     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 11, 1997


                                       SECURITIES ACT REGISTRATION NOS. 33-50476
                                INVESTMENT COMPANY ACT REGISTRATION NO. 811-7064
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933                        [ ]
                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]

                         POST-EFFECTIVE AMENDMENT NO. 7                      [X]

                    AND/OR REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [X]
                                AMENDMENT NO. 8
                        (CHECK APPROPRIATE BOX OR BOXES)
                            ------------------------

                           THE TARGET PORTFOLIO TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                              GATEWAY CENTER THREE


                         NEWARK, NEW JERSEY 07102-4077

              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 367-7530

                               S. JANE ROSE, ESQ.
                              GATEWAY CENTER THREE

                            NEWARK, NEW JERSEY 07102

                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:


                             PAUL H. DYKSTRA, ESQ.

                           GARDNER, CARTON & DOUGLAS
                              321 N. CLARK STREET
                            CHICAGO, ILLINOIS 60610
                            ------------------------

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of the Registration Statement.

     IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                            (CHECK APPROPRIATE BOX):
[ ] immediately upon filing pursuant to paragraph (b)

[ ] on (date) pursuant to paragraph (b)

[X] 60 days after filing pursuant to paragraph (a)(i)
[ ] on (date) pursuant to paragraph (a)(i) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485
[ ] on (date) pursuant to paragraph (a)(ii) of Rule 485.

                    IF APPROPRIATE, CHECK THE FOLLOWING BOX:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


     THE REGISTRANT HAS ELECTED, PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, TO REGISTER AN INDEFINITE NUMBER OF SHARES. IN ACCORDANCE WITH RULE 24F-2, THE REGISTRANT FILED A NOTICE UNDER SUCH RULE FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1996, ON FEBRUARY 26, 1997.

================================================================================

                             CROSS REFERENCE SHEET

                           (AS REQUIRED BY RULE 495)


    N-1A
  ITEM NO.                                                       CAPTION IN PART A PROSPECTUS
  ---------                                                -----------------------------------------
  Item 1.     Cover Page...............................    Front Cover Page
  Item 2.     Synopsis.................................    Trust Expenses
  Item 3.     Condensed Financial Information..........    Trust Expenses; Financial Highlights;
                                                             General Information
  Item 4.     General Description of Registrant........    Description of the Portfolios; General
                                                             Information
  Item 5.     Management of the Fund...................    Financial Highlights; Management of the
                                                             Trust; General Information
  Item 5A.    Management's Discussion of Fund
                Performance............................    Financial Highlights
  Item 6.     Capital Stock and Other Securities.......    Taxes, Dividends and Distributions;
                                                             General Information
  Item 7.     Purchase of Securities Being Offered.....    Purchase and Redemption of Shares; Net
                                                             Asset Value; Management of the Trust
  Item 8.     Redemption or Repurchase.................    Purchase and Redemption of Shares;
                                                             General Information
  Item 9.     Pending Legal Proceedings................    Not Applicable



                                                                CAPTION IN PART B STATEMENT OF
                                                                    ADDITIONAL INFORMATION
                                                           -----------------------------------------
  Item 10.    Cover Page...............................    Cover Page
  Item 11.    Table of Contents........................    Table of Contents
  Item 12.    General Information and History..........    General Information
  Item 13.    Investment Objectives and Policies.......    Investment Objectives and Policies;
                                                             Additional Investment Policies;
                                                             Investment Restrictions
  Item 14.    Management of the Fund...................    Trustees and Officers; Manager;
                                                             Distributor
  Item 15.    Control Person and Principal Holders of
                Securities.............................    Not Applicable
  Item 16.    Investment Advisory and Other Services...    Manager; Distributor; Custodian, Transfer
                                                             and Dividend Disbursing Agent and
                                                             Independent Accountants
  Item 17.    Brokerage Allocation and Other
                Practices..............................    Portfolio Transactions and Brokerage
  Item 18.    Capital Stock and Other Securities.......    Not Applicable
  Item 19.    Purchase, Redemption and Pricing of
                Securities Being.......................    Purchase and Redemption of Shares;
                                                             Shareholder Investment Account; Net
                                                             Asset Value
  Item 20.    Tax Status...............................    Taxes, Dividends and Distributions
  Item 21.    Underwriters.............................    Distributor
  Item 22.    Calculation of Performance Data..........    Performance Information
  Item 23.    Financial Statements.....................    Financial Statements


PART C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                      LOGO

                                    TARGET:
                        PERSONALIZED INVESTING FOR THOSE
                               FOCUSED ON SUCCESS

THIS MATERIAL CONSISTS OF A DESCRIPTION OF THE PRUDENTIAL SECURITIES TARGET PROGRAM AND A PROSPECTUS OF THE TARGET PORTFOLIO TRUST. A TABLE LISTING THE COSTS AND EXPENSES ASSOCIATED WITH AN INVESTMENT IN THE FUND APPEARS ON PAGE 6 OF THE PROSPECTUS. READ THE DESCRIPTION AND THE PROSPECTUS CAREFULLY BEFORE INVESTING.


                                                                  March   , 1997


                                              THIS BROCHURE INCLUDES A PROSPECTUS WHICH
                                              DESCRIBES IN DETAIL THE FUND'S OBJECTIVES,
                                              INVESTMENT POLICIES, RISKS, SALES CHARGES, FEES
                                              AND OTHER MATTERS OF INTEREST. PLEASE READ THE
                                              PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND
                                              MONEY.

        "Tis the part of a wise man to keep himself today for tomorrow, and not venture all his eggs in one basket."
           --Miguel de Cervantes, Don Quixote, 1605

     Diversification. True then. True today. After nearly 400 years, this principle remains a hallmark of prudent financial management. It is also often an integral part of a successful investment program.

     The Prudential Securities TARGET program seeks to apply today's "modern" investment techniques and history's tried and true principles. We invite you to read more about this exciting opportunity.

WELCOME TO TARGET

     Having the proper investment program based on your personal financial goals is more important than ever. To retire comfortably, purchase a home, or build a nest egg, investors no longer can rely solely on traditional savings vehicles. Instead, they must look to other investments, and that's how TARGET can help.

IT IS EASY TO DEVELOP YOUR PROGRAM


     TARGET is a comprehensive investment program that provides personalized asset allocation, money management, and performance reporting services. Offered only by Prudential Securities and its affiliates, TARGET is convenient and designed to help you achieve your investment goals more easily.



     Developing a rational and effective investment program is not difficult if you receive the proper guidance. With TARGET, you benefit from the services of your Financial Advisor, agent and those of independent investment advisers (commonly called "money managers") who manage the portfolios that underlie the TARGET program. The services of many of these advisers are normally available only to institutional investors such as pension funds, endowments and Fortune 500 companies. Few other investment programs provide this level of service as conveniently as TARGET.


     As with any investment program, the TARGET program and the underlying portfolios entail certain risks. Certain risks inherent in the portfolios are described in the accompanying prospectus. There can be no assurances that an investor's participation in TARGET will achieve the intended investment result or that the value of an investor's investment in TARGET will appreciate.

TARGET USES A FOUR STEP PROCESS

     TARGET helps you manage your money and plan for your future. You and your Financial Advisor should revisit the following process regularly:

I) DEFINE YOUR GOALS

     You and your Financial Advisor will discuss your investment objectives, time horizon, income requirements and risk tolerance. Together, you will attempt to paint a clear picture of your financial goals and expectations.

II) DEVELOP YOUR PLAN

     A personalized investment plan will be developed for you. It will recommend that you diversify your assets by investing in a precise blend of stock, bond and money market mutual fund portfolios.

                                     THIS BROCHURE IS NOT PART OF THE PROSPECTUS

You may adopt this blend, called your "recommended allocation," or choose your own. TARGET is non-discretionary, so all investment decisions ultimately remain with you.

III) MANAGE YOUR MONEY

     TARGET provides you with an opportunity to invest with advisers whose account minimums in some cases exceed $5 million. Each adviser manages a portfolio (or a portion of a portfolio) that focuses on a specific market sector like small company stocks, bonds, and foreign securities.

IV) MONITOR YOUR PROGRESS

     You'll receive a personal review called your "Quarterly Account Monitor." It will show your portfolios' performance and include commentaries from the advisers and sections on transactions, distributions and taxes.

1) DEFINE YOUR GOALS

     A personally tailored investment program should account for each investor's unique situation. Investing is a very personal process since no two investors have exactly the same goals and tolerance for risk. TARGET attempts to recommend the right investment program based upon your unique situation through its Questionnaire.

TARGET STARTS WITH YOU

     Without a thorough understanding of an investor's goals and specific situation, no program truly can be personalized. As a result, there is a higher chance that an investor will not as easily achieve his or her investment goals.

     Your responses to the Questionnaire provide TARGET with your investment profile. You will be asked about your financial goals, current investments, attitudes towards risk, investment amount, and time frame. Each question will have a direct bearing on the allocation of mutual fund portfolios that TARGET recommends for you. This will help you and your Financial Advisor keep up to date with your personal situation and remain focused on helping you attempt to achieve your goals.

2) DEVELOP YOUR PLAN

     TARGET considers several factors before developing your personal investment plan. These factors include the historical returns of different investments and asset allocation strategies.

YOUR ALLOCATION IS DESIGNED SPECIFICALLY FOR YOU

     There are risks to all investments, including TARGET. Your goal, however, should not be to avoid risk, but to manage it.

     You can reduce most risk by investing in safe, short-term securities, such as U.S. Treasury-bills. Your return, though, may be limited. By contrast, if you take some risk, history has shown that over time, you may be rewarded. One way you can attempt to manage risk is to diversify your assets both within security type by using mutual funds, and among types (by using stocks, bonds and short-term investments).

     TARGET helps you diversify by using several mutual fund portfolios. Each one focuses on a particular type of investment. This approach may help reduce the chance that poor performance by one investment type (stocks or bonds or money market securities), sector (industry or geographic) as well as any particular security, will have a major impact on your overall TARGET account.

                                     THIS BROCHURE IS NOT PART OF THE PROSPECTUS

     Different types of investments perform relatively better at different times. For example, the returns of stocks historically beat those of bonds over the long-term, but not every year. Advising you on how the returns of different investments relate to each other is an integral element of TARGET. Your recommended allocation will suggest that you invest specific amounts in several TARGET portfolios. Each allocation has unique potential risk and return characteristics and TARGET recommends one that appears right for you based on the information in your Questionnaire. Complex studies of long-term investment returns are among the factors used to construct the allocation. As a result, TARGET seeks to provide you with a rational financial foundation to help keep your investments consistent with your goals.

TARGET'S PORTFOLIOS

                STOCK                                 BOND
    Large Cap Growth Portfolio        International Bond Portfolio
    Large Cap Value Portfolio         Total Return Portfolio
    Small Cap Growth Portfolio        Intermediate-Term Portfolio
    Small Cap Value Portfolio         Mortgage Backed Portfolio
    International Equity Portfolio    US Gov't Money Market Portfolio

     The portfolios are described in greater detail in the accompanying prospectus. Portfolios may be added to or removed from TARGET from time to time pursuant to applicable regulations.

3) MANAGE YOUR MONEY

     Managing your money can be an overwhelming job for an individual, so many people look to mutual funds for help. Their efforts may often be frustrated, however, because there are more than 7,000 funds to choose from. TARGET is a solution to this dilemma.

EVERY INVESTMENT ADVISER IS UNIQUE

     Each TARGET adviser, also known as a "sub-adviser," specializes in a certain sector. Prudential Securities initially conducted a six-month search to identify advisers for TARGET. Risk-adjusted performance, adherence to investment style, continuity of personnel, and other factors, were considered. Of course, an adviser's past investment record is no guarantee of future results.


     Though the advisers are independent of Prudential Securities, they have been selected and are monitored by Prudential Mutual Fund Management LLC and the Trustees of the TARGET Portfolio Trust. TARGET provides you with access to these independent advisers in one convenient program.


4) MONITOR YOUR PROGRESS

     TARGET has been structured as a personalized, ongoing program. Thus, you should monitor your progress and, when necessary, make adjustments. As always, your Financial Advisor will attempt to provide solid guidance.

YOU WILL RECEIVE QUARTERLY REPORTS


     You'll receive quarterly reports that describe how your portfolios performed and how they are being managed. This is a service that supplements your account statement and TARGET'S semi-annual reports. The QUARTERLY ACCOUNT MONITOR provides a comprehensive review of your invest-


                                     THIS BROCHURE IS NOT PART OF THE PROSPECTUS
ment performance. It also includes market commentaries from the TARGET advisers and sections on dividends, distributions, and portfolio transactions.

     The COST BASIS REPORT in the Monitor should lessen your paperwork when it comes time to file your tax returns. It calculates your per-share cost basis and realized gains and losses.

YOU CAN FINE-TUNE TARGET ALONG THE WAY

     As time passes, your goals may change, as will the financial markets. You can fine-tune TARGET and your Financial Advisor will assist you in this "rebalancing."

     Rebalancing can be done easily by directing assets from one portfolio to another. Rebalancing may be necessary because your portfolios will perform differently, causing their relative values to differ from your recommended allocation percentages. You can change your recommended percentages as your goals or circumstances change or as a result of the addition of a new portfolio to, or removal of an existing portfolio from, the Trust. Also there may be differences between your TARGET portfolio holdings and the Prudential Securities recommended allocation as a result of your decision to select an allocation different from Prudential Securities' recommended allocation. As always you can revise the percentages at any time due to changing market conditions.

GETTING STARTED IS EASY

     Designing an allocation to achieve your goals more easily is the objective of the TARGET program. Few other programs can provide you, as conveniently, with this level of personalized investment service. Here's how it works:


     Schedule a meeting with a Prudential Securities Financial Advisor or Pruco Securities Corporation (Prusec) registered representative who will assist you in completing the TARGET Questionnaire. Alternatively, you can complete the Questionnaire on your own and mail it back to your Financial Advisor.


     Prudential Securities will analyze your responses to the Questionnaire and then provide you and your Financial Advisor with an Evaluation. An important part of the Evaluation is the personalized asset allocation recommendation. This recommendation will suggest that you invest specific amounts in several TARGET portfolios. Normally, between five and nine portfolios are recommended. Ibbotson Associates, of Chicago, assists in constructing the recommended allocations. Ibbotson is an investment consulting, data, and software products company that specializes in applying investment theories and empirical findings to current business practice. You and your Financial Advisor will review the recommended allocation and, since TARGET is a non-discretionary program, you may accept the recommendation, or adopt your own.

     When you receive the Evaluation, your Financial Advisor also will provide you with a TARGET Investment Advisory Agreement. This document requires your signature and describes important aspects of participating in the TARGET program. You also will receive other materials, such as a Disclosure Statement (which details more information about TARGET and Prudential Securities) and, depending on the type of account, other documents. Once you review the material, sign the Investment Advisory Agreement and agree upon an asset allocation, your money will be invested in TARGET and you'll be on your way. Of course, you will receive trade confirmations.

                                     THIS BROCHURE IS NOT PART OF THE PROSPECTUS

     Adding or withdrawing money also is easy. Shares of portfolios can be purchased, redeemed or exchanged daily at the net asset value next determined without imposition of any sales or redemption charge.

     As described below, participation in TARGET is subject to the payment of a quarterly advisory fee.

                 FEES, AND INVESTMENT MINIMUMS AND OTHER TERMS

ANNUAL FEE


     For all accounts, other than Individual Retirement Accounts (IRA's) and qualified employee benefit plans (collectively, the Plans), the quarterly advisory fee is charged at the maximum annual rate of 1.5% of assets held in a TARGET Program account invested in equity portfolios and 1.0% of assets held in a TARGET Program account invested in income portfolios. For Plan accounts, the quarterly advisory fee is charged at the maximum rate of 1.25% and 1.35%, respectively. The fee may be subject to negotiation under certain circumstances. Financial Advisors and Prusec registered representatives receive a portion of the advisory fee paid by TARGET Program clients. As the quarterly fee paid by non-Plan investors for investments in an equity portfolio is greater than the fee paid for investments in an income portfolio, Prudential Securities, when making asset allocation recommendations for non-Plan TARGET Program clients will be presented with a conflict of interest as to the specific portfolios recommended for investment. As a shareholder in the portfolios, you will also bear a proportionate share of the portfolios' fees and expenses, which are described in detail in the accompanying prospectus.



     Accounts may have their fee automatically debited from their securities account or billed to them quarterly. For accounts that are billed, the initial fee is payable by check within forty-five calendar days after the trade date. The initial fee is based on the value of your shares and the mix of TARGET portfolios on the initial trade date. The initial fee covers the period from the initial trade date through the last day of the calendar quarter, and is pro-rated accordingly. Thereafter, quarterly fees cover the current calendar quarter. The quarterly fee is payable on the sixth business day of the current quarter or, for accounts that are billed quarterly, forty-five calendar days after the end of the previous calendar quarter, by check.


     The Quarterly Account Monitor sent to you will indicate the amount of the TARGET Program annual fee. You should consult with your Financial Advisor to estimate the amount of the annual fee and ensure that, if the fee is paid by a debit from your securities account, there are sufficient funds in the account to cover the debit. If there are insufficient funds, the fee will be paid by an automatic redemption by Prudential Securities of an appropriate number of shares
(i) for non-Plan accounts, from your largest TARGET portfolio and (ii) for Plan accounts, from all of your TARGET portfolios on a pro-rata basis. If you choose to maintain a cash balance in your securities account or pay by check, any idle funds in your account may be invested in shares of a Prudential Securities money market fund designated by you until the specified payment date.


     If you add assets to your TARGET Program account during a calendar quarter, the applicable fee will be payable one business day after settlement date (or on the forty-fifth calendar day after the trade date for accounts that elect to be billed for their TARGET Program fee), after the day that these investments aggregate $10,000 or more and will be based on the proportion of the current quarter


                                     THIS BROCHURE IS NOT PART OF THE PROSPECTUS
then remaining. If the fee is paid by a debit from your securities account and if there are insufficient funds in your securities account, the fee will be paid by an automatic redemption, by Prudential Securities, of an appropriate number of shares (1) for non-Plan accounts, from your largest TARGET portfolio and (2) for Plan accounts, from all of your TARGET portfolios on a pro-rata basis.


     Trustees of the TARGET Trust, employees of Prudential Securities and Prudential Mutual Fund Management LLC and their subsidiaries, and members of the families of such persons who maintain an "employee related" account at Prudential Securities may participate in the TARGET Program without the imposition of the annual program fee. In addition, the annual program fee may be waived in whole or in part for certain banks, trust companies or unaffiliated investment advisers who maintain securities accounts with Prudential Securities, personal trusts which are part of The Prudential Bank Personal Trust Program administered by Prudential Bank & Trust (as trustee) or affiliates thereof, and certain fee based programs sponsored by Prudential Securities and its affiliates which include mutual funds as investment options and for which the Portfolios are an available option without payment of the program fee.


MINIMUM INITIAL INVESTMENT

     The minimum initial investment for non-Plan accounts is $25,000 and for Plan accounts, $10,000. The minimum initial investment is $10,000 for custodial accounts established under the Uniform Gift to Minors Act and for Trustees of the TARGET Trust. The minimum initial investment may be waived, in whole or in part, for certain start-up qualified employee benefit plans and for a transfer of assets from an asset allocation program of investments in registered investment companies. From time to time, the minimum initial investment requirement may otherwise be reduced for Plan and non-Plan accounts in the discretion of Prudential Securities.

TERMINATION

     You may terminate your participation in the TARGET Program at any time upon five business days notice. Prudential Securities reserves the right to reject any investor's participation in the TARGET Program.

     Termination of the TARGET Program account must be accompanied by a redemption order for all portfolio shares held in the account. The TARGET Trust may redeem shares when their aggregate value falls below $10,000 by reason other than fluctuations in the portfolios' net asset values or redemptions to pay TARGET Program fees if the investor does not restore the share value to in excess of that amount within 30 days after written notice by the Trust. Proceeds of any involuntary redemption will be credited to your securities account or paid by check mailed to you if you so instruct. You should be aware that involuntary redemptions may result in the liquidation of portfolio holdings at a time when the value of these holdings is higher or lower than your cost, resulting in a realized taxable gain or loss, respectively.

                                     THIS BROCHURE IS NOT PART OF THE PROSPECTUS

THE TARGET PORTFOLIO TRUST(SM)


PROSPECTUS DATED MARCH    , 1997

--------------------------------------------------------------------------------


     The Target Portfolio Trust(SM) (the Trust), is an open-end, management investment company currently composed of ten separate investment portfolios (the Portfolios) professionally managed by Prudential Mutual Fund Management LLC. (PMF or the Manager). Each Portfolio benefits from discretionary advisory services provided by one or more investment advisers (each, an Adviser, collectively, the Advisers) identified, retained, supervised and compensated by the Manager. The Trust consists of the following Portfolios:


Equity Portfolios
    - Large Capitalization Growth Portfolio
    - Large Capitalization Value Portfolio
    - Small Capitalization Growth Portfolio
    - Small Capitalization Value Portfolio
    - International Equity Portfolio
Income Portfolios
    - International Bond Portfolio
    - Total Return Bond Portfolio
    - Intermediate-Term Bond Portfolio
    - Mortgage Backed Securities Portfolio
    - U.S. Government Money Market Portfolio

     The U.S. Government Money Market Portfolio seeks to maintain a stable net asset value of $1.00 per share. Shares of the U.S. Government Money Market Portfolio are not guaranteed or insured by the U.S. Government. There can be no assurance that the U.S. Government Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.


     Shares of the Portfolios are offered to participants in the Prudential Securities Target Program (the Target Program), an investment advisory service that provides to investors asset allocation recommendations with respect to the Portfolios based on an evaluation of an investor's investment objectives and risk tolerances. Participation in the Target Program is subject to payment of a separate investment advisory or program fee. For all accounts other than Individual Retirement Accounts (IRAs) and qualified employee benefit plans (collectively, Plans) the quarterly advisory fee is charged at a maximum annual rate of 1.5% of assets invested in equity portfolios and 1.0% of assets invested in income portfolios. For Plan accounts, the quarterly advisory fee is charged at the maximum annual rate of 1.25% of assets invested in equity portfolios and 1.35% of assets invested in income portfolios. Certain clients may be eligible for a reduction or waiver of the advisory fee. See "Purchase and Redemption of Shares." The operating expenses of the Portfolios, when combined with any investment advisory fees separately paid, will involve greater fees and expenses than other investment companies whose shares are purchased without the benefit of professional asset allocation recommendations. The Target Program or shares of the Trust are also available (without participation in the Target Program) to banks, trust companies and other investment advisory services which maintain securities accounts with Prudential Securities and to certain fee based programs sponsored by Prudential Securities and its affiliates which include mutual funds as investment options and for which the Portfolios are an available option without payment of the Target Program fee.


     PROSPECTIVE INVESTORS SHOULD NOTE THAT THE MORTGAGE BACKED SECURITIES PORTFOLIO MAY SELL A SECURITY THAT IT DOES NOT OWN (I.E., ENGAGE IN SHORT SALES). ALL OF THE PORTFOLIOS RESERVE THE RIGHT TO BORROW MONEY FOR TEMPORARY AND EXTRAORDINARY PURPOSES WHILE THE MORTGAGE BACKED SECURITIES PORTFOLIO, THE INTERMEDIATE-TERM BOND PORTFOLIO, THE TOTAL RETURN BOND PORTFOLIO AND THE INTERNATIONAL BOND PORTFOLIO MAY ALSO BORROW FOR INVESTMENT PURPOSES WHICH MAY ENTAIL ADDITIONAL RISK TO THOSE PORTFOLIOS. ALL OF THE PORTFOLIOS MAY INVEST IN EXCESS OF 5% OF THEIR ASSETS IN RESTRICTED SECURITIES. THESE TECHNIQUES MAY BE CONSIDERED SPECULATIVE AND MAY INVOLVE A GREATER RISK OF LOSS TO THOSE PORTFOLIOS THAT UTILIZE THESE TECHNIQUES. THE INTERNATIONAL BOND PORTFOLIO MAY INVEST MORE THAN 5% OF ITS TOTAL ASSETS IN NON-INVESTMENT GRADE SECURITIES, WHICH MAY ENTAIL ADDITIONAL RISKS. ADDITIONALLY, THE PORTFOLIOS MAY EXPERIENCE HIGH ANNUAL PORTFOLIO TURNOVER WHICH MAY INVOLVE CORRESPONDINGLY GREATER BROKERAGE COMMISSIONS AND OTHER TRANSACTION COSTS. See "Description of the Portfolios--Investment Objectives and Policies" and "Description of the Portfolios--Other Investments and Policies."


     The Trust's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.



     This Prospectus sets forth concisely the information about the Trust that a prospective investor ought to know before investing. Additional information about the Trust has been filed with the Securities and Exchange Commission in a
Statement of Additional Information, dated March   , 1997, which information is
incorporated herein by reference and is available without charge upon request to the Trust at the address or telephone number noted above.


Investors are advised to read this Prospectus and retain it for future reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     SUMMARY

     The following summary is qualified in its entirety by the more detailed information included elsewhere in this Prospectus.


     THE TRUST. The Trust is a management investment company providing a convenient means of investing in separate professionally managed Portfolios. The assets of each of the Portfolios are managed on a discretionary basis by one or more separate Advisers. See "Management of the Trust." The Trust is a series company currently consisting of ten Portfolios. As with an investment in any mutual fund, an investment in a Portfolio can decrease in value and you can lose money. Except for the International Bond Portfolio, each of these Portfolios is a diversified portfolio within the meaning of the Investment Company Act of 1940, as amended (the Investment Company Act). There are certain risks associated with an investment in a non-diversified portfolio. See "Description of the Portfolios--International Bond Portfolio."


EQUITY PORTFOLIOS

     LARGE CAPITALIZATION GROWTH PORTFOLIO -- seeks to achieve long-term capital appreciation by investing primarily in a portfolio of common stocks of companies that, in the Adviser's opinion, are characterized by a growth of earnings at a rate faster than that of the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Dividend income is an incidental consideration in the selection of investments. The Portfolio may also invest in money market instruments and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and may engage in repurchase agreement transactions. See "Description of the Portfolios--Other Investments and Policies." The stocks of the companies in which the Portfolio may invest are subject to industry, economic and market risks and therefore may not perform as the Adviser expects. The Advisers to the Portfolio are Columbus Circle Investors, a subpartnership of PIMCO Advisors L.P., and Oak Associates, Ltd.

     LARGE CAPITALIZATION VALUE PORTFOLIO -- seeks to achieve total return consisting of capital appreciation and dividend income by investing primarily in a portfolio of common stocks that, in the Adviser's opinion, have above average price appreciation potential at the time of purchase. The Portfolio may also invest in other equity securities, including preferred stock, corporate and other debt obligations and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. See "Description of the Portfolios--Other Investments and Policies." The stocks of the companies in which the Portfolio may invest are subject to industry, economic and market risks and therefore may not perform as the Adviser expects. The Advisers to the Portfolio are INVESCO Capital Management, Inc. and Hotchkis and Wiley.

     SMALL CAPITALIZATION GROWTH PORTFOLIO -- seeks to achieve maximum capital appreciation by investing primarily in a portfolio of common stocks of "emerging growth" companies. The securities of the companies in which the Portfolio will invest may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the markets in general. The Portfolio may also invest in preferred stock, obligations issued or guaranteed by the U.S. Government and money market instruments. See "Description of the Portfolios--Other Investments and Policies." The Advisers to the Portfolio are Nicholas-Applegate Capital Management and Investment Advisers, Inc.

     SMALL CAPITALIZATION VALUE PORTFOLIO -- seeks to achieve above average capital appreciation by investing primarily in a portfolio of common stocks of companies with a total market capitalization of less than $1.5 billion that, in the Adviser's opinion, are undervalued or overlooked in the marketplace at the time of purchase. The Portfolio may also invest in securities convertible into common stock, preferred stock, debt obligations with capital appreciation potential and money market instruments. See "Description of the Portfolios--Other Investments and Policies." The securities of the companies in which the Portfolio will invest may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the markets in general. The Advisers to the Portfolio are Lazard Freres Asset Management, a division of Lazard Freres & Co., and Wood, Struthers & Winthrop Management Corp., a subsidiary of Donaldson, Lufkin & Jenrette Securities Corporation.

     INTERNATIONAL EQUITY PORTFOLIO -- seeks to achieve capital appreciation by investing primarily in a portfolio of equity securities of companies domiciled outside the United States. The Portfolio will invest in companies in developed as well as developing countries. Investing in international equity securities involves risks not associated with investment in the securities of U.S. companies, including exposure to less diverse and mature economies, greater market volatility and changes in currency exchange rates. Investments in developing countries involve additional risks. See "Description of the Portfolios--International Equity Portfolio." The Portfolio may engage in forward currency transactions, purchase and write put and call options on foreign currencies and trade currency futures contracts and options thereon. The Portfolio may also invest in closed-end country or regional funds and money market instruments. See "Description of the Portfolios--Other Investments and Policies." The Adviser to the Portfolio is Lazard Freres Asset Management, a division of Lazard Freres & Co.

INCOME PORTFOLIOS


     INTERNATIONAL BOND PORTFOLIO -- seeks to achieve high total return by investing primarily in high quality foreign debt securities denominated primarily in foreign currencies. The Portfolio may invest in debt obligations issued or guaranteed by foreign governments, their agencies and instrumentalities, by supranational organizations and entities and by foreign corporations or financial institutions. Under normal market circumstances, the Portfolio will invest at least 65% of its total assets in high quality debt securities denominated in foreign currencies of issuers located in at least three countries outside the United States. The Portfolio may also invest in debt obligations issued or guaranteed by the United States Government and its agencies and instrumentalities and in corporations and financial institutions domiciled in the United States. The Portfolio may also invest in debt securities denominated in the European Currency Unit (ECU), a multinational currency unit which represents specified amounts of currencies of certain member states of the European Economic Community. Under normal circumstances, the Portfolio will invest at least 75% of its assets in debt securities rated A or better by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or if unrated, determined by the Adviser to be of comparable quality. Under normal circumstances, up to 25% of the Portfolio's total assets may be invested in debt securities rated below investment grade but rated at least B by S&P or Moody's or, if unrated, determined by the Adviser to be of comparable quality. See "Description of the Portfolios--Other Investments and Policies." The Portfolio is non-diversified and may be subject to greater risks than a portfolio that is diversified. See "Description of the Portfolios--International Bond Portfolio." The Adviser to the Portfolio is Fiduciary International, Inc.


     TOTAL RETURN BOND PORTFOLIO -- seeks to achieve total return consisting of current income and appreciation of capital by investing primarily in a portfolio of fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than four years but not more than fifteen years. The Portfolio may invest in obligations issued or guaranteed by the U.S.

Government, its agencies and instrumentalities, corporate and other debt obligations, convertible securities, mortgage-backed securities, asset backed securities, obligations of foreign governments or their subdivisions, agencies or instrumentalities, obligations of supranational and quasi-governmental entities, commercial paper, certificates of deposit, money market instruments and foreign currency exchange-related securities. All of the securities in the Portfolio will be investment grade or determined by the Adviser to be of comparable quality, except the Portfolio may invest up to 10% of its total assets in securities rated below investment grade but rated at least B by Moody's or S&P, or determined by the Adviser to be of comparable quality. See "Other Investments and Policies--Medium and Lower Rated Securities." The Portfolio may also invest in repurchase agreements and reverse repurchase agreements and purchase and write put and call options, purchase and sell futures contracts, purchase securities on a when-issued or delayed-delivery basis, engage in interest rate swap transactions and lend its portfolio securities. Investing in bonds involves risks related to interest rate changes, the ability of the issuer to repay its obligations, and in the case of medium and lower-rated securities, greater price volatility and the risk of default. The Adviser to the Portfolio is Pacific Investment Management Company.



     INTERMEDIATE-TERM BOND PORTFOLIO -- seeks to achieve current income and reasonable stability of principal by investing primarily in a portfolio of high quality fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than three years but not more than ten years. The Portfolio may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, corporate and other debt obligations, convertible securities, mortgage-backed securities, asset backed securities, obligations of foreign governments or their subdivisions, agencies or instrumentalities, obligations of supranational and quasi-governmental entities, commercial paper, certificates of deposit, money market instruments and foreign currency exchange-related securities. All of the securities in the Portfolio will be investment grade or determined by the Adviser to be of comparable quality, except the Portfolio may invest up to 10% of its total assets in securities rated below investment grade but rated at least B by Moody's or S&P, or determined by the Adviser to be of comparable quality. See "Other Investments and Policies--Medium and Lower Rated Securities." The Portfolio may also invest in repurchase agreements and reverse repurchase agreements and purchase and write put and call options, purchase and sell futures contracts, purchase securities on a when-issued or delayed-delivery basis, engage in interest rate swap transactions and lend its portfolio securities. Investing in bonds involves risks related to interest rate changes, the ability of the issuer to repay its obligations, and in the case of medium and lower-rated securities, greater price volatility and the risk of default. The Adviser to the Portfolio is Pacific Investment Management Company.


     MORTGAGE BACKED SECURITIES PORTFOLIO -- seeks to achieve high current income as its primary objective with a secondary objective of capital appreciation, each to the extent consistent with the protection of capital. The Portfolio seeks to achieve these objectives by investing, under normal circumstances, at least 65% of its assets in mortgage related securities. The Portfolio may also invest in non-mortgage related securities, including obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, corporate and other debt obligations, asset-backed securities, money market instruments and repurchase and reverse repurchase agreements. In addition, the Portfolio may purchase and write put and call options, purchase and sell futures contracts, purchase securities on a when-issued or delayed-delivery basis, engage in interest rate swap transactions, make short sales of securities and lend its portfolio securities. See "Description of the Portfolios--Other Investments and Policies." Investing in mortgage backed securities involves risks related to interest rate movements, prepayment of principal faster or slower than expected and the liquidity and creditworthiness of the various mortgage related securities purchased by the Portfolio. The Adviser to the Portfolio is Wellington Management Company, LLP.



     U.S. GOVERNMENT MONEY MARKET PORTFOLIO -- seeks to achieve maximum current income consistent with the maintenance of liquidity and the preservation of capital. The Portfolio invests exclusively in short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (U.S. Government securities) and repurchase agreements with respect to those securities. The Portfolio may also purchase securities on a when-issued or delayed-delivery basis. While the U.S. Government Money Market Portfolio seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so on a continuing basis. See "Description of the Portfolios--Other Investments and Policies." The Adviser to the Portfolio is Wellington Management Company, LLP.



     MANAGEMENT. Prudential Mutual Fund Management LLC acts as the Portfolios' Manager. Each Portfolio is advised by one or more Advisers identified, retained, supervised and compensated by the Manager. Investors should be aware that the Manager will be subject to a conflict of interest when making decisions regarding the retention and compensation of particular Advisers. The Manager receives a fee from each Portfolio, and retains a portion of the fee that varies based on the Portfolio involved. The Manager's decisions, including the identity of an Adviser and the specific amount of the Manager's compensation to be paid to the Adviser, are subject to review and approval by a majority of the Trustees including a majority of the Trustees who are not "interested" persons as defined in the Investment Company Act. See "Management of the Trust."


     PURCHASE AND REDEMPTION OF SHARES. Shares of the Portfolios are offered for purchase and redemption at their respective next determined net asset values. Investors purchasing shares through participation in the Target Program will pay a quarterly advisory fee. For all non-Plan accounts, the quarterly advisory fee is charged at the maximum annual rate of 1.5% of assets held in a Target Program account invested in equity portfolios and 1.0% of assets held in a Target Program account invested in income portfolios. For Plan accounts, the quarterly advisory fee is charged at the maximum annual rate of 1.25% of assets held in a Target Program account invested in equity portfolios and 1.35% of assets held in a Target Program account invested in income portfolios. The fee may be subject to negotiation when assets in the Target Program exceed $100,000, based on a number of factors including, but not limited to, the size of the account and other accounts with Prudential Securities. The minimum initial investment in the Target Program for non-Plan accounts is $25,000 and for Plan accounts is $10,000. Certain accounts may be aggregated for purposes of satisfying the minimum initial investment requirement. The minimum initial investment requirement may be reduced or waived in certain instances and the advisory fee may be waived or reduced for certain clients. See "Purchase and Redemption of Shares."

                                 TRUST EXPENSES


    The following table lists the costs and expenses, including the Target Program advisory fee paid separately, that an investor will incur directly and indirectly as a shareholder of each of the Portfolios based on expenses from the last fiscal year. The operating expenses of the Portfolios, when combined with any investment advisory fees separately paid, will involve greater fees and expenses than other investment companies whose shares are purchased without the benefit of professional asset allocation recommendations.



                                                                                                                          U.S.
             LARGE       LARGE       SMALL       SMALL                                          INTER-                   GOVERN-
           CAPITALI-   CAPITALI-   CAPITALI-   CAPITALI-    INTER-      INTER-       TOTAL     MEDIATE-     MORTGAGE      MENT
            ZATION      ZATION      ZATION      ZATION     NATIONAL    NATIONAL     RETURN       TERM        BACKED       MONEY
            GROWTH       VALUE      GROWTH       VALUE      EQUITY       BOND        BOND        BOND      SECURITIES    MARKET
           PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO
           ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ----------   ---------
SHAREHOLDER
 TRANSACTION
 EXPENSES...    None      None        None        None        None        None        None        None         None         None
Maximum
 Annual
 Target
 Program
 Fee
applicable
 to non
 Plan
 investors
 (as a
percentage
 of
 average
 daily
 value of
 Portfolio
 shares
 held)*...   1.50%       1.50%       1.50%       1.50%       1.50%       1.00%       1.00%       1.00%        1.00%        1.00%
           =========   =========   =========   =========   =========   =========   =========   =========   ===========  =========
ANNUAL PORTFOLIO OPERATING EXPENSES**
 (AS A
PERCENTAGE
 OF
 AVERAGE
 NET
 ASSETS)
Management
   Fees...   0.60%       0.60%       0.60%       0.60%       0.70%       0.50%       0.45%       0.45%        0.45%        0.25%
 12b-1
   Fees...    None        None        None        None        None        None        None        None         None         None
 Other
 Expenses...    .22%      .17%        .29%        .32%        .29%        .84%        .49%        .28%         .46%         .64%
           ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------      -----     ---------
 Total
 Portfolio
 Operating
   Expenses...    .82%    .77%        .89%        .92%        .99%       1.34%        .94%        .73%         .91%         .89%
           =========   =========   =========   =========   =========   =========   =========   =========   ===========  =========
 Maximum
   Total
 Portfolio
 Operating
  Expenses
   (After
   Reduction)+...     N/A     N/A      N/A         N/A         N/A         N/A       0.95%         N/A          N/A          N/A


EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(i) a 5% annual return and (ii) redemption at the end of each time period:


                                                                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                                         ------    -------    -------    --------
Large Capitalization Growth Portfolio.................................................    $ 24       $72       $ 124       $266
Large Capitalization Value Portfolio..................................................    $ 23       $71       $ 122       $261
Small Capitalization Growth Portfolio.................................................    $ 24       $75       $ 128       $273
Small Capitalization Value Portfolio..................................................    $ 25       $75       $ 129       $276
International Equity Portfolio........................................................    $ 25       $78       $ 133       $283
International Bond Portfolio..........................................................    $ 24       $73       $ 125       $268
Total Return Bond Portfolio...........................................................    $ 20       $61       $ 105       $226
Intermediate-Term Bond Portfolio......................................................    $ 18       $54       $  94       $204
Mortgage Backed Securities Portfolio..................................................    $ 19       $60       $ 103       $223
U.S. Government Money Market Portfolio................................................    $ 19       $59       $ 102       $221



     The above example is based on data for the Trust's fiscal year ended December 31, 1996. The Total Return Bond Portfolio was subject to an annual expense cap of .95% for the fiscal year ended December 31, 1996. The above example includes the fees for the Target Program applicable to non-Plan investors. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in a Portfolio will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "Management of the Trust." "Other Expenses" includes operating expenses of each Portfolio, such as trustees' and professional fees, registration fees, reports to shareholders and transfer agency ($35 per Target Program participant) and custodian fees (foreign and domestic) (but exclude foreign withholding taxes). In addition, the Trust may pay fees for recordkeeping services in respect of certain eligible defined benefit plan investors. See

"Custodian, Transfer and Dividend Disbursing Agent and Independent Accountants" in the Statement of Additional Information.
---------------
 * Plan investors are subject to a maximum Annual Target Program fee (as a percentage of average daily value of Portfolio shares held) of 1.25% for assets invested in Equity Portfolios and 1.35% for assets invested in Income Portfolios.

** Not including the Target Program fee.


 + PMF may, from time to time, agree to waive all or a portion of its management fee and subsidize certain operating expenses with respect to each Portfolio. Fee waivers and expense subsidies lower the overall expenses of a Portfolio. See notes in "Financial Highlights." For the year ending December 31, 1997, PMF has agreed to cap operating expenses for the Total Return Bond Portfolio at .95%. See "Management of the Trust--Manager."

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
           (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIODS)
--------------------------------------------------------------------------------

    The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "General Information -- Performance Information."


                                             LARGE CAPITALIZATION                              LARGE CAPITALIZATION
                                              GROWTH PORTFOLIO(e)                               VALUE PORTFOLIO(e)
                                 ---------------------------------------------   ------------------------------------------------
                                                                   JANUARY 5,                                         JANUARY 5,
                                           YEAR ENDED               1993(a)                 YEAR ENDED                 1993(a)
                                          DECEMBER 31,              THROUGH                DECEMBER 31,                THROUGH
                                 ------------------------------   DECEMBER 31,   ---------------------------------   DECEMBER 31,
                                   1996       1995       1994         1993           1996        1995       1994         1993
                                 --------   --------   --------   ------------   ------------  --------   --------   ------------
  PER SHARE OPERATING
   PERFORMANCE:
  Net asset value, beginning of
   period....................... $  12.13   $   9.74   $   9.91     $  10.00       $  12.57    $  10.02   $  10.11    $  10.00
                                 ========   ========   ========     ========       ========    ========   ========    ========
  Income from investment
   operations
  Net investment income
   (loss).......................      .02        .10        .10          .07(c)         .31         .33        .26         .21(c)
  Net realized and unrealized
   gains (losses) on investment
   transactions.................     2.33       2.41       (.16)        (.12)          2.07        2.89       (.04)        .02
                                 --------   --------   --------     --------       --------    --------   --------    --------
     Total from investment
      operations................     2.35       2.51       (.06)        (.05)          2.38        3.22        .22         .23
                                 --------   --------   --------     --------       --------    --------   --------    --------
  LESS DISTRIBUTIONS
  Dividends from net investment
   income.......................     (.02)      (.10)      (.10)        (.04)          (.31)       (.30)      (.25)       (.11)
  Distributions in excess of net
   investment income............       --       (.01)      (.01)          --           (.03)         --         --          --
  Distributions from net
   realized gains...............    (1.49)      (.01)        --           --           (.64)       (.37)      (.06)       (.01)
  Distributions in excess of net
   realized gains...............       --         --         --           --             --          --         --          --
                                 --------   --------   --------     --------       --------    --------   --------    --------
     Total distributions........    (1.51)      (.12)      (.11)        (.04)          (.98)       (.67)      (.31)       (.12)
                                 --------   --------   --------     --------       --------    --------   --------    --------
  Net asset value, end of
   period....................... $  12.97   $  12.13   $   9.74     $   9.91       $  13.97    $  12.57   $  10.02    $  10.11
                                 ========   ========   ========     ========       ========    ========   ========    ========
  TOTAL RETURN(d):..............   21.09%      25.76%      (.68)%      (0.46)%        19.17%      32.08%      2.18%       2.29%
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000)........................ $220,782   $180,077   $142,072     $ 98,089       $227,706    $187,596   $142,219     $96,074
  Average net assets (000)...... $202,736   $162,982   $129,687     $ 48,033       $208,898    $163,124   $128,865     $46,623
  Ratios to average net assets
   Expenses.....................      .82%       .78%       .81%        1.05%() (c)     .77%        .76%      .81%       1.05%(b)(c)
   Net investment income
     (loss).....................      .19%       .88%      1.08%         .84%() (c)    2.33%       2.83%     2.66%       2.12%(b)(c)
  Portfolio turnover rate.......       65%       154%        24%           4%            22%         59%         6%          3%
  Average commission rate paid
   per share.................... $  .0572   $  .0578        N/A          N/A       $  .0509    $  .0514        N/A         N/A


---------------

(a) Commencement of investment operations.

(b) Annualized.


(c) Net of expense subsidies. For the period January 5, 1993 through December 31, 1993, had the Manager not reimbursed expenses for the Portfolios, net investment income (loss) per share and the ratios of expenses and net investment income (loss) to average net assets would have been $.06, 1.10% and .79% for the Large Capitalization Growth Portfolio, and $.20, 1.16% and 2.01% for the Large Capitalization Value Portfolio, respectively.


(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.

(e) Calculated based upon average shares outstanding during the period.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
           (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIODS)
--------------------------------------------------------------------------------

    The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "General Information -- Performance Information."

                                                    SMALL CAPITALIZATION
                                                      GROWTH PORTFOLIO
                                  --------------------------------------------------------      ---------------------------
                                                                               JANUARY 5,
                                                 YEAR ENDED                     1993(a)                 YEAR ENDED
                                                DECEMBER 31,                    THROUGH                DECEMBER 31,
                                  -----------------------------------------   DECEMBER 31,      ---------------------------
                                      1996        1995(e)        1994(e)        1993(e)             1996           1995
                                  ------------  ------------   ------------   ------------      ------------   ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period..........................  $    14.15    $    11.59     $    11.86      $  10.00         $    13.07     $    11.07
                                   ==========    ==========     ==========      ========         ==========     ==========
Income from investment operations
Net investment income (loss).....        (.02)          .02            .01           .01(c)             .11            .14
Net realized and unrealized gains
 (losses) on investment
 transactions....................        2.63          2.84           (.27)         1.86               2.71           2.00
                                   ----------    ----------     ----------      --------         ----------     ----------
   Total from investment
    operations...................        2.61          2.86           (.26)         1.87               2.82           2.14
                                   ----------    ----------     ----------      --------         ----------     ----------
LESS DISTRIBUTIONS
Dividends from net investment
 income..........................          --          (.02)          (.01)         (.01)              (.11)           (14)
Distributions in excess of net
 investment income...............          --            --             --            --                 --             --
Distributions from net realized
 gains...........................       (1.83)         (.28)            --            --               (.56)            --
Distributions in excess of net
 realized gains..................          --            --             --            --                 --             --
                                   ----------    ----------     ----------      --------         ----------     ----------
   Total distributions...........       (1.83)         (.30)          (.01)         (.01)              (.67)          (.14)
                                   ----------    ----------     ----------      --------         ----------     ----------
Net asset value, end of period...  $    14.93    $    14.15     $    11.59      $  11.86         $    15.22     $    13.07
                                   ==========    ==========     ==========      ========         ==========     ==========
TOTAL RETURN(d):.................       18.88%       24.62%          (2.19)%       18.66%             21.75%         19.21%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)...........................  $  147,469    $  121,533     $   96,462      $ 63,917         $  126,672     $   97,594
Average net assets (000).........  $  141,496    $  107,649     $   87,403      $ 29,313         $  110,564     $   88,085
Ratios to average net assets
 Expenses........................         .89%          .85%           .93%         1.05%(b)(c)         .92%          1.00%
 Net investment income (loss)....        (.32)%         .12%           .10%          .11%(b)(c)         .77%          1.14%
Portfolio turnover rate..........         108%          120%            97%           72%                60%           110%
Average commission rate paid per
 share...........................  $    .0590    $    .0586            N/A           N/A         $    .0610     $    .0561










                                     SMALL         JANUARY 5,
                                 CAPITALIZATION     1993(a)
                                     VALUE          THROUGH
                                  PORTFOLIO(e)    DECEMBER 31,
                                      1994            1993
                                   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period..........................   $    12.72      $  10.00
                                    ==========      ========
Income from investment operations
Net investment income (loss).....          .11          (.01)(c)
Net realized and unrealized gains
 (losses) on investment
 transactions....................        (1.49)         3.19
                                    ----------      --------
   Total from investment
    operations...................        (1.38)         3.18
                                    ----------      --------
LESS DISTRIBUTIONS
Dividends from net investment
 income..........................           --            --
Distributions in excess of net
 investment income...............           --            --
Distributions from net realized
 gains...........................         (.27)         (.46)
Distributions in excess of net
 realized gains..................           --            --
                                    ----------      --------
   Total distributions...........         (.27)         (.46)
                                    ----------      --------
Net asset value, end of period...   $    11.07      $  12.72
                                    ==========      ========
TOTAL RETURN(d):.................       (11.03)%       31.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)...........................   $   84,163      $ 64,430
Average net assets (000).........   $   83,891      $ 29,039
Ratios to average net assets
 Expenses........................          .93%         1.05%(b)(c)
 Net investment income (loss)....          .88%         (.11)%(b)(c)
Portfolio turnover rate..........           97%          112%
Average commission rate paid per
 share...........................          N/A           N/A


---------------

(a) Commencement of investment operations.

(b) Annualized.

(c) Net of expense subsidies. For the period January 5, 1993 through December 31, 1993, had the Manager not reimbursed expenses for the Portfolios, net investment income (loss) per share and the ratios of expenses and net investment income (loss) to average net assets would have been ($.03), 1.46% and (.30%) for the Small Capitalization Growth Portfolio and ($.04), 1.33% and (.39%) for the Small Capitalization Value Portfolio, respectively.

(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(e) Calculated based upon average shares outstanding during the period.

--------------------------------------------------------------------------------

           (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIODS)

--------------------------------------------------------------------------------


    The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "General Information -- Performance Information."



                                          INTERNATIONAL EQUITY                             INTERNATIONAL BOND
                                                PORTFOLIO                                       PORTFOLIO
                             -----------------------------------------------     ---------------------------------------
                                                                 JANUARY 5,                                   MAY 17,
                                       YEAR ENDED                  1993(a)             YEAR ENDED             1994(a)
                                      DECEMBER 31,                 THROUGH            DECEMBER 31,            THROUGH
                             -------------------------------      DECEMBER       -----------------------    DECEMBER 31,
                               1996     1995(e)     1994(e)      31, 1993(e)      1996          1995            1994
                             --------   --------    --------     -----------     -------    ------------    ------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning
 of period.................. $  13.64   $  11.95    $  13.09      $   10.00      $ 10.19      $   9.57        $  10.00
                             ========   ========    ========      =========      =======      ========        ========
Income from investment
 operations
Net investment income
 (loss).....................      .25        .17         .06            .07          .51           .57(c)          .27(c)
Net realized and unrealized
 gains (losses) on
 investment transactions....     1.79       1.67        (.01)          3.16         (.08)          .82            (.19)
                             --------   --------    --------      ---------      -------      --------        --------
   Total from investment
    operations..............     2.04       1.84         .05           3.23          .43          1.39             .08
                             --------   --------    --------      ---------      -------      --------        --------
LESS DISTRIBUTIONS
Dividends from net
 investment income..........     (.22)      (.11)       (.01)          (.01)        (.21)         (.57)           (.27)
Distributions in excess of
 net investment income......       --         --          --             --           --            --            (.24)
Distributions from net
 realized gains.............     (.64)      (.04)      (1.07)          (.05)        (.24)         (.20)             --
Distributions in excess of
 net realized gains.........       --         --        (.11)          (.08)          --            --              --
                             --------   --------    --------      ---------      -------      --------        --------
   Total distributions......     (.86)      (.15)      (1.19)          (.14)        (.45)         (.77)           (.51)
                             --------   --------    --------      ---------      -------      --------        --------
Net asset value, end of
 period..................... $  14.82   $  13.64    $  11.95      $   13.09      $ 10.17      $  10.19        $   9.57
                             ========   ========    ========      =========      =======      ========        ========
TOTAL RETURN(d):............    15.25%     15.38%        .18%         32.38%        4.45%        14.66%            .71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)...................... $240,563   $191,598    $188,025      $ 127,121      $41,780      $ 34,660        $ 21,447
Average net assets (000).... $221,626   $183,414    $179,614      $  49,769      $38,788      $ 29,510        $ 15,366
Ratios to average net assets
 Expenses...................      .99%      1.02%       1.07%          1.40%(b)     1.34%         1.00%(c)        1.00%(b)(c)
 Net investment income
   (loss)...................     1.77%      1.32%        .47%           .64%(b)     5.02%         5.56%(c)        4.64%(b)(c)
Portfolio turnover rate.....       39%        76%        116%            65%         226%          456%            361%
Average commission rate paid
 per share.................. $  .0240   $  .0250         N/A            N/A          N/A           N/A             N/A


---------------


(a) Commencement of investment operations.



(b) Annualized.



(c) Net of expense subsidies. For the period May 17, 1994 through December 31, 1994, had the Manager not reimbursed expenses for the International Bond Portfolio, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $.21, 1.90% and 3.94%, respectively. For the year ended December 31, 1995, had the Manager not reimbursed expenses for the Portfolio, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $.55, 1.15% and 5.4% for the International Bond Portfolio.



(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.



(e) Calculated based upon average shares outstanding during the period.

--------------------------------------------------------------------------------

           (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIODS)

--------------------------------------------------------------------------------


    The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "General Information -- Performance Information."


                                                                                                         INTERMEDIATE-TERM
                                                    TOTAL RETURN BOND PORTFOLIO                            BOND PORTFOLIO
                                   --------------------------------------------------------------    ---------------------------
                                                                                     JANUARY 5,
                                                     YEAR ENDED                        1993(a)               YEAR ENDED
                                                    DECEMBER 31,                       THROUGH              DECEMBER 31,
                                   ----------------------------------------------   DECEMBER 31,     ---------------------------
                                        1996            1995            1994            1993             1996           1995
                                   --------------   -------------   -------------   -------------    -------------  ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period...........................    $  10.62        $    9.48       $   10.28       $   10.00        $   10.51      $   9.56
                                      ========        =========       =========       =========        =========      ========
Income from investment operations
Net investment income.............         .57              .62(c)          .47(c)          .44(c)           .59           .63
Net realized and unrealized gains
 (losses) on investment
 transactions.....................        (.09)            1.18            (.82)            .56             (.07)          .94
                                      --------        ---------       ---------       ---------        ---------      --------
   Total from investment
    operations....................         .48             1.80            (.35)           1.00              .52          1.57
                                      --------        ---------       ---------       ---------        ---------      --------
LESS DISTRIBUTIONS
Dividends from net investment
 income...........................        (.56)            (.58)           (.45)           (.44)            (.59)         (.60)
Distributions in excess of net
 investment income................          --               --              --            (.02)              --            --
Distributions from net realized
 gains............................        (.26)            (.08)             --            (.19)            (.14)         (.02)
Distributions in excess of net
 realized gains...................          --               --              --            (.07)              --            --
                                      --------        ---------       ---------       ---------        ---------      --------
   Total distributions............        (.82)            (.66)           (.45)           (.72)            (.73)         (.62)
                                      --------        ---------       ---------       ---------        ---------      --------
Net asset value, end of period....    $  10.28        $   10.62       $    9.48       $   10.28        $   10.30      $  10.51
                                      ========        =========       =========       =========        =========      ========
TOTAL RETURN(d)...................        5.02%           19.63%          (3.54)%         10.18%            5.22%        16.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...    $ 49,218        $  45,118       $  31,191       $  25,917        $ 100,392      $ 77,125
Average net assets (000)..........    $ 47,246        $  37,023       $  31,141       $  12,594        $  81,723      $ 68,628
Ratios to average net assets
 Expenses.........................         .94%             .85%(c)         .85%(c)         .85%(b)(c)       .73%          .79%
 Net investment income............        5.67%            6.21%(c)        4.90%(c)        3.87%(b)(c)      5.69%         6.09%
Portfolio turnover rate...........         340%             141%            121%            171%             311%           93%

                                                     JANUARY 5,
                                  INTERMEDIATE-TERM   1993(a)
                                       BOND          THROUGH
                                     PORTFOLIO      DECEMBER 31,
                                       1994            1993
                                    ------------  -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period...........................    $  10.26      $   10.00
                                      ========      =========
Income from investment operations
Net investment income.............         .49            .46(c)
Net realized and unrealized gains
 (losses) on investment
 transactions.....................        (.71)           .46
                                      --------      ---------
   Total from investment
    operations....................        (.22)           .92
                                      --------      ---------
LESS DISTRIBUTIONS
Dividends from net investment
 income...........................        (.48)          (.45)
Distributions in excess of net
 investment income................          --             --
Distributions from net realized
 gains............................          --           (.18)
Distributions in excess of net
 realized gains...................          --           (.03)
                                      --------      ---------
   Total distributions............        (.48)          (.66)
                                      --------      ---------
Net asset value, end of period....    $   9.56      $   10.26
                                      ========      =========
TOTAL RETURN(d)...................       (2.23)%         9.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...    $ 62,924      $  60,651
Average net assets (000)..........    $ 69,602      $  32,441
Ratios to average net assets
 Expenses.........................         .80%           .85%(b)(c)
 Net investment income............        5.06%          4.27%(b)(c)
Portfolio turnover rate...........          77%           129%


---------------


(a) Commencement of investment operations.



(b) Annualized.



(c) Net of expense subsidies. For the period January 5, 1993 through December 31, 1993, had the Manager not reimbursed expenses for the Portfolios, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $.38, 2.04% and 2.68% for the Total Return Bond Portfolio and $.44, 1.10% and 4.02% for the Intermediate-Term Bond Portfolio, respectively. For the year ended December 31, 1994, had the Manager not reimbursed expenses for the Portfolio, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $1.44, 1.18% and 4.57% for the Total Return Bond Portfolio. For the year ended December 31, 1995, had the Manager not reimbursed expenses for the Portfolio, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $.60, 1.04% and 6.02% for the Total Return Bond Portfolio.



(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------

           (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIODS)

--------------------------------------------------------------------------------


    The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "General Information -- Performance Information."



                                MORTGAGE BACKED                                               U.S. GOVERNMENT
                              SECURITIES PORTFOLIO                                        MONEY MARKET PORTFOLIO
            --------------------------------------------------------      -------------------------------------------------------
                                                         JANUARY 5,                                                   JANUARY 5,
                           YEAR ENDED                     1993(a)                        YEAR ENDED                    1993(a)
                          DECEMBER 31,                    THROUGH                       DECEMBER 31,                   THROUGH
            -----------------------------------------   DECEMBER 31,      ----------------------------------------   DECEMBER 31,
                1996          1995           1994           1993              1996          1995          1994           1993
            ------------  ------------   ------------   ------------      ------------  ------------   -----------   ------------
PER SHARE
 OPERATING
 PERFORMANCE:
Net asset
 value,
 beginning
 of
 period....   $  10.31      $   9.51       $  10.18       $  10.00         $   1.00      $   1.00      $    1.00       $ 1.00
              ========      ========       ========       ========         ========      ========      =========
Income from
 investment
 operations
Net
 investment
 income....        .65           .68(c)         .61(c)         .57(c)          .045          .051(c)        .037(c)      .025(c)
Net
 realized
 and
 unrealized
 gains
 (losses)
 on
 investment
 transactions...  (.12)          .83           (.66)           .28               --            --             --           --
              --------      --------       --------       --------         --------      --------      ---------
   Total
    from
 investment
    operations...  .53          1.51           (.05)           .85             .045          .051           .037         .025
              --------      --------       --------       --------         --------      --------      ---------
LESS
DISTRIBUTIONS
Dividends
 from net
 investment
 income....       (.63)         (.68)          (.61)          (.57)           (.045)        (.051)         (.037)       (.025)
Distributions
 in excess of
 net
 investment
 income....         --          (.03)          (.01)          (.02)              --            --             --           --
Distributions
 from net
 realized
 gains.....         --            --             --           (.08)              --            --             --           --
Distributions
 in excess of
 net
 realized
 gains.....         --            --             --             --               --            --             --           --
              --------      --------       --------       --------         --------      --------      ---------
   Total
   distributions  (.63)         (.71)          (.62)          (.67)           (.045)        (.051)         (.037)       (.025)
              --------      --------       --------       --------         --------      --------      ---------
Net asset
 value, end
 of
 period....   $  10.21      $  10.31       $   9.51       $  10.18         $   1.00      $   1.00      $    1.00       $ 1.00
              ========      ========       ========       ========         ========      ========      =========
TOTAL
RETURN(d)...      5.56%        16.18%          (.51)%         8.56%            4.53%         5.25%          3.79%        2.56%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets,
 end of
 period
 (000).....   $ 73,867      $ 69,759       $ 61,971       $ 60,100         $ 27,397      $ 18,855      $  21,438       $2,997
Average net
 assets
 (000).....   $ 72,214      $ 65,149       $ 66,276       $ 29,710         $ 19,132      $ 20,173      $  15,048       $1,407
Ratios to
 average
 net assets
Expenses...        .91%          .85%(c)        .85%(c)        .85%(b)(c)       .89%          .75%(c)        .50%(c)      .50%(b)(c)
   Net
 investment
  income...       6.44%         6.79%(c)       6.19%(c)       5.30%(b)(c)      4.49%         5.18%(c)       4.03%(c)     2.51%(b)(c)
Portfolio
 turnover
 rate......        102%          154%           380%           134%              --            --             --           --


---------------

(a) Commencement of investment operations.


(b) Annualized.


(c) Net of expense subsidies. For the period January 5, 1993 through December 31, 1993, had the Manager not reimbursed expenses for the Portfolios, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $.54, 1.45% and 4.70% for the Mortgage Backed Securities Portfolio and ($.079), 10.94% and (7.93%) for the U.S. Government Money Market Portfolio, respectively. For the year ended December 31, 1994, had the Manager not reimbursed expenses for the Portfolios, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $.60, .99% and 6.05% for the Mortgage Backed Securities Portfolio and $.031, 1.14% and 3.39% for the U.S. Government Money Market Portfolio, respectively. For the year ended December 31, 1995, had the Manager not reimbursed expenses for the Portfolios, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $.67, .92% and 6.72% for the Mortgage Backed Securities Portfolio and $.050, .80% and 5.13% for the U.S. Government Money Market Portfolio, respectively.


(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------
                         DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES


     Set forth below is a description of the investment objective and policies of each Portfolio. There can be no assurance that a Portfolio will achieve its investment objective. As with an investment in any mutual fund, an investment in a Portfolio can decrease in value and you can lose money. The Portfolios' investment objectives are fundamental and may be changed only with the approval of the holders of a majority of a Portfolio's outstanding voting securities. Further information about the investment policies of each Portfolio appears in the Statement of Additional Information.


EQUITY PORTFOLIOS

LARGE CAPITALIZATION GROWTH PORTFOLIO

     The Large Capitalization Growth Portfolio is advised by Columbus Circle Investors, a subpartnership of PIMCO Advisors, L.P., and Oak Associates, Ltd. The Portfolio's investment objective is long-term capital appreciation. The Portfolio seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks of companies with total market capitalization of $1.5 billion or greater that, in each Adviser's opinion, are characterized by a growth of earnings at a rate faster than that of the S&P 500. Dividend income is an incidental consideration in the selection of investments. The securities held by the Portfolio can be expected to experience greater volatility than those of the Large Capitalization Value Portfolio. In selecting securities for the Portfolio, the Advisers evaluate factors believed to be favorable to long-term growth of capital, such as the business outlook for the issuer's industry and the issuer's position in that industry, as well as the issuer's background, historical profit margins on equity and experience and qualifications of the issuer's management. Under normal conditions, at least 80% of the Portfolio's total assets will be invested in common stocks and at least 65% of the Portfolio's total assets will be invested in common stocks of companies with total market capitalization of $1.5 billion or greater at the time of purchase. The Portfolio may also invest in money market instruments and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and may engage in repurchase agreement transactions. When market or economic conditions indicate, in the view of an Adviser, that a temporary defensive investment strategy is appropriate or pending investment in portfolio securities, the Adviser may invest its portion of the Portfolio without limit in money market instruments and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and may engage in repurchase agreement transactions. See "Other Investments and Policies."

LARGE CAPITALIZATION VALUE PORTFOLIO

     The Large Capitalization Value Portfolio is advised by INVESCO Capital Management, Inc. and Hotchkis and Wiley. The Portfolio's investment objective is total return consisting of capital appreciation and dividend income. The Portfolio seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks of companies with total market capitalization of $1.5 billion or greater that, in each Adviser's opinion, have above average price appreciation potential at the time of purchase. In general, these securities are characterized as having above average dividend yields and below average price earnings ratios relative to the stock market in general, as measured by the S&P 500. Under normal conditions, at least 80% of the Portfolio's total assets will be invested in common stocks and securities convertible into common stocks and at least 65% of the Portfolio's total assets will be invested in common stocks that, at the time of investment, will be expected to pay regular dividends. At least 65% of the Portfolio's total assets will be invested in common stocks of companies with total market capitalization of $1.5 billion or greater at the time of purchase. The Portfolio may also invest in other equity securities including securities convertible into common stock and preferred stock, corporate and other debt obligations and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. When market or economic conditions indicate, in the view of an Adviser, that a temporary defensive investment strategy is appropriate, the Adviser may invest its portion of the Portfolio without limit in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, corporate and other debt obligations and high quality money market instruments. See "Other Investments and Policies."

SMALL CAPITALIZATION GROWTH PORTFOLIO

     The Small Capitalization Growth Portfolio is advised by Nicholas-Applegate Capital Management and Investment Advisers, Inc. The Portfolio's investment objective is maximum capital appreciation. The Portfolio seeks to achieve its investment objective by investing primarily in the common stock of "emerging growth" companies with total market capitalization of less than $1.5 billion. Under normal conditions, at least 65% of the Portfolio's total assets will be invested in common stocks of issuers with total market capitalization of less than $1.5 billion. Dividend income is not a consideration in the selection of investments. In selecting investments for the Portfolio, the Advisers seek small capitalization companies that they believe are undervalued in the marketplace, or have earnings that may be expected to grow faster than the U.S. economy in general. These companies typically possess a relatively high rate of return on invested capital so that future growth can be financed from internal sources. The Portfolio may also invest in companies that offer the possibility of accelerating earnings growth because of management changes, new products or structural changes in the economy. Companies in which the Portfolio is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The securities of these companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. The Portfolio may also invest in preferred stock, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and money market instruments. When market or economic conditions indicate, in the view of an Adviser, that a temporary defensive investment strategy is appropriate or pending investment in portfolio securities, the Adviser may invest its portion of the Portfolio without limit in money market instruments and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. See "Other Investments and Policies."

SMALL CAPITALIZATION VALUE PORTFOLIO

     The Small Capitalization Value Portfolio is advised by Lazard Freres Asset Management, a division of Lazard Freres & Co. LLC, and Wood, Struthers & Winthrop Management Corp., a subsidiary of Donaldson, Lufkin & Jenrette Securities Corporation. The Portfolio's investment objective is above average capital appreciation. The Portfolio seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks of companies with total market capitalization of less than $1.5 billion that, in an Adviser's opinion, are undervalued or overlooked in the marketplace at the time of purchase. In general, these securities are characterized as having below average price earnings ratios and a smaller number of shares outstanding relative to the stock market in general and enjoy little industry analyst coverage. The securities may also (i) be undervalued relative to their cash flow, and/or asset values; (ii) have an attractive price/value relationship, i.e., have high returns on equity and/or assets with correspondingly low price-to-book and/or price-to-asset value as compared to the market generally or the companies' industry groups in particular, with expectations that some catalyst will cause the perception of value to change within two years; (iii) have experienced significant relative underperformance and are out of favor due to a set of circumstances which are unlikely to harm a company's franchise or earnings power over the longer term;
(iv) have low projected price-to-earnings or price-to-cash-flow multiples relative to their industry peer group and/or the market in general; (v) have the prospect, or the industry in which the company operates has the prospect, to allow it to become a larger factor in the business and receive a higher valuation as such; (vi) have significant financial leverage but have high levels of free cash flow used to reduce leverage and enhance shareholder value; and
(vii) have a relatively short corporate history with the expectation that the business may grow to generate meaningful cash flow and earnings over a reasonable investment horizon. Other factors, such as earnings and dividend growth prospects as well as industry outlook and market share, also are considered. Current dividend income is only an incidental consideration in the selection of investments. Under normal conditions, at least 80% of the Portfolio's total assets will be invested in common stock, and at least 65% of the Portfolio's total assets will be invested in common stocks of issuers with total market capitalization of less than $1.5 billion. The Portfolio may also invest in securities convertible into common stock, preferred stock, debt obligations with capital appreciation potential and money market instruments. When market or economic conditions indicate, in the view of an Adviser, that a temporary defensive investment strategy is appropriate, the Adviser may invest its portion of the Portfolio without limit in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, corporate and other debt obligations and high quality money market instruments. See "Other Investments and Policies."


INTERNATIONAL EQUITY PORTFOLIO


     The International Equity Portfolio is advised by Lazard Freres Asset Management. The Portfolio's investment objective is capital appreciation. The Portfolio seeks to achieve its objective by investment in equity securities of companies domiciled outside the U.S. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in securities of issuers domiciled in at least three foreign countries, not including the United States. Investments may be made in companies in developed as well as developing countries. Investing in the equity markets of developing countries involves exposure to economies that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries. The Adviser attempts to limit exposure to investments in developing countries where both liquidity and sovereign risks are high. Although there is no established definition, a developing country is generally considered to be a country that is in the initial stages of its industrialization cycle with per capita gross national product of less than $5,000. Experience indicates that the markets of developing countries have been more volatile than the markets of developed countries, although securities traded in the markets of developing countries have provided higher rates of return to investors. For a discussion of the risks associated with investing in foreign securities, see "Other Investments and Policies--Foreign Securities."

     The Portfolio intends to invest in non-U.S. companies whose securities are traded on exchanges located in the countries in which the issuers are principally based. The Portfolio may invest in securities of foreign issuers in the form of American Depositary Receipts (ADRs), which are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States. Global Depositary Receipts (GDRs) may also be purchased by the Portfolios. GDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities.

     The Portfolio may invest in shares of closed-end investment companies organized in the United States or outside the United States which are "country" or "regional" funds. Investment in closed-end country or regional funds is subject to limitations under the Investment Company Act and market availability and may involve the payment of substantial premiums above the value of such funds' portfolio securities. In addition, investment in shares of other investment companies will result in the payment of duplicate management fees and expenses.


     The Portfolio may attempt to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions, purchasing and writing put and call options on foreign currencies and trading currency futures contracts and options thereon. When market or economic conditions indicate, in the view of the Adviser, that a temporary defensive investment strategy is appropriate or pending investment in portfolio securities, the Portfolio may invest without limit in money market instruments and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. See "Other Investments and Policies." The Portfolio may, but is not required to, employ any of the hedging techniques described above and there can be no assurance that any techniques or strategy will be successful. The use of these techniques and strategies entails certain risks. See "Other Investments and Policies--Special Risks of Hedging and Income Enhancement Strategies" and "Other Investments and Policies--Foreign Securities."


INCOME PORTFOLIOS

INTERNATIONAL BOND PORTFOLIO

     The International Bond Portfolio is advised by Fiduciary International, Inc. The Portfolio's investment objective is high total return. The Portfolio seeks to achieve its objective through investment in high quality debt securities denominated primarily in foreign currencies. Under normal conditions, at least 65% of the Portfolio's total assets will be invested in high quality debt securities denominated in foreign currencies of issuers located in at least three countries outside the United States.


     The Portfolio is non-diversified. Investment in a non-diversified portfolio involves greater risk than investment in a diversified portfolio because the higher percentage of assets invested among fewer issuers may result in greater fluctuations in the market value of the Portfolio and because any economic, political or regulatory development affecting the value of the securities in the Portfolio will have a greater impact on the total value of the Portfolio than would be the case if the Portfolio were diversified among more issuers.

     Under normal circumstances, the Portfolio will invest at least 75% of its total assets in debt securities rated A or better by S&P or Moody's or the equivalent by another nationally recognized statistical ratings organization (NRSRO) or, if unrated, in debt securities determined to be of comparable quality by the Adviser. Under normal circumstances, up to 25% of the Portfolio's total assets may be invested in debt securities rated below investment grade but rated at least B by S&P or Moody's or the equivalent by another NRSRO or, if unrated, determined by the Adviser to be of comparable quality. Securities rated Baa or lower by Moody's or BBB or lower by S&P have speculative characteristics and are subject to greater risks. See "Other Investments and Policies--Medium and Lower Rated Securities" below and Appendix A--"Description of S&P and Moody's Ratings."

     The Portfolio may invest in issuers in developed as well as developing countries. Investing in the markets of developing countries involves exposure to economies that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries. The Adviser attempts to limit exposure to investments in developing countries where both liquidity and sovereign risk are high. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. For a discussion of the risks associated with investing in foreign securities, see "Other Investments and Policies--Foreign Securities."

     The foreign government securities in which the Portfolio may invest generally consist of debt obligations or mortgage-related securities supported by the full faith and credit of national, state, or provincial governments or other political subdivisions. The Portfolio may also invest in debt obligations of supranational entities, including international organizations supported by governmental entities to promote economic development, international banking institutions and related governmental entities such as the International Bank for Reconstruction and Development (World Bank), the Asian Development Bank and the InterAmerican Development Bank. The Portfolio may also invest in the debt obligations of national, state or "quasi-governmental agencies" which are not supported by the full faith and credit or general taxing power of such entities.


     The Portfolio may also invest in cash deposits or certificates of deposit issued by banks of high credit quality or in commercial paper rated at least A1/P1 by S&P or Moody's or the equivalent by another NRSRO or in repurchase agreements. The instruments may be denominated in either the US dollar or in foreign currencies. The Portfolio may also invest in both exchange-traded and over-the-counter options.



     The Portfolio will attempt to hedge against unfavorable changes in currency, exchange and other rates by engaging in foreign currency exchange contracts, purchasing and writing put and call options on foreign currencies and trading currencies futures contracts and options thereon and in other hedging techniques. The Portfolio may, but is not required to, employ any of the hedging techniques described above and there can be no assurance that any technique or strategy will be successful. The use of these techniques and strategies entails certain risks. See "Other Investments and Policies--Special Risks of Hedging and Income Enhancement Strategies" and "--Foreign Securities."

TOTAL RETURN BOND PORTFOLIO


     The Total Return Bond Portfolio is advised by Pacific Investment Management Company, a general partnership whose partners are PIMCO Advisors L.P. and PIMCO Management Inc., a wholly-owned subsidiary of PIMCO Advisors. The Portfolio's investment objective is total return consisting of current income and capital appreciation. The Portfolio seeks to achieve its investment objective by investing primarily in a diversified portfolio of fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than four years but not more than fifteen years. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in bonds.


     The fixed income securities in which the Portfolio may invest include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, corporate and other debt obligations, convertible securities, mortgage-backed securities, asset backed securities, obligations of foreign governments or their subdivisions, agencies or instrumentalities, obligations of supranational and quasi-governmental entities, commercial paper, certificates of deposit, money market instruments, foreign currency exchange-related securities and loan participations. The Portfolio may invest up to 20% of its assets in foreign securities and up to 25% of its assets in privately issued mortgage related securities. All of the securities in the Portfolio will be investment grade (rated at least Baa by Moody's or BBB by S&P or the equivalent by another NRSRO, or determined by the Adviser to be of comparable quality), except that the Portfolio may invest up to 10% of its total assets in securities rated below investment grade but rated at least B by Moody's or S&P or the equivalent by another NRSRO, or determined by the Adviser to be of comparable quality. Securities rated Baa or lower by Moody's or BBB or lower by S&P or the equivalent by another NRSRO have speculative characteristics and are subject to greater risks. See "Other Investments and Policies--Medium and Lower Rated Securities" below and Appendix A--"Description of S&P and Moody's Ratings."

     The Portfolio may purchase and write (i.e., sell) put and call options on debt securities, on U.S. Government securities, on aggregates of debt securities, on financial indices and on foreign currencies that are traded on national securities exchanges or in the over-the-counter market. The Portfolio may also purchase and sell futures contracts on interest rates, on debt securities, on financial indices, on U.S. Government securities, on Eurodollars, on foreign currencies and on related options which are traded on a commodities exchange or board of trade for certain bona fide hedging, return enhancement and risk management purposes. In addition, the Portfolio may enter into repurchase agreements and reverse repurchase agreements, lend its portfolio securities, engage in interest rate swap transactions, purchase securities on a when-issued or delayed-delivery basis and borrow money. See "Description of the Portfolios--Other Investments and Policies."

     When market or economic conditions indicate, in the view of the Adviser, that a temporary defensive investment strategy is appropriate, the Portfolio may invest without limit in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and high quality money market instruments.

     Percentage and quality limitations applicable to the Portfolio's investments are generally measured at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security, or change in the percentage of Portfolio assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio's total assets will not require the Portfolio to dispose of an investment unless the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. If different ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.


INTERMEDIATE-TERM BOND PORTFOLIO

     The Intermediate-Term Bond Portfolio is advised by Pacific Investment Management Company, a general partnership whose partners are PIMCO Advisors L.P. and PIMCO Management Inc., a wholly-owned subsidiary of PIMCO Advisors. The Portfolio's investment objective is current income and reasonable stability of principal. The Portfolio seeks to achieve its investment objective by investing primarily in a diversified portfolio of fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than three years but not more than ten years. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in bonds.


     The fixed income securities in which the Portfolio may invest include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, corporate and other debt obligations, convertible securities, mortgage-backed securities, asset backed securities, obligations of foreign governments or their subdivisions, agencies or instrumentalities, obligations of supranational and quasi-governmental entities, commercial paper, certificates of deposit, money market instruments, foreign currency exchange-related securities and loan participations. The Portfolio may invest up to 20% of its assets in foreign securities and up to 25% of its assets in privately issued mortgage related securities. All of the securities in the Portfolio will be investment grade (rated at least Baa by Moody's or BBB by S&P or the equivalent by another NRSRO, or determined by the Adviser to be of comparable quality) except that the Portfolio may invest up to 10% of its assets in securities rated below investment grade but rated at least B by Moody's or S&P or the equivalent by another NRSRO, or determined by the Adviser to be of comparable quality. Securities rated Baa or lower by Moody's or BBB or lower by S&P or the equivalent by another NRSRO have speculative characteristics and are subject to greater risks. See "Other Investments and Policies--Medium and Lower Rated Securities" below and Appendix A--"Description of Security Ratings."


     The Portfolio may purchase and write (i.e., sell) put and call options on debt securities, on U.S. Government securities, on aggregates of debt securities, on financial indices and on foreign currencies that are traded on national securities exchanges or in the over-the-counter market. The Portfolio may also purchase and sell futures contracts on interest rates, on debt securities, on financial indices, on U.S. Government securities, on Eurodollars, on foreign currencies and on related options which are traded on a commodities exchange or board of trade for certain bona fide hedging, return enhancement and risk management purposes. In addition, the Portfolio may enter into repurchase agreements and reverse repurchase agreements, lend its portfolio securities, engage in interest rate swap transactions, purchase securities on a when-issued or delayed-delivery basis and borrow money. See "Other Investments and Policies."

     When market or economic conditions indicate, in the view of the Adviser, that a temporary defensive investment strategy is appropriate, the Portfolio may invest without limit in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and high quality money market instruments.

     Percentage and quality limitations applicable to the Portfolio's investments are generally measured at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security, or change in the percentage of Portfolio assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio's total assets will not require the Portfolio to dispose of an investment unless the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

MORTGAGE BACKED SECURITIES PORTFOLIO


     The Mortgage Backed Securities Portfolio is advised by Wellington Management Company LLP. The Portfolio's primary investment objective is high current income and its secondary investment objective is capital appreciation, each to the extent consistent with the protection of capital. The Portfolio seeks to achieve its investment objectives by investing in mortgage related securities. Under normal conditions, at least 65% of the Portfolio's total assets will be invested in mortgage related securities. The Portfolio may also invest in non-mortgage related securities, including obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, corporate and other debt obligations, asset backed securities, money market instruments and repurchase agreements. The Portfolio may also engage in reverse repurchase agreements.


     The mortgage related securities in which the Portfolio invests represent pools of mortgage loans assembled for sale to investors by various U.S. Government agencies, such as the Government National Mortgage Association
(GNMA), and government related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC) as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. The Portfolio may also invest in stripped mortgage related securities issued and guaranteed by GNMA, FNMA or FHLMC and collateralized mortgage obligations
(CMOs), which are obligations collateralized by mortgage loans or mortgage pass-through certificates. Under current market conditions, the Portfolio's holdings of mortgage related securities may be expected to consist primarily of securities issued by GNMA, FNMA and FHLMC. However, the composition of the Portfolio's assets will vary from time to time based upon a determination by the Adviser of how best to achieve the Portfolio's investment objectives taking into account such factors as the liquidity, yield and creditworthiness of various mortgage related securities. Mortgage related securities held by the Portfolio will generally be rated no lower than A by Moody's or S&P or the equivalent by another NRSRO or, if unrated, will be of equivalent investment quality as determined by the Adviser.

     In order to enhance current income, the Portfolio may enter into forward roll transactions with respect to mortgage related securities issued by GNMA, FNMA and FHLMC. The Portfolio will not invest more than 25% of its assets in privately issued mortgage related securities. The Portfolio may purchase securities on a when-issued or delayed delivery basis, engage in interest rate swap transactions, make short sales of securities and lend its portfolio securities. The Portfolio may purchase and write (i.e., sell) put and call options on debt securities, on U.S. Government securities, on aggregates of debt securities and on financial indices that are traded on national securities exchanges or in the over-the-counter market. The Portfolio may also purchase and sell futures contracts on interest rates, on debt securities, on financial indices, on U.S. Government securities, on Eurodollars and on related options which are traded on a commodities exchange or board of trade for certain bona fide hedging, return enhancement and risk management purposes.

     When market or economic conditions indicate, in the view of the Adviser, that a temporary defensive investment strategy is appropriate, the Portfolio may invest without limit in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and high quality money market instruments. See "Description of the Portfolios--Other Investments and Policies."

U.S. GOVERNMENT MONEY MARKET PORTFOLIO


     The U.S. Government Money Market Portfolio is advised by Wellington Management Company, LLP. The Portfolio's investment objective is maximum current income consistent with the maintenance of liquidity and the preservation of capital. Under normal circumstances, the Portfolio seeks to achieve its investment objective by investing exclusively in U.S. Government securities and repurchase agreements with respect to those securities. See "Other Investments and Policies--U.S. Government Securities." Under normal circumstances, the Portfolio will invest only in securities that are purchased with and payable in U.S. dollars and that have remaining maturities of 397 days or less at the time of purchase. The Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less. All securities purchased by the Portfolio, including repurchase agreements, will present minimal credit risks in the opinion of the Adviser acting under procedures approved by the Trustees. The Portfolio follows these policies in order to attempt to maintain a constant net asset value of $1.00 per share, although there can be no assurance it can do so on a continuing basis. The yield and value of Portfolio shares and the yield and value of portfolio securities are also not guaranteed or insured by the Federal Government. The yield attained by the Portfolio usually will not be as high as that of other funds that invest in lower-quality or longer-term securities. The Portfolio may purchase securities on a when-issued or delayed-delivery basis.


OTHER INVESTMENTS AND POLICIES

MONEY MARKET INSTRUMENTS


     Each Portfolio (other than the U.S. Government Money Market Portfolio) may invest in high-quality money market instruments, including commercial paper of a U.S. or foreign company or foreign government certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These obligations will be generally U.S. dollar denominated, except with respect to the International Bond Portfolio, where these instruments may also be denominated in foreign currencies. Commercial paper will be rated, at the time of purchase, at least "A-2" by S&P or "Prime-2" by Moody's, or the equivalent by another NRSRO or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least "A" or "A-2" by S&P or "A" or "Prime-2" by Moody's or the equivalent by another NRSRO. The International Bond Portfolio will only invest in commercial paper rated at least A1/P1 by S&P or Moody's or the equivalent by another NRSRO.

U.S. GOVERNMENT SECURITIES

     Each Portfolio may invest in U.S. Government securities.

     U.S. TREASURY SECURITIES. U.S. Treasury securities include Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

     SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government include, but are not limited to, GNMA, FNMA and FHLMC securities. Obligations of GNMA, the Federal Housing Administration, Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Trust must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Such securities include obligations issued by the Student Loan Marketing Association (SLMA), FNMA and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations, although the U.S. Treasury is under no obligation to lend to such entities. GNMA, FNMA and FHLMC may also issue collateralized mortgage obligations. See "Mortgage Backed Securities--Collateralized Mortgage Obligations and Multiclass Pass-Through Securities" below.

     STRIPPED U.S. GOVERNMENT SECURITIES. A Portfolio may invest in component parts of U.S. Government securities, namely either the corpus (principal) of such obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (i) obligations from which the interest coupons have been stripped; (ii) the interest coupons that are stripped; and (iii) book-entries at a Federal Reserve member bank representing ownership of obligation components.

     MORTGAGE RELATED SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. A Portfolio may invest in mortgage backed securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, e.g., GNMA, FNMA and FHLMC certificates where the U.S. Government or its agencies or instrumentalities guarantees the payment of interest and principal of these securities. See "Mortgage Backed Securities" below. However, these guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do these guarantees extend to the yield or value of a Portfolio's shares. See "Objectives and Policies of the Portfolios--U.S. Government Securities" in the Statement of Additional Information. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. See "Mortgage Backed Securities" below.

     In addition to GNMA, FNMA or FHLMC certificates through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, a Portfolio may also invest in mortgage pass-through securities issued by the U.S. Government or its agencies and instrumentalities, commonly referred to as mortgage-backed security strips or MBS strips. MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.

     ZERO COUPON SECURITIES. Zero coupon U.S. Government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. Government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government securities that make regular payments of interest. A Portfolio accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations, in which case the Portfolio will forego the purchase of additional income producing assets with these funds. Zero coupon U.S. Government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

CORPORATE AND OTHER DEBT OBLIGATIONS

     The Large Capitalization Value Portfolio, Small Capitalization Value Portfolio, International Equity Portfolio, Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in corporate and other debt obligations. Except where otherwise indicated, each Portfolio will invest in securities rated A or better or determined by the Adviser to be of comparable quality. These debt securities may have adjustable or fixed rates of interest and in certain instances may be secured by assets of the issuer. Adjustable rate corporate debt securities may have features similar to those of adjustable rate mortgage backed securities, but corporate debt securities, unlike mortgage backed securities, are not subject to prepayment risk other than through contractual call provisions which generally impose a penalty for prepayment. Fixed-rate debt securities may also be subject to call provisions.


     The market value of fixed-income obligations of the Portfolios will be affected by general changes in interest rates, which will result in increases or decreases in the value of the obligations held by the Portfolios. The market value of the obligations held by a Portfolio can be expected to vary inversely with changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, a Portfolio's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Portfolio's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Portfolio may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

     Ratings made available by S&P and Moody's are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, each Adviser will also make its own evaluation of these securities on behalf of the Portfolio. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.

     MEDIUM AND LOWER-RATED SECURITIES. The Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in medium (i.e., rated Baa by Moody's or BBB by S&P or the equivalent by another NRSRO) and lower-rated securities (i.e., rated lower than Baa by Moody's or lower than BBB by S&P or the equivalent by another NRSRO). However, no Portfolio will purchase a security rated lower than B by Moody's or S&P or the equivalent by another NRSRO. Securities rated Baa by Moody's or BBB by S&P or the equivalent by another NRSRO, although considered investment grade, possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher-grade bonds.

     Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds" (i.e., securities rated lower than Baa by Moody's or BBB by S&P or the equivalent by another NRSRO) offer a higher current yield than is offered by higher-rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality bonds. In addition, medium and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Advisers, under the supervision of the Manager and the Trustees, in evaluating the creditworthiness of an issue whether rated or unrated, take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

     In addition, the market value of securities in lower-rated categories is more volatile than that of higher-quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for each Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a Portfolio to purchase and may also have the effect of limiting the ability of a Portfolio to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

     Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Portfolio may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Portfolio may decline proportionately more than a portfolio consisting of higher-rated securities. If a Portfolio experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Portfolio and increasing the exposure of the Portfolio to the risks of lower-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

     Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of these securities by the Portfolio, but the Adviser will consider this event in its determination of whether the Portfolio should continue to hold the securities.


     During the fiscal year ended December 31, 1996, the monthly dollar-weighted average ratings of the debt obligations held by International Bond Portfolio, the Total Return Bond Portfolio and the Intermediate-Term Bond Portfolio, expressed as a percentage of each Portfolio's total investments, were as follows:



                                        PERCENTAGE OF TOTAL
                                            INVESTMENTS
                     ---------------------------------------------------------
                      INTERNATIONAL        TOTAL RETURN      INTERMEDIATE-TERM
RATINGS               BOND PORTFOLIO      BOND PORTFOLIO      BOND PORTFOLIO
-----------------    ----------------     --------------     -----------------
AAA/Aaa                      --%               79.63%              73.64%
AA/Aa                        --                 1.11                4.39%
A/A                          --                 0.96                1.08%
BBB/Baa                      --                11.13               13.72%
BB/Ba                        --                 5.78                3.70%
B/B                          --                 1.41                3.47%
CCC/Caa                      --                   --                  --
CC/Ca                        --                   --                  --
C/C                          --                   --                  --
Unrated                      --                   --                  --



     NON-PUBLICLY TRADED SECURITIES. The International Equity Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in non-publicly traded securities, which may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolios. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.

MORTGAGE BACKED SECURITIES

     The Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in mortgage backed securities. Mortgage backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are currently three basic types of mortgage backed securities: (i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC, described under "U.S. Government Securities" above; (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage backed securities without a government guarantee but usually having some form of private credit enhancement. In addition, the International Bond Portfolio may invest in mortgage related securities issued or guaranteed by foreign, national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

     ADJUSTABLE RATE MORTGAGE SECURITIES. Adjustable rate mortgage securities
(ARMs), are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

     ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

     PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Private mortgage pass-through securities are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed-rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement. Types of credit enhancements are described under "Types of Credit Enhancement" below.

     COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs include REMICs.


     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

     A Portfolio also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

     In reliance on rules and interpretations of the Securities and Exchange Commission (SEC), a Portfolio's investments in certain qualifying CMOs and REMICs are not subject to the Investment Company Act's limitation on acquiring interests in other investment companies. See "Additional Investment Information-Collateralized Mortgage Obligations" in the Statement of Additional Information.

     STRIPPED MORTGAGE BACKED SECURITIES. Stripped mortgage backed securities or MBS strips are derivative multiclass mortgage securities. In addition to MBS strips issued by agencies or instrumentalities of the U.S. Government, a Portfolio may purchase MBS strips issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. See "Mortgage Related Securities Issued or Guaranteed by U.S. Government Agencies and Instrumentalities" above.

ASSET-BACKED SECURITIES

     The Large Capitalization Value Portfolio, Small Capitalization Value Portfolio, Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, have been securitized in pass-through structures similar to the mortgage pass-through structures or in a pay-through structure similar to the CMO structure. A Portfolio may invest in these and other types of asset-backed securities that may be developed in the future. Asset-backed securities present certain risks that are not presented by mortgage backed securities. Primarily, these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments.

TYPES OF CREDIT ENHANCEMENT

     Mortgage backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to seek to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default seeks to ensure ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. A Portfolio will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.

RISK FACTORS RELATING TO INVESTING IN MORTGAGE BACKED AND ASSET-BACKED
SECURITIES

     The yield characteristics of mortgage backed and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Portfolio purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if a Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Moreover, slower than expected prepayments may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally lead to increased volatility of net asset value because they tend to fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities. A Portfolio may invest a portion of its assets in derivative mortgage backed securities such as MBS Strips which are highly sensitive to changes in prepayment and interest rates. Each Adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and, in certain circumstances, through hedging techniques.


     In addition, mortgage backed securities which are secured by manufactured (mobile) homes and multi-family residential properties, such as GNMA and FNMA certificates, are subject to a higher risk of default than are other types of mortgage backed securities. See "Additional Investment Information" in the Statement of Additional Information. See "Asset-Backed Securities."


     Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by a Portfolio are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rates as mortgage-backed securities, may respond to certain of the same factors influencing prepayments, while at other times different factors will predominate. Mortgage backed securities and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.


ADJUSTABLE RATE SECURITIES

     The Large Capitalization Value Portfolio, Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in adjustable rate securities. Adjustable rate securities are debt securities having interest rates which are adjusted or reset at periodic intervals ranging from one month to three years. The interest rate of an adjustable rate security typically responds to changes in general market levels of interest. The interest paid on any particular adjustable rate security is a function of the index upon which the interest rate of that security is based.

     The adjustable rate feature of the securities in which a Portfolio may invest will tend to reduce sharp changes in a Portfolio's net asset value in response to normal interest rate fluctuations. As the coupon rates of a Portfolio's adjustable rate securities are reset periodically, yields of these portfolio securities will reflect changes in market rates and should cause the net asset value of a Portfolio's shares to fluctuate less dramatically than that of a fund invested in long-term fixed-rate securities.

However, while the adjustable rate feature of such securities will tend to limit sharp swings in a Portfolio's net asset value in response to movements in general market interest rates, it is anticipated that during periods of fluctuations in interest rates, the net asset value of a Portfolio will fluctuate.

CUSTODIAL RECEIPTS

     Each Portfolio may invest in receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. Custodial receipts held by a third party are not issued or guaranteed by the United States Government and are not considered U.S. Government securities. Each Portfolio other than the U.S. Government Money Market Portfolio may also invest in such custodial receipts. See "Other Investments" in the Statement of Additional Information.

CONVERTIBLE SECURITIES


     Each Portfolio, other than the U.S. Government Money Market Portfolio, may invest in convertible securities. A convertible security is typically a corporate bond or preferred stock which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are generally senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. Convertible securities also include preferred stocks which technically are equity securities.



     In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying common stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.


HEDGING AND RETURN ENHANCEMENT STRATEGIES


     The International Equity Portfolio, Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each engage in various portfolio strategies, including using derivatives, to reduce certain risks of its investments and to attempt to enhance return. A Portfolio, and thus the investor, may lose money through any unsuccessful use of these strategies. These strategies include the use of forward exchange contracts, options and futures contracts and options thereon. The Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objectives and Policies--Additional Investment Information" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed and each Portfolio may use these new investments and techniques to the extent consistent with its investment objectives and policies.



     OPTIONS TRANSACTIONS. A Portfolio may purchase and write (i.e., sell) put and call options on securities and financial indices that are traded on national securities exchanges or in the over-the-counter market (OTC) to attempt to enhance return or to hedge its portfolio. These options will be on debt securities, aggregates of debt securities, financial indices (e.g., S&P 500) and U.S. Government securities. The International Bond Portfolio and International Equity Portfolio may also purchase and write put and call options on foreign currencies and foreign currency futures. A portfolio may write covered put and call options to attempt to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in price of securities or currencies it intends to purchase. A Portfolio may also purchase put and call options to offset previously written put and call options of the same series. See "Investment Objectives and Policies--Options on Securities" in the Statement of Additional Information.



     A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities subject to the option at a specified price (the "exercise price" or "strike price"). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When a Portfolio writes a call option, the Portfolio gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. There is no limitation on the amount of call options a Portfolio may write.


     A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Portfolio might, therefore, be obligated to purchase the underlying securities for more than their current market price.


     A Portfolio will write only "covered" options. A written option is covered if, so long as the Portfolio is obligated under the option, it (i) owns an offsetting position in the underlying security or (ii) maintains cash, or liquid assets with a value sufficient at all times to cover its obligations. Under the first circumstance, the Portfolio's losses are limited because it owns the underlying security; under the second circumstance, in the case of a written call option, the Portfolio's losses are potentially unlimited. See "Investment Objectives and Policies--Additional Investment Information" in the Statement of Additional Information. "Liquid assets," as used in the Trust's Prospectus and Statement of Additional Information, include U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily. A Portfolio may only write covered put options to the extent that cover for such options does not exceed 25% of the Portfolio's net assets. A Portfolio will not purchase an option if, as a result of such purchase, more than 20% of its total assets would be invested in premiums for options and options on futures.


     OVER-THE-COUNTER OPTIONS. A Portfolio may also purchase and write (i.e., sell) put and call options on equity and debt securities and on stock indexes in the over-the-counter market (OTC options). Unlike exchange-traded options, OTC options are contracts between the Portfolio and its counterparty without the interposition of any clearing organization. Thus, the value of an OTC option is particularly dependent on the financial viability of the OTC counterparty. The Portfolio's ability to purchase and write OTC options may be limited by market conditions, regulatory limits and tax considerations. There are certain risks associated with investments in OTC options. See "Investment Objectives and Policies--Additional Risks--Options Transactions and Related Risks" in the Statement of Additional Information.

     FORWARD CURRENCY EXCHANGE CONTRACTS. The International Equity Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each enter into forward foreign currency exchange contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. A Portfolio may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.


     A Portfolio's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Portfolio generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Portfolio expenses. Position hedging is (1) the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a substantial correlation to the value of that currency (cross hedge) or (2) the purchase of a foreign currency when the Adviser believes that the U.S. Dollar may decline against that foreign currency. Although there are no limits on the number of forward contracts which a Portfolio may enter into, a Portfolio may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any purchase or sale of foreign currency) of the securities being hedged. The Adviser will use foreign currency hedging techniques, including "cross-currency hedges," to attempt to protect against declines in the U.S. dollar value of income available for distribution to shareholders and declines in the net asset value of a Portfolio's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a position hedge involving a forward exchange contract to (A) sell the currency in which the position being hedged is denominated, or a currency bearing a substantial correlation to the value of such currency, or (B) purchase either the U.S. Dollar or a foreign currency expected to perform better than the currency being sold. Position hedges may, therefore, provide protection of net asset value in the event of a general rise in the U.S. dollar against foreign currencies. However, a cross-currency hedge cannot protect against exchange rates risks perfectly, and if the Adviser is incorrect in its judgment of future exchange rate relationships, the Portfolio could be in a less advantageous position than if such a hedge had not been established.



     INDEXED COMMERCIAL PAPER. The International Equity Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Portfolio will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. A Portfolio will establish a segregated account with respect to its investments in this type of commercial paper and maintain in such account cash or liquid assets having a value at least equal to the aggregate principal amount of outstanding commercial paper of this type. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Portfolio to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. See "Investment Objectives and Policies of the Portfolios--Forward Foreign Currency Exchange Contracts" in the Statement of Additional Information.



     FUTURES CONTRACTS AND OPTIONS THEREON. The International Equity Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for hedging purposes, to reduce and manage certain risks of its investments and to attempt to enhance return in accordance with regulations of the Commodity Futures Trading Commission. The Portfolios, and thus their investors, may lose money through any unsuccessful use of these strategies. These futures contracts and related options will be on debt securities, aggregates of debt securities, currencies, financial indices and U.S. Government securities and include futures contracts and options thereon which are linked to the London Interbank Offered Rate (LIBOR).


     A Portfolio's successful use of futures contracts and related options depends upon the investment adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than a specified futures contract resulting in losses to a Portfolio.


     A Portfolio's ability to enter into or close out futures contracts and options thereon may also be limited by the requirements of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code) for qualification as a regulated investment company. See "Investment Objectives and Policies--Additional Investment Policies--Futures Contracts--Options on Futures Contracts" and "Taxes, Dividends and Distributions" in the Statement of Additional Information.


     Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of "commodity pool operator", subject to compliance with certain conditions. The exemption is conditioned on a Portfolio purchasing and selling futures contracts and options therein for bona fide hedging transactions, except that the Portfolio may purchase and sell futures contracts and options thereon for any other purposes to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Portfolio's total assets.


     SPECIAL RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES. Participation in the options or futures markets involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. A Portfolio, and thus the investor, may lose money through any unsuccessful use of these strategies. If an Adviser's prediction of movements in the direction of the securities and interest rate markets is inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. Risks inherent in the use of options and futures contracts and options on futures contracts include (1) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Portfolio to sell a portfolio security at a disadvantageous time, due to the need for a Portfolio to maintain "cover" or to segregate securities in connection with hedging transactions. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


FOREIGN SECURITIES

     The International Equity Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each invest in foreign equity and debt securities, including securities of foreign corporations, obligations of foreign branches of U.S. banks and securities issued by foreign governments.

     Investing in securities issued by foreign companies involves considerations and potential risks not typically associated with investing in obligations issued by domestic corporations. Less information may be available about foreign companies than about domestic companies and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.

     A Portfolio's investments in foreign government securities may include debt securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, the

Government Entities) of countries considered stable by the Adviser. A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank, the European Investment Bank and the Asian Development Bank. Debt securities of "quasi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of quasi-government issuers include, among others, the Province of Ontario and the City of Stockholm. "Foreign Government Securities" shall also include debt securities of Government Entities denominated in European Currency Units. A European Currency Unit represents specified amounts of the currencies of certain of the twelve member states of the European Community. Foreign Government Securities shall also include mortgage-backed securities issued by Foreign Government Entities including quasi-governmental entities.

     The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

CURRENCY RISKS

     Because the majority of the debt securities purchased by the International Bond Portfolio are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Portfolio's net asset value; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gain, if any, to be distributed to shareholders by the Portfolio. If the value of a foreign currency rises against the U.S. dollar, the value of the Portfolio assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of Portfolio assets denominated in that currency will decrease. Under the Internal Revenue Code, the Portfolio is required to separately account for the foreign currency component of gains or losses, which will usually be viewed under the Internal Revenue Code as items of ordinary and distributable income or loss, thus affecting the Portfolio's distributable income.

     The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental interpretation, speculation and other economic and political conditions. Although the Portfolio values its assets daily in U.S. dollars, the Portfolio will not convert its holdings of foreign currencies to U.S. dollars daily. When the Portfolio converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers may realize a profit on the difference between the price at which they buy and sell currencies.

REPURCHASE AGREEMENTS


     Each Portfolio may enter into repurchase agreements, wherein the seller agrees to repurchase a security from a Portfolio at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time a Portfolio's money is invested in the repurchase agreement. A Portfolio's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, a Portfolio will require additional collateral. In the event of a default, insolvency or bankruptcy by a seller, the Portfolio will promptly seek to liquidate the collateral. In such circumstances, the Portfolio could experience a delay or be prevented from disposing of the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the resale price, the Portfolio will suffer a loss. See "Investment Objectives and Policies--Repurchase Agreements" in the Statement of Additional Information.


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

     The Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio and Total Return Bond Portfolio may each enter into reverse repurchase agreements and dollar rolls. The proceeds from such transactions will be used for the clearance of transactions or to take advantage of investment opportunities.


     Reverse repurchase agreements involve sales by a Portfolio of securities concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities.


     Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and a simultaneous contract to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, a Portfolio forgoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.


     A Portfolio will establish a segregated account with its custodian in which it will maintain cash or liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by a Portfolio may decline below the price of the securities a Portfolio has sold but is obligated to repurchase under the agreement. If the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Portfolio's obligation to repurchase the securities.

     Reverse repurchase agreements and dollar rolls, including covered dollar rolls, are speculative techniques involving leverage and are considered borrowings by a Portfolio for purposes of the percentage limitations applicable to borrowings. See "Borrowing" below.

SECURITIES LENDING


     The Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each lend portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or liquid assets or secures an irrevocable letter of credit in favor of a Portfolio in an amount equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower will pay a Portfolio an amount equivalent to any dividend or interest paid on such securities and a Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. As a matter of fundamental policy, a Portfolio cannot lend more than 33 1/3% of the value of its total assets. See "Investment Objectives and Policies--Lending of Securities" in the Statement of Additional Information.


INTEREST RATE SWAP TRANSACTIONS


     The Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, International Bond Portfolio and Total Return Bond Portfolio may each enter into interest rate swaps. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed-rate payments. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date. A Portfolio intends to use these transactions as a hedge and not as a speculative investment. See "Investment Objectives and Policies--Interest Rate Swap Transactions" in the Statement of Additional Information. The risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make and will not exceed 5% of a Portfolio's net assets. The use of interest rate swaps may involve investment techniques and risks different from those associated with ordinary portfolio transactions. If the Adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Portfolio would diminish compared to what it would have been if this investment technique was never used.


ILLIQUID SECURITIES


     Each Portfolio, except the U.S. Government Money Market Portfolio, may hold up to 15% of its net assets in illiquid securities. The U.S. Government Money Market Portfolio may hold up to 10% of its net assets in illiquid securities. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The Portfolios' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities. The Manager and the Advisers will monitor the liquidity of such restricted securities under the supervision of the Trustees. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.


     The staff of the SEC has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. However, with respect to U.S. Government securities, a Portfolio may treat the securities it uses as "cover" for written OTC options on U.S. Government securities as liquid provided it follows a specified procedure. A Portfolio may sell such OTC options only to qualified dealers who agree that a Portfolio may repurchase any options it writes for a maximum price to be calculated by a predetermined formula. In such cases, OTC options would be considered liquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.

     When a Portfolio enters into interest rate swaps on other than a net basis, the entire amount of the Portfolio's obligations, if any, with respect to such interest rate swaps will be treated as illiquid. To the extent that a Portfolio enters into interest rate swaps on a net basis, the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be treated as illiquid. The Portfolios will also treat non-U.S. Government POs and IOs as illiquid securities so long as the staff of the SEC maintains its position that such securities are illiquid.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES


     Each Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold by a Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to a Portfolio at the time of entering into the transaction. While a Portfolio will only purchase securities on a when-issued or delayed-delivery basis with the intention of acquiring the securities, a Portfolio may sell the securities before the settlement date, if it is deemed advisable. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price. The Trust's Custodian will maintain, in a segregated account of a Portfolio, cash or liquid assets having a value equal to or greater than a Portfolio's purchase commitments.


     One form of when-issued or delayed-delivery security that the Mortgage Backed Securities Portfolio may purchase is a "to be announced" mortgage-backed security. A "to be announced" mortgage-backed security transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with the specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.

SHORT SALES


     The Mortgage Backed Securities Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (i.e., make short sales). Generally, to complete the transaction, the Portfolio will borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any interest which accrues during the period of the loan. To borrow the security, the Portfolio may be required to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Portfolio replaces the borrowed security, it will (a) maintain in a segregated account with its custodian cash or liquid assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short or (b) otherwise cover its short position.


     The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest paid in connection with the short sale. No more than 5% of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales.

     The Mortgage Backed Securities Portfolio may also make short sales against-the-box for the purpose of deferring realization of gain or loss for federal income tax purposes. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

BORROWING

     The Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each borrow from banks or through dollar rolls or reverse repurchase agreements an amount equal to no more than 33 1/3% of the value of its total assets (computed at the time the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or to take advantage of investment opportunities. A Portfolio may pledge up to 33 1/3% of its total assets to secure these borrowings.

     The other Portfolios may each borrow from banks or through dollar rolls or reverse repurchase agreements an amount equal to no more than 20% of the value of its total assets (computed at the time the loan is made) for temporary, extraordinary or emergency purposes, or for the clearance of transactions. Each of these Portfolios may pledge up to 20% of its total assets to secure these borrowings.

     If a Portfolio borrows to invest in securities, or if a Portfolio purchases securities at a time when borrowings exceed 5% of its total assets, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to a Portfolio, the net asset value of the Portfolio's shares will decrease faster than would otherwise be the case. This is the speculative characteristic known as "leverage." See "Reverse Repurchase Agreements and Dollar Rolls" above.

     If any Portfolio's asset coverage for borrowings falls below 300%, such Portfolio will take prompt action to reduce its borrowings.

PORTFOLIO TURNOVER


     The portfolio turnover rate for each of the Portfolios may exceed 100%, although the rate is not expected to exceed 200%. Due to market volatility, for the years ended December 31, 1996 and 1995 the portfolio turnover rate was 226% and 456%, respectively, for the International Bond Portfolio, 340% and 141%, respectively, for the Total Return Bond Portfolio and 311% and 93%, respectively for the Intermediate-Term Bond Portfolio. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by each Portfolio. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In addition, high portfolio turnover may result in increased short-term capital gains, which when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends, and Distributions."



INVESTMENT RESTRICTIONS


     The Portfolios are subject to certain investment restrictions which constitute fundamental policies. Fundamental policies may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of that Portfolio, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                             MANAGEMENT OF THE TRUST


     The Trustees, in addition to reviewing the actions of the Trust's Manager and Advisers, as set forth below, decide upon matters of general policy. The Trust's Manager conducts and supervises the daily business operations of the Trust. For the year ended December 31, 1996 the total annualized expenses, net of management fee waiver and including expense subsidies paid by the Manager, as a percentage of average daily net assets for each Portfolio's shares were as follows:



                                                                      TOTAL ANNUALIZED
                                                                        EXPENSES AS A
                                                                        PERCENTAGE OF
                                                                        AVERAGE DAILY
                                PORTFOLIO                                NET ASSETS
        ---------------------------------------------------------    -------------------
        Large Capitalization Growth Portfolio....................            .82%
        Large Capitalization Value Portfolio.....................            .77%
        Small Capitalization Growth Portfolio....................            .89%
        Small Capitalization Value Portfolio.....................            .92%
        International Equity Portfolio...........................            .99%
        International Bond Portfolio.............................           1.34%
        Total Return Bond Portfolio..............................            .94%
        Intermediate-Term Bond Portfolio.........................            .73%
        Mortgage Backed Securities Portfolio.....................            .91%
        U.S. Government Money Market Portfolio...................            .89%



MANAGER



     Prudential Mutual Fund Management LLC (PMF or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, is the Manager of the Trust. PMF is organized in New York as a limited liability company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PMF in September 1996. It is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America, a major diversified insurance and financial services company.

     For the year ended December 31, 1996, PMF received the following management fees from each of the Portfolios.



                                                            ANNUALIZED
                                                            PERCENTAGE
                                                             OF
                                                            AVERAGE
                                                            NET
                          PORTFOLIO                         ASSETS       AMOUNT
        ----------------------------------------------      ----       -----------
        Large Capitalization Growth Portfolio.........       .60%      $ 1,216,415
        Large Capitalization Value Portfolio..........       .60%        1,253,390
        Small Capitalization Growth Portfolio.........       .60%          848,974
        Small Capitalization Value Portfolio..........       .60%          663,383
        International Equity Portfolio................       .70%        1,551,382
        International Bond Portfolio..................       .50%          193,939
        Total Return Bond Portfolio...................       .45%          212,605
        Intermediate-Term Bond Portfolio..............       .45%          367,755
        Mortgage Backed Securities Portfolio..........       .45%          324,962
        U.S. Government Money Market Portfolio........       .25%           47,830



     As of January 31, 1997, PMF served as manager to 40 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies. These companies have aggregate assets of approximately $55.8 billion.


     Pursuant to a Management Agreement (Management Agreement) with the Trust, PMF manages the investment operations of the Trust, administers the Trust's affairs and is responsible for the selection, subject to review and approval of the Trustees, of Advisers for each of the Portfolios and the review of their continued performance. See "Manager" in the Statement of Additional Information.

     Pursuant to separate Sub-Advisory Agreements (the Advisory Agreements) between PMF and the Advisers, the Advisers furnish investment advisory services in connection with the management of the Trust. Each Adviser is paid a fee for its services by the Manager out of the fee it collects from the Portfolio based upon the portion of assets the Adviser manages. PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Advisers' performance of such services.

     Subject to the supervision and direction of the Trustees, the Manager provides to the Trust investment management evaluation services principally by performing initial review on prospective Advisers for each Portfolio and thereafter monitoring Adviser performance. In evaluating prospective Advisers, the Manager considers, among other factors, each Adviser's level of expertise, relative performance, consistency of performance, and investment discipline or philosophy. The Manager has responsibility for communicating performance expectations and evaluations to the Advisers and ultimately recommending to the Trustees whether the Advisers' contracts should be renewed, modified or terminated. The Manager provides reports to the Trustees regarding the results of its evaluation and monitoring functions. The Manager is also responsible for conducting all operations of the Trust except those operations contracted to the Advisers, custodian and transfer agent. Each Portfolio pays the Manager a fee for its services that is computed daily and paid monthly at the annual rate specified below based on the value of the average net assets of the Portfolio. The Manager pays each Adviser a fee that is computed daily and paid monthly at the annual rate specified below based on the value of the Portfolio's average daily net assets managed by that
Adviser:


                                                                             PORTION PAID
                                                                            BY THE MANAGER
                          PORTFOLIO                     MANAGER'S FEE       TO THE ADVISER
        ---------------------------------------------  ----------------     --------------
        Large Capitalization Growth Portfolio........        0.60%              0.30%
        Large Capitalization Value Portfolio.........        0.60%              0.30%
        Small Capitalization Growth Portfolio........        0.60%              0.30%
        Small Capitalization Value Portfolio.........        0.60%              0.30%
        International Equity Portfolio...............        0.70%              0.40%
        International Bond Portfolio.................        0.50%              0.30%
        Total Return Bond Portfolio..................        0.45%              0.25%
        Intermediate-Term Bond Portfolio.............        0.45%              0.25%
        Mortgage Backed Securities Portfolio.........        0.45%              0.25%
        U.S. Government Money Market Portfolio.......        0.25%              0.125%



     The Manager and the Trust have received an exemptive order from the Securities and Exchange Commission which permits the Manager, subject to certain conditions, to enter into or amend advisory agreements without obtaining shareholder approval each time. On October 30, 1996, shareholders voted affirmatively to give the Trust this ongoing authority. With Board approval, the Manager is permitted to employ new Advisers for the Portfolios, change the terms of the Portfolios' advisory agreements or enter into a new advisory agreement with an existing Adviser after events that cause an automatic termination of the old advisory agreement with that Adviser. Shareholders of a Portfolio continue to have the right to terminate an advisory agreement for the Portfolio at any time by a vote of the majority of the outstanding voting securities of the Portfolio. Shareholders will be notified of any Adviser changes or other material amendments to advisory agreements that occur under these arrangements.



ADVISERS


     The Advisers have agreed to the foregoing fees, which are generally lower than the fees they charge to institutional accounts for which they serve as investment adviser, and perform various administrative functions associated with serving in that capacity in recognition of the reduced administrative responsibilities they have undertaken with respect to the Portfolios. Subject to the supervision and direction of the Manager and, ultimately, the Trustees, each Adviser's responsibilities are limited to managing the securities held in the Portfolio, or portion thereof, it manages in accordance with the Portfolio's stated investment objective and policies, making investment decisions for such Portfolio, or portion thereof, and placing orders to purchase and sell securities on behalf of such Portfolio, or portion thereof. The Advisers furnish investment advisory services in connection with the management of the Portfolios and are paid their fees by PMF, not the Trust.

     Each of the two Advisers of the domestic equity Portfolios--the Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio and Small Capitalization Value Portfolio--manages approximately 50% of the assets of the respective Portfolio. In general, in order to maintain an approximately equal division of assets between the two Advisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expenses items) will be divided between the two Advisers as the Manager deems it appropriate. In addition, there will be a periodic rebalancing of each Portfolio's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, each Portfolio will allocate assets from the better performing of the two Advisers to the other. By using two Advisers for these Portfolios, and by periodically balancing a Portfolio for an approximately equal allocation, each Portfolio seeks long-term benefits from a balance of different investment disciplines, which is intended to achieve a certain continuity in the Portfolio's performance. Reallocations may result in additional transaction costs to the extent that sales of securities as part of such reallocations result in higher portfolio turnover. In addition, if one Adviser buys a security as the other Adviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single Adviser and no such sale and purchase, but the Portfolio will have incurred additional transaction costs and other expenses. The Manager will consider these costs in determining the allocation and reallocation of assets.

     The following sets forth certain information about each of the Advisers:

LARGE CAPITALIZATION GROWTH PORTFOLIO

     Columbus Circle Investors (CCI), Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902 and Oak Associates, Ltd. (Oak), 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333, serve as the Advisers to the Large Capitalization Growth Portfolio. CCI and Oak are paid a fee by PMF, not the Trust, at an annual rate of .30 of 1% of the average daily net assets of the portion of the Portfolio's assets managed by each of them.


     CCI is a Delaware partnership and a subpartnership of PIMCO Advisors L.P., a leading institutional equity investment firm and, as of December 31, 1996, had approximately $14.2 billion in assets under management for corporate, nonprofit, government, union, and mutual fund clients.



     CCI generally uses a team approach, although Clifford G. Fox is primarily responsible for the day-to-day investment management of the portion of the assets CCI manages for the Large Capitalization Growth Portfolio. Mr. Fox has been a Vice President and Portfolio Manager of CCI since October, 1992. Prior to joining CCI, he was Vice President of Equity Investments at General Reinsurance Corporation. Mr. Fox is a Chartered Financial Analyst and a member of the New York Society of Security Analysts.



     Oak was founded in April 1985 and has specialized in the large cap market since inception. It provides investment management services to both individual and institutional clients and as of December 31, 1996, had more then $5 billion in assets under management. Oak is a limited liability company organized under the laws of the State of Ohio. James D. Oelschlager owns a controlling interest (99%) of Oak.

     With respect to portfolio management, Oak makes its securities selections based upon interest rate and inflation expectations, the company's growth rate and its price to earnings ratio, among other factors. James D. Oelschlager is the portfolio manager of the portion of the Portfolio managed by Oak which he manages with the assistance of Donna Barton, Margaret Ballinger and Douglas MacKay as assistant portfolio managers. Mr. Oelschager has been President of Oak since 1985. Ms. Barton and Ms. Ballinger have been employed as a trader and client service manager, respectively, for Oak since 1985. Mr. MacKay has been a research analyst for Oak since 1990. Oak also manages two series of The Advisers' Inner Circle Fund, White Oak Growth Stock Fund and Pin Oak Aggressive Stock Fund.

LARGE CAPITALIZATION VALUE PORTFOLIO

     INVESCO Capital Management, Inc. (INVESCO), 1315 Peachtree Street, Suite 500, Atlanta, Georgia 30309 and Hotchkis and Wiley, 800 West Sixth Street, Fifth Floor, Los Angeles, California 90017 serve as the Advisers to the Large Capitalization Value Portfolio. INVESCO and Hotchkis and Wiley are paid a fee by PMF, not the Trust, at an annual rate of .30 of 1% of the average daily net assets of the portion of the Portfolio's assets managed by them.


     INVESCO is a Delaware corporation and member of INVESCO PLC, a global firm specializing in the management of institutional portfolios. As of December 31, 1996, INVESCO had approximately $90 billion of assets under management for clients located throughout the U.S., Europe and Japan.



     Neilson Brown, a Vice President of INVESCO, is responsible for the day-to-day management of the portion of the assets INVESCO manages for the Portfolio and previously managed all of the Portfolio's assets since its inception. Mr. Brown has served as a portfolio manager for INVESCO since 1989 and prior to 1989, served as a portfolio manager for Dreman Value Management and Brown Brothers Harriman & Co. Mr. Brown is a Chartered Financial Analyst and a member of the Atlanta Society of Financial Analysts.



     Hotchkis and Wiley is a division of the Capital Management Group of Merrill Lynch Asset Management, L.P. It was established in 1980 and has specialized in the large-cap market since its inception. As of December 31, 1996, Hotchkis and Wiley had approximately $10.3 billion in assets under management for corporate, public, endowment and foundation, and mutual fund clients. Hotchkis and Wiley is the adviser or subadviser for the American AAdvantage Funds, the Hirtle Callaghan Trust and the Hotchkis and Wiley Funds.


     Roger DeBard is primarily responsible for the day-to-day management of the portion of assets Hotchkis and Wiley manages for the Large Capitalization Value Portfolio. Dr. DeBard is a Managing Director at Hotchkis and Wiley. He also serves as an Executive Vice President of the Hotchkis and Wiley Funds. Dr. DeBard was formerly with Crocker Investment Management, Scudder, Stevens & Clark and the investment consulting firm of A.G. Becker & Co. Dr. DeBard is a member of the Los Angeles Society of Financial Analysts and a frequent guest on financial news programs. He has served as a director of the Los Angeles Bond Club and as an expert witness for the President's Commission on Pension Policy. Dr. DeBard is also a Chartered Financial Analyst.

SMALL CAPITALIZATION GROWTH PORTFOLIO


     Nicholas-Applegate Capital Management (Nicholas-Applegate), 600 West Broadway, 29th Floor, San Diego, California 92101 and Investment Advisers, Inc.
(IAI), 3700 First Bank Place, P.O. Box 357, Minneapolis, Minnesota 55440 serve as the Advisers to the Small Capitalization Growth Portfolio. Nicholas-Applegate and IAI are paid a fee by PMF, not the Trust, at an annual rate of .30 of 1% of the average daily net assets of the portion of the Portfolio's assets managed by them.


     Nicholas-Applegate was organized in 1984 as a California limited partnership. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership controlled by Arthur E. Nicholas. Mr. Nicholas founded Nicholas-Applegate in 1984 and has been a principal of the firm since its founding. Mr. Nicholas and fourteen other partners manage a staff of approximately 300 employees. As of December 31, 1996, the firm managed a total of approximately $31 billion of assets for a wide variety of clients, including employee benefit plans of corporations, public retirement systems and unions, university endowments, foundations and other institutional investors.


     The portion of the Portfolio's assets for which Nicholas-Applegate is the Advisor is managed by a team of professionals at Nicholas-Applegate, which is overseen by Arthur E. Nicholas, Chief Investment Officer of the Firm.


     IAI was established in 1947 and provides investment advice to corporate, public, jointly-trusteed, endowment and foundation and mutual fund clients. As of December 31, 1996, IAI managed approximately $16 billion in assets.



     The day-to-day management of the Fund is the responsibility of Martin J. Calihan. Mr. Calihan is a Vice President and has served as a equity analyst of IAI since 1992 and a portfolio manager since February 1996. Prior to such time, Mr. Calihan was an equity research analyst with Morgan Stanley & Co.



SMALL CAPITALIZATION VALUE PORTFOLIO


     Lazard Freres Asset Management (LFAM), 30 Rockefeller Plaza, New York, New York 10020 and Wood, Struthers & Winthrop Management Corp. (WSW), 277 Park Avenue, New York, New York 10172, serve as the Advisers to the Small Capitalization Value Portfolio. LFAM and WSW are paid a fee by PMF, not the Trust, at an annual rate of .30 of 1% of the average daily net assets of the portion of the Portfolio's assets managed by them.


     Lazard Freres Asset Management (LFAM) is a division of Lazard Freres & Co. LLC (Lazard Freres), a New York limited liability company. LFAM provides investment management services to both individual and institutional clients and as of December 31, 1996, had more than $38 billion in assets under management. In addition to portfolio management, Lazard Freres provides a wide variety of investment banking and related services. LFAM is also the Adviser of the International Equity Portfolio of the Trust.


     Herbert W. Gullquist and Eileen D. Alexanderson, CFA, are primarily responsible for the day-to-day management of the portion of the assets LFAM manages for the Small Capitalization Value Portfolio. Mr. Gullquist is a managing director of Lazard Freres, is the chief investment officer of LFAM and has been employed there since 1982. Ms. Alexanderson is a portfolio manager/analyst.

Ms. Alexanderson joined LFAM in 1982 and has 15 years of investment experience. She is a Chartered Financial Analyst.



     WSW was founded in 1871 and has specialized in the small-cap market since 1967. It provides investment management services to both individual and institutional clients and, as of December 31, 1996, had more than $4 billion in assets under management. WSW is a subsidiary of Donaldson, Lufkin & Jenrette Securities Corporation (DLJSC), 277 Park Avenue, New York, New York 10172. DLJSC is a wholly owned subsidiary of Donaldson Lufkin & Jenrette Inc (DLJ Inc), 36.1% of which is owned by The Equitable Life Assurance Society of the United States
(LIFE), 787 Seventh Avenue, New York, New York 10019, a wholly owned subsidiary of The Equitable Companies Incorporated (Equitable), 787 Seventh Avenue, New York, New York 10019. Equitable owns directly an additional 44.1% of DLJ Inc. Approximately 60.7% of the outstanding voting common stock as well as certain convertible preferred stock of Equitable is beneficially owned by AXA, a French insurance holding company. A group of five French mutual insurance companies, Uni Europe Assurance Mutuelle, Alpha Assurances I.A.R.D. Mutuelle, Alpha Assurances Vie Mutuelle, AXA Assurances Vie Mutuelle, and AXA Assurances I.A.R.D. Mutuelle (the "Mutuelles"), owned directly and indirectly through two French holding companies, Finaxa and Midi Participations, shares representing over 50% of the voting shares of AXA. The Mutuelles are owned by approximately
1.5 million policyholders.



     James A. Engle and Roger W. Vogel are the co-managers of the portion of the Portfolio managed by WSW. Mr. Engle has been Chief Investment Officer of WSW since 1988. Mr. Vogel has been Director of Equity Research of WSW since 1993. He was previously Vice President and Portfolio Manager at Chemical Bank from 1978 until 1993. Messrs. Engle and Vogel also manage the Winthrop Small Company Value, Growth and Growth & Income Funds.


INTERNATIONAL EQUITY PORTFOLIO

     Lazard Freres Asset Management (LFAM), 30 Rockefeller Plaza, New York, New York 10020, serves as the Adviser to the International Equity Portfolio. LFAM is paid a fee by PMF, not the Trust, at an annual rate of .40 of 1% of the Portfolio's average daily net assets.

     Herbert W. Gullquist and John R. Reinsberg are primarily responsible for the day-to-day management of the Portfolio. Mr. Gullquist is a managing director of Lazard Freres, is the chief investment officer of LFAM and has been employed with both since 1982. Mr. Reinsberg is a managing director of LFAM and has been employed there since 1992. Prior thereto, he was Executive Vice President of General Electric Investment Company.

INTERNATIONAL BOND PORTFOLIO


     Fiduciary International, Inc. (FII), 2 World Trade Center, 90th Floor, New York, New York 10048, serves as the Adviser to the International Bond Portfolio. FII is paid a fee by PMF, not the Trust, at an annual rate of .30 of 1% of the Portfolio's average daily net assets. FII is a wholly-owned subsidiary of Fiduciary Investment Corporation, which, in turn, is a wholly-owned subsidiary of Fiduciary Trust Company International (FTCI). FTCI is a New York State chartered bank specializing in investment and administration of assets for pensions and other institutional accounts as well as individuals and families. FII has access to all of FTCI's investment infrastructure. FTCI began investing globally in the 1960's and serves its worldwide investment management and custody clients from offices in New York, Los Angeles, Miami, Washington, D.C., London, Geneva and Hong Kong. FTCI has over 60 investment professionals. FTCI has over 30 years of experience in international management. As of December 31, 1996, total assets under management by FII, its parent organization FTCI and FTCI affiliates, on behalf of all clients, amounted to approximately $33 billion.



     The portfolio is managed by a team of two portfolio managers. Stuart Hochberger is responsible for the day-to-day management of the Portfolio and has been serving in such capacity since the inception of the Portfolio in May 1994. Mr. Hochberger is the chief global fixed income strategist of FTCI and has been with FTCI since 1981 and is currently an Executive Vice President and Director of Fixed Income, which includes international fixed income. Anthony Gould assists Mr. Hochberger in the management of the Portfolio, Mr. Gould is a Vice President and Manager of global and international fixed income portfolios and has been with FTCI since March 1995. Prior thereto, he was employed in BZW Investment Management, the asset management subsidiary of the Barclays Group. Mr. Gould is a Chartered Financial Analyst.


INTERMEDIATE-TERM BOND PORTFOLIO AND TOTAL RETURN BOND PORTFOLIO


     Pacific Investment Management Company (PIMCO), 840 Newport Center Drive, Newport Beach, California 92660, serves as the Adviser to the Intermediate-Term Bond Portfolio and the Total Return Bond Portfolio. PIMCO furnishes investment advisory services in connection with the management of each of these Portfolios and is paid a fee by PMF, not the Trust, at an annual rate of .25 of 1% of each Portfolio's average daily net assets. John L. Hague, a Managing Director of PIMCO, has been responsible for the day-to-day management of the Trust's Portfolio since its inception. Mr. Hague has been a fixed income manager of PIMCO and its predecessor since 1989.



     PIMCO is a general partnership whose partners are PIMCO Advisors L.P. and PIMCO Management, Inc., a wholly owned subsidiary of PIMCO Advisors L.P. The general partner of PIMCO Advisors L.P. is PIMCO Partners G.P., a general partnership between Pacific Financial Asset Management Corporation, an indirect wholly-owned subsidiary of Pacific Mutual Life Insurance Company, and PIMCO Partners LLC, a limited liability company controlled by the PIMCO Managing Directors. As of December 31, 1996, PIMCO had approximately $88.2 billion of assets under management.


U.S. GOVERNMENT MONEY MARKET PORTFOLIO AND MORTGAGE BACKED SECURITIES PORTFOLIO


     Wellington Management Company, LLP (WMC), 75 State Street, Boston, Massachusetts 02109, serves as the Adviser to the U.S. Government Money Market Portfolio and the Mortgage Backed Securities Portfolio. WMC is paid a fee by PMF, not the Trust, at the annual rates of .125 of 1% and .25 of 1% of each Portfolio's average daily net assets, respectively.



     WMC is a Massachusetts limited liability partnership of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of December 31, 1996, WMC had approximately $133.2 billion of assets under management.

     Thomas L. Pappas, Senior Vice President of WMC, has served as portfolio manager to the Mortgage Backed Securities Portfolio since the Portfolio's inception. Mr. Pappas has been an investment professional with WMC since 1987. Timothy E. Smith, Vice President of WMC, has served as portfolio manager to the U.S. Government Money Market Portfolio since February 28, 1997. Mr. Smith assumed primary responsibility for management of the Portfolio from Mr. John C. Keogh, Senior Vice President of WMC, who was the Portfolio's manager since its inception. Prior to joining WMC in 1992, Mr. Smith was employed for 8 years with Fidelity Investments, Inc., where he held a number of investment management positions, including associate portfolio manager and money market trader.


FEE WAIVERS AND SUBSIDIES


     For the year ending December 31, 1997, PMF has agreed to cap Total Operating Expenses of the Total Return Bond Portfolio at .95%. See "Trust Expenses." The Trust is not required to reimburse PMF for such management fee waiver or expense subsidy. PMF may from time to time agree to waive all or a portion of its management fee and subsidize certain operating expenses of the Portfolios. Fee waivers and expense subsidies will increase a Portfolio's yield or total return. See "Performance Information."



DISTRIBUTOR


     Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292, is a corporation organized under the laws of the State of Delaware and serves as the distributor of the shares of the Trust. It is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America.


     Pruco Securities Corporation ("Prusec"), 1111 Durham Avenue, South Plainfield, New Jersey 07080-2398, is a corporation organized under the laws of the State of New Jersey. It is a wholly-owned subsidiary of The Prudential Insurance Company of America. Prusec is distributing shares of the Trust pursuant to a dealer agreement between Prusec and Prudential Securities, the principal underwriter of the Trust. Prusec is registered with the SEC as both a broker-dealer and an investment adviser, and conducts its advisory activities under the name "Prudential Preferred Advisors" ("PPA"). Advisory clients of PPA may purchase and redeem shares of the Trust through their Prusec registered representative, or may effect such transactions by dealing directly with the Trust's Transfer Agent.


     On October 21, 1993, PSI entered into an omnibus settlement with the Securities and Exchange Commission (SEC), state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the National Association of Securities Dealers, Inc.
(NASD) to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

     Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

     In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.


     For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1(800) 225-1852.


     The Trust is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Trust's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.


PORTFOLIO TRANSACTIONS


     Prudential Securities, one of the Advisers or an affiliate thereof (an affiliated broker), may each act as a broker or futures commission merchant for a Portfolio. In order for an affiliated broker to effect any portfolio transactions for a Portfolio on an exchange or board of trade, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow an affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction.

                                 NET ASSET VALUE

     The net asset value per share is determined by subtracting from the value of the assets of each Portfolio the amount of its liabilities, and dividing the remainder by the number of outstanding shares of the Portfolio. The Trustees have fixed the specific time of day for the computation of each

Portfolio's net asset value to be as of 4:15 p.m., New York time, except that the U.S. Government Money Market Portfolio will compute its net asset value at 4:30 p.m., New York time.

     Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. See "Net Asset Value" in the Statement of Additional Information.

     The Trust will compute its net asset value once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Trust or days on which changes in the value of portfolio securities do not affect the net asset value of a Portfolio. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The U.S. Government Money Market Portfolio determines the value of its portfolio securities by the amortized cost method. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which marks its portfolio securities to the market each day. For example, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Portfolio's securities holdings on a given day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield and existing shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the net asset value of the shares of the Portfolio at $1.00 per share. See "Net Asset Value" in the Statement of Additional Information.

                        PURCHASE AND REDEMPTION OF SHARES

HOW TO PURCHASE SHARES


     Purchases of shares of a Portfolio by a Target Program participant must be made through a securities account maintained with Prudential Securities or its affiliates. Payment for Portfolio shares must be made by check made payable to Prudential Securities or to a broker or affiliate that clears securities transactions through Prudential Securities on a fully disclosed basis (an Introducing Broker). Clients of Prudential Securities may also make payment for portfolio shares using free credit cash balances held in their securities account including a cash payment by the participant into his or her securities account or through the redemption of shares of money market funds held in the account.


     For non-Plan accounts, the minimum initial investment requirement is $25,000. For Plan accounts, the minimum initial investment requirement is $10,000. The minimum initial investment requirement is reduced to $10,000 for non-Plan accounts for custodial accounts established under the Uniform Gift to Minors Act and for Trustees of the Trust (except that the minimum initial investment requirement is waived entirely for Trustees who receive their fees pursuant to a deferred fee agreement with the Trust), employees of Prudential Securities and PMF and their subsidiaries, and members of the families of such persons who maintain an "employee related" account at Prudential Securities. For purposes of determining the minimum initial investment requirement, fiduciary accounts having a common trustee (unaffiliated with Prudential Securities) may be aggregated provided that such accounts, in the aggregate, have at least $250,000 in assets in the Target Program. Such accounts may also be aggregated for purposes of determining when the Target Program fee may be subject to negotiation. In addition, the minimum initial investment requirement may be reduced or waived for certain start-up qualified employee benefit plans which have been in existence for less than one year and for certain transfers of assets from asset allocation programs of investments in registered investment companies. From time to time, the minimum initial investment requirement may otherwise be reduced for Plan and non-Plan accounts in the discretion of Prudential Securities. Please contact a Prudential Securities Financial Advisor for details. Prudential Securities must be notified, prior to the opening of any Target Program account of any factors under which an account would be eligible for a waiver or reduction of the minimum investment or Target Program fee. The aggregation of accounts or reduction or waiver of the Target Program fee will be permitted subject to confirmation of the account's entitlement.


     Shares of the Portfolios are available to (i) participants in the Target Program with payment of the Target Program Fee and (ii) to banks, trust companies and other investment advisory services and certain fee-based programs sponsored by Prudential Securities and its affiliates which include mutual funds as investment options and for which the Portfolios are an available option without payment of the Target Program fee. Such programs may require payment of different fees. Trustees of the Trust, employees of Prudential Securities and PMF and their subsidiaries, and members of the families of such persons who maintain an "employee related" account at Prudential Securities may also participate in the Target Program without the imposition of the Target Program fee. In addition, the Target Program fee may be waived in whole or in part for certain banks, trust companies or unaffiliated investment advisers who maintain securities accounts with Prudential Securities as well as personal trusts which are part of The Prudential Bank Personal Trust Program administered by Prudential Bank & Trust (as trustee) or an affiliate thereof. Parties interested in utilizing the Portfolios should contact the Trust or Prudential Securities. The Target Program and the Trust are designed to help investors devise an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the choices available.



     THE TARGET PROGRAM. Prudential Securities, through the Target Program, provides advisory services in connection with investments among the Portfolios by identifying the investor's investment objectives, preferences and risk tolerances through evaluation of a Questionnaire; identifying and recommending in writing an appropriate allocation of assets among the Portfolios that conform to those objectives, preferences and risk tolerances in an Evaluation; and providing a quarterly account statement (Quarterly Account Monitor). Prudential Securities will not have any investment discretion over the investor's Target Program account; all investment decisions ultimately rest with the investor.


     Under the Target Program, financial advisors of Prudential Securities provide services to the investor by assisting the investor in identifying his or her financial characteristics and completing the investor Questionnaire. Prudential Securities has contracted with Ibbotson Associates, Inc., Chicago, an investment consulting, data and software firm, to develop an investment profile matrix and asset allocation methodology to assist it in translating investor needs, preferences and attitudes identified from the Questionnaire into suggested portfolio allocations. Financial advisors may also review the Evaluation and Quarterly Account Monitor with the investor, monitor identified changes in the investor's financial characteristics, assist the investor in preparing a revised Questionnaire, and communicate any changes to Prudential Securities for reevaluation.


     Prudential Securities is paid a quarterly fee for the services comprising the Target Program. For non-Plan accounts, the quarterly advisory fee is charged at the maximum annual rate of 1.5% of assets held in a Target Program account invested in equity portfolios and 1.0% of assets held in a Target Program account invested in income portfolios. For Plan accounts, the quarterly advisory fee is charged at the maximum annual rate of 1.25% of assets held in a Target Program account invested in equity portfolios and 1.35% of assets held in a Target Program account invested in income portfolios. The advisory fees may be modified or changed by Prudential Securities upon notice to account holders. Plan accounts and non-Plan accounts may elect to have their Target Program fee either automatically charged to their securities account as described above or billed to them quarterly. For accounts that elect to be billed, the quarterly fee is payable by check. The advisory fee is subject to negotiation when assets in the Target Program exceed $100,000 based on a number of factors including, but not limited to, the size of the account and other accounts with Prudential Securities. An independent plan fiduciary should consider, in a prudent manner, the relationship of the fees to be paid by its Plan along with the level of services provided by Prudential Securities.


     Financial advisors receive a portion of any fee paid by Target Program clients for participation in the Target Program. As the quarterly fee paid by non-Plan investors for investments in an equity portfolio is greater than the quarterly fee paid by non-Plan investors for investments in an income portfolio, Prudential Securities will receive greater compensation if a non-Plan Target Program client invests in equity portfolios rather than income portfolios. Consequently, Prudential Securities, when making asset allocation recommendations for non-Plan Target Program clients will be presented with a conflict of interest as to the specific Portfolios recommended for investment.

     For participants in the Target Program, shares of the Portfolios may be purchased directly through Prudential Securities only after the completion and processing of the Client's Target Program investment advisory agreement. The offering price is the net asset value per share next determined following receipt of an order by Prudential Securities. Shareholders will not receive share certificates, as the Trust does not issue share certificates.


HOW TO SELL SHARES



     Shares of the Portfolios may be redeemed at any time for cash at the net asset value per share next determined after the redemption request is received. Investors wishing to redeem their shares in a Portfolio should contact their Prudential Securities financial advisor or Prusec registered representative. Payment for shares presented for redemption will be made by check within seven days after receipt by Prudential Securities of a redemption request. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Portfolio fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist. If a Target Program account is terminated, including a termination of such an account by Prudential Securities or Prusec, all shares of the Portfolios held in that account will be redeemed.



     The Trust may redeem shares when a Target Program participant's account value falls below $10,000 by reason other than (i) fluctuations in the participant's account net asset value or (ii) redemptions to pay Target Program fees if the investor does not restore the share value to more than $10,000 within 30 days after written notice by the Trust.


SHAREHOLDER SERVICES

     EXCHANGE PRIVILEGE. Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio at their respective net asset values. There are no exchange privileges between the Portfolios and other Prudential Mutual Funds.

     An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.

     For further information regarding the exchange privilege, investors should contact their Prudential Securities financial advisor. Prudential Securities reserves the right to reject any exchange request and the exchange privilege may be modified or terminated after 60 days' written notice.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS


     Each Portfolio intends to continue to qualify and elect to be treated as a regulated investment company under the Internal Revenue Code. Accordingly, each Portfolio will not be subject to federal income taxes on its net investment income and capital gains, if any, that it distributes to its shareholders. All dividends out of net investment income, together with distributions of net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses), will be taxable as ordinary income to the shareholders whether or not reinvested. To the extent a Portfolio's income is derived from certain dividends received from domestic corporations, a portion of the dividends paid to corporate shareholders of the Portfolio will be eligible for the 70% dividends received deduction. Any net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as such to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals currently is 28%. The maximum long-term capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.


     Dividends attributable to the net investment income of the U.S. Government Money Market Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio, Total Return Bond Portfolio and International Bond Portfolio will be declared daily and paid monthly. Shareholders of those Portfolios receive dividends from the day following the purchase up to and including the date of redemption. Dividends attributable to the net investment income of the Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Small Capitalization Value Portfolio, Small Capitalization Growth Portfolio and International Equity Portfolio will be declared and paid annually.

Distributions of any net realized long-term and short-term capital gains earned by a Portfolio will be made at least annually.


     Any gain or loss realized upon a sale or redemption of shares by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss with respect to shares that are held for six months or less, however, will be treated as a long-term capital loss to the extent of any capital gain distributions received by the shareholder. Additionally, a capital loss realized upon a sale or redemption of shares in a Portfolio will be deferred under the "wash sale" rules of the Internal Revenue Code if the shareholder acquires shares in such Portfolio during the 61-day period beginning 30 days before and ending 30 days after the sale which gave rise to the loss.



     Net investment income or capital gains earned by a Portfolio from foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Portfolios to a reduced rate of tax or exemption from tax on this related income and gains. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested within various countries is not known. The Portfolios intend to operate so as to qualify for treaty-reduced rates of tax where applicable. Furthermore, if a Portfolio qualifies as a regulated investment company, if certain distribution requirements are satisfied, and if more than 50% of the value of the Portfolio's assets at the close of the taxable year consists of stocks or securities of foreign corporations, the Portfolio may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Portfolio that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. If the Portfolio were to make an election, an amount equal to the foreign income taxes paid by the Portfolio would be included in the income of its shareholders and the shareholders would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct such portions from their U.S. taxable income, if any. Shortly after any year for which it makes an election, the Portfolio will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit. No deduction for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit for foreign taxes may be claimed. As a result of the election, shareholders who are non-resident alien individuals or foreign entities may be subject to additional U.S. withholding tax on the foreign taxes deemed distributed hereto, but be unable to claim a deduction or credit for such taxes in the U.S. Except in the case of the International Equity Portfolio and the International Bond Portfolio, it is not anticipated that any Portfolio will satisfy the requirements for making the election to treat shareholders as having paid foreign taxes paid by a Portfolio.


     A Portfolio may, from time to time, invest in Passive Foreign Investment Companies (PFICs). PFICs are foreign corporations which derive a majority of their income from passive sources. For tax purposes, a Portfolio's investments in PFICs may subject the Portfolio to federal income taxes on certain gains realized by the Portfolio.

     In addition, under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by a Portfolio will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions may be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.



     Gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of a Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain. If currency fluctuation losses exceed other investment company taxable income during a taxable year, distributions made by the Portfolio during the year would be characterized as a return of capital to shareholders, reducing the shareholder's basis in their Portfolio shares.



     For most non-Plan investors who are individuals and for Plans which pay the Target Program fee by check, the Target Program fee may be treated as a "miscellaneous itemized deduction" for federal income tax purposes. Under current federal income tax law, an individual's miscellaneous itemized deductions for any taxable year shall be allowed as a deduction only to the extent that the aggregate of these deductions exceeds 2% of adjusted gross income.



     Under the Internal Revenue Code, each Portfolio is required to withhold and remit to the U.S. Treasury 31% of dividend, capital gain income and redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law, or otherwise are subject to backup withholding.



     As a result of the allocation and any reallocation of assets between the two Advisers of each of the four domestic equity Portfolios of the Fund, with respect to those Portfolios, there may be tax ramifications relating to the sale of assets in the form of increased short term or long term capital gains. As described above, net short term gains derived by a Portfolio are taxed as ordinary income. In order to maintain its tax status as a regulated investment company under Subchapter M of the Internal Revenue Code, each Portfolio must derive less than 30% of its gross income from the sale or other disposition of stock and certain other securities held by the Portfolio for less than three months. Additionally, Portfolios may also be subject to the "wash sale" rules of the Internal Revenue Code as described above.


     Any dividends out of net investment income and short-term capital gains paid to a foreign shareholder will generally be subject to U.S. withholding tax of 30% (or lower treaty rate if applicable).


     Dividends and distributions will be paid in additional Portfolio shares, at net asset value computed on the payment date and record date, respectively, or such other date as the Trustees may determine, unless the shareholder elects in writing not less than five business days prior to the record date to receive such dividends and distributions in cash. Such election should be submitted to the Trust or the investor's financial advisor. Each Portfolio will notify each shareholder after the close of each Portfolio's taxable year both of the per share amount and the taxable status of that year's dividends and distributions. The foregoing is a general summary of the U.S. Federal Income tax consequences of investing in a Portfolio. Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state, local or foreign taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

                               GENERAL INFORMATION


PERFORMANCE INFORMATION


  U.S. GOVERNMENT MONEY MARKET PORTFOLIO

     From time to time the U.S. Government Money Market Portfolio may advertise its "current yield" based on the net change, exclusive of realized and unrealized gains or losses, in the value of a hypothetical account over a seven calendar day base period. The U.S. Government Money Market Portfolio also calculates its "effective annual yield," assuming weekly compounding, and its tax-equivalent yield. Tax-equivalent yield shows the taxable yield an investor would have to earn from a fully taxable investment in order to equal an after taxes yield equivalent to the Portfolio's tax-free yield and is calculated by dividing the Portfolio's current or effective yield by the result of one minus a certain state tax rate. THE YIELD WILL FLUCTUATE FROM TIME TO TIME AND IS NOT INTENDED TO INDICATE AND IS NOT NECESSARILY REPRESENTATIVE OF FUTURE PERFORMANCE.

  OTHER PORTFOLIOS


     FROM TIME TO TIME THE TRUST MAY ADVERTISE THE TOTAL RETURN OF A PORTFOLIO (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN, "AGGREGATE" TOTAL RETURN AND "YIELD") IN ADVERTISEMENTS OR SALES LITERATURE. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" shows how much an investment in a Portfolio of the Trust would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of the Portfolio) assuming that all distributions and dividends paid by the Portfolio were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The Trust may also from time to time advertise the 30-day yield of a Portfolio. The "yield" refers to the income generated by an investment in a Portfolio over a one-month or 30-day period. This income is then "annualized," that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Trust may also include comparative performance information for its Portfolios in advertising or marketing the Trust's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals, and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Trust's annual report to shareholders which may be obtained without charge.



DESCRIPTION OF SHARES


     The Trust, organized as an unincorporated business trust in 1992 under the laws of Delaware, is a trust fund of the type commonly known as a "business trust."

     The shareholders of the Portfolios are each entitled to a full vote for each full share of beneficial interest (par value $.001 per share) held (and fractional votes for fractional shares). Shares of each Portfolio are entitled to vote as a class only to the extent required by the provisions of the Investment Company Act or as otherwise permitted by the Trustees in their sole discretion. Pursuant to the Investment Company Act, shareholders of each Portfolio have to approve the adoption of any investment advisory agreement relating to such Portfolio and of any changes in certain investment policies related thereto.

     It is the intention of the Trust not to hold Annual Meetings of Shareholders. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Trust's outstanding shares for the purpose of voting on the removal of one or more Trustees. The Trust may from time to time, in its discretion and pursuant to applicable regulations, add additional Portfolios to the Trust or, with the approval of the Shareholders of an existing Portfolio, if necessary, terminate one or more of the Portfolios.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT


     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian for the Trust's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Trust. Its mailing address is P.O. Box 9131, Boston, Massachusetts 02105.


     Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Trust. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.



ADDITIONAL INFORMATION


     This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Trust with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

                                   APPENDIX A


                        DESCRIPTION OF SECURITY RATINGS


DESCRIPTION OF S&P CORPORATE BOND RATINGS:

     AAA -- Debt rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


     BB and B -- Debt rated BB and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.


DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:


     Aaa -- Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of Investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.


     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding Investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable Investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:


     An S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.



     Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for Issues designated A-1.


DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:


     The rating Prime-1 is the highest commercial paper rating assigned by Moody's, issuers rated Prime-1 (or supporting institutions) are considered to have a superior capacity for repayment of senior short-term debt obligations.



     Issuers rated Prime-2 (or supporting institutions) are considered to have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                                   APPENDIX B

                              GLOSSARY OF INDICES

U.S. LARGE CAP STOCKS (S&P 500) -- The S&P 500 is a capital weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index.

U.S. SMALL CAP STOCKS (RUSSELL 2000) -- The Russell 2000 Index is a stock market index comprised of the 2000 smallest U.S. domiciled publicly traded common stocks that are included in the Russell 3000 Index. These common stocks represent approximately 11% of the U.S. equity market.

INTERNATIONAL STOCKS (MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA, FAR EAST (EAFE) INDEX) -- The MSCI EAFE Index is an arithmetical average weighted by market value of the performance of 1023 non-U.S. companies representing 18 stock markets in Europe, Australia, New Zealand and the Far East. The EAFE Index is an unmanaged index.

U.S. BONDS (LEHMAN BROTHERS AGGREGATE BOND INDEX) -- The index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

INTERNATIONAL BONDS (SALOMON NON U.S.) -- Based on the Salomon Brothers World Bond Index excluding issues denominated in U.S. dollars. This index measures the total return of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds across 10 currencies.

U.S. TREASURY BILLS (SALOMON BROTHERS 90 DAY INDEX) -- This index is constructed by purchasing equal dollar amounts of three-month Treasury bills at the beginning of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value.

SALOMON BROTHERS MORTGAGES INDEX (SALOMON MORTGAGE) -- This index is comprised of mortgage-backed pass-through securities consisting of 70% pass-through securities issued by the Government National Mortgage Association, 23% by the Federal Home Loan Mortgage Corporation, 5% by the Federal National Mortgage Association and the balance a mixture of conventional and Federal Housing Administration project mortgage pools.

INFLATION (CPI) -- The Consumer Price Index for all urban consumers, not seasonally adjusted, is used to measure the rate of change of consumer prices. This measures inflation and is constructed by the U.S. Department of Labor, Bureau of Labor Statistics, Washington D.C.

LARGE CAP GROWTH INDEX (RUSSELL 1000 GROWTH) -- Contains those Russell 1000 securities with a "growth" orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates than those in the Value universe.

LARGE CAP VALUE INDEX (RUSSELL 1000 VALUE) -- Contains those Russell 1000 securities with a "value" orientation. Securities in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth rates than those in the Growth universe.

SMALL CAP GROWTH INDEX (PSI SMALL CAP GROWTH INDEX) -- This index is created by screening the twentieth through forty-fifth percentiles of market value in the Compustat universe for companies with growth characteristics. Growth stocks have historical sales growth rates that are greater than 10%, rank in the top half of the Institutional Brokers Estimate System (I/B/E/S) universe based on forecasted growth rate, and have low payouts and debt/capital ratios.

SMALL CAP VALUE INDEX (PSI SMALL CAP VALUE) -- This index is created by screening the twentieth through forty-fifth percentiles of market value in the Compustat universe for companies with value characteristics. Value stocks rank in the bottom 50% of the universe based on a normalized P/E ratio. Companies must have sustainable dividend rates.

LIPPER INTERNATIONAL EQUITY FUND AVERAGE -- Contains international equity funds that report to Lipper Analytical Services. The funds are given equal weight in constructing performance which prevents any one fund from having a greater impact on the overall calculation. Each fund contained in the average has stated that their objective matches that of the group. Single country funds are not included in this group.

LIPPER CORPORATE BOND FUND AVERAGE -- Contains corporate bond funds that report to Lipper Analytical Services. The funds have an average credit quality rating of least an "A". The average maturity is greater than 10 years. The funds are equally weighted to assure that no one fund has more of an impact on the performance calculation than any other fund.

LIPPER INTERMEDIATE TERM BOND FUND AVERAGE -- Contains intermediate term bond funds that report to Lipper Analytical Services. The funds invest mainly in investment grade debt instruments and have an average credit rating of "A". The average maturity is between 5 to 10 years. The funds are equally weighted to assure that no one fund has more of an impact on the performance calculation than any other fund.

LIPPER MORTGAGE FUND AVERAGE -- Contains mortgage funds that report to Lipper Analytical Services. The funds contain primarily U.S. mortgage obligations. The average maturity is greater than 10 years. The funds are equally weighted to assure that no one fund has more of an impact on the performance calculation than any other fund.

LIPPER GOVERNMENT MONEY MARKET AVERAGE -- Contains Government money market funds that report to Lipper Analytical Services. The funds invest in short-term U.S. Government obligations. The funds are equally weighted to assure that no one fund has more of an impact on the performance calculation than any other fund.

LIPPER WORLD INCOME FUND AVERAGE -- Contains world income funds that report to Lipper Analytical Services. The funds are able to invest in debt instruments in any country. The funds are equally weighted to assure that no one fund has more of an impact on the performance calculation than any other fund.

MORNINGSTAR LARGE CAP GROWTH AVERAGE -- Funds that have a median market capitalization exceeding $5 billion qualify for large cap designation. Morningstar then categorizes growth funds as having a price/earnings ratio combined with price/book ratio greater than the S&P 500.

MORNINGSTAR LARGE CAP VALUE AVERAGE -- Funds that have a median market capitalization exceeding $5 billion qualify for large cap designation. Morningstar then categorizes value funds as having a price/earnings ratio combined with price/book ratio less than the S&P 500.

MORNINGSTAR SMALL CAP GROWTH AVERAGE -- Funds that have a median market capitalization less than $1 billion qualify for small cap designation. Morningstar then categorizes growth funds as having a price/earnings ratio combined with price/book ratio greater than the S&P 500.

MORNINGSTAR SMALL CAP VALUE AVERAGE -- Funds that have a median market capitalization less than $1 billion qualify for small cap designation. Morningstar then categorizes value funds as having a price/earnings ratio combined with price/book ratio less than the S&P 500.

                                   APPENDIX C


                                   EXEMPTIONS


    The following is the text of the proposed and final exemptions from the Department of Labor from certain provisions of the Employee Retirement Income Security Act of 1974 relating to the purchase of shares and participation in TARGET by certain retirement plans.

                               PROPOSED EXEMPTION

FEDERAL REGISTER
VOL. 58, No. 131
Monday, July 12, 1993
Notices

DEPARTMENT OF LABOR (DOL)
Pension and Welfare Benefits Administration (PWBA)
 . . .

Prudential Mutual Fund Management, Inc. (PMF) Located in New York, NY

[Application No. D-9217]
PROPOSED EXEMPTION

SECTION I. COVERED TRANSACTIONS

    The Department is considering granting an exemption under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the procedures set forth in 29 CFR part 2570, subpart B (55 FR 32836, August 10, 1990). If the exemption is granted, the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan; collectively, the Plans) in the Target Portfolio Trust (the Trust) established in connection with such Plans' participation in the Target Personal Investment Advisory Service (the Target Program). In addition, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply to the provision, by Prudential Securities Incorporated (Prudential Securities), of investment advisory services to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary's selection of portfolios of the Trust (the Portfolios) in the Target Program for the investment of Plan assets.

    This exemption is subject to the following conditions that are set forth below in Section II.

SECTION II. GENERAL CONDITIONS

    (1) The participation of Plans in the Target Program is approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Prudential Securities and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

    (2) The total fees paid to Prudential Securities and its affiliates constitute no more than reasonable compensation.

    (3) No Plan pays a fee or commission by reason of the acquisition or redemption of shares in the Trust.

    (4) The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

    (5) Prudential Securities provides written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

    (6) Any recommendation or evaluation made by Prudential Securities to an Independent Plan Fiduciary are implemented only at the express direction of such independent fiduciary.

    (7) Prudential Securities provides investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios.

    (8) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio is independent of Prudential Securities and its affiliates.

    (9) The quarterly investment advisory fee that is paid by a Plan to Prudential Securities for investment advisory services rendered to such Plan is offset by such amount as is necessary to assure that PMF retains no more than 20 basis points from any Portfolio (with the exception of the U.S. Government Money Market Portfolio for which PMF retains an investment management fee of 12.5 basis points) containing investments attributable to the Plan investor.

    (10) With respect to its participation in the Target Program prior to purchasing Trust shares,

        (a) Each Plan receives the following written or oral disclosures or questionnaires from Prudential Securities or the Trust:

         (1) A copy of the prospectus (the Prospectus) for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between Prudential Securities, PMF and its subsidiaries, the compensation paid to such entities and additional information explaining the risks attendant to investing in the Trust.

         (2) Upon written or oral request to Prudential Securities, the Independent Plan Fiduciary will be given a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize, including a description of the risks.

         (3) As applicable, an Investor Profile Questionnaire given to the Independent Plan Fiduciary or eligible participant of a Plan providing for participant-directed investments (the section 404(c) Plan).

         (4) As applicable, a written analysis of Prudential Securities' asset allocation decision and recommendation of specific Portfolios given to the Independent Plan Fiduciary or the participant in a section 404(c) Plan.

         (5) A copy of the investment advisory agreement between Prudential Securities and such Plan relating to participation in the Target Program.

         (6) Upon written request to the Trust, a copy of the respective investment advisory agreement between Prudential Securities and the Sub-Advisers.

         (7) As applicable, an explanation by a Prudential Securities Financial Advisor (the Financial Advisor) to section 404(c) Plan participants or the Independent Plan Fiduciary of the services offered under the Target Program and the operation and objectives of the Portfolios.

         (8) Copies of the proposed exemption and grant notice describing the exemptive relief provided herein.

        (b) If accepted as an investor in the Target Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing to Prudential Securities, prior to purchasing Trust shares that such fiduciary has received copies of the documents described in subparagraph 10(a) of this section.

        (c) With respect to a section 404(c) Plan, written acknowledgment of the receipt of such documents is provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares, or, in some instances, the Plan participant). Such Independent Plan Fiduciary will be required to represent in writing to PMF that such fiduciary is (1) independent of PMF and its affiliates and (2) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the Target Program.

        (d) With respect to a Plan that is covered under title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to PMF that such fiduciary is (1) independent of PMF and its affiliates, (2) capable of making an independent decision regarding the investment of Plan assets and
    (3) knowledgeable with
    respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the Target Program.

    (11) Subsequent to its participation in the Target Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation:

        (a) Written confirmations of each purchase or redemption transaction by the Plan with respect to a Portfolio.

        (b) Telephone quotations from Prudential Securities of such Plan's account balance.

        (c) A monthly statement of account from Prudential Securities specifying the net asset value of the Plan's investment in such account to the extent there are transactions by the Plan.

        (d) The Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio.

        (e) A written quarterly monitoring report (the Quarterly Account Monitor) containing a record of the performance of the Plan's assets invested in the Target Program, the rates of return received by the Plan with respect to such investments, the Plan's actual portfolio with a breakdown of investments made in each Portfolio, year to date and cumulative realized gains and losses and income received from each Portfolio, a summary of purchase, sale and exchange activity, dividends and interest received or reinvested and market commentary. The Quarterly Account Monitor will also contain an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

         (1) In the case of a section 404(c) Plan where the Independent Plan Fiduciary has established an omnibus account in the name of the Plan (the Undisclosed Account) with Prudential Securities, the Quarterly Account Monitor will be provided to the Independent Plan Fiduciary.

         (2) In the case of a section 404(c) Plan where the Independent Plan Fiduciary opens an account for each Plan participant (the Disclosed Account), the Quarterly Account Monitor will be furnished to each participant and will set forth information pertaining to the participant's individual account.

        (f) Written disclosures to the Independent Plan Fiduciary, on a quarterly and annual basis, of the (1) percentage of each Portfolio's brokerage commissions that are paid to Prudential Securities and (2) the average brokerage commission per share paid by each Portfolio to Prudential Securities, as compared to the average brokerage commission per share paid by the Trust to brokers other than Prudential Securities, both expressed as cents per share.

        (g) Periodic meetings with Financial Advisors, Independent Plan Fiduciaries or if applicable, participants of Section 404(c) Plans, to discuss the Quarterly Account Monitor or other questions that may arise.

    (12) PMF maintains, for a period of six years, the records necessary to enable the persons described in paragraph (13) of this section to determine whether the conditions of this exemption have been met, except that (a) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of PMF and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (b) no party in interest other than PMF shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (13) below.

    (13)(a) Except as provided in section (b) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (14) of this section are unconditionally available at their customary location during normal business hours by:

         (1) Any duly authorized employee or representative of the Department or the Internal Revenue Service (the Service);

         (2) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

         (3) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

         (4) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

        (b) None of the persons described above in subparagraphs (2)-(4) of this paragraph (13) are authorized to examine the trade secrets of PMF or commercial or financial information which is privileged or confidential.

SECTION III. DEFINITIONS

    For purposes of this exemption:

        (1) An "affiliate" of Prudential Securities includes --

         (a) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Prudential Securities. (For purposes of this subsection, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

         (b) Any officer, director or partner in such person, and

         (c) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

        (2) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of Prudential Securities and its affiliates and is either

         (a) A Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares of a Section 404(c) Plan,

         (b) A participant in a Keogh Plan,

         (c) An individual covered under a self-directed IRA which invests in Trust shares, or

         (d) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a title I Plan that does not permit individual direction as contemplated by section 404(c) of the Act.

        Effective date: If granted, this proposed exemption will be effective March 15, 1993.

  SUMMARY OF FACTS AND REPRESENTATIONS

    1. The parties to the transactions are as follows:

        a. Prudential Securities, located in New York, New York, is an indirect, wholly owned subsidiary of the Prudential Insurance Company of America (Prudential), the largest insurance company in the United States and the second largest insurance company in the world. Prudential Securities offers a broad spectrum of financial services to both individual and institutional investors including cash management services, retirement and financial planning services, mutual funds, investment management services and insurance and annuity services. Among these services are a variety of asset allocation programs. The investment management and financial services that comprise Prudential Securities are involved with the management of more than $50 billion in assets. Prudential Securities assists investors in selecting Portfolios for investment in the Trust. In addition, Prudential Securities serves as the distributor of Trust shares and provides investment allocation advice to investors.

        b. PMF, which is located in New York, New York, is an indirect wholly owned subsidiary of Prudential. PMF is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the 1940 Act). PMF was incorporated in May 1987 under the laws of the State of Delaware.

        Currently, PMF is the investment manager to 35 open-end investment companies, constituting all of the Prudential mutual funds. In addition, PMF serves as investment manager or administrator to 19 closed-end investment companies. These companies collectively have total assets of approximately $41 billion. PMF serves as the investment manager of the Trust and the underlying Portfolios.

        c. Prudential Mutual Fund Services, Inc. (PMFS) of Edison, New Jersey is a wholly owned subsidiary of PMF. PMFS will serve as Transfer Agent and Dividend Disbursing Agent for the Trust. In these capacities, PMFS maintains certain books and records for the Trust.

        d. Ibbotson Associates, Inc. (Ibbotson) of Chicago, Illinois, is an investment consulting, data and software products firm that specializes in applying investment theories and empirical findings to current business practice. Ibbotson is not related to Prudential or its affiliates. Ibbotson has developed software for the Target Program (described herein) which involve investment profile matrices and asset allocation methodologies. These matrices and methodologies translate investor needs, preferences and attitudes into suggested portfolio allocations. Ibbotson will maintain and update the software package from time to time as deemed appropriate by Prudential Securities.

    2. On July 31, 1992, Prudential Securities formed the Trust, a no load, open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust is organized as a Delaware business trust and it has an indefinite duration. As of September 22, 1992, the Trust had no assets.

    The Trust consists of nine different portfolios which range from the U.S. Government Money Market Portfolio to the International Equity Portfolio and which pay monthly or annual dividends to investors. The composition of the Portfolios covers a spectrum of investments which include U.S. Government-related securities or equity or debt securities issued by foreign or domestic corporations. The Portfolios are further categorized under two major groupings-Equity and Income. No Portfolio of the Trust is permitted to invest any of its assets in securities issued by Prudential Securities or companies which are directly or indirectly controlled by, or under common control with Prudential Securities. Further, no Portfolio of the Trust may engage in principal transactions with Prudential Securities or its affiliates.

    3. Shares in the Trust are being offered by Prudential Securities, as distributor, to participants in the Target Program. The Target Program is an investment advisory service pursuant to which the Asset Management Group of Prudential Securities, in its capacity as investment adviser to participants in the Target Program, in conjunction with Ibbotson, directly provides to investors asset allocation recommendations and related services with respect to the Portfolios based on an evaluation of an investor's investment objectives and risk tolerances.

    The Target Program is designed for mid-sized investors with assets of $10,000 - $1 million. To participate in the Trust, each investor must open a brokerage account with Prudential Securities by making a current, minimum initial investment of $10,000.(3)

    Although PMF anticipates that investors in the Trust will consist of institutions and individuals, it is proposed that prospective investors include Plans for which PMF may or may not currently maintain investment accounts. A majority of these Plans may be IRAs or Keogh Plans. In addition, it is proposed that Plans for which PMF or an affiliate serves as a prototype sponsor and/or a nondiscretionary trustee or custodian be permitted to invest in the Trust.(4)

    The applicants represent that the initial purchase of shares in the Trust by a Plan may give rise to a prohibited transaction where PMF or an affiliate has a party in interest relationship with the Plan. PMF also acknowledges that a prohibited

---------------
 (3) Shares in the Trust are not certificated for reasons of economy and convenience. PMFS, the Trust's transfer agent, however, maintains a record of each investor's ownership of shares. Although Trust shares are transferable and accord voting rights to their owners, they do not confer pre-emptive rights (i.e., the privilege of a shareholder to maintain a proportionate share of ownership of a company by purchasing a proportionate share of any new stock issues). PMF represents that in the context of an open-end investment company that continuously issues and redeems shares, a pre-emptive right would make the normal operations of the Trust impossible.

     As for the voting rights, PMF states that they are accorded to recordholders of Trust shares. PMF notes that a recordholder of Trust shares may determine to seek the submission of proxies by Plan participants and vote Trust shares accordingly. In the case of individual account plans such as Section 404(c) Plans, PMF believes that most Plans will pass-through the vote to participants on a pro-rata basis.

 (4) The Department notes that the general standards of fiduciary conduct promulgated under the Act would apply to the participation in the Target Program by an Independent Plan Fiduciary. Section 404 of the Act requires that a fiduciary discharge his duties respecting a plan solely in the interest of the plan's participants and beneficiaries and in a prudent fashion. Accordingly, an Independent Plan Fiduciary must act prudently with respect to the decision to enter into the Target Program with Prudential Securities as well as with respect to the negotiation of services that will be performed thereunder and the compensation that will be paid to Prudential Securities and its affiliates. The Department expects that an Independent Plan Fiduciary, prior to entering into the Target Program, to understand fully all aspects of such arrangement following disclosure by Prudential Securities of all relevant information.

transaction could arise upon a subsequent purchase or redemption of shares in the Trust by a participating Plan inasmuch as the party in interest relationship between PMF and the Plan may have been established at that point.

    Accordingly, the applicants have requested retroactive exemptive relief from the Department with respect to the purchase and redemption from Prudential Securities of shares in the Trust by a participating Plan where Prudential Securities does not (a) sponsor the Plan (other than serving as a prototype sponsor) or (b) exercise discretionary authority over such Plan's assets. (5) No commissions or fees are being paid by a Plan with respect to the sale and redemption transactions or a Plan's exchange of shares in a Portfolio for shares of another Portfolio. If granted, the applicants request that the exemption be made effective as of March 15, 1993.

    4. Overall responsibility for the management and supervision of the Trust and the Portfolios rests with the Trust's Board of Trustees (the Trustees) which will initially be comprised of seven members. The Trustees approve all significant agreements involving the Trust and the persons and companies that provide services to the Trust and the Portfolios. Three of the Trustees and all of the Trust's executive officers are affiliated with PMF and/or its affiliates. The four remaining Trustees are not affiliated with PMF.

    5. Under its management agreement entered into with the Trust, PMF, as investment manager, manages the investment operations of the Trust, administers the Trust's affairs and is responsible for the selection, subject to the review and approval of the Trustees, of the Sub-Advisers of each Portfolio. (6)

    Through the Target Program, Prudential Securities provides a Plan investor with non-binding, asset allocation recommendations with respect to such investor's investments in the Portfolios. In order to make these evaluations, Prudential Securities will furnish copies of an Investor Profile Questionnaire, designed to elicit information about the specific investment needs, objectives and expectations of the investor, to the Independent Plan Fiduciary or participant of a Title I Plan, as provided below, or to an IRA or a Keogh Plan. In the case of a Plan where the Independent Plan Fiduciary has established a Disclosed Account in the name of each Plan participant (such as in a section 404(c) Plan), Prudential Securities will furnish copies of the Investor Profile Questionnaire to each of the Plan participants for response. However, if the Independent Plan fiduciary establishes an Undisclosed Account with Prudential Securities in the name of the Plan, Prudential Securities will provide the Independent Plan Fiduciary, upon oral or written request and at no additional cost, with sufficient copies of the Investor Profile Questionnaire so that the Independent Plan Fiduciary may distribute such questionnaire to Plan participants. Prudential Securities, if requested, will also perform, at no additional cost, the asset allocation analyses for each of these participants.

    6. Based upon data obtained from the Investor Profile Questionnaire, Prudential Securities evaluates the investor's risk tolerances and financial goals. Prudential Securities then provides investment advice as to the appropriate mix of investment Portfolios of the Trust that are designed to balance the investor's goals, objectives and risk tolerances as part of a long-term investment strategy.

    The applicants represent that Prudential Securities does not have any discretionary authority or control with respect to the allocation of an investor's assets among the Portfolios. In the case of an IRA or Keogh Plan, the applicants represent that all of Prudential Securities' recommendations and evaluations are presented to the Independent Plan Fiduciary and are implemented only if accepted an acted upon by such Independent Plan Fiduciary. However, in the case of a Plan such as a section 404(c) Plan, PMF represents that Independent Plan Fiduciaries or participants in such Plan are presented with

---------------

 (5) PMF represents that to the extent employee benefit plans that are maintained by PMF purchase or redeem shares in the Trust, such transactions will meet the provisions of Prohibited Transaction Exemption
     (PTE) 77-3 (42 FR 18734, April 8, 1977). The applicants further represent that, although the exemptive relief proposed above would not permit PMF or an affiliate (while serving as a Plan fiduciary with discretionary authority over the management of a Plan's assets) to invest those assets over which it exercises discretionary authority in Trust shares, a purchase or redemption of Trust shares under such circumstances would be permissible if made in compliance with the terms and conditions of PTE 77-4 (42 FR 18732, April 8, 1977). The Department expresses no opinion herein as to whether such transactions will comply with the terms and conditions of PTEs 77-3 and 77-4.

 (6) Subject to the supervision and direction of the Trustees, PMF provides to the Trust investment management evaluation services principally by performing initial review on prospective Sub-Advisers for each Portfolio and thereafter monitoring each Sub-Adviser's performance. In evaluating prospective Sub-Advisers, PMF considers, among other factors, each Sub-Adviser's level of expertise, consistency of performance and investment discipline or philosophy. PMF has the responsibility for communicating performance expectations and evaluations to the Sub-Advisers and ultimately recommending to the Trustees whether the Sub-Advisers' contracts should be renewed.

Prudential Securities' recommendations and evaluations depending upon the type of account the Independent Plan Fiduciary has established with Prudential Securities.

    7. With respect to an Undisclosed Account, the applicants represent that Prudential Securities' recommendations will be presented to the Independent Plan Fiduciary and such fiduciary will advise Prudential Securities of the investment to be made for the Plan. However, with respect to a Disclosed Account, the applicants note that Prudential Securities' recommendations will be presented to the participants who will be responsible for acting upon that recommendation.

    8. The applicants note that not all of the services described above will be provided to every Plan. The services provided to each Plan or to each Plan participant will depend on what is decided upon by the Independent Plan Fiduciary. The applicants represent that an Independent Plan Fiduciary may decide for its own reasons to establish an Undisclosed Account with Prudential Securities under which Prudential Securities is not required to provide investment allocation services to each Plan participant. The applicants state that an Independent Plan Fiduciary may already have an established relationship with a recordkeeper which, depending on the recordkeeper's accounting system, makes it administratively desirable for the Independent Plan Fiduciary to invest a Plan's assets on an undisclosed basis instead of on a disclosed basis. The recordkeeper would be responsible for making allocations to each participant's account in the Plan.

    However, if the Independent Plan Fiduciary requests a reduction in the level of services, there will be no corresponding reduction in the fee that the fiduciary pays Prudential Securities if the investment in the Target Program is $100,000 or less. Only investments in excess of $100,000 in the Target Program can result in the payment to Prudential Securities of a quarterly investment allocation fee that is lower than 1.35 percent. (See Representation 17.)(7)

    9. Based upon the investment advice and recommendations, which may or may not be adopted, the Independent Plan Fiduciary, with respect to an Undisclosed Account, the Plan participant, with respect to a Disclosed Account, or the IRA or Keogh Plan participant, as applicable, selects the specific Portfolios. Prudential Securities will continue to render Portfolio selection advice to Plans or Plan fiduciaries relating to asset allocations among the selected Portfolios.

    10. As stated above, PMF is responsible, subject to the supervision and direction of the Trustees, for selecting the Sub-Advisers which will provide discretionary advisory services with respect to the investment of the assets of the individual Portfolios on the basis of their performance in their respective areas of expertise in asset management. PMF represents that there are presently seven Sub-Advisers, all of which are independent of, and will remain independent of, PMF and/or its affiliates(8). The Sub-Advisers are registered investment advisers under the 1940 Act. They maintain their principal executive offices in various regions of the United States.

    11. Aside from the Investor Profile Questionnaire described above, in order for a Plan to participate in the Target Program, Prudential Securities will provide an Independent Plan Fiduciary with a copy of the Trust Prospectus. This document discusses the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between Prudential Securities, PMF and its subsidiaries, the compensation paid to such entities and information explaining the risks attendant to investing in the Trust. In addition, upon written or oral request to Prudential Securities, the Independent Plan Fiduciary will be given a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize including a description of the risks. (9) Further, each Independent Plan Fiduciary or if, applicable, Plan participant, will be given a copy of the investment advisory agreement

---------------
 (7) In this regard, the Department emphasizes that it expects the Independent Plan Fiduciary to prudently consider the relationship of the fees to be paid by the Plan to the level of services to be provided by Prudential Securities. In light of the relatively fixed nature of the fees, Independent Plan Fiduciaries should consider the appropriateness of this arrangement in the context of a section 404(c) Plan where asset allocation advice is not provided directly or indirectly to Plan participants.

     In response to the Department's concern over this matter, Prudential Securities represents that it will amend the Trust Prospectus and Investment Advisory Agreement to include the following statement: "The Independent Plan Fiduciary [has] [should] consider, in a prudent manner, the relationship of the fees to be paid by the Plan along with the level of services provided by Prudential Securities."

 (8) Although there are presently nine Portfolios comprising the Trust, there are only seven Sub-Advisers because two of the Sub-Advisers manage two Portfolios.

 (9) In the case of a section 404(c) Plan, Prudential Securities represents that the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares, will make available the Trust Prospectus to section 404(c) Plan participants. If requested by such Plan administrator, trustee or named fiduciary, the Prudential Securities will make available to such Independent Plan Fiduciaries sufficient quantities of Prospectuses for distribution to Plan participants, as well as provide Statements of Additional Information to any parties upon request.

    between Prudential Securities and such Plan relating to participation in the Target Program including copies of the notice of proposed exemption and grant notice for the exemptive relief provided herein. Upon written request to the Trust, Prudential Securities will also provide an Independent Plan Fiduciary or if applicable, Plan participant, with a copy of the respective investment advisory agreement between PMF and the Sub-Advisers. (Independent Plan Fiduciaries or Plan participants will be apprised by Prudential Securities that they may receive the aforementioned information in sales and marketing material and/or in communications made by brokers.)

    With respect to a section 404(c) Plan, Financial Advisors affiliated with Prudential Securities will also explain the services offered under the Target Program as well as the operation and objectives of the Portfolios to either the Independent Plan Fiduciary or to eligible section 404(c) Plan participants depending upon the type of account the Independent Plan Fiduciary establishes with Prudential Securities.(10)

    If accepted as a Trust investor, an Independent Plan Fiduciary will be required by Prudential Securities to acknowledge, in writing, prior to purchasing Trust shares, that such fiduciary has received copies of the aforementioned documents. With respect to a Plan that is covered by title I of the Act (e.g., a defined contribution plan), where investment decisions will be made by a trustee, investment manager or a named fiduciary, Prudential Securities will require that such Independent Plan Fiduciary acknowledge in writing receipt of such documents and represent to Prudential Securities that such fiduciary is (a) independent of Prudential Securities and its affiliates,
(b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the Target Program. With respect to a section 404(c) Plan, written acknowledgment of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares, or in some instances, the Plan participant). Such Independent Plan Fiduciary will be required to represent, in writing, to Prudential Securities that such fiduciary is (a) independent of Prudential Securities and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the Target Program.

    12. Prudential Securities will provide all parties that execute the investment advisory agreement and in whose name the Target Program account is registered with written confirmations of each purchase and redemption of shares of a Portfolio, telephone quotations of such investor's account balance, a monthly statement of account specifying the net asset value of a Plan's assets that are invested in such account (to the extent there are transactions involving the account), and a written quarterly Target Program account statement. The Quarterly Account Monitor is designed to include a record of the performance of the client's assets and rates of return as compared to several appropriate market indices (illustrated in a manner that reflects the effect of any fees for participation in the Target Program actually incurred during the period), the client's actual portfolio with a breakdown of investments made in each Portfolio, year to date and cumulative realized gains and losses and income received from each Portfolio, a summary of purchase, sale and exchange activity and dividends and interest received or reinvested as well as a market commentary. In addition, the Quarterly Account Monitor will contain an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations. The Quarterly Account Monitor is described in the summary of the Target Program attached to the front of the Trust's Prospectus.

    If an Independent Plan Fiduciary of a section 404(c) Plan opens a Disclosed Account for each Plan participant, such participant will receive a Quarterly Account Monitor reflecting information that pertains to the participant's individual account. However, if an Independent Plan Fiduciary elects to establish an Undisclosed Account with Prudential Securities, then Prudential Securities will provide the Quarterly Account Monitor to the Independent Plan Fiduciary. Such report will contain information relative to the Plan's account.

    In addition, on both a quarterly and annual basis, commencing with the first quarterly report due after this notice of proposed exemption is issued, Prudential Securities will provide, as applicable, an Independent Plan Fiduciary or a section 404(c) Plan participant with written disclosures of (a) the percentage of each Portfolio's aggregate brokerage commissions that are paid to Prudential Securities and (b) the average brokerage commission per share paid by each

---------------

(10) The Department is expressing no opinion as to whether the information provided under the Target Program is sufficient to enable a participant to exercise independent control over assets in his or her account as contemplated by section 404(c) of the Act.

Portfolio to Prudential Securities, as compared to the average brokerage commission per share paid by each Portfolio to brokers other than Prudential Securities, both expressed as cents per share. With respect to a Disclosed Account established for a section 404(c) Plan participant, Prudential Securities will provide the brokerage report to the participant and not to the Independent Plan Fiduciary.

    Further, the Independent Plan Fiduciary or section 404(c) Plan participant, as applicable, will have access to a Financial Advisor for the discussion of any questions that may arise.

    13. A Plan wishing to redeem Trust shares must communicate such request in writing or by telephone to Prudential Securities. Redemption requests received in proper form prior to the close of trading on the New York Stock Exchange (the
NYSE) will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value at the close of business of the next day, except on weekends or holidays when the NYSE is closed. A Portfolio is required to transmit redemption proceeds for credit to an investor's account with PMF or to an "introducing" broker(11) within 5 business days after receipt of the redemption request. Prudential Securities will place redemption proceeds in the client's brokerage account and will, in the absence of receiving investment instructions, place all such assets in a money market fund (other than the Trust's U.S. Government Money Market Portfolio) which may be affiliated with Prudential Securities.(12)

    Due to the high costs of maintaining small accounts, the Trust may also redeem an account where the current value is $10,000 or less, provided the Plan has been given at least 30 days' advance written notice in which to increase the account balance to more than the $10,000 amount. The proceeds of such redemption will be deposited in the investor's brokerage account unless Prudential Securities is otherwise instructed.(13)

    14. Shares of a Portfolio may be exchanged by an investor, without the payment of any fees, for shares of another Portfolio at their respective net asset values. However, Portfolio shares are not exchangeable with shares of other Prudential Mutual Funds.

    15. With respect to brokerage transactions that are entered into under the Target Program for a Portfolio, such transactions may be executed through Prudential Securities, if in the judgment of the Sub-Adviser, the use of such broker-dealer is likely to result in price and execution at least as favorable, and at a commission charge at least as comparable to those of other qualified broker-dealers. In addition, Prudential Securities may not execute transactions for a Portfolio on the floor of any national securities exchange but it may effect transactions by transmitting orders to other brokers for execution. In this regard, Prudential Securities is required to pay fees charged by those persons performing the floor brokerage elements out of the brokerage compensation it receives from a Portfolio.

    16. Each Portfolio bears its own expenses, which generally include all costs that are not specifically borne by PMF, Prudential Securities, the Sub-Advisers or PMFS. Included among a Portfolio's expenses are costs incurred in connection with the Portfolio's organization, investment management and administration fees, fees for necessary professional and brokerage services, fees for any pricing service, the costs of regulatory compliance and costs associated with maintaining the Trust's legal existence and shareholder relations. No Portfolio, however, will impose sales charges on purchases, reinvested dividends, deferred sales charges, redemption fees, nor will any Portfolio incur distribution expenses.

    17. The total fees that are paid to Prudential Securities and its affiliates will constitute no more than reasonable compensation. In this regard, for its asset allocation and related services, Prudential Securities will charge an investor a quarterly investment advisory fee. The "outside fee," which is computed quarterly, ranges annually from .50 percent up to a

---------------
(11) Prudential Securities provides clearance, settlement and other back office services to other broker-dealers. Prudential Securities may also provide confirmations and account statements to clients of brokers who have "introduced" clients to Prudential Securities. If a Plan uses an introducing broker, the arrangement between the Plan and that broker will define whether the broker is authorized by the Plan to accept redemption proceeds.

(12) The applicants are not requesting, nor is the Department proposing, exemptive relief with respect to the investment, by Prudential Securities, of redemption proceeds in an affiliated money market fund where the Plan investor has not given investment instructions. The applicants represent that to the extent Prudential Securities is considered a fiduciary, such investments will comply with the terms and conditions of PTE 77-4. However, the Department expresses no opinion herein on whether such transactions are covered by this class exemption.

(13) The 30 day limit does not restrict a Plan's ability to redeem its interest in the Trust. The 30 day notice period is provided to give a Plan an opportunity to increase the value of the assets in its Plan account with Prudential Securities to an amount in excess of $10,000. If desired, the Plan may still follow the redemption guidelines described in Representation 13 above.

maximum of 1.35 percent of the average annual net assets held in a Target Program account invested by the Plans in the Equity and Income Portfolios. The outside fee will be charged directly to an investor and it will not be affected by the allocation of assets among the Equity or the Income Portfolios nor by whether an investor follows or ignores Prudential Securities' advice.(14) The outside fee can be negotiated to below the 1.35 percent maximum only if the Plan invests an aggregate amount of $100,000 or greater in the Target Program. In the case of Plans, the outside fee may be paid by the Plan or by the Plan sponsor or, in the case of IRAs only, the fee may be paid by the IRA beneficiary directly.

    For Plan investors, the outside fee will be payable in full within 6 business days after the trade date for the initial investment in the Portfolios and will be based on the value of assets in the Target Program on the trade date of the initial investment. The initial fee payment will cover the period from the initial investment trade date through the last calendar day of the calendar quarter, and the fee will be pro-rated accordingly. Thereafter, the quarterly fee will cover the period from the first calendar day through the last calendar day of the current calendar quarter. The quarterly fee is based on the value of assets in the Target Program measured as of the last calendar day of the previous quarter and is payable on the fifth business day of the current quarter.(15)

    18. Each time that additional funds aggregating $10,000 or more are invested in the Portfolios during any one quarter, the applicable fee, pro-rated for the number of calendar days then remaining in the quarter and covering the amount of such additional funds, shall be charged and be payable 6 business days later. In the case of redemptions aggregating $10,000 or more during a quarter, the fee will be reduced accordingly, pro-rated for the number of calendar days then remaining in the quarter.

    In addition, for investment management and related services provided to the Trust, PMF is paid, from each Portfolio, a management fee which is computed daily and paid monthly at an annual rate ranging from .25 percent to .70 percent of the value of the Portfolio's average daily net assets depending upon the Portfolio's objective. From these management fees, PMF compensates the Sub-Advisers. This "inside fee," which is the difference between the individual Portfolio's total management fee and the fee paid by PMF to the Sub-Adviser, varies from 12.5 to 30 basis points depending on the Portfolio. In addition, pursuant to a Transfer Agency and Service Agreement with the Trust, PMFS will be paid an annual fee of $35 per Target Program participant out of the operating expenses of the Portfolios.(16)

---------------
(14) Prudential Securities represents that the outside fee is not imposed on the accounts of employees of Prudential and its subsidiaries, including PMF, the accounts of their immediate families, IRAs and certain employee pension benefit plans for these persons. With respect to employee benefit plans maintained by PMF or its affiliates for their employees, the applicants assert that such waiver would be required by PTE 77-3.

(15) The applicants represent that an Independent Plan Fiduciary or Plan participant may change Portfolio allocations on any business day and there are no limitations as to how frequently Portfolio allocations can be made. The applicants also state that assets which are subsequently added to a Target Program account after the beginning of any calendar quarter (and are allocated in accordance with the Independent Plan Fiduciary's or participant's asset allocation decision) will not be subject to the outside fee for that quarter until such additional investments "aggregate" (i.e., new money invested during the quarter) $10,000 or more. When this occurs, the applicants explain that the outside fee will be assessed on such additional assets and will be payable six business days thereafter (pro-rated based on the length of time remaining in the current calendar quarter). If the additional investments have not reached the $10,000 level by the last day of the calendar quarter, the applicants state that such investments will start being subject to the outside fee as of the first business day of the next calendar quarter.

(16) The applicants represent that if an Undisclosed Account is established by an Independent Plan Fiduciary only one $35 fee will be levied.

    19. The management fees that are paid at the Portfolio level to PMF and the Sub-Advisers are set forth in the table below. As noted in the table, the sum of the management fees paid by a Portfolio to PMF and the Sub-Advisers (S-A) and retained by such entities equals the total management fee paid by the Portfolio.

------------------------------------------------------------------------------------------------------------------
                                                                  TOT. MGT.          S-A RET.           PMF RET.
                         PORTFOLIO                                 FEE (%)            FEE (%)            FEE (%)
------------------------------------------------------------------------------------------------------------------
Equity:
    Large capitalization value portfolio....................         .60                .30                .30
    Large capitalization growth portfolio...................         .60                .30                .30
    Small capitalization value portfolio....................         .60                .30                .30
    Small capitalization growth portfolio...................         .60                .30                .30
    International equity portfolio..........................         .70                .40                .30
Income:
    U.S. Government Money Market portfolio..................         .25               .125               .125
    Mortgage backed securities portfolio....................         .45                .25                .20
    Intermediate-term bond portfolio........................         .45                .25                .20
    Total return bond portfolio.............................         .45                .25                .20
------------------------------------------------------------------------------------------------------------------

    20. PMF proposes to offset, quarterly, against the outside fee that will be paid to Prudential Securities such amount as is necessary to assure that PMF retains no more than 20 basis points (the Reduction Factor) from any Portfolio on investment of assets attributable to any Plan.(17)

    Under the proposed fee offset, a Reduction Factor of .10 percent will be applied against Prudential Securities' quarterly outside fee with respect to the value of the Plan assets that have been invested in the Equity Portfolios only. As noted above, the Income Portfolios do not involve a Reduction Factor because the fee retained by PMF for these Portfolios does not exceed 20 basis points.

    The Department, in conjunction with the applicants, has developed the following example to demonstrate how the fee offset mechanism will work and determine the aggregate fee that a hypothetical Plan investor might expect to pay to both Prudential Securities and PMF in a given calendar quarter or year:

    Assume that as of March 31, 1993, the average daily value of Trust shares held by a Plan investor was $1,000. Investment assets attributable to the Plan were distributed among five Portfolios: (1) U.S. Government Money Market Portfolio in which the Plan made a $50 investment and from which PMF would not retain, after payment of the sub-advisory fee to the Sub-Adviser, an inside fee of .125 percent; (2) Total Return Bond Portfolio in which the Plan made a $200 investment and from which PMF would retain, after payment of the sub-advisory fee to the Sub-Adviser, an inside fee of .20 percent; (3) Small Capitalization Growth Portfolio in which the Plan made a $250 investment and from which PMF would be entitled to retain, after payment of the sub-advisory fee to the Sub-Adviser, an inside fee of .30 percent; (4) Large Capitalization Growth Portfolio in which the Plan made a $250 investment and from which PMF would be entitled to retain, after payment of the sub-advisory fee to the Sub-Adviser, an inside fee of .30 percent and (5) International Equity Portfolio in which the Plan made a $250 investment and from which PMF would be entitled to retain, after payment of the sub-advisory fee to the Sub-Adviser, an inside fee of .30 percent.

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(17) Prudential Securities asserts that it chose 20 basis points as the maximum net fee retained for management services rendered to the Portfolios because this amount represents the lowest percentage management fee charged by PMF among the Portfolios (except that the fee paid by the U.S. Government Money Market Portfolio to PMF is equal to 12.5 basis points).

    Assume that the Plan investor pays the maximum annual outside fee of 1.35 percent on the Portfolios so that the total outside fee for the calendar quarter April 1 through June 30, 1993, prior to the offset, would be:

        --------------------------------------------------------------------------------------------------
                                                                                                OUTSIDE
                                                           AMOUNT          MAX. OUTSIDE         FEE FOR
                         PORTFOLIO                        INVESTED          QUART. FEE           QUART.
                                                                                           ------------------
        --------------------------------------------------------------------------------------------------
        U.S. Government Money Market portfolio......      $   50            1.35%(.25)          $0.1688
        Total return bond portfolio.................         200            1.35%(.25)            .6750
        Small capitalization growth portfolio.......         250            1.35%(.25)            .8438
        Large capitalization growth portfolio.......         250            1.35%(.25)            .8438
        International equity portfolio..............         250            1.35%(.25)            .8438
                                                          ------                                -------
        Total.......................................       1,000                                $3.3752
        --------------------------------------------------------------------------------------------------

    Under the proposed fee offset, the outside fee charged to the Plan must be reduced by the Reduction Factor to ensure that PMF retains an inside fee of no more than .20% from each of the Portfolios on investment assets attributable to the Plan. The following table shows the Reduction Factor as applied to each of the Portfolios comprising the Trust:

        --------------------------------------------------------------------------------------------------
                                                          PMF. RET.         RED. FACT.        PMF RET. FEE
                         PORTFOLIO                         FEE (%)              (%)         AFTER RED. FACT.
        --------------------------------------------------------------------------------------------------
        Equity:
        Large capitalization value portfolio........        0.30               0.10               0.20
        Large capitalization growth portfolio                .30               0.10                .20
        Small capitalization value portfolio........         .30               0.10                .20
        Small capitalization growth portfolio.......         .30               0.10                .20
        International equity portfolio..............         .30               0.10                .20
        Income:
        U.S. Government Money Market portfolio......         .125               --                 .125
        Mortgage backed securities portfolio........         .20                --                 .20
        Intermediate-term bond portfolio............         .20                --                 .20
        Total return bond portfolio.................         .20                --                 .20
        --------------------------------------------------------------------------------------------------

    Under the proposed fee offset, the quarterly outside fee will be reduced with respect to Plan assets in the example that have been invested in the Small Capitalization Growth Portfolio, the Large Capitalization Growth Portfolio and the International Equity Portfolio only (i.e., the Equity portfolios). In the example above, the U.S. Government Money Market Portfolio and the Total Return Bond Portfolio do not require a reduction of the outside fee because the fee retained by PMF for these Portfolios does not exceed 20 basis points. Therefore, the quarterly offset for the Plan investor is computed as follows:

(.25)[($250)(.10%) + ($250)(.10%) + ($250)(.10%)] = $.1875.

    In the foregoing example, the Plan investor, like all other investors in the Target Program, would receive a statement for its Target Program account during the fourth week of April 1993. This statement would include a debit notice for the outside fee for the calendar quarter April 1 through June 30, as adjusted by subtracting the quarterly offset from the quarterly outside fee as determined above. The net quarterly outside fee that would be paid to Prudential Securities would be determined as follows:

       $3.3752 - $.1875 = $3.1877.

    The account of the Plan investor (as with other investors) would be debited on or about April 8, 1993 (i.e., the sixth business day of the calendar quarter) for the amount of the net quarterly outside fee (pursuant to the authorization contained in the Target Program investment advisory agreement, and as described in the Target Program description attached to the cover of the Trust's Prospectus).18

---------------
    (18) The foregoing example illustrates that fact that the outside fee and the fee offset are computed contemporaneously and that Plan investors will get the benefit of the fee offset contemporaneously upon the payment of the outside fee. Because the inside fee is paid monthly and the fee offset is computed quarterly, the applicants represent that PMF will not receive the benefit of a "float" as a result of such calculations because the fee offset will always be realized no later than the time that the outside fee is paid (i.e., on or about the sixth business day of the first month of the calendar quarter). Since the inside fee is paid at the end of each calendar month, Plan investors will realize the full benefit of the offset before the time that the inside fee is paid for the second and third months of the calendar quarter.

    Assuming the Plan investor wishes to gain a more realistic perspective of the aggregate quarterly and annual fees that would be paid to both Prudential Securities and PMF at both the Plan level and the Portfolio level, the investor would include within the computation on the net quarterly outside fee, the quarterly inside fee that such investor would be paying to PMF.

    The quarterly, aggregate fee calculation would be computed as follows:

    $3.1877, representing the quarterly net outside fee paid to Prudential Securities + (.25) [(.125%)($50) + (.20%)($200) + (.30)($250 + $250 + $250)] or
$.6781, representing the quarterly inside fee paid to PMF = $3.8658, which represents the quarterly fee that would be paid to Prudential Securities and PMF for services provided to the Plan investor.

    The total annual fee that the Plan investor would pay to both Prudential Securities and PMF would be equal to (4)[$3.1877 (net outside fee) + $.6781 (inside fee)] or $15.4632 per $1,000 investment, or a total fee percentage of 1.55%.

    21. Because PMF will retain an inside fee of 12.5 basis points with respect to assets invested in the U.S. Government Money Market Portfolio, the applicants note that a potential conflict may exist by reason of the variance in net inside fees among the U.S. Government Money Market Portfolio and the other Portfolios. The applicants also recognize that this factor could result in the recommendation by Prudential Securities of a higher fee-generating Portfolio to an investing Plan. To help address this potential conflict, Prudential Securities will disclose to all participants in the Target Program the fee differentials of the various Portfolios.

    22. The books of the Trust will be audited annually by independent, certified public accountants selected by the Trustees and approved by the investors. All investors will receive copies of an audited financial report no later than 60 days after the close of each Trust fiscal year. The books and financial records of the Trust will be open for inspection by any investor, including the Department, the Service and the Securities and Exchange Commission, at all times during regular business hours.

    23. In summary, it is represented that the transactions satisfy the statutory criteria for an exemption under section 408(a) of the Act because: (a) The investment of a Plan's assets in the Target Program will be made and approved by a Plan fiduciary which is independent of Prudential Securities and its affiliates such that Independent Plan Fiduciaries will maintain complete discretion with respect to participating in the Target Program; (b) Independent Plan Fiduciaries will have an opportunity to redeem their shares in the Trust in such fiduciaries' individual discretion; (c) no Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust;
(d) prior to making an investment in the Trust, each Independent Plan Fiduciary will receive offering materials and disclosures from either PMF or Prudential Securities which disclose all material facts concerning the purpose, fees, structure, operation, risks and participation in the Target Program; (e) Prudential Securities will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria;
(f) any Sub-Adviser that is appointed by Prudential Securities to exercise investment discretion over a Portfolio will always be independent of Prudential Securities and its affiliates; (g) the annual investment advisory fee that is paid by a Plan to Prudential Securities for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that PMF retains no more than 20 basis points from any Portfolio on investment assets attributable to the Plan investor; (h) each Plan will receive copies of the Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio; and (i) on a quarterly and annual basis, Prudential Securities will provide written disclosures to Independent Plan Fiduciaries with respect to (1) the percentage of each Trust Portfolio's brokerage commissions that are paid to Prudential Securities and its affiliates and (2) the average brokerage commission per share paid by each Portfolio to Prudential Securities as compared to the average brokerage commission per share paid by each Portfolio to brokers other than Prudential Securities and its affiliates, both expressed as cents per share.

    For Further Information Contact: Ms. Jan D. Broady of the Department, telephone (202) 219-8881. (This is not a toll-free number.)

                                FINAL EXEMPTION

FEDERAL REGISTER
VOL. 58, NO. 172
WEDNESDAY, SEPTEMBER 8, 1993
NOTICES

DEPARTMENT OF LABOR (DOL)
Pension and Welfare Benefits Administration (PWBA)

 . . .

Prudential Mutual Fund Management, Inc. (PMF) Located in New York, NY

[Prohibited Transaction Exemption 93-59; Exemption Application No. D-9217]

EXEMPTION
SECTION I. COVERED TRANSACTIONS

    The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (A) through (D) of the Code, shall not apply to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan; collectively, the Plans) in the Target Portfolio Trust (the Trust) established in connection with such Plans' participation in the Target Personal Investment Advisory Service (the Target Program). In addition, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (E) and (F) of the Code, shall not apply to the provision, by Prudential Securities Incorporated (Prudential Securities), of investment advisory services to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary's selection of portfolios of the Trust (the Portfolios) in the Target Program for the investment of Plan assets.

    This exemption is subject to the following conditions that are set forth below in Section II.

SECTION II. GENERAL CONDITIONS

    (1) The participation of Plans in the Target Program is approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Prudential Securities and/or its affiliates covered by an IRA not subject to title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

    (2) The total fees paid to Prudential Securities and its affiliates constitute no more than reasonable compensation.

    (3) No Plan pays a fee or commission by reason of the acquisition or redemption of shares in the Trust.

    (4) The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

    (5) Prudential Securities provides written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

    (6) Any recommendation or evaluation made by Prudential Securities to an Independent Plan Fiduciary are implemented only at the express direction of such independent fiduciary.

    (7) Prudential Securities provides investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios.

    (8) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio is independent of Prudential Securities and its affiliates.

    (9) The quarterly investment advisory fee that is paid by a Plan to Prudential Securities for investment advisory services rendered to such Plan is offset by such amount as is necessary to assure that PMF retains no more than 20 basis points from any Portfolio (with the exception of the U.S. Government Money Market Portfolio for which PMF retains an investment management fee of 12.5 basis points) containing investments attributable to the Plan investor.

    (10) With respect to its participation in the Target Program prior to purchasing Trust shares,

        (a) Each Plan receives the following written or oral disclosures or questionnaires from Prudential Securities or the Trust:

         (1) A copy of the prospectus (the Prospectus) for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between Prudential Securities, PMF and its subsidiaries, the compensation paid to such entities and additional information explaining the risks attendant to investing in the Trust.

         (2) Upon written or oral request to Prudential Securities, the Independent Plan Fiduciary will be given a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize, including a description of the risks.

         (3) As applicable, an Investor Profile Questionnaire given to the Independent Plan Fiduciary or eligible participant of a Plan providing for participant-directed investments (the section 404(c) Plan).

         (4) As applicable, a written analysis of Prudential Securities' asset allocation decision and recommendation of specific Portfolios given to the Independent Plan Fiduciary or the participant in a section 404(c) Plan.

         (5) A copy of the investment advisory agreement between Prudential Securities and such Plan relating to participation in the Target Program.

         (6) Upon written request to the Trust, a copy of the respective investment advisory agreement between Prudential Securities and the Sub-Advisers.

         (7) As applicable, an explanation by a Prudential Securities Financial Advisor (the Financial Advisor) to section 404(c) Plan participants or the Independent Plan Fiduciary of the services offered under the Target Program and the operation and objectives of the Portfolios.

         (8) Copies of the proposed exemption and grant notice describing the exemptive relief provided herein.

        (b) If accepted as an investor in the Target Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing to Prudential Securities, prior to purchasing Trust shares that such fiduciary has received copies of the documents described in subparagraph 10(a) of this section.

        (c) With respect to a section 404(c) Plan, written acknowledgment of the receipt of such documents is provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares, or, in some instances, the Plan participant). Such Independent Plan Fiduciary will be required to represent in writing to PMF that such fiduciary is (1) Independent of PMF and its affiliates and (2) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the Target Program.

        (d) With respect to a Plan that is covered under title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to PMF that such fiduciary is (1) Independent of PMF and its affiliates, (2) capable of making an independent decision regarding the investment of Plan assets, and
    (3) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the Target Program.

    (11) Subsequent to its participation in the Target Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation:

        (a) Written confirmations of each purchase or redemption transaction by the Plan with respect to a Portfolio.

        (b) Telephone quotations from Prudential Securities of such Plan's account balance.

        (c) A monthly statement of account from Prudential Securities specifying the net asset value of the Plan's investment in such account to the extent there are transactions by the Plan.

        (d) The Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio.

        (e) A written quarterly monitoring report (the Quarterly Account Monitor) containing a record of the performance of the Plan's assets invested in the Target Program, the rates of return received by the Plan with respect to such investments, the Plan's actual portfolio with a breakdown of investments made in each Portfolio, year to date and cumulative realized gains and losses and income received from each Portfolio, a summary of purchase, sale and exchange activity, dividends and interest received or reinvested and market commentary. The Quarterly Account Monitor will also contain an analysis and an evaluation of a Plan investor's account to assist the Independent Plan Fiduciary or section 404(c) Plan participant in ascertaining whether the investment objectives for a Plan or an individual account have been met and recommending, if required, changes in Portfolio allocations.

         (1) In the case of a section 404(c) Plan where the Independent Plan Fiduciary has established an omnibus account in the name of the Plan with Prudential Securities, the Quarterly Account Monitor will be provided to the Independent Plan Fiduciary.

         (2) In the case of a section 404(c) Plan where the Independent Plan Fiduciary opens an account for each Plan participant, the Quarterly Account Monitor will be furnished to each participant and will set forth information pertaining to the participant's individual account.

        (f) Written disclosures to the Independent Plan Fiduciary, on a quarterly and annual basis, of the (1) Percentage of each Portfolio's brokerage commissions that are paid to Prudential Securities and (2) the average brokerage commission per share paid by each Portfolio to Prudential Securities, as compared to the average brokerage commission per share paid by the Trust to brokers other than Prudential Securities, both expressed as cents per share.

        (g) Notification that periodic meetings will be held, upon the request of Plan investors, with Financial Advisors, Independent Plan Fiduciaries or, if applicable, participants of section 404(c) Plans, to discuss the Quarterly Account Monitor or other questions that may arise.

    (12) PMF maintains, for a period of six years, the records necessary to enable the persons described in paragraph (13) of this section to determine whether the conditions of this exemption have been met, except that (a) A prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of PMF and/or its affiliates, the records are lost or destroyed prior to the end of the six-year period, and (b) no party in interest other than PMF shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (13) below.

    (13)(a) Except as provided in section (b) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (14) of this section are unconditionally available at their customary location during normal business hours by:

         (1) Any duly authorized employee or representative of the Department or the Internal Revenue Service (the Service);

         (2) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

         (3) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

         (4) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

        (b) None of the persons described above in subparagraphs (2)-(4) of this paragraph (13) are authorized to examine the trade secrets of PMF or commercial or financial information which is privileged or confidential.

SECTION III. DEFINITIONS

    For purposes of this exemption:

        (1) An "affiliate" of Prudential Securities includes --

         (a) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Prudential Securities. (For purposes of this subsection, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

         (b) Any officer, director or partner in such person, and

         (c) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

        (2) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of Prudential Securities and its affiliates and is either:

         (a) A Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares of a section 404(c) Plan,

         (b) A participant in a Keogh Plan,

         (c) An individual covered under a self-directed IRA which invests in Trust shares, or

         (d) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a title I Plan that does not permit individual direction as contemplated by section 404(c) of the Act.

    For a more complete statement of the facts and representations supporting the Department's decision to grant this exemption, refer to the notice of proposed exemption (the Notice) published on July 12, 1993 at 58 FR 37514.

EFFECTIVE DATE: This exemption is effective March 15, 1993.

WRITTEN COMMENTS

    The Department received one written comment with respect to the Notice and no requests for a public hearing. The comment letter was submitted by PMF, Prudential Securities and their affiliates (hereinafter, the Applicants) and it suggested certain clarifications to the General Conditions and the Summary of Facts and Representations of the Notice. Discussed below are the changes suggested by the Applicants and the Department's responses to these amendments.

    With respect to the General Conditions of the Notice that are set forth in
Section II, the Applicants suggest that the last sentence of paragraph (e) be clarified to read as follows:

        The Quarterly Account Monitor will also contain an evaluation of a Plan investor's account to assist the Plan ascertaining whether its investment objectives have been met and recommending, if required, changes in Portfolio allocations.

However, after considering this comment, the Department has decided that further revisions of Condition 11(e) are warranted to reflect the fact that it is the Independent Plan Fiduciary or section 404(c) Plan participant rather than the Plan who makes determinations about the prudence of continuing a Plan or account investment in the Target Program. Therefore, the Department has modified the last sentence of Condition 11(e)as follows:

         The Quarterly Account Monitor will also contain an analysis and an evaluation of a Plan investor's account to assist the Independent Plan Fiduciary or section 404(c) Plan participant in ascertaining whether the investment objectives for a Plan or an individual account have been met and recommending, if required, changes in Portfolio allocations.

    The Applicants also suggest that Condition 11(g) of the Notice, which addresses ongoing oral and written disclosures that will be provided by Prudential Securities to Plan investors, be modified to read as follows:

         (g) Periodic meetings will be held at the request of Plan investors with Financial Advisors, Independent Plan Fiduciaries or, if applicable, participants of section 404(c) Plans, to discuss the Quarterly Account Monitor or other questions that may arise.

Although generally agreeing with this comment, the Department believes it would be more comprehensible if the words "Notification that" were inserted at the beginning of this clause to emphasize the fact that Prudential Securities will inform Plan investors of meetings with its Financial Advisors. Therefore, the Department has modified Condition 11(g) as follows:

         (g) Notification that periodic meetings will be held, upon the request of Plan investors, with Financial Advisors, Independent Plan Fiduciaries or, if applicable, participants of section 404(c) Plans, to discuss the Quarterly Account Monitor or other questions that may arise.

    With respect to modifications to the Summary of Facts and Representations of the Notice, the Applicants suggest that the last sentence of the second paragraph of Representation 8 be revised to reflect the fact that, in certain circumstances, the quarterly investment allocation fee can be lower than 1.35 percent. In response to this comment, the Department has revised Representation 8 to read as follows:

         The quarterly allocation fee of 1.35 percent per annum may be lowered in connection with (a) investments of $100,000 or more in the Target Program or (b) the fee offset described in Representation 20.

    The Applicants also request that the Department revise the first sentence of Footnote 9 in which Prudential Securities states that a Plan administrator, trustee or named fiduciary, as the recordholder of Trust share, will make available the Trust Prospectus to section 404(c) Plan participants. The Applicants explain that Prudential Securities is not in a position to make any statements with respect to actions undertaken by Plan administrators, trustees or named fiduciaries. Therefore, they recommend that the first sentence of Footnote 9 be deleted.

    The Department does not concur entirely with the suggested modification. Rather than deleting the first sentence of the footnote, the Department believes the sentence can be clarified to read as follows:

         In the case of a section 404(c) Plan, Prudential Securities represents that the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares, has agreed to make the Trust Prospectus available to section 404(c) Plan participants.

    With respect to Representation 17 of the Notice, the Applicants state that it is possible that the outside fee can be negotiated to a level below .50 percent. However, the Applicants anticipate that this fee will generally be no lower than .50 percent. Therefore, they suggest that the Department revise the third sentence of Representation 17 to reflect that the fee will generally range from .50 percent to a maximum of 1.35 percent. The Department concurs with this change and has revised sentence three of Representation 17 as follows:

         The "outside fee," which is computed quarterly, generally ranges on an annual basis from .50 percent up to a maximum of 1.35 percent of the average annual net assets held in a Target Program account invested by the Plans in the Equity and Income Portfolios.

    The Applicants note that a Plan may be given the option of being separately invoiced for the outside fee and paying such fee by check or having the outside fee deducted from the Plan's account with Prudential Securities. In the event the Plan elects to be invoiced separately for the outside fee, the Applicants state that the fee is payable 45 days after the end of each calendar quarter or, for additional investments, after such investments aggregate $10,000. Therefore, the Applicants suggest that relevant portions of Representations 17, 18 and 20 of the Notice be revised as well as Footnote 18.

    In response to this change, the Department has revised Representation 17 of the Notice by changing the initial clause of the second paragraph to read "For some Plan investors" instead of "For Plan investors" and adding a new third paragraph which should be inserted at the end of the text of this representation. The new paragraph would read as follows:

         Plan investors will be given the option of either being separately invoiced for the outside fee and paying such fee by check or having the outside fee deducted from their Prudential Securities account. In the event the Plan elects to be invoiced separately for the outside fee, the fee is payable 45 calendar days after the end of the quarter. However, if the Plan elects to have the outside fee deducted from its Plan account with Prudential Securities, such outside fee would be payable within 6 business days of the trade date for an initial investment or within 6 business days of the current calendar quarter.

The Department also wishes to clarify that the term "applicable fee" referred to in the initial sentence of Representation 18 means the "outside fee" which will be paid after a Plan's additional investments in the Trust total $10,000 or more. Therefore, the Department has revised this sentence by placing the term outside fee in parentheticals. The revised sentence reads as follows:

         Each time that additional funds aggregating $10,000 or more are invested in the Portfolios during any one quarter, the applicable fee (i.e., the outside fee), pro-rated for the number of calendar days then remaining in the quarter and covering the amount of such additional funds, shall be charged and be payable 6 business days later.

    To reflect the dual billing procedure that Prudential Securities has established for Plans investing in the Trust, the Department has revised paragraph 5 of the hypothetical example contained in Representation 20 of the Notice. The amended paragraph now reads as follows:

         The account of the Plan investor (as with other investors) would be debited on or about April 8, 1993 (i.e., the sixth business day of the calendar quarter) for the amount of the net quarterly outside fee (pursuant to the authorization contained in the Target Program investment advisory agreement, and as described in the Target Program description attached to the cover of the Trust's Prospectus. However, if the Plan investor is separately invoiced by Prudential Securities, the outside fee would be payable 45 calendar days after the end of the calendar quarter.

    The Department has also amended Footnote 18 by adding new language to that contained in the parenthetical so as to reflect the two payment schedules for the outside fee:

         * * * i.e., on or about the sixth business day of the first month of the calendar quarter or within 45 calendar days after the end of the calendar quarter.

    Finally, with respect to the example contained in Representation 20, the Applicants point out that in Clause (1) of the first paragraph of the example (id at 37520) inadvertently includes the word "not" prior to the word "retain." The Department concurs with this change and has deleted the word "not" so that Clause (1) will read as follows:

         * * * (1) U.S. Government Money Market Portfolio in which the Plan made a $50 investment and from which PMF would retain, after payment of the subadvisory fee to the Sub-Adviser, an inside fee of .125 percent;

    Upon a review of the entire record, including the written comment received, the Department has determined to grant the exemption subject to the modifications described above.

    FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady of the Department, telephone (202) 219-8881. (This is not a toll-free number.)

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or the Distributor. This Prospectus does not constitute an offer by the Trust or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.
                            ------------------------

                               TABLE OF CONTENTS


                                               PAGE
                                               ----
Summary.....................................     2
Trust Expenses..............................     6
Financial Highlights........................     8
Description of the Portfolios...............    13
  Investment Objectives and Policies........    13
  Other Investments and Policies............    21
  Investment Restrictions...................    40
Management of the Trust.....................    41
  Manager...................................    41
  Advisers..................................    43
  Distributor...............................    49
  Portfolio Transactions....................    50
Net Asset Value.............................    50
Purchase and Redemption of Shares...........    51
  Shareholder Services......................    54
Taxes, Dividends and Distributions..........    54
General Information.........................    57
  Performance Information...................    57
  Description of Shares.....................    57
  Custodian and Transfer and Dividend
    Disbursing Agent........................    58
  Additional Information....................    58
Appendix A -- Description of Security
  Ratings...................................   A-1
Appendix B -- Glossary of Indices...........   B-1
Appendix C -- Exemptions....................   C-1


                            ------------------------
TMF 158 A

                                                     CUSIP NOS.:

Large Capitalization Growth                                          875921 20 7
Large Capitalization Value                                           875921 10 8
Small Capitalization Growth                                          875921 40 5
Small Capitalization Value                                           875921 30 6
International Equity                                                 875921 50 4
International Bond                                                   875921 87 6
Total Return Bond                                                    875921 88 4
Intermediate-Term Bond                                               875921 80 1
Mortgage Backed Securities                                           875921 70 2
U.S. Government Money Market                                         875921 60 3
                                                                   [TARGET LOGO]

                                                                      THE TARGET

                                                             PORTFOLIO TRUST(SM)

                                                                      PROSPECTUS

                                                                 MARCH    , 1997

                         THE TARGET PORTFOLIO TRUST(SM)

                      Statement of Additional Information

                                 March   , 1997


     The Target Portfolio Trust(SM) (the Trust), is an open-end, management investment company currently composed of ten separate investment portfolios (the Portfolios) professionally managed by Prudential Mutual Fund Management LLC (PMF or the Manager). Each Portfolio benefits from discretionary advisory services provided by an investment adviser (each, an Adviser, collectively, the Advisers) identified, retained, supervised and compensated by the Manager. The Trust consists of the following ten Portfolios:

Equity Portfolios                                     Income Portfolios
  - Large Capitalization Growth Portfolio             - International Bond Portfolio
  - Large Capitalization Value Portfolio                - Total Return Bond Portfolio
  - Small Capitalization Growth Portfolio               - Intermediate-Term Bond Portfolio
  - Small Capitalization Value Portfolio                - Mortgage Backed Securities Portfolio
  - International Equity Portfolio                      - U.S. Government Money Market Portfolio

     Shares of the Portfolios are offered to participants in the Prudential Securities Target Program(SM) (the Target Program), an investment advisory service that provides to investors asset allocation recommendations with respect to the Portfolios based on an evaluation of an investor's investment objectives, preferences and risk tolerances. The Target Program or shares of the Trust are also available to banks, trust companies and other investment advisory services.

     The Trust's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


     This Statement of Additional Information is not a prospectus and should be
read in conjunction with the Trust's Prospectus dated March   , 1997, a copy of
which may be obtained from the Trust upon request.


                               TABLE OF CONTENTS


                                                                                     CROSS-REFERENCE
                                                                                       TO PAGE IN
                                                                               PAGE    PROSPECTUS
                                                                               ----  ---------------
Investment Objectives and Policies............................................ B-2          13
Additional Investment Information............................................. B-2          21
Investment Restrictions....................................................... B-24         40
Trustees and Officers......................................................... B-26         41
Manager....................................................................... B-31         41
Advisers...................................................................... B-35         43
Distributor................................................................... B-38         49
Portfolio Transactions and Brokerage.......................................... B-39         50
Purchase and Redemption of Shares............................................. B-42         51
Shareholder Investment Account................................................ B-42         54
Net Asset Value............................................................... B-44         50
Taxes, Dividends and Distributions............................................ B-46         54
Performance Information....................................................... B-48         57
Custodian, Transfer and Dividend Disbursing Agent and Independent
  Accountants................................................................. B-53         58
Financial Statements.......................................................... B-82         --
Independent Auditors' Report.................................................. B-98         --
Appendix A -- Historical Performance Data..................................... A-1
Appendix B -- General Investment Information.................................. A-5
Appendix C -- Information relating to The Prudential.......................... A-6
----------------------------------------------------------------------------------------------------

                       INVESTMENT OBJECTIVES AND POLICIES

                       ADDITIONAL INVESTMENT INFORMATION

U.S. GOVERNMENT SECURITIES

     Each Portfolio may invest in U.S. Government securities.

     MORTGAGE-RELATED SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. A Portfolio may purchase mortgage-related securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including GNMA, FNMA and FHLMC Certificates. See "Mortgage Backed Securities" below. Mortgages backing the securities which may be purchased by a Portfolio include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, fifteen-year mortgages, adjustable rate mortgages and balloon payment mortgages. A balloon payment mortgage backed security is an amortized mortgage security with installments of principal and interest, the last installment of which is predominantly principal. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an undivided mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. The remaining expected average life of a pool of mortgage loans underlying a mortgage backed security is a prediction of when the mortgage loans will be repaid and is based upon a variety of factors, such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgage loans has been outstanding, the interest rates payable on the mortgage loans and the current interest rate environment.


     During periods of declining interest rates, prepayment of mortgages underlying mortgage backed securities can be expected to accelerate. When mortgage obligations are prepaid, a Portfolio reinvests the prepaid amounts in securities, the yields which reflect interest rates prevailing at that time. Therefore, a Portfolio's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages are reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short-or intermediate-term securities.


     SPECIAL CONSIDERATIONS. Fixed-income U.S. Government securities are considered among the most creditworthy of fixed income investments. The yields available from U.S. Government securities are generally lower than the yields available from corporate debt securities. The values of

U.S. Government securities will change as interest rates fluctuate. To the extent U.S. Government securities are not adjustable rate securities, these changes in value in response to changes in interest rates generally will be more pronounced. During periods of falling interest rates, the values of outstanding long-term fixed-rate U.S. Government securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. Government securities will not affect investment income from those securities, they may affect the net asset value of a Portfolio.

     At a time when a Portfolio has written call options on a portion of its U.S. Government securities, its ability to profit from declining interest rates will be limited. Any appreciation in the value of the securities held in the portfolio above the strike price would likely be partially or wholly offset by unrealized losses on call options written by a Portfolio. The termination of option positions under these conditions would generally result in the realization of capital losses, which would reduce a Portfolio's capital gains distribution. Accordingly, a Portfolio would generally seek to realize capital gains to offset realized losses by selling portfolio securities. In such circumstances, however, it is likely that the proceeds of such sales would be reinvested in lower yielding securities. See "Additional Risks -- Options Transactions and Related Risks."

MORTGAGE BACKED SECURITIES

     As discussed in the Prospectus, the mortgage-backed securities purchased by the Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio evidence an interest in a specific pool of mortgages. Such securities are issued by GNMA, FNMA and FHLMC.

     GNMA CERTIFICATES. Certificates of the Government National Mortgage Association (GNMA Certificates) are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Portfolios purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. The GNMA Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes;
(v) mortgage loans on multifamily residential properties under construction;
(vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

     FNMA CERTIFICATES. FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly.

     Each FNMA Certificate will entitle the registered holder thereof to receive amounts, representing such holder's pro rata interest in scheduled principal payments and interest payments (at such FNMA Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal and interest on each FNMA Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government.

     Each FNMA Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

     FHLMC SECURITIES. FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the FHLMC Act). Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages. The principal activity of FHLMC consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily FHLMC Certificates.

     The FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates (GMCs). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. The FHMLC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

     GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

     FHLMC CERTIFICATES. FHLMC guarantees to each registered holder of the FHLMC Certificate the timely payment of interest at the rate provided for by such FHLMC Certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC Certificate ultimate collection of all principal on the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

     FHLMC Certificates represent a pro rata interest in a group of mortgage loans (a FHLMC Certificate group) purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. An FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

     The market value of mortgage securities, like other securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

     ADJUSTABLE RATE MORTGAGE SECURITIES.  Adjustable rate mortgage securities
(ARMs) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMs have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

     The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed rate securities.

     There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMs; those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMs issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

     COLLATERALIZED MORTGAGE OBLIGATIONS. In reliance on a Securities and Exchange Commission (the SEC) interpretation, a Portfolio's investments in certain qualifying collateralized mortgage obligations (CMOs), including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not subject to the Investment Company Act's limitation on acquiring interests in other Investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the Investment Company Act and (d) are not registered or regulated under the Investment Company Act as investment companies. To the extent that a Portfolio selects CMOs or REMICs that do not meet the above requirements, the Portfolio may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

OTHER INVESTMENTS

     CUSTODIAL RECEIPTS. Each Portfolio may purchase obligations issued or guaranteed as to principal and interest by the U.S. Government in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" (TIGRs) and "Certificates of Accrual on Treasury Securities" (CATS). Each Portfolio will not invest more than 5% of its net assets in such custodial receipts.

     LOAN PARTICIPATIONS. The Intermediate-Term Bond Portfolio and Total Return Bond Portfolio may invest up to 5% of net assets in high quality participation interests having remaining maturities not exceeding one year in loans extended by banks to United States and foreign companies. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan. The loan agreement among the corporate borrower and the co-lenders identifies the agent bank as well as sets forth the rights and duties of the parties. The agreement often (but not always) provides for the collateralization of the corporate borrower's obligations thereunder and includes various types of restrictive covenants which must be met by the borrower.

     The participation interests acquired by a Portfolio may, depending on the transaction, take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. Typically, the Portfolio will look to the agent bank to collect principal of and interest on a participation interest, to monitor compliance with loan covenants, to enforce all credit remedies, such as foreclosures on collateral, and to notify co-lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. The agent bank in such cases will be qualified to serve as a custodian for a registered investment company such as the Trust. The agent bank is compensated for these services by the borrower pursuant to the terms of the loan agreement.

     When a Portfolio acts as co-lender in connection with a participation interest or when the Portfolio acquires a participation interest the terms of which provide that the Portfolio will be in privity with the corporate borrower, the Portfolio will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In cases where the Portfolio lacks such direct recourse, the Portfolio will look to the agent bank to enforce appropriate credit remedies against the borrower.

     The Portfolios believe that the principal credit risk associated with acquiring participation interests from a co-lender or another participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when a Portfolio is in the position of participant rather than a co-lender because the Portfolio must assume the risk of insolvency of the co-lender from which the participation interest was acquired and that of any person interpositioned between the Portfolio and the co-lender. However, in acquiring participation interests, the Portfolio will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the participation interest meets the Portfolio's high quality standard and will continue to do so as long as it holds a participation. For purposes of a Portfolio's requirement to maintain diversification for tax purposes, the issuer of a loan participation will be the underlying borrower. In cases where a Portfolio does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Portfolio and the borrower will be deemed issuers of the loan participation for tax diversification purposes.

     For purposes of each Portfolio's fundamental investment restriction against investing 25% or more of its total assets in any one industry, a Portfolio will consider all relevant factors in determining who is the issuer of a loan participation including the credit quality of the underlying borrower, the amount and quality of the collateral, the terms of the loan participation agreement and other relevant agreements (including any intercreditor agreements), the degree to which the credit of such intermediary was deemed material to the decision to purchase the loan participation, the interest environment, and general economic conditions applicable to the borrower and such intermediary.

     COMMERCIAL PAPER. Each Portfolio may invest in commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

ADDITIONAL RISKS

     OPTIONS TRANSACTIONS AND RELATED RISKS

     The International Equity Portfolio, Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each purchase put and call options and sell covered put and call options which are traded on national securities exchanges and may also engage in over-the-counter options transactions with recognized United States securities dealers (OTC Options).

     OPTIONS ON SECURITIES. The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the exercise price or strike price). By writing a call option, the Portfolio becomes obligated during the term of the option, upon exercise of the option, to deliver the underlying securities or a specified amount of cash to the purchaser against receipt of the exercise price. When a Portfolio writes a call option, the Portfolio loses the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

     The purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. By writing a put option, the Portfolio becomes obligated during the term of the option, upon exercise of the option, to purchase the securities underlying the option at the exercise price. The Portfolio might, therefore, be obligated to purchase the underlying securities for more than their current market price.

     The writer of an option retains the amount of the premium, although this amount may be offset or exceeded, in the case of a covered call option, by a decline and, in the case of a covered put option, by an increase in the market value of the underlying security during the option period.

     A Portfolio may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Portfolio may therefore purchase a put option on other carefully selected securities, the values of which the Adviser expects will have a high degree of positive correlation to the values of such portfolio securities. If the Adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the Adviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Portfolio's investments and therefore the put option may not provide complete protection against a decline in the value of the Portfolio's investments below the level sought to be protected by the put option.

     A Portfolio may similarly wish to hedge against appreciation in the value of debt securities that it intends to acquire at a time when call options on such securities are not available. The Portfolio may, therefore, purchase call options on other carefully selected debt securities the values of which the Investment Adviser expects will have a high degree of positive correlation to the values of the debt securities that the Portfolio intends to acquire. In such circumstances the Portfolio will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Portfolio is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Portfolio.

     A Portfolio may write options on securities in connection with buy-and-write transactions; that is, the Portfolio may purchase a security and concurrently write a call option against that security. If the call option is exercised, the Portfolio's maximum gain will be the premium it received for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the-money) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     Prior to being notified of exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be cancelled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an exchange-traded option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between the Portfolio and its counter-party with no clearing organization guarantee. Thus, when the Portfolio purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as the loss of the expected benefit of the transaction. The Trustees will approve a list of dealers with which the Portfolios may engage in OTC options.

     When a Portfolio writes an OTC option, it generally will be able to close out the OTC options prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the OTC option. While the Portfolio will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Portfolio is able to effect a closing purchase transaction in a covered OTC call option the Portfolio has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the counter party, the Portfolio may be unable to liquidate an OTC option.

     OTC options purchased by a Portfolio will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to "cover" OTC options written by the Portfolio will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.


     Each Portfolio may write only "covered" options. A call option written by the Portfolio is "covered" if the Portfolio owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written; where the exercise price of the call held is greater than the exercise price of the call written, the Portfolio will maintain the difference in cash or liquid securities in a segregated account with its Custodian. A put option written by the Portfolio is "covered" if the Portfolio holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written; otherwise the Portfolio will maintain cash or liquid securities in a segregated account with its Custodian equivalent in value to the exercise price of the option. This means that so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its Custodian for the term of the option a segregated account consisting of cash or liquid assets having a value equal to or greater than the exercise price of the option. In the case of a straddle written by the Portfolio, the amount maintained in the segregated account will equal the amount, if any, by which the put is "in-the-money." "Liquid assets," for the purposes of the Trust's Prospectus and Statement of Additional Information include U.S. Government Securities, equity securities or other liquid, unencumbered assets, marked to market daily.


     OPTIONS ON GNMA CERTIFICATES. Options on GNMA Certificates are not currently traded on any exchange. However, the Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each purchase and write such options should they commence trading on any exchange and may purchase or write OTC Options on GNMA certificates.

     Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Portfolio, as a writer of a covered GNMA call holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA Certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Portfolio will enter into a closing purchase transaction or will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to remain covered.

     A GNMA Certificate held by a Portfolio to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Portfolio will no longer be covered, and the Portfolio will either enter into a closing purchase transaction or replace the GNMA Certificate with a GNMA Certificate which represents cover. When the Portfolio closes its position or replaces the GNMA Certificate, it may realize an unanticipated loss and incur transaction costs.

     RISKS OF OPTIONS TRANSACTIONS. An exchange-traded option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time, and for some exchange-traded options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its exchange-traded options in order to realize any profit and may incur transaction costs in connection therewith. If the Portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (a) insufficient trading interest in certain options; (b) restrictions or transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an exchange; (e) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (f) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

     In the event of the bankruptcy of a broker through which the Portfolio engages in options transactions, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Portfolio, the Portfolio could experience a loss of all or part of the value of the option. Transactions are entered into by the Portfolio only with brokers or financial institutions deemed creditworthy by the investment adviser.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OPTIONS ON SECURITIES INDICES. The International Equity Portfolio, Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio each may purchase and write call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Portfolio owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, the Portfolio can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Portfolio owns or intends to purchase will probably not correlate perfectly with movements in the level of an index and, therefore, the Portfolio bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

     When a Portfolio writes an option on a securities index, it will be required to deposit with its custodian, and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where the Portfolio writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Portfolio will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

     Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by the Portfolio may expire worthless, in which case the Portfolio would lose the premium paid therefor.

     RISKS OF OPTIONS ON INDICES. A Portfolio's purchase and sale of options on indices will be subject to risks described above under "Risks of Options Transactions." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

     Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Portfolio would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Portfolio. It is each Portfolio's policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

     The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Portfolio will not purchase or sell any index option contract unless and until, in the Adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.

     SPECIAL RISKS OF WRITING CALLS ON INDICES. Because exercise of index options are settled in cash, a call writer such as a Portfolio cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Portfolio will write call options on indices only under the circumstances described below under "Limitations on Purchase and Sale of Stock Options and Options on Stock Indices, Foreign Currencies and Futures Contracts on Foreign Currencies."

     Price movements in a Portfolio's security holdings probably will not correlate precisely with movements in the level of the index and, therefore, the Portfolio bears the risk that the price of the securities held by the Portfolio may not increase as much as the index. In such event, the Portfolio would bear a loss on the call which is not completely offset by movements in the price of the Portfolio's security holdings. It is also possible that the index may rise when the Portfolio's stocks do not rise. If this occurred, the Portfolio would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Portfolio in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

     Unless a Portfolio has other liquid assets which are sufficient to satisfy the exercise of a call, the Portfolio would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Portfolio fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 33 1/3% of the Portfolio's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

     When a Portfolio has written a call, there is also a risk that the market may decline between the time the Portfolio has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Portfolio is able to sell stocks in its portfolio. As with stock options, the Portfolio will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Portfolio would be able to deliver the underlying securities in settlement, the Portfolio may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such investments might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Portfolio has written is "covered" by an index call held by the Fund with the same strike price, the Portfolio will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Portfolio exercises the call it holds or the time the Portfolio sells the call which, in either case, would occur no earlier than the day following the day the exercise notice was filed.

     If the Portfolio holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Portfolio may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

FUTURES CONTRACTS

     The International Equity Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each enter into futures contracts. As a purchaser of a futures contract (futures contract), a Portfolio incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Portfolio incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. A Portfolio may purchase futures contracts on debt securities, aggregates of debt securities, financial indices and U.S. Government securities including futures contracts or options linked to LIBOR. Eurodollar futures contracts are currently traded on the Chicago Mercantile Exchange. They enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio would use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps are linked. See the discussion of "Risks of Options Transactions."

     A Portfolio will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the investment adviser anticipates that interest rates may rise and, concomitantly, the price of the Portfolio's securities holdings may fall, the Portfolio may sell a futures contract. If declining interest rates are anticipated, the Portfolio may purchase a futures contract to protect against a potential increase in the price of securities the Portfolio intends to purchase. Subsequently, appropriate securities may be purchased by the Portfolio in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Portfolio will be able to enter into a closing transaction.

     When a Portfolio enters into a futures contract it is initially required to deposit with its Custodian, in a segregated account in the name of the broker performing the transaction an "initial margin" of cash or U.S. Government securities equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on a futures contract which will be returned to the Portfolio upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Portfolio may be required to make subsequent deposits into the segregated account, maintained at its Custodian for that purpose, or cash or U.S. Government securities, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract.


     OPTIONS ON FUTURES CONTRACTS. The International Equity Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each purchase call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the assumption of an offsetting futures position by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.


     A Portfolio may only write "covered" put and call options on futures contracts. A Portfolio will be considered "covered" with respect to a call option it writes on a futures contract if the Portfolio owns the assets which are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates and maintains with its Custodian for the term of the option cash or liquid assets equal to the fluctuating value of the optioned future. The Portfolio will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option, or if it segregates and maintains with its Custodian for the term of the option cash or liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Portfolio with its Custodian with respect to such option). There is no limitation on the amount of the Portfolio's assets which can be placed in the segregated account.


     A Portfolio will purchase options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its U.S. Government securities holdings, it might purchase a put option on an interest rate futures contract, the underlying security which correlates with the portion of the securities holdings the Adviser seeks to hedge.

     LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. A Portfolio may purchase or sell futures contracts or purchase related options thereon for bona fide hedging transactions without limit. In addition, the Portfolios may use futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premium does not exceed 5% of the liquidation value of the Portfolios. There is no overall limitation on the percentage of the Portfolio's assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission (CFTC) the Portfolio is exempt from registration as a commodity pool operator.

     RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. A Portfolio may sell a futures contract to protect against the decline in the value of securities held by the Portfolio. However, it is possible that the futures market may advance and the value of securities held in the Portfolio's portfolio may decline. If this were to occur, the Portfolio would lose money on the futures contracts and also experience a decline in value in its portfolio securities.

     If a Portfolio purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Portfolio may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

     In order to assure that the Portfolio is entering into transactions in futures contracts for hedging purposes as such term is defined by the Commodities Futures Trading Commission, either: (1) a substantial majority (i.e., approximately 75%) of all anticipatory hedge transactions (transactions in which the Portfolio does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities which are the subject of the hedge, or (2) the underlying value of all long positions in futures contracts will not exceed the total value of (a) all short-term debt obligations held by the Portfolio; (b) cash held by the Portfolio; (c) cash proceeds due to the Portfolio on investments within thirty days; (d) the margin deposited on the contracts; and (e) any unrealized appreciation in the value of the contracts.


     If a Portfolio maintains a short position in a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash or liquid assets equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.



     In addition, if a Portfolio holds a long position in a futures contract, it will hold cash or liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Portfolio by its Custodian. Alternatively, the Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Portfolio.


     Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Portfolio has insufficient cash, it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Portfolio's ability to hedge its portfolio effectively.

     In the event of the bankruptcy of a broker through which the Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Portfolio only with brokers or financial institutions deemed creditworthy by the Adviser.

     There are risks inherent in the use of futures contracts and options transactions for the purpose of hedging the Portfolio's securities. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Portfolio's portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Portfolio seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

     There may exist an imperfect correlation between the price movements of futures contracts purchased by the Portfolio and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the Adviser may still not result in a successful hedging transaction.

     Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Portfolio notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contracts or underlying U.S. Government securities.

OPTIONS ON CURRENCIES

     Instead of purchasing or selling futures, options on futures or forward currency exchange contracts, the International Equity Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond

Portfolio and International Bond Portfolio may each attempt to accomplish similar objectives by purchasing put or call options on currencies either on exchanges or in over-the-counter markets or by writing put options or covered call options on currencies. A put option gives the Portfolio the right to sell a currency at the exercise price until the option expires. A call option gives the Portfolio the right to purchase a currency at the exercise price until the option expires. Both options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency.

     RISKS OF OPTIONS ON FOREIGN CURRENCIES. Because there are two currencies involved, developments in either or both countries affect the values of options on foreign currencies. Risks include those described in the Prospectus under "Other Investments and Policies--Foreign Securities," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS


     The International Equity Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each enter into forward foreign currency exchange contracts in several circumstances. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, a Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when an Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Portfolio's securities holdings denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. A Portfolio does not intend to enter into such forward contracts to protect the value of its portfolio securities on a regular or continuous basis. A Portfolio does not intend to enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities holdings or other assets denominated in that currency. However, the Portfolios believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will thereby be served.

     The Portfolio generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver, then it would be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

     If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.


     A Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. Of course, a Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be recognized that this method of protecting the value of a Portfolio's securities holdings against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.


     Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS AND OPTIONS ON STOCK INDICES, FOREIGN CURRENCIES AND FUTURES CONTRACTS ON FOREIGN CURRENCIES


     A Portfolio may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Portfolio is obligated as a writer. A Portfolio will write put options on stock indices and foreign currencies and futures contracts on foreign currencies only if they are covered by segregating with the Portfolio's Custodian an amount of cash or liquid assets equal to the aggregate exercise price of the puts. In addition, the Portfolio may use futures contracts or related options for any other purpose to the extent that aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Portfolio's assets. A Portfolio does not intend to purchase options on equity securities or securities indices if the aggregate premiums paid for such outstanding options would exceed 10% of the Portfolio's total assets.



     Except as described below, a Portfolio will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a Portfolio writes a call option on a broadly-based stock market index, the Portfolio will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, cash, liquid assets or at least one "qualified security" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.



     If a Portfolio has written an option on an industry or market segment index, it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Portfolio's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate, escrow or pledge an amount in cash or liquid assets equal in value to the difference. In addition, when a Portfolio writes a call on an index which is in-the-money at the time the call is written, the Portfolio will segregate with its Custodian or pledge to the broker as collateral cash or liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Portfolio's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which a Portfolio has not written a stock call option and which has not been hedged by the Portfolio by the sale of stock index futures. However, if the Portfolio holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid assets in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.

     A Portfolio may engage in futures contracts and options on futures transactions as a hedge against changes, resulting from market or political conditions, in the value of the currencies to which the Portfolio is subject or to which the Portfolio expects to be subject in connection with future purchases. A Portfolio may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Portfolio. A Portfolio may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in the Portfolio's securities holdings alone.

REPURCHASE AGREEMENTS

     Each Portfolio may each enter into repurchase transactions with parties meeting creditworthiness standards approved by the Trustees. Each Adviser will monitor the creditworthiness of such parties, under the general supervision of the Manager and the Trustees. In the event of a default or bankruptcy by a seller, the Portfolio will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Portfolio will suffer a loss.

LENDING OF SECURITIES

     Consistent with applicable regulatory requirements, the Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each lend portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by a Portfolio, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that a Portfolio continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.

     A loan may be terminated by the borrower on one business day's notice, or by a Portfolio on two business days' notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, a Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by a Portfolio's Adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to a Portfolio. Any gain or loss in the market price during the loan period would inure to a Portfolio. The creditworthiness of firms to which a Portfolio lends its portfolio securities will be monitored on an ongoing basis by the Adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Trustees.

     When voting or consent rights which accompany loaned securities pass to the borrower, a Portfolio will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on a Portfolio's investment in such loaned securities. A Portfolio may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


     From time to time, in the ordinary course of business, each Portfolio may purchase securities on a when-issued or delayed delivery basis, i.e., delivery and payment can take place a month or more after the date of the transactions. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. While a Portfolio will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, a Portfolio may sell the securities before the settlement date, if it is deemed advisable. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, a Portfolio will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of a Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price. A Portfolio will also establish a segregated account with a Portfolio's custodian bank in which it will continuously maintain cash or liquid assets equal in value to commitments for such when-issued or delayed delivery securities; subject to this requirement, a Portfolio may purchase securities on such basis without limit. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of a Portfolio's net asset value. The Adviser does not believe that a Portfolio's net asset value or income will be adversely affected by a Portfolio's purchase of securities on such basis.


INTEREST RATE SWAP TRANSACTIONS


     The Mortgage Backed Securities Portfolio, Intermediate-Term Bond Portfolio, Total Return Bond Portfolio and International Bond Portfolio may each enter into either asset-based interest rate swaps or liability-based interest rate swaps, depending on whether it is hedging its assets or its liabilities. The Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Since these hedging transactions are entered into for good faith hedging purposes and a segregated account has been established, the Manager and the Advisers believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the borrowing restrictions applicable to each Portfolio. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the Investment Company Act. To the extent that a Portfolio enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of a Portfolio's obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. The Portfolios will not enter into any interest rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

     The use of interest rate swaps is highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Portfolio would diminish compared to what it would have been if this investment technique was never used.

     A Portfolio may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rates swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that a Portfolio is contractually entitled to receive. Since interest rate swaps are individually negotiated, a Portfolio expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

ILLIQUID SECURITIES


     Each Portfolio may hold up to 15% of its net assets in illiquid securities, except for the U.S. Government Money Market Portfolio which may hold up to 10% of its net assets in illiquid securities. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A of the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper, convertible securities and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.


     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act are not deemed to be illiquid. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the Advisers will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Adviser; and
(ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


                            INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of a Portfolio's outstanding voting securities. A "majority of the outstanding voting securities" of a Portfolio when used in this Statement of Additional Information, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares.

     A Portfolio may not:

     1. Purchase securities on margin (but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Portfolio of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

     2. Make short sales of securities, or maintain a short position if, when added together, more than 25% of the value of the Portfolio's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

     3. Issue senior securities, borrow money or pledge its assets, except that the Portfolio may borrow from banks or through dollar rolls or reverse repurchase agreements up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, to take advantage of investment opportunities or for the clearance of transactions and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed delivery basis and the purchase and sale of futures contracts are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts nor the purchase and sale of related options, nor obligations of the Portfolio to Trustees pursuant to deferred compensation arrangements are deemed to be the issuance of a senior security.

     4. Purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities) if as a result: (i) except with respect to the International Bond Portfolio, with respect to 75% of its total assets, more than 5% of the Portfolio's total assets (determined at the time of investment) would then be invested in securities of a single issuer or (ii) 25% or more of the Portfolio's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry.

     5. Invest more than 5% of its total assets in securities of any issuer having a record, together with predecessors, of less than three years of continuous operations. This restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     6. Buy or sell real estate or interests in real estate, except that the Portfolio may purchase and sell mortgaged-backed securities, securities collateralized by mortgages, securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts.

     7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Portfolios may purchase restricted securities without limit.

     8. Make investments for the purpose of exercising control or management.

     9. Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Portfolio will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities or one or more investment company's, or except as part of a merger, consolidation or other acquisition.

     10. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Portfolio may invest in the securities of companies which invest in or sponsor such programs.

     11. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities limited to 33 1/3% of the value of the Portfolio's total assets.

     12. Purchase more than 10% of all outstanding voting securities of any one issuer.

     13. Buy or sell commodities or commodity contracts, except that the Portfolio may purchase and sell financial futures contracts and options thereon.

     The foregoing restrictions are fundamental policies that may not be changed without the approval of a majority of the Portfolio's voting securities.


     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Portfolio's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Portfolio's asset coverage for borrowings falls below 300%, the Portfolio will take prompt action to reduce its borrowings, as required by applicable law.

     As a matter of non-fundamental operating policy, a portfolio will not purchase rights if as a result the Portfolio would then have more than 5% of its assets (determined at the time of investment) invested in rights.

                             TRUSTEES AND OFFICERS


                               POSITION WITH               PRINCIPAL OCCUPATIONS
       NAME AND AGE(1)           THE TRUST                 DURING PAST FIVE YEARS
-----------------------------  --------------  ----------------------------------------------
Eugene C. Dorsey (70)          Trustee         Retired President, Chief Executive Officer and
                                                 Trustee of the Gannett Foundation (now
                                                 Freedom Forum); former Publisher of four
                                                 Gannett newspapers and Vice President of
                                                 Gannett Company; past Chairman, Independent
                                                 Sector, Washington, D.C. (largest national
                                                 coalition of philanthropic organizations)
                                                 (since October 1989); former Chairman of the
                                                 American Council for the Arts; Director of
                                                 the advisory board of Chase Manhattan Bank
                                                 of Rochester, and The High Yield Income
                                                 Fund, Inc.
Douglas H. McCorkindale (57)   Trustee         Vice Chairman, Gannett Co. Inc. (publishing
                                                 and media) (since March 1984); Director of
                                                 Gannett Co. Inc., Frontier Corporation and
                                                 Continental Airlines, Inc.
Thomas T. Mooney (55)          Trustee         President of the Greater Rochester Metro
                                                 Chamber of Commence; former Rochester City
                                                 Manager, Trustee of Center for Governmental
                                                 Research, Inc.; Director of Blue Cross of
                                                 Rochester, Monroe County Water Authority,
                                                 Rochester Jobs, Inc., Executive Service
                                                 Corps of Rochester, Monroe County Industrial
                                                 Development Corporation, Northeast-Midwest
                                                 Institute, The Business Council of New York
                                                 State, First Financial Fund, Inc., The High
                                                 Yield Plus Fund, Inc. and The High Yield
                                                 Income Fund, Inc.

                               POSITION WITH               PRINCIPAL OCCUPATIONS
       NAME AND AGE(1)           THE TRUST                 DURING PAST FIVE YEARS
-----------------------------  --------------  ----------------------------------------------
*Richard A. Redeker (53)       President and   Employee of Prudential Investments; formerly
 751 Broad Street              Trustee           President, Chief Executive Officer and
 Newark, New Jersey 07102                        Director (October 1993-September 1996) of
                                                 Prudential Mutual Fund Management, Inc.,
                                                 Executive Vice President, Director and
                                                 Member of the Operating Committee (October
                                                 1993- September 1996), Prudential Securities
                                                 Incorporated (Prudential Securities),
                                                 Director (October 1993-September 1996) of
                                                 Prudential Securities Group, Inc.; Executive
                                                 Vice President (January 1994-September 1996)
                                                 The Prudential Investment Corporation;
                                                 Director (January 1994-September 1996); of
                                                 Prudential Mutual Fund Distributors, Inc.
                                                 (PMFD) and Prudential Mutual Fund Services,
                                                 Inc. (PMFS); formerly Senior Executive Vice
                                                 President and Director (September 1978-
                                                 September 1993) of Kemper Financial
                                                 Services, Inc.; President and Director of
                                                 The High Yield Income Fund, Inc.
Susan C. Cote (42)             Vice President  Executive Vice President (since February 1997)
                                                 and Chief Financial Officer (since May 1996)
                                                 of Prudential Mutual Fund Management LLC
                                                 ("PMF"); Managing Director, Prudential
                                                 Investments and Vice President, PIC
                                                 (February 1995-May 1996); Senior Vice
                                                 President (January 1989-January 1995) of
                                                 Prudential Mutual Fund Management, Inc.;
                                                 Senior Vice President (January 1992-January
                                                 1995) of Prudential Securities.
Thomas A. Early (42)           Vice President  Executive Vice President, Secretary and
                                                 General Counsel (since December 1996) of
                                                 PMF; Vice President and General Counsel
                                                 (since May 1994) of Prudential Retirement
                                                 Services; formerly Associated General
                                                 Counsel and Chief Financial Services
                                                 Officer, Frank Russell Company (1988-1994).
S. Jane Rose (51)              Secretary       Senior Vice President (since December 1996) of
                                                 PMF; formerly Senior Vice President (January
                                                 1991-September 1996) and Senior Counsel
                                                 (June 1987-September 1996) of Prudential
                                                 Mutual Fund Management, Inc.; Senior Vice
                                                 President and Senior Counsel (since July
                                                 1992) of Prudential Securities; formerly
                                                 Vice President and Associate General Counsel
                                                 of Prudential Securities.

                               POSITION WITH               PRINCIPAL OCCUPATIONS
       NAME AND AGE(1)           THE TRUST                 DURING PAST FIVE YEARS
-----------------------------  --------------  ----------------------------------------------
Grace C. Torres (38)           Treasurer       First Vice President (since December 1996) of
                                                 PMF; formerly First Vice President (March
                                                 1994-September 1996) of Prudential Mutual
                                                 Fund Management, Inc.; First Vice President
                                                 (since March 1994); of Prudential Securities
                                                 prior thereto, Vice President of Bankers
                                                 Trust Corporation.
Marguerite E. H.               Assistant       Vice President and Associate General Counsel
  Morrison (40)                Secretary         (since December 1996) of PMF; Vice President
                                                 and Associate General Counsel (June
                                                 1991-September 1996) of Prudential Mutual
                                                 Fund Management, Inc.; Vice President and
                                                 Associate General Counsel of Prudential
                                                 Securities.
Stephen M. Ungerman (43)       Assistant       Tax Director (since March 1996) of Prudential
                               Treasurer         Investments and the Private Asset Group of
                                                 The Prudential Insurance Company of America;
                                                 formerly First Vice President of Prudential
                                                 Mutual Fund Management, Inc. (February
                                                 1993-(September 1996)); Prior thereto,
                                                 Senior Tax Manager of Price Waterhouse
                                                 (1981-January 1993).


---------------


 * "Interested" Trustee, as defined in the Investment Company Act, by reason of his or her affiliation with Prudential, Prudential Securities or PMF.



(1) The addresses of the persons listed in the table above is Gateway Center Three, Newark, New Jersey 07102, unless otherwise noted.



     Trustees and officers of the Trust are also directors, trustees and officers of some or all of the other investment companies distributed by Prudential Securities.



     The officers conduct and supervise the daily business operations of the Trust, while the Trustees, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.


     The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Trustees who were age 68 or older as of December 31, 1993.


     The Trust pays each of its Trustees who is not an affiliated person of the Manager or a Portfolio's Adviser annual compensation of $7,500, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Trustee may change as a result of the introduction of additional funds upon which the Trustee will be asked to serve.


     Trustees may receive their Trustee's fees pursuant to a deferred fee agreement with the Trust. Under the terms of the agreement, the Trust accrues daily the amount of Trustee's fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S.

Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of a Target Portfolio selected by the Trustee (the Fund rate). The minimum initial investment requirement is waived for Trustees who receive their fees pursuant to a deferred fee agreement. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Trust's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Trust. As of December 31, 1996, Mr. Dorsey and Ms. Smith elected to reduce their Trustees' fees pursuant to the deferred fee agreement.


     Pursuant to the terms of the Management Agreement with the Trust, the Manager pays all compensation of officers and employees of the Trust as well as the fees and expenses of all Trustees of the Trust who are affiliated persons of the Manager.


     The following table sets forth the aggregate compensation paid by the Trust to the Trustees who are not affiliated with the Manager for the fiscal year ended December 31, 1996 and the aggregate compensation paid to such Trustees for service on the Trust's Board and that of all other funds managed by PMF (Fund Complex) for the calendar year ended December 31, 1996. In October, 1996, shareholders elected a new Board of Trustees. Below are listed all Trustees who have served the Trust during its most recent fiscal year, as well as the new Trustees who took office after the shareholder meeting in October.


                               COMPENSATION TABLE


                                                                                                 TOTAL
                                                           PENSION OR                        COMPENSATION
                                                           RETIREMENT                         FROM TRUST
                                           AGGREGATE    BENEFITS ACCRUED  ESTIMATED ANNUAL     AND FUND
                                          COMPENSATION  AS PART OF TRUST   BENEFITS UPON     COMPLEX PAID
            NAME OF TRUSTEE                FROM TRUST       EXPENSES         RETIREMENT       TO TRUSTEES
----------------------------------------  ------------  ----------------  ----------------  ---------------
Eugene C. Dorsey*.......................    $ 10,000          None               N/A        $ 98,583(12/36)**
Donald D. Lennox,
  Former Trustee........................    $ 10,000          None               N/A        $ 90,000(10/22)**
Douglas H. McCorkindale*................    $     --          None               N/A        $ 71,208(10/13)**
Thomas T. Mooney*.......................    $     --          None               N/A        $135,375(18/36)**
Richard A. Redeker+.....................    $     --          None               N/A              --
Stanley E. Shirk,
  Former Trustee........................    $ 10,000          None               N/A        $  71,000(9/18)**
Robin B. Smith,*
  Former Trustee........................    $ 10,000          None               N/A        $ 89,957(11/20)**


---------------


 * Total compensation from all the Funds in the Fund Complex for the calendar year ended December 31, 1996 includes amounts deferred at the election of Trustees under the Funds' deferred compensation plans. Including accrued interest, total compensation amounted to approximately $111,535, $71,034, $139,869 and $109,294 for Mr. Dorsey, Mr. McCorkindale, Mr. Mooney and Ms. Smith, respectively.



** Indicates number of funds/portfolios in the Fund Complex (including the Trust) to which aggregate compensation relates.

 + Richard A. Redeker, who is an interested Trustee, does not receive compensation from the Trust or any fund in the Fund Complex.



     As of February 28, 1997, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of beneficial interest of the Portfolios.



     As of February 28, 1997, Prudential Securities was record holder for other beneficial owners of the following shares of beneficial interest outstanding and entitled to vote in each Portfolio, $.001 par value per share:



                                                                                  NUMBER OF
                                  PORTFOLIO                                         SHARES
------------------------------------------------------------------------------    ----------
Large Capitalization Growth Portfolio.........................................    16,915,116
Large Capitalization Value Portfolio..........................................    16,165,201
Small Capitalization Growth Portfolio.........................................     9,814,029
Small Capitalization Value Portfolio..........................................     8,296,123
International Equity Portfolio................................................    15,982,646
International Bond Portfolio..................................................     3,969,457
Intermediate-Term Bond Portfolio..............................................     9,596,966
Total Return Bond Portfolio...................................................     4,739,189
Mortgage Backed Securities Portfolio..........................................     7,184,532
U.S. Government Money Market Portfolio........................................    32,780,815

                                    MANAGER


     The Manager of the Trust is Prudential Mutual Fund Management LLC (PMF or the Manager), Gateway Center Three, 100 Mulberry Street, New Jersey 07102-4077. PMF serves as manager to all of the other open-end management investment companies that comprise the Prudential Mutual Funds. See "Management of the Trust" in the Prospectus. As of January 31, 1997, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $55.8 billion. According to the Investment Company Institute, as of December 31, 1996, the Prudential Mutual Funds was the 15th largest family of mutual funds in the United States.



     PMF is a subsidiary of Prudential Securities and Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PMF, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.


     Pursuant to the Management Agreement with the Trust (the Management Agreement), PMF, subject to the supervision of the Trustees and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the Trust's Portfolios, including the purchase, retention and disposition thereof. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Trust and each Portfolio thereof. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.


     The Manager will review the performance of all Advisers, and make recommendations to the Trustees with respect to the retention and renewal of contracts. In connection therewith, PMF is obligated to keep certain books and records of the Trust. PMF also administers the Trust's business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Trust's custodian and PMFS, the Trust's transfer and dividend disbursing agent. The management services of PMF for the Trust are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.

     The following table sets forth the annual management fee rates currently paid by each Portfolio to PMF pursuant to the Management Agreement, and the amount of such fees returned by PMF, each expressed as a percentage of the Portfolio's average daily net assets:

                                                           TOTAL          AMOUNT RETAINED
                      PORTFOLIO                        MANAGEMENT FEE       BY MANAGER
-----------------------------------------------------  --------------     ---------------
Large Capitalization Growth Portfolio................       0.60%               0.30%
Large Capitalization Value Portfolio.................       0.60%               0.30%
Small Capitalization Growth Portfolio................       0.60%               0.30%
Small Capitalization Value Portfolio.................       0.60%               0.30%
International Equity Portfolio.......................       0.70%               0.30%
International Bond Portfolio.........................       0.50%               0.20%
Total Return Bond Portfolio..........................       0.45%               0.20%
Intermediate-Term Bond Portfolio.....................       0.45%               0.20%
Mortgage Backed Securities Portfolio.................       0.45%               0.20%
U.S. Government Money Market Portfolio...............       0.25%              0.125%


     The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Trust (including the fees of PMF, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Trust's shares are qualified for offer and sale, the compensation due to PMF will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PMF will be paid by PMF to the Trust. No such reductions were required during the fiscal year ended December 31, 1996. No jurisdiction currently limits the Trust's expenses.


     In connection with its management of the business affairs of the Trust, PMF bears the following expenses:

     (a) the salaries and expenses of all of its and the Trust's personnel except the fees and expenses of Trustees who are not affiliated persons of PMF or the Trust's Advisers;

     (b) all expenses incurred by PMF or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust as described below; and

     (c) the fees payable to each Adviser pursuant to the subadvisory agreements between PMF and each Adviser (the Subadvisory Agreement).

     Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust's Advisers, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares, (d) the charges and expenses of legal counsel and independent accountants for the Trust, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade associations of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC, registering the Trust and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.


     The Management Agreement provides that PMF will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Trustees of the Trust, including a majority of the Trustees who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act of 1940, as amended, (non-interested Trustees) on April 9, 1996 and by PMF, as sole shareholder of the Trust, on October 14, 1992, and with respect to the International Bond Portfolio, on January 11, 1994.



     For the fiscal year ended December 31, 1996, PMF waived all or a portion of its management fees for each Portfolio in the amounts shown below and subsidized certain operating expenses of the Portfolios to the extent necessary to cap the Total Fund operating expenses of each Portfolio as described in "Trust Expenses" in the Prospectus.


                                                                                                                       MANAGEMENT
                                                                                                                       FEE WAIVED
                                                                                                                       ----
                                                                                                                       ANNUALIZED
                                                                 MANAGEMENT FEE PAID                                   PERCENTAGE
                                       ------------------------------------------------------------------------         OF
                                                                                                                       AVERAGE
                                          ANNUALIZED PERCENTAGE                                                        NET
                                          OF AVERAGE NET ASSETS                           AMOUNT                       ASSETS
                                       ----------------------------        ------------------------------------        ----
              PORTFOLIO                1996        1995        1994           1996         1995         1994           1995
-------------------------------------- ---         ---         ---         ----------   ----------   ----------        ---
Large Capitalization
 Growth Portfolio..................... .60%        0.60%       0.60%       $1,216,415   $  977,893   $  778,122          --
Large Capitalization Value
 Portfolio............................ .60%        0.60%       0.60%        1,253,390      978,742      773,190          --
Small Capitalization Growth
 Portfolio............................ .60%        0.60%       0.60%          848,974      645,895      524,420          --
Small Capitalization Value
 Portfolio............................ .60%        0.60%       0.60%          663,383      528,512      503,348          --
International Equity Portfolio........ .70%        0.70%       0.70%        1,551,382    1,283,896    1,257,301          --
International Bond Portfolio.......... .50%        0.35%         --           193,939      102,710           --        0.15%
Total Return Bond Portfolio........... .45%        0.26%       0.12%          212,605       97,987       37,151        0.19%
Intermediate-Term Bond Portfolio...... .45%        0.45%       0.45%          367,755      308,827      140,135          --
Mortgage Backed Securities
 Portfolio............................ .45%        0.38%       0.31%          324,962      245,215      204,074        0.07%
U.S. Government Money Market
 Portfolio............................ .25%        0.20%         --            47,830       41,031           --        0.05%


                                                          AMOUNT
                                                    ------------------
              PORTFOLIO                 1994         1995       1994
--------------------------------------  ---         -------   --------
Large Capitalization
 Growth Portfolio.....................    --             --         --
Large Capitalization Value
 Portfolio............................    --             --         --
Small Capitalization Growth
 Portfolio............................    --             --         --
Small Capitalization Value
 Portfolio............................    --             --         --
International Equity Portfolio........    --             --         --
International Bond Portfolio..........  0.50%       $44,839   $ 48,202
Total Return Bond Portfolio...........  0.33%        68,615    102,984
Intermediate-Term Bond Portfolio......    --             --         --
Mortgage Backed Securities
 Portfolio............................  0.14%        47,957     94,170
U.S. Government Money Market
 Portfolio............................  0.25%         9,401     37,619

     As noted in the Prospectus, subject to the supervision and direction of the Manager and, ultimately, the Trustees, each Adviser manages the securities held by the portion of the Portfolio it serves in accordance with the Portfolio's stated investment objectives and policies, makes investment decisions for the portion of the Portfolio and places orders to purchase and sell securities on behalf of the portion of the Portfolio it manages. Generally each Adviser does not accept retention as investment adviser, investment manager or similar service provider during the pendency of its Advisory Agreement, and for the period of one year after the termination of the Advisory Agreement, with or for the benefit of any investment company registered under the Investment Company Act that seeks as a primary market for its shares asset allocation programs similar in nature or market to the Target Program. This limitation does not apply to the continuation of any contractual relationship to which the Adviser is a party that is in effect on the date of its Advisory Agreement.


     The Advisory Agreements were last approved by the Trustees including a majority of the Trustees who are not parties to such contract or interested persons of any such party as defined in the Investment Company Act, on April 9, 1996 and were approved by the sole shareholder of the Trust on October 14, 1992 for all of the Portfolios, except the International Bond Portfolio which was approved by the sole shareholder of the Portfolio, on January 11, 1994. On October 27, 1994, the shareholders of the Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio and Small Capitalization Value Portfolio approved new subadvisory agreements in order to have two Advisers, instead of one for each Portfolio. On that same date, the shareholders of the Intermediate-Term Bond Portfolio and the Total Return Bond Portfolio approved a successor subadvisory agreement with Pacific Investment Management Company (PIMCO) in connection with a reorganization in which PIMCO, four other investment management subsidiaries of Pacific Financial Asset Management Corporation and Thomson Advisory Group L.P. became subsidiary partnerships of a limited partnership known as PIMCO Advisors L.P. Its subsidiary partnership PIMCO is the Adviser for the two Portfolios. On August 8, 1995, shareholders of the Small Capitalization Value Portfolio approved a new subadvisory agreement with Wood Struthers & Winthrop Management Corp. in the place of Oak Hall Capital Advisors, Inc. On November 20, 1995 shareholders of the Large Capitalization Growth Portfolio approved a new subadvisory agreement with Oak Associates in the place of Roger Engemann Management Co., Inc. On October 30, 1996 shareholders of the Large Capitalization Value Portfolio approved a new subadvisory agreement with Hotchkis and Wiley in connection with the acquisition of Hotchkis and Wiley by Merrill Lynch Asset Management, L.P.


     Each Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. Each Advisory Agreement may be terminated by the Trust, PMF or the Adviser upon not more than 60 days' written notice. Each Advisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.


     The Manager and the Trust have received an exemptive order from the Securities and Exchange Commission which permits the Manager, subject to certain conditions, to enter into or amend advisory agreements without obtaining shareholder approval each time. On October 30, 1996 shareholders voted affirmatively to give the Trust this ongoing authority. With Board approval, the Manager is permitted to employ new Advisers for the Portfolios, change the terms of the

Portfolios' advisory agreements or enter into a new advisory agreement with an existing Adviser after events that cause an automatic termination of the old advisory agreement with that Adviser. Shareholders of a Portfolio continue to have the right to terminate an advisory agreement for the Portfolio at any time by a vote of the majority of the outstanding voting securities of the Portfolio. Shareholders will be notified of any Adviser changes or other material amendments to advisory agreements that occur under these arrangements.


                                    ADVISERS

     The Advisers have agreed to the following fees, which are generally lower than the fees they charge to institutional accounts for which they serve as investment adviser.


                                                    ANNUAL FEE PAID
                                                    BY THE MANAGER
                                                    TO THE ADVISER            ANNUAL FEE
                                          TOTAL     AS % OF AVERAGE   AMOUNT AS OF DECEMBER 31,
                                        MANAGEMENT     DAILY NET     ----------------------------
               PORTFOLIO                   FEE          ASSETS         1996      1995      1994
--------------------------------------- ----------  ---------------  --------  --------  --------
Large Capitalization Growth
  Portfolio............................    0.60%          0.30%      $608,208  $488,947  $389,061
Large Capitalization Value Portfolio...    0.60%          0.30%       626,695   489,871   386,595
Small Capitalization Growth
  Portfolio............................    0.60%          0.30%       424,487   322,948   262,210
Small Capitalization Value Portfolio...    0.60%          0.30%       331,692   264,256   251,674
International Equity Portfolio.........    0.70%          0.40%       886,504   733,655   718,458
International Bond Portfolio...........    0.50%          0.30%       116,363    88,529    28,921
Total Return Bond Portfolio............    0.45%          0.25%       118,114    92,557    77,853
Intermediate-Term Bond Portfolio.......    0.45%          0.25%       204,308   171,571   174,005
Mortgage Backed Securities Portfolio...    0.45%          0.25%       180,534   162,873   165,691
U.S. Government Money Market
  Portfolio............................    0.25%         0.125%        23,915    25,216    18,810


     The Advisers perform all administrative functions associated with serving as Adviser to a Portfolio. Subject to the supervision and direction of the Manager and, ultimately, the Trustees, each Adviser's responsibilities are limited to managing the securities held by the portion of the Portfolio it serves in accordance with the Portfolio's stated investment objective and policies, making investment decisions for that portion of the Portfolio and placing orders to purchase and sell securities on behalf of the portion of the Portfolio it manages.

     The following sets forth certain information about each of the Advisers:

LARGE CAPITALIZATION GROWTH PORTFOLIO


     Columbus Circle Investors, Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902, serves as one of two Advisers to the Large Capitalization Growth Portfolio. Columbus Circle Investors (CCI), a Delaware partnership and a subpartnership of PIMCO Advisors L.P., is a leading institutional equity investment firm and, as of December 31, 1996, had approximately $14.2 billion in assets under management for corporate, nonprofit, government, union, and mutual fund clients.


     Oak Associates, Ltd. (Oak), 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333 serves as the other Adviser to the Large Capitalization Growth Portfolio. It began managing its portion of the

Portfolio effective November 22, 1995 in the place of Roger Engemann Management Co. who resigned. The agreement between Oak and PMF, was approved by the Portfolio's shareholders at a Special Meeting of Shareholders held on March 12, 1996.


     Oak was founded in April 1985 and has specialized in the large cap market since inception. It provides investment management services to both individual and institutional clients and, as of December 31, 1996, had more than $50 billion in assets under management. Oak is registered as an investment adviser under the Investment Advisers Act of 1940. It is a limited liability company organized under the laws of the State of Ohio. James D. Oelschlager owns a controlling interest (99%) of Oak.


LARGE CAPITALIZATION VALUE PORTFOLIO


     INVESCO Capital Management, Inc. (INVESCO), 1315 Peachtree Street, Suite 500, Atlanta, Georgia 30309, serves as one of two Advisers to the Large Capitalization Value Portfolio of the Trust. INVESCO, a Delaware corporation and member of INVESCO PLC, a global firm specializing in the management of institutional portfolios. As of December 31, 1996, the Adviser had approximately $90 billion of assets under management for clients located throughout the U.S., Europe and Japan.



     Hotchkis and Wiley, 800 West Sixth Street, Fifth Floor, Los Angeles, California 90017 is a division of the Capital Management Group of Merrill Lynch Asset Management, LP. It was established in 1980 and has specialized in the large-cap market since its inception. As of December 31, 1996, Hotchkis and Wiley had approximately $10.3 billion in assets under management for corporate, public, endowment and foundation, and mutual fund clients. Hotchkis and Wiley is the adviser or subadviser for the American AAdvantage Funds, the Hirtle Callaghan Trust and the Hotchkis and Wiley Funds.


SMALL CAPITALIZATION GROWTH PORTFOLIO


     Nicholas-Applegate Capital Management (Nicholas-Applegate), 600 West Broadway, 29th floor, San Diego, California 92101 serves as one of two Advisers to the Small Capitalization Growth Portfolio of the Trust. Nicholas-Applegate was organized in 1984 as a California limited partnership. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership controlled by Arthur E. Nicholas. Mr. Nicholas and fifteen other partners manage a staff of over 300 employees. As of December 31, 1996 the firm managed a total of approximately $31 billion of assets for a wide variety of clients, including employee benefit plans of corporations, public retirement systems and unions, university endowments, foundations and other institutional investors.



     Investment Advisers, Inc. (IAI), 3700 First Bank Place, P.O. Box 357, Minneapolis, Minnesota 55440 serves as the second Adviser in addition to Nicholas-Applegate. IAI was established in 1947 and provides investment advice to corporate, public, jointly-trusteed, endowment and foundation and mutual fund clients. As of December 31, 1996, it managed approximately $16 billion in assets.


SMALL CAPITALIZATION VALUE PORTFOLIO


     Lazard Freres Asset Management (LFAM), 30 Rockefeller Plaza, New York, New York 10020, serves as one of two Advisers to the Small Capitalization Value Portfolio of the Trust. LFAM is a division of Lazard Freres & Co. LLC, a New York limited liability company. LFAM provides investment management services to both individual and institutional clients and as of December 31, 1996, had more than $38 billion of assets under management. In addition to portfolio management, Lazard Freres provides a wide variety of investment banking and related services.



     Wood, Struthers & Winthrop Management Corp. (WSW), 277 Park Avenue, New York, New York 10172, serves as the other Adviser to the Small Capitalization Value Portfolio. It began managing its portion of the Portfolio effective April 12, 1995. WSW was founded in 1871 and has specialized in the small-cap market since 1967. It provides investment management services to both individual and institutional clients and, as of December 31, 1996, had more than $4 billion in assets under management. WSW is a subsidiary of Donaldson, Lufkin & Jenrette Securities Corporation.


INTERNATIONAL EQUITY PORTFOLIO

     LFAM serves as the Adviser to the International Equity Portfolio of the Trust and is more fully described immediately above under "Small Capitalization Value Portfolio."

INTERNATIONAL BOND PORTFOLIO


     Fiduciary International, Inc. (Fiduciary), Two World Trade Center, New York, NY 10048, serves as the Adviser to the International Bond Portfolio. Fiduciary is a wholly-owned subsidiary of Fiduciary Investment Corporation which is a wholly-owned subsidiary of Fiduciary Trust Company International (Fiduciary Trust). Fiduciary Trust was founded in 1931 and provides investment management and related services to institutions and individuals around the world. As of December 31, 1996, Fiduciary Trust had $33 billion of assets under management.


INTERMEDIATE-TERM BOND PORTFOLIO AND TOTAL RETURN BOND PORTFOLIO


     Pacific Investment Management Company (PIMCO), 840 Newport Center Drive, Newport Beach, California 92660, serves as the Adviser to the Intermediate-Term Bond Portfolio and the Total Return Bond Portfolio of the Trust. PIMCO is a subsidiary Partnership of PIMCO Advisors, L.P., a Delaware limited partnership. As of December 31, 1996, PIMCO had approximately $88.2 million of assets under management.


U.S. GOVERNMENT MONEY MARKET PORTFOLIO AND MORTGAGE BACKED SECURITIES PORTFOLIO


     Wellington Management Company, LLP (WMC), 75 State Street, Boston, Massachusetts 02109, serves as the Adviser to the U.S. Government Money Market Portfolio and the Mortgage Backed Securities Portfolio of the Trust. WMC is a Massachusetts limited liability partnership of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of December 31, 1996, WMC had approximately $133.2 billion of assets under management.

                                  DISTRIBUTOR

     Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292, acts as the distributor of the shares of the Trust.

     On October 21, 1993, PSI entered into an omnibus settlement with the Securities and Exchange Commission (SEC), state securities regulators in 51 jurisdictions and the National Association of Securities Dealers, Inc. (NASD) to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

     On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

     On October 27, 1994, Prudential Securities Group, Inc. and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director will also serve as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director will submit compliance reports which shall identify all such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

INCOME PORTFOLIOS

     Each Adviser is responsible for decisions to buy and sell securities, futures contracts and options thereon for the Portfolios, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. Brokers, dealers or futures commission merchants may receive brokerage commissions on portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker, dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law. The Income Portfolios do not normally incur any brokerage commission expense on portfolio transactions. The securities purchased by the Portfolios are generally traded on a "net" basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

EQUITY PORTFOLIOS

     Broker-dealers may receive negotiated brokerage commissions on transactions in portfolio securities, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker, dealer or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities, one of the Advisers or an affiliate thereof (an affiliated broker).

     Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Trust will not deal with an affiliated broker in any transaction in which such affiliated broker acts as principal. Thus, for example, a Portfolio will not deal with an affiliated broker/dealer acting as market maker, and it will not execute a negotiated trade with an affiliated broker/dealer if execution involves an affiliated broker/dealer acting as principal with respect to any part of the Portfolio's order.

     In placing orders for securities for the Portfolios of the Trust, each Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that an Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable under the circumstances. While an Adviser generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, an Adviser may consider research and investment services provided by brokers,dealers or futures commission merchant who effect or are parties to portfolio transactions of the Trust, an Adviser or an Adviser's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by an Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for an Adviser may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions for such other accounts, whose aggregate assets are far larger than the Trust's, and the services furnished by such brokers, dealers or futures commission merchants may be used by an Adviser in providing investment management for the Trust. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker or futures commission merchant in the light of generally prevailing rates. Each Adviser's policy is to pay brokers, dealers and futures commission merchants, other than to an affiliated broker, higher commissions for particular transactions than might be charged if a different broker had been selected, on occasions when, in an Adviser's opinion, this policy furthers the objective of obtaining best price and execution. In addition, each Adviser is authorized to pay higher commissions on brokerage transactions for the Trust to brokers, dealers and futures commission merchants, other than to an affiliated broker, in order to secure research and investment services described above, subject to review by the Trustees from time to time as to the extent and continuation of this practice. The allocation of orders among brokers, dealers and futures commission merchants and the commission rates paid are reviewed periodically by the Trustees. While such services are useful and important in supplementing its own research and facilities, the Advisers believe that the value of such services is not determinable and does not significantly reduce expenses.

     Subject to the above considerations, an affiliated broker may act as a securities broker, dealer or futures commission merchant for the Trust. In order for an affiliate of an Adviser or Prudential Securities to effect any portfolio transactions for the Trust, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow an affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not "interested" persons, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

     In accordance with Section 11(a) under the Securities Exchange Act of 1934, an affiliated broker may not retain compensation for effecting transactions on a national securities exchange for the Trust unless the Trust has expressly authorized the retention of such compensation. Section 11(a) provides that an affiliated broker must furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by such affiliated broker for transactions effected by the Trust during the applicable period. Brokerage transactions with an affiliated broker are also subject to such fiduciary standards as may be imposed by applicable law.


     The table below presents certain information regarding the payment of commissions by the Trust, including the amount of such commissions paid to Prudential Securities or any affiliate of the Trust or the Advisers for the years ended December 31, 1996, 1995 and 1994. For the years ended December 31, 1996, 1995 and 1994 the Small Capitalization Value Portfolio and International Equity Portfolio of the Trust did not pay commissions to Prudential Securities or any affiliate of the Trust or the Adviser. For the years ended December 31, 1996, 1995 and 1994, the Intermediate-Term Bond Portfolio, Total Return Bond Portfolio, Mortgage Backed Securities Portfolio and the U.S. Government Money Market Portfolio paid no brokerage commissions. The International Bond Portfolio was offered for sale as of May 17, 1994 and paid no brokerage commissions for the years ended December 31, 1996 and 1995 and the period from May 17, 1994 through December 31, 1994.



                                     LARGE                                                               SMALL
                                  CAPITALIZATION                                                      CAPITALIZATION
                                     GROWTH                     LARGE CAPITALIZATION                     GROWTH
                                   PORTFOLIO                      VALUE PORTFOLIO                      PORTFOLIO
                                  ------------     ----------------------------------------------     ------------
                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                  DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                      1996             1996             1995             1994             1995
                                  ------------     ------------     ------------     ------------     ------------
Total brokerage commissions
 paid by the Trust............      $ 21,836         $116,061         $231,159         $ 88,180         $446,917
Total brokerage commissions
  paid to Prudential
  Securities or affiliates of
  the Trust or the Advisers...      $  1,182         $  5,910         $ 28,400         $ 22,878         $ 20,058
Percentage of total brokerage
  commissions paid to
  Prudential Securities or
  affiliates of the Trust or
  the Advisers................           5.4%             5.1%            12.2%            25.9%             4.5%
Percentage of the aggregate
  dollar amount of portfolio
  transactions involving the
  payment of commissions
  through Prudential
  Securities or affiliates of
  the Trust or the Advisors...           7.0%             4.6%            12.8%            25.6              7.0%



     Of the total brokerage commissions paid during the year ended December 31, 1996, the Large Capitalization Growth Portfolio and the Larger Capitalization
Value Portfolio paid $          (  %) and $          (  %), respectively, to
firms which provided research, statistical or other services to the Advisers. The Advisers have not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

                       PURCHASE AND REDEMPTION OF SHARES

     Shares of the Portfolio may be purchased at a price equal to the next determined net asset value per share.

SPECIMEN PRICE MAKE-UP

     Using the net asset value of each portfolio at December 31, 1996, the maximum offering price of the Portfolios' shares are as follows:

                   LARGE            LARGE            SMALL            SMALL                                          TOTAL
               CAPITALIZATION   CAPITALIZATION   CAPITALIZATION   CAPITALIZATION   INTERNATIONAL   INTERNATIONAL    RETURN
                   GROWTH           VALUE            GROWTH           VALUE           EQUITY           BOND          BOND
                 PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO     PORTFOLIO
               --------------   --------------   --------------   --------------   -------------   -------------   ---------
Net asset
 value,
 offering
 price and
 redemption
 price........     $12.97           $13.97           $14.93           $15.22          $ 14.82         $ 10.17       $  10.28
                   ======           ======           ======           ======           ======          ======         ======

                                MORTGAGE    U.S. GOV'T
                INTERMEDIATE     BACKED       MONEY
                 TERM BOND     SECURITIES     MARKET
                 PORTFOLIO     PORTFOLIO    PORTFOLIO
                ------------   ----------   ----------
               <
Net asset
 value,
 offering
 price and
 redemption
 price........     $10.30        $10.21       $ 1.00
                   ======        ======       ======

                         SHAREHOLDER INVESTMENT ACCOUNT

     The Trust makes available to its shareholders the following privileges and plans:

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

     For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of each of the Portfolios at net asset value per share on the payment date, unless the Trustees determine otherwise. An investor may direct Prudential Securities in writing not less than five full business days prior to the payment date to have subsequent dividends and/or distributions paid in cash rather than reinvested. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at net asset value by returning the check or the proceeds to Prudential Securities within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by Prudential Securities.

DOLLAR COST AVERAGING

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

                     PERIOD OF
                      MONTHLY
                   INVESTMENTS:          $100,000     $150,000     $200,000     $250,000
            ---------------------------  --------     --------     --------     --------
            25 Years...................   $  110       $  165       $  220       $  275
            20 Years...................      176          264          352          440
            15 Years...................      296          444          592          740
            10 Years...................      555          833        1,110        1,388
             5 Years...................    1,371        2,057        2,742        3,428
            See "Automatic Savings Accumulation Plan."

---------------

(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

INDIVIDUAL RETIREMENT ACCOUNTS

     An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING(1)

                           CONTRIBUTIONS                 PERSONAL
                             MADE OVER:                  SAVINGS        IRA
                         ------------------              --------     --------
               10 years..............................    $ 26,165     $ 31,291
               15 years..............................      44,675       58,649
               20 years..............................      68,109       98,846
               25 years..............................      97,780      157,909
               30 years..............................     135,346      244,692

---------------

(1) The chart is for illustrative purposes only and does not represent the performance of the Trust or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.

     SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders of the Trust through Prudential Securities. Pursuant to the withdrawal plan, a shareholder may receive monthly or quarterly checks in any amount up to the value of his or her shares in the Trust.

     The shareholder must instruct Prudential Securities of the amount which he or she wishes to withdraw under the Plan, whether such withdrawal should occur monthly or quarterly, and which Target Portfolios should be redeemed in order to satisfy the request. Prudential Securities will then redeem, monthly or quarterly as applicable, sufficient full and fractional shares of the applicable Target Portfolios to provide for the amount of the periodic withdrawal payment. The Plan may be terminated at any time and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days notice to the shareholder. Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. Each shareholder should consult his or her tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan. Retirement plan shareholders should also consult with their plan sponsor to determine if their retirement plan would permit the shareholder to participate in the systematic withdrawal plan.

                                NET ASSET VALUE

     Under the Investment Company Act, the Trustees are responsible for determining in good faith the fair value of securities of each Portfolio. In accordance with procedures adopted by the Trustees, the value of securities for which the primary market is on an exchange shall be valued at the last sales prices on that exchange on the day of valuation or, if there was no sale on such day, the average of readily available closing bid and asked prices on such day. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Trustees. The value of U.S. Government security for which quotations are available shall be valued at a price provided by an independent broker/dealer or pricing service. Pricing services consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations.

     Securities that are actively traded in the over-the-counter market including listed securities for which the primary market is believed by the Manager in consultation with the appropriate Adviser to be over-the-counter are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker. Securities issued in private placements are valued at the mean between the bid and asked prices provided by primary market dealers. Private placement securities for which no bid and asked prices are available and other securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the investment adviser under procedures described above. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Trustees not to represent fair value. Short-term securities with remaining maturities of 60 days or more, for which market quotations are readily available, are valued at their current market quotations as provided by an independent broker/dealer or pricing service. Options on securities that are listed on an exchange and futures contracts and options thereon traded on a commodities exchange or board of trade shall be valued at the last sale price at the close of trading of the applicable exchange or board of trade or, if there was no sale on the applicable exchange or board of trade, at the average of quoted bid and asked prices as of the close of such exchange or board of trade. Over-the-counter options are valued at the mean between bid and asked prices provided by a dealer. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained by a recognized bank or dealer. Forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts.

     Each Portfolio other than the U.S. Government Money Market Portfolio will compute its net asset value at 4:15 P.M., New York time on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Portfolio shares have been received or days on which changes in the value of the Portfolio's securities holdings do not affect net asset value. The U.S. Government Money Market Portfolio will compute its net asset value at 4:30 P.M., New York time on such days. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time.

     The U.S. Government Money Market Portfolio uses the amortized cost method to determine the value of its portfolio securities. The amortized cost method involved valuing a security at its cost and amortizing any discount or premium over the period until maturity. The method does not take into account unrealized capital gains and losses which may result from the effect of fluctuating interest rates on the market value of the security.

     The U.S. Government Money Market Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases instruments having remaining maturities of thirteen months or less and invests only in securities determined by the investment adviser under the supervision of the Trustees to present minimal credit risks and to be of "eligible quality" in accordance with regulations of the Securities and Exchange Commission. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's securities holdings by the Trustees, at such intervals as it may deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Trustees will take such corrective action which they regard as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, the withholding of dividends, redemptions of shares in kind, or the use of available market quotations to establish a net asset value per share.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

GENERAL


     Each Portfolio intends to continue to elect to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code for each taxable year. Accordingly, each Portfolio must, among other things, (a) derive at least 90% of its gross income (without offset for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, including, but not limited to, gains derived from options and futures on such securities or foreign currencies; (b) derive less than 30% of its gross income from gains (without offset for losses) from the sale or other disposition of certain securities or options thereon held less than three months; (c) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the value of a Portfolio's assets is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and no more than 10% of the outstanding voting securities of any such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (d) distribute to its shareholders at least 90% of its net investment income and net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) in each year. These requirements may limit a Portfolio's ability to engage in transactions (including closing transactions) involving options on securities, interest rate futures and options thereon.



     As a regulated investment company, each Portfolio will not be subject to federal income tax on its net investment income and capital gains, if any, that it distributes to its shareholders. Distributions of net investment income and net short-term capital gains will be taxable to the shareholder at ordinary income rates regardless of whether the shareholder receives such distributions in additional shares or in cash. To the extent a Portfolio's income is derived from certain dividends received from domestic corporations, a portion of the dividends paid to corporate shareholders of the Portfolio will be eligible for the 70% dividends received deduction. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains regardless of how long the investor has held his or her shares. However, if a shareholder holds shares in a Portfolio for not more than six months, then any loss recognized on the sale of such shares will be treated as long-term capital loss to the extent any distribution on the shares was treated as long-term capital gain. Shareholders will be notified annually by the Trust as to the federal tax status of distributions made by a Portfolio of the Trust. A 4% nondeductible excise tax will be imposed on a Portfolio of the Trust to the extent a Portfolio does not meet certain distribution requirements by the end of each calendar year. Distributions may be subject to additional state and local taxes. Any distributions of net investment income or short-term capital gains made to a foreign shareholder will generally be subject to U.S. withholding tax of 30% (or a lower treaty rate if applicable to such shareholder). See "Taxes, Dividends and Distributions" in the Prospectus.

ORIGINAL ISSUE DISCOUNT

     A Portfolio may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the Portfolio and therefore is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount income earned by the Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements.

OPTIONS AND FUTURES TRANSACTIONS

     In addition, under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by a Portfolio will be required to be "marked-to-market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions may be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

CURRENCY FLUCTUATIONS


     Gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, distributions made by the Portfolio during the year would be characterized as a return of capital to shareholders, reducing each shareholder's basis in their shares.


FOREIGN WITHHOLDING

     Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Portfolio will be subject, since the amount of the Portfolio's assets to be invested in various countries is not known. Except in the case of the International Equity Portfolio and the International Bond Portfolio, it is not anticipated that any Portfolio will qualify to pass-through to the shareholders the ability to claim as a foreign tax credit the foreign taxes paid by a Portfolio.

BACKUP WITHHOLDING

     With limited exceptions, each Portfolio is required to withhold federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Trust with their correct taxpayer identification number or to make required certification or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Any amounts withheld may be credited against a shareholder's federal income tax liability.

OTHER TAXATION

     Distributions may also be subject to state, local and foreign taxes depending on each shareholder's particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Trust.

                            PERFORMANCE INFORMATION

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

     CURRENT YIELD AND EFFECTIVE YIELD


     The Trust may from time to time advertise the current yield and effective annual yield of the U.S. Government Money Market Portfolio calculated over a 7-day period. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares but excluding any capital changes divided by the value of the account at the beginning of the base period. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the portfolio, and its operating expenses. The Portfolio may also prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized 7-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The seven-day yield and effective yield for the U.S. Government Money Market Portfolio as of December 31, 1996 were 4.43% and 4.53%, respectively.



                                                        365/7
               Effective Yield = [(base period return+1)     ]-1]



OTHER PORTFOLIOS


     YIELD

     The Trust may from time to time advertise the yield of a Portfolio as calculated over a 30-day period. This yield will be computed by dividing a Portfolio's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. The average number of shares used in determining the net investment income per share will be the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. In accordance with regulations of the Securities and Exchange Commission, income will be computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all expenses incurred during the period, which include management and distribution fees. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described in the Prospectus. Yield is calculated according to the following formula:



                             a - b     6
                 YIELD = 2[(------- +1)  - 1]
                              cd




Where: a    =    dividends and interest earned during the period.
       b    =    expenses accrued for the period (net of reimbursements).
       c    =    the average daily number of shares outstanding during the period that were entitled to receive dividends.
       d    =    the maximum offering price per share on the last day of the period.


     The yield for the 30 day period ended December 31, 1996 for each of the International Bond, Total Return Bond, Intermediate-Term Bond and Mortgage Backed Securities Portfolios was 5.29%, 5.73%, 5.68%, and 7.01%, respectively.


     A Portfolio's yield fluctuates, and an annualized yield quotation is not a representation by a Portfolio as to what an investment in the Portfolio will actually yield for any given period. Yields for a Portfolio will vary based on a number of factors including changes in net asset value, market conditions, the level of interest rates and the level of income and expenses.

     AVERAGE ANNUAL TOTAL RETURN

     The Trust may from time to time advertise the average annual total return of a Portfolio. Average annual total return is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1++T)(n) = ERV

Where:  P    =    a hypothetical initial payment of $1000.
        T    =    average annual total return.
        n    =    number of years.

        ERV = Ending Redeemable value of at the end of the 1, 5 or 10 year periods (or fractional portion thereof) a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

     The average annual total returns for the one year period ended December 31, 1996 and the period since inception (January 5, 1993) for each Portfolio except the International Bond Portfolio which commenced operation May 17, 1994 are set forth below:


                                      ONE YEAR ENDED
                                       DECEMBER 31,                SINCE INCEPTION
                                           1996          -----------------------------------
                                      --------------                        SUBSIDY ADJUSTED
                                      AVERAGE ANNUAL     AVERAGE ANNUAL      AVERAGE ANNUAL
             PORTFOLIO                 TOTAL RETURN       TOTAL RETURN        TOTAL RETURN
------------------------------------  --------------     --------------     ----------------
Large Capitalization Growth
  Portfolio.........................       19.29%              9.16%              9.16%
Large Capitalization Value
  Portfolio.........................       17.39%             11.61%             11.61%
Small Capitalization Growth
  Portfolio.........................       17.11%             12.86%             12.84%
Small Capitalization Value
  Portfolio.........................       20.03%             12.60%             12.58%
International Equity Portfolio......       13.53%             13.58%             13.58%
International Bond Portfolio........        3.41%              6.33%              6.21%
Total Return Bond Portfolio.........        3.97%              6.45%              6.27%
Intermediate-Term Bond Portfolio....        4.17%              6.03%              6.00%
Mortgage Backed Securities
  Portfolio.........................        4.50%              6.31%              6.21%


     AGGREGATE TOTAL RETURN

     The Trust may from time to time advertise the aggregate total return of a Portfolio. A Portfolio's aggregate total return figures represent the cumulative change in the value of an investment in the Portfolio for the specified period and are computed by the following formula:

                                     ERV-P
                                  -----------
                                       P

Where:  P    =    a hypothetical initial payment of $1000.

         ERV = ending redeemable value at the end of the 1, 5 or 10 year periods
               (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

     The aggregate total returns for each portfolio for the one year period ended December 31, 1996 and the period since inception (January 5, 1993) are set forth below:


                                                      ONE YEAR
                                                       ENDED
                                                    DECEMBER 31,              SINCE INCEPTION
                                                        1996         ---------------------------------
                                                    ------------                      SUBSIDY ADJUSTED
                                                     AGGREGATE        AGGREGATE          AGGREGATE
                    PORTFOLIO                       TOTAL RETURN     TOTAL RETURN       TOTAL RETURN
--------------------------------------------------  ------------     ------------     ----------------
Large Capitalization Growth
  Portfolio.......................................      21.09%           50.55%             50.55%
Large Capitalization Value Portfolio..............      19.17%           64.51%             64.51%
Small Capitalization Growth
  Portfolio.......................................      18.88%           71.96%             71.84%
Small Capitalization Value Portfolio..............      21.75%           70.40%             70.29%
International Equity Portfolio....................      15.25%           76.35%             76.35%
International Bond Portfolio......................       4.45%           20.62%             20.27%
Total Return Bond Portfolio.......................       5.02%           33.53%             32.62%
Intermediate-Term Bond Portfolio..................       5.22%           31.45%             31.32%
Mortgage Backed Securities
  Portfolio.......................................       5.56%           32.81%             32.29%


     Comparative performance information may be used from time to time in advertising or marketing the Portfolio shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., Donoghue's Money Fund Report, The Bank Rate Monitor, other industry publications, business periodicals and market indices.

     The following charts reflect the effect of taxes and inflation on an investment in cash equivalent securities during the period 1987 to 1991 and the average annual return for certain types of investments over varying holding periods.

SAVING IS NO LONGER ENOUGH:
THE COMBINED EFFECTS OF INFLATION AND TAXES

     EROSION OF A $10,000 INVESTMENT OVER 5 YEARS.

     Initial Investment.......................................................   $10,000

     Invest for 5 years (1987-1991) in Cash Equivalents.
     Average return=46.7%.....................................................    +3.838
                                                                                 -------

                                                                                  13,838

     Income tax paid on interest..............................................    -1,427

                                                                                  12,411
                                                                                 -------

     Adjust for inflation: 5-year average=44.5%...............................    -2,464
                                                                                 -------

                                                                                 $ 9,947
                                                                                 =======
THIS INVESTOR RECEIVED A REAL AFTER-TAX RETURN OF -0.1%

                Time is on your side: Reduction of risk overtime

                           GRAPH TO BE PASTED IN HERE

                  Each Bar shows the range of compound average
                    annual returns for the specified holding
                       period of each type of investment.

             Past performance is not indicative of future results.

                   Source: Ibbotson Associates, Inc., Chicago

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                          AND INDEPENDENT ACCOUNTANTS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Trust's portfolio securities and cash, and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Trust.


     Prudential Mutual Fund Service LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Trust. It is a wholly-owned subsidiary of PMF. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications and other costs. In addition, the Trust may pay fees for recordkeeping services in respect of certain eligible defined benefit plan investors. For the fiscal year ended December 31, 1996, the Fund incurred the following fees for the services of PMFS.



                                    PORTFOLIO
----------------------------------------------------------------------------------
Large Capitalization Growth Portfolio.............................................  $93,300
Large Capitalization Value Portfolio..............................................   93,300
Small Capitalization Growth Portfolio.............................................   93,100
Small Capitalization Value Portfolio..............................................   88,300
International Equity Portfolio....................................................   93,300
International Bond Portfolio......................................................   32,200
Total Return Bond Portfolio.......................................................   36,400
Intermediate-Term Bond Portfolio..................................................   40,400
Mortgage Backed Securities Portfolio..............................................   49,700
U.S. Government Money Market Portfolio............................................    7,400



     Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, served as the Trust's independent accountants for the fiscal year ended December 31, 1996 and in that capacity audited the Trust's annual financial statements. Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036 currently serves as the Trust's independent accountants and, in that capacity, will audit the Trust's annual financial statements.

               THE TARGET PORTFOLIO TRUST
               Large Capitalization Growth
               Portfolio
               Portfolio of Investments
               December 31, 1996

                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)
                LONG-TERM INVESTMENTS--97.1%
                Common Stocks--97.1%
                Aerospace--3.7%
    38,500      Boeing Co..................  $  4,095,438
    28,800      Honeywell, Inc.............     1,893,600
    24,200      Lockheed Martin Corp.......     2,214,300
                                             ------------
                                                8,203,338
                                             ------------
                Apparel & Textiles--0.7%
    24,700      NIKE, Inc..................     1,475,825
                                             ------------
                Auto Parts--0.5%
    44,200      AutoZone, Inc.*............     1,215,500
                                             ------------
                Banks--4.2%
    27,000      Citicorp...................     2,781,000
    65,700      NationsBank Corp...........     6,422,175
                                             ------------
                                                9,203,175
                                             ------------
                Business Services--0.9%
    43,600      CUC International Inc.*....     1,035,500
    35,600      Service Corp.
                  International............       996,800
                                             ------------
                                                2,032,300
                                             ------------
                Chemicals--0.8%
    43,600      IMC Global, Inc............     1,705,850
                                             ------------
                Computers & Business Equipment--15.3%
   100,000      3Com Corp.*................     7,337,500
    53,600      Apple Computer, Inc........     1,118,900
   143,000      Bay Networks, Inc.*........     2,985,125
    29,600      Cabletron Systems, Inc.*...       984,200
   149,900      Cisco Systems, Inc.*.......     9,537,387
    71,000      Compaq Computer Corp.......     5,271,750
     9,300      International Business
                  Machines Corp............     1,404,300
   200,000      Sun Microsystems, Inc.*....     5,137,500
                                             ------------
                                               33,776,662
                                             ------------
                Cosmetics & Toiletries--1.0%
    18,600      Avon Products, Inc........  $ 1,062,525
    13,500      Gillette Co...............    1,049,625
                                            -----------
                                              2,112,150
                                            -----------
                Drugs & Healthcare--12.7%
    52,800      American Home Products
                  Corp....................    3,095,400
    35,100      Cardinal Health, Inc......    2,044,575
    59,800      Columbia/HCA Healthcare
                  Corp....................    2,436,850
    80,300      Johnson & Johnson Co......    3,994,925
    19,600      Lilly (Eli) & Co..........    1,430,800
    22,000      Medtronic, Inc............    1,496,000
    78,000      Merck & Co., Inc..........    6,181,500
    88,000      Pfizer Inc................    7,293,000
                                            -----------
                                             27,973,050
                                            -----------
                Electronics--10.5%
    42,800      Adaptec Inc...............    1,712,000
    82,300      Ascend Communications,
                  Inc.*...................    5,112,887
    10,000      Aspect Telecommunications
                  Corp.*..................      635,000
   106,000      Linear Technology Corp....    4,650,750
   100,000      Maxim Integrated Products,
                  Inc.*...................    4,325,000
    45,000      Motorola, Inc.............    2,761,875
   110,000      Xilinx Inc.*..............    4,049,375
                                            -----------
                                             23,246,887
                                            -----------
                Financial Services--3.8%
    38,200      Associates First Capital
                  Corp....................    1,685,575
    34,100      Chase Manhattan Corp......    3,043,425
    57,700      Green Tree Financial
                  Corp....................    2,228,663
    17,500      Merrill Lynch & Co., Inc..    1,426,250
                                            -----------
                                              8,383,913
                                            -----------
                Gas & Pipeline Utilities--0.8%
    33,900      Sonat Inc.................    1,745,850
                                            -----------
                Hotels & Restaurants--1.1%
    91,700      Hilton Hotels Corp........    2,395,663
                                            -----------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 46

                                                 VALUE
 SHARES                DESCRIPTION             (NOTE 1)
                Industrial Machinery--2.2%
   136,000      Applied Materials, Inc.*...    $  4,887,500
                                               ------------
                Insurance--3.8%
    57,900      Allstate Corporation.......       3,350,962
    47,000      American International
                  Group, Inc...............       5,087,750
                                               ------------
                                                  8,438,712
                                               ------------
                Leisure--0.6%
    18,200      Disney (Walt) Co...........       1,267,175
                                               ------------
                Oil & Gas--2.3%
    12,700      Atlantic Richfield Co......       1,682,750
    28,900      Burlington Resources, Inc..       1,455,838
    13,600      Transocean Offshore Inc....         851,700
    45,400      USX - Marathon Group.......       1,083,925
                                               ------------
                                                  5,074,213
                                               ------------
                Paper--0.9%
    21,200      Kimberly-Clark Corp........       2,019,300
                                               ------------
                Petroleum Services--1.5%
    33,200      Schlumberger Ltd...........       3,315,850
                                               ------------
                Retail Grocery--1.0%
    51,200      Safeway Inc................       2,188,800
                                               ------------
                Retail Trade--3.9%
    21,000      Home Depot, Inc............       1,052,625
    70,800      Price / Costco, Inc.*......       1,778,850
    99,100      Staples, Inc.*.............       1,789,994
    42,600      TJX Companies Inc..........       2,018,175
    66,900      Toys 'R' Us, Inc.*.........       2,007,000
                                               ------------
                                                  8,646,644
                                               ------------
                Semiconductors & Equipment--9.2%
   170,000      Atmel Corp.*...............       5,631,250
   105,100      Intel Corp.................      13,761,531
    37,400      LSI Logic Corp.*...........       1,000,450
                                               ------------
                                                 20,393,231
                                               ------------
                Software & Services--9.3%
    30,900      Computer Associates             $ 1,537,275
                  International, Inc......
    74,384      First Data Corp...........        2,715,016
    44,000      HBO & Co..................        2,612,500
    91,000      Microsoft Corp.*..........        7,518,875
    29,000      Netscape Communications
                  Corp....................        1,649,375
    90,000      Parametric Technology
                  Corp.*..................        4,623,750
                                                -----------
                                                 20,656,791
                                                -----------
                Telecommunication--6.4%
    53,700      Lucent Technologies Inc...        2,483,625
    30,400      Qualcomm, Inc.............        1,212,200
    94,300      U.S. Robotics Corp........        6,789,600
   136,500      WorldCom Inc.*............        3,557,531
                                                -----------
                                                 14,042,956
                                                -----------
                Total common stocks
                (cost $167,156,566).......      214,401,335
                                                -----------
                SHORT-TERM INVESTMENTS--2.7%
Principal
  Amount
  (000)         Repurchase Agreement--2.7%
----------
$    5,971      State Street Bank & Trust
                  Co., 4.00%, dated 12/31/96,
                  due 1/2/97 in the amount
                  of $5,972,327 (cost
                  $5,971,000: value of
                  collateral including
                  accrued interest
                  $6,253,899).............        5,971,000
                                                -----------
                Total short-term
                  investments
                  (cost $5,971,000).......        5,971,000
                                                -----------
                Total Investments--99.8%
                (cost $173,127,566).......      220,372,335
                Other assets in excess of
                liabilities--0.2%.........          410,094
                                                -----------
                Net Assets--100%..........     $220,782,429
                                                -----------
                                                -----------

---------------
* Non-income producing.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 46

               THE TARGET PORTFOLIO TRUST
               Large Capitalization Value
               Portfolio
               Portfolio of Investments
               December 31, 1996

                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)
                LONG-TERM INVESTMENTS--97.6%
                Common Stocks--97.6%
                Aerospace--2.6%
    22,000      Boeing Co..................  $  2,340,250
    24,450      Lockheed Martin Corp.......     2,237,175
    16,000      Northrop Grumman Corp......     1,324,000
                                             ------------
                                                5,901,425
                                             ------------
                Agriculture Machinery--1.5%
    39,500      Deere & Co.................     1,604,687
    82,000      New Holland NV.............     1,711,750
                                             ------------
                                                3,316,437
                                             ------------
                Agriculture Products--0.8%
    78,750      Archer-Daniels Midland
                  Co.......................     1,732,500
                                             ------------
                Aluminum--1.7%
    52,000      Aluminum Company of
                  America..................     3,315,000
    11,000      Reynolds Metals Co.........       620,125
                                             ------------
                                                3,935,125
                                             ------------
                Apparel & Textiles--2.4%
    35,000      Reebok International,
                  Ltd......................     1,470,000
    45,000      Russell Corp...............     1,338,750
   115,000      Shaw Industries, Inc.......     1,351,250
    40,000      Unifi, Inc.................     1,285,000
                                             ------------
                                                5,445,000
                                             ------------
                Auto Parts--1.3%
    50,000      Dana Corp..................     1,631,250
    30,000      Genuine Parts Co...........     1,335,000
                                             ------------
                                                2,966,250
                                             ------------
                Automobiles--3.7%
   142,000      Ford Motor Co..............     4,526,250
    70,000      General Motors Corp........     3,902,500
                                             ------------
                                                8,428,750
                                             ------------
                Banks--9.8%
   105,000      Ahmanson (H.F.) & Co......  $ 3,412,500
     9,000      BankAmerica Corp..........      897,750
    40,000      Boatmen's Bancshares......    2,580,000
     9,060      Chase Manhattan Corp......      808,605
    11,000      Comerica, Inc.............      576,125
     9,600      First America Bank Corp...      577,200
    45,000      First Chicago Nbd Corp....    2,418,750
    75,000      Great Western Financial
                  Corp....................    2,175,000
    27,000      Keycorp...................    1,363,500
    72,000      National City Corp........    3,231,000
    22,000      NationsBank Corp..........    2,150,500
     8,500      Signet Banking Corp.......      261,375
    35,000      Wachovia Corp.............    1,977,500
                                            -----------
                                             22,429,805
                                            -----------
                Brewery--1.7%
    98,600      Anheuser Busch Cos.,
                  Inc.*...................    3,944,000
                                            -----------
                Chemicals--2.8%
    36,000      Dow Chemical Co...........    2,821,500
    21,000      Du Pont (E.I.) De Nemours
                  & Co....................    1,981,875
     6,700      Eastman Chemical Co.......      370,175
    20,000      Great Lakes Chemical Corp.      935,000
     8,785      Millennium Chemicals
                  Inc.*...................      155,934
                                            -----------
                                              6,264,484
                                            -----------
                Computers & Business Equipment--3.5%
    30,000      Compaq Computer Corp.*....    2,227,500
    36,000      Hewlett-Packard Co........    1,809,000
                International Business
    15,000        Machines Corp...........    2,265,000
    30,000      Pitney Bowes, Inc.........    1,635,000
                                            -----------
                                              7,936,500
                                            -----------
                Conglomerate--3.5%
    58,000      American Brands Inc.......    2,878,250
    25,000      Dover Corp................    1,256,250
   223,000      Hanson PLC (ADR)..........    1,505,250
    25,000      Textron, Inc..............    2,356,250
                                            -----------
                                              7,996,000
                                            -----------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 46

                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)
                Domestic Oil--1.5%
    16,000      Atlantic Richfield Co......  $  2,120,000
    50,000      USX - Marathon Group.......     1,193,750
                                             ------------
                                                3,313,750
                                             ------------
                Drugs & Healthcare--8.7%
    32,500      Abbott Laboratories........     1,649,375
    54,000      American Home Products
                  Corp.....................     3,165,750
    20,000      Baxter International, Inc..       820,000
    33,000      Bristol Myers Squibb Co....     3,588,750
    52,500      Columbia/HCA Healthcare
                  Corp.....................     2,139,375
    34,000      Lilly (Eli) & Co...........     2,482,000
    32,000      Merck & Co., Inc...........     2,536,000
    87,000      Mylan Laboratories.........     1,457,250
    30,000      Schering Plough Corp.......     1,942,500
                                             ------------
                                               19,781,000
                                             ------------
                Electric Utilities--6.8%
    20,000      Central & South West Corp..       512,500
    73,000      CMS Energy Corp............     2,454,625
     6,000      DTE Energy Company.........       194,250
   139,000      Edison International.......     2,762,625
    21,000      General Public Utilities
                  Corp.....................       706,125
    20,000      Illinova Corp..............       550,000
    50,000      New York State Electric &
                  Gas Corp.................     1,081,250
   109,300      Niagara Mohawk Power Corp..     1,079,337
    45,000      PECO Energy Co.............     1,136,250
    40,000      Public Service Enterprise
                  Group Inc................     1,090,000
    80,000      Southern Co................     1,810,000
    80,000      Unicom Corp................     2,170,000
                                             ------------
                                               15,546,962
                                             ------------
                Electrical Equipment--1.5%
    20,000      Emerson Electric Co.*......     1,935,000
    15,000      General Electric Co........     1,483,125
                                             ------------
                                                3,418,125
                                             ------------
                Electronics--1.6%
    40,000      Raytheon Co................     1,925,000
    27,000      Rockwell International
                  Corporation New..........     1,643,625
                                             ------------
                                                3,568,625
                                             ------------
                Financial Services--2.9%
    17,000      Beneficial Corp...........  $ 1,077,375
                Federal National Mortgage
   104,000        Association.............    3,874,000
    18,000      Household International,
                  Inc.....................    1,660,500
                                            -----------
                                              6,611,875
                                            -----------
                Food & Beverages--2.4%
    52,500      Heinz (H.J.) Co...........    1,876,875
    50,000      PepsiCo, Inc..............    1,462,500
    60,000      Tyson Foods, Inc..........    2,055,000
                                            -----------
                                              5,394,375
                                            -----------
                Forest Products--2.5%
    16,000      Georgia-Pacific Corp......    1,152,000
    25,000      Kimberly-Clark Corp.......    2,381,250
    47,000      Weyerhaeuser Co...........    2,226,625
                                            -----------
                                              5,759,875
                                            -----------
                Gas & Pipeline Utilities--0.4%
    27,000      Eastern Enterprises.......      955,125
                                            -----------
                Household Appliances & Home
                  Furnishings--1.3%
    70,000      Maytag Corp...............    1,382,500
    36,000      Whirlpool Corp............    1,678,500
                                            -----------
                                              3,061,000
                                            -----------
                Insurance--6.6%
    55,000      American General Corp.....    2,248,125
    27,000      Aon Corp..................    1,677,375
    10,000      General Reinsurance Corp..    1,577,500
    30,000      Jefferson-Pilot Corp......    1,698,750
    22,000      Lincoln National Corp.....    1,155,000
    19,000      Marsh & Mclennan Cos.,
                  Inc.....................    1,976,000
    55,000      SAFECO Corp...............    2,169,062
    11,000      St. Paul Cos, Inc.........      644,875
    14,000      Transamerica Corp.........    1,106,000
    23,000      USLIFE Corp...............      764,750
                                            -----------
                                             15,017,437
                                            -----------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 46

               THE TARGET PORTFOLIO TRUST
               Large Capitalization Value
               Portfolio (cont'd)
               Portfolio of Investments
               December 31, 1996

                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)
                International Oil--4.7%
    25,000      Amoco Corp.................  $  2,012,500
    30,000      Chevron Corp...............     1,950,000
    31,000      Exxon Corp.................     3,038,000
    50,000      Repsol S.A. (ADR)..........     1,906,250
    11,000      Royal Dutch Petroleum Co...     1,878,250
                                             ------------
                                               10,785,000
                                             ------------
                Mining--0.6%
    21,300      Phelps Dodge Corp..........     1,437,750
                                             ------------
                Miscellaneous--1.0%
    52,000      Tenneco Incorporated New...     2,346,500
                                             ------------
                Paper--2.1%
    59,999      International Paper Co.....     2,422,460
    25,000      Union Camp Corp............     1,193,750
    37,500      Westvaco Corp..............     1,078,125
                                             ------------
                                                4,694,335
                                             ------------
                Petroleum Services--0.2%
     7,900      Ashland, Inc...............       346,613
     7,000      Ultramar Diamond Shamrock..       221,375
                                             ------------
                                                  567,988
                                             ------------
                Pollution Control--1.9%
   115,300      Browning Ferris Industries,
                  Inc......................     3,026,625
    40,000      WMX Technologies, Inc......     1,305,000
                                             ------------
                                                4,331,625
                                             ------------
                Publishing--0.2%
    16,000      Dun & Bradstreet Corp......       380,000
                                             ------------
                Railroads & Equipment--1.3%
     8,100      Conrail, Inc...............       806,963
    35,000      Illinois Central Corp......     1,120,000
    12,000      Norfolk Southern Corp......     1,050,000
                                             ------------
                                                2,976,963
                                             ------------
                Retail Trade--2.8%
   113,800      Kmart Corp.*..............  $ 1,180,675
    41,000      May Department Stores Co..    1,916,750
    37,000      Penney (J.C.) Co., Inc....    1,803,750
    34,400      Sears Roebuck & Co........    1,586,700
                                            -----------
                                              6,487,875
                                            -----------
                Retail - Food & Restaurants--0.8%
    40,000      McDonald's Corp...........    1,810,000
                                            -----------
                Steel--0.8%
    55,000      USX-U.S. Steel Group, Inc.    1,725,625
                                            -----------
                Telephone--3.9%
    38,000      ALLTEL Corp...............    1,192,250
    63,000      AT&T Corp.................    2,740,500
    31,000      Pacific Telesis Group.....    1,139,250
                Southern New England
                  Telecommunications,
    40,000        Corp....................    1,555,000
    40,000      Telefonos de Mexico, S.A.
                  (ADR)...................    1,320,000
    31,000      U.S. West, Inc............      999,750
                                            -----------
                                              8,946,750
                                            -----------
                Tires & Rubber--0.6%
    65,000      Cooper Tire & Rubber Co...    1,283,750
                                            -----------
                Tobacco--4.0%
    64,700      Imperial Tobacco Group
                  Plc., (ADR)*............      824,925
    57,000      Philip Morris Cos., Inc...    6,419,625
    55,000      UST, Inc..................    1,780,625
                                            -----------
                                              9,025,175
                                            -----------
                Trucking & Freight Forwarding--1.2%
    80,000      Hunt J.B.Transport
                  Services, Inc...........    1,120,000
    58,000      Ryder System, Inc.........    1,631,250
                                            -----------
                                              2,751,250
                                            -----------
                Total common stocks
                (cost $168,442,491).......  222,275,011
                                            -----------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 46

 PRINCIPAL
  AMOUNT                                        VALUE
  (000)                 DESCRIPTION            (NOTE 1)
                SHORT-TERM INVESTMENTS--2.0%
                Other--2.0%
$      294      Seven Seas Money
                  Market Fund..............  $    294,347
     4,164      Seven Seas Series
                  Government Fund..........     4,163,645
                                             ------------
                Total other
                (cost $4,457,992)..........     4,457,992
                                             ------------
                Total short-term
                  investments
                (cost $4,457,992)..........     4,457,992
                                             ------------
                Total Investments--99.6%
                (cost $172,900,483)........   226,733,003
                Other assets in excess of
                liabilities--0.4%..........       972,846
                                             ------------
                Net Assets--100%...........  $227,705,849
                                             ------------
                                             ------------

---------------
* Non-income producing.
ADR--American Depository Receipts.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 46

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Growth
               Portfolio
               Portfolio of Investments
               December 31, 1996

                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)
                LONG-TERM INVESTMENTS--96.9%
                Common Stocks--96.9%
                Apparel & Textiles--4.9%
    34,600      American Eagle Outfitters..  $    272,475
    56,200      Dress Barn, Inc............       843,000
     9,000      Fila Holding SpA (ADR).....       523,125
    55,200      Finish Line, Inc.*.........     1,166,100
    46,200      Goody's Family Clothing,
                  Inc......................       825,825
    42,000      Nautica Enterprises, Inc.*.     1,060,500
    33,300      Stein Mart, Inc. *.........       674,325
    64,300      Warnaco Group, Inc.........     1,904,887
                                             ------------
                                                7,270,237
                                             ------------
                Brewery--0.3%
    47,400      Redhook Ale Brewery, Inc...       456,225
                                             ------------
                Building Products--0.5%
    18,400      Hughes Supply Inc..........       793,500
                                             ------------
                Business Services--7.4%
    28,300      Analysts International
                  Corp.....................       799,475
    37,600      Children's Comprehensive
                  Services, Inc.*..........       493,500
    44,700      Employee Solutions, Inc....       916,350
    33,600      Fiserv, Inc................     1,234,800
    63,400      GTECH Holdings Corp........     2,028,800
    33,700      International Telecomm.
                  Systems, Inc.............       817,225
    37,100      Metro Networks, Inc........       936,775
    33,600      National Education Corp.*..       512,400
    34,600      National TechTeam, Inc.....       692,000
     7,600      Robert Half International
                  Inc.*....................       261,250
    59,700      Scientific Games Holdings
                  Corp.*...................     1,596,975
    13,200      Technology Solutions Co....       547,800
                                             ------------
                                               10,837,350
                                             ------------
                Chemicals--3.2%
    35,000      Carbide / Graphite Group
                  (The), Inc...............       686,875
    79,700      Minerals Technologies,
                  Inc......................     3,267,700
    34,300      Mississippi Chemical Corp..       823,200
                                             ------------
                                                4,777,775
                                             ------------
                Communication--3.3%
    18,200      Cascade Communications
                  Corp.*..................   $ 1,003,275
    14,700      DSP Communications, Inc...       284,813
    56,000      Pairgain Technologies,
                  Inc.*...................     1,704,500
    43,100      Spectran Corp.*...........       937,425
    45,100      Xircom, Inc...............       980,925
                                             -----------
                                               4,910,938
                                             -----------
                Computers & Business Equipment--5.8%
    17,000      Cisco Systems, Inc.*......     1,081,625
    11,100      Compaq Computer Corp......       824,175
    24,000      Dell Computer Corp.*......     1,275,000
    26,900      Encad, Inc................     1,109,625
    16,800      Gateway 2000 Inc.*........       899,850
    28,500      Identix, Inc..............       233,344
    19,600      Medic Computer Systems,
                  Inc.*...................       790,125
    20,600      Sun Microsystems, Inc.*...       529,162
    86,100      Wang Laboratories, Inc....     1,743,525
                                             -----------
                                               8,486,431
                                             -----------
                Containers & Glass--0.5%
    20,400      Bemis Co., Inc............       752,250
                                             -----------
                Drugs & Healthcare--7.0%
    47,000      Biovail Corp.
                  International...........     1,204,375
    31,000      Health Management Systems,
                  Inc.....................       434,000
     6,000      Incyte Pharmaceuticals,
                  Inc.....................       309,000
    37,000      Inphynet Medical
                  Management, Inc.........       666,000
    48,900      Jones Medical Industries,
                  Inc.....................     1,790,962
    37,300      Medeva PLC (ADR)..........       629,438
    56,200      NBTY, Inc.................     1,067,800
    16,900      Oxford Health Plans, Inc.*       989,706
    30,100      Scherer (R.P.) Corp.......     1,512,525
    31,800      Sierra Health Services
                  Inc.....................       783,075
    30,000      Sybron International Corp.       990,000
                                             -----------
                                              10,376,881
                                             -----------
                Electrical Equipment--0.6%
    37,100      Park Electrochemical Corp.       844,025
                                             -----------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 46

                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)
                Electronics--5.2%
    22,300      Ascend Communications,       $  1,385,387
                  Inc.*....................
     5,100      Aspect Telecommunications
                  Corp.*...................       323,850
    14,000      Aspen Technology Corp......     1,123,500
    13,700      BMC Industries, Inc........       431,550
    35,000      DII Group, Inc.............       813,750
    57,000      Lexmark International
                  Group, Inc...............     1,574,625
    40,000      Peak Technologies Group,          480,000
                  Inc......................
    14,400      Pittway Corp...............       770,400
    62,000      Thermospectra Corp.........       759,500
                                             ------------
                                                7,662,562
                                             ------------
                Financial Services--2.9%
    22,800      Aames Financial Corp.......       817,950
    36,000      Credit Acceptance Corp.....       846,000
    19,200      Green Tree Financial Corp..       741,600
    55,600      Imperial Credit Industries,
                  Inc.*....................     1,167,600
     8,100      Student Loan Marketing
                  Association..............       754,313
                                             ------------
                                                4,327,463
                                             ------------
                Gas & Pipeline Utilities--0.5%
    41,500      Dreyfus (Louis) Natural Gas
                  Corp.....................       710,688
                                             ------------
                Homebuilders--3.1%
    68,384      Champion Enterprises, Inc.*     1,333,488
    33,700      Coachmen Industries Inc....       956,237
    25,500      Lennar Corp................       694,875
    57,250      Watsco, Inc................     1,653,094
                                             ------------
                                                4,637,694
                                             ------------
                Hotels & Restaurants--2.7%
    14,400      HFS Incorporated *.........       860,400
   136,600      Homegate Hospitality, Inc..     1,144,025
     4,200      Marriott International,           232,050
                  Inc......................
    72,900      Renaissance Hotel Group N V     1,713,150
                                             ------------
                                                3,949,625
                                             ------------
                Household Appliances & Home
                  Furnishings--0.9%
    25,600      Ethan Allen Interiors Inc..       985,600
    19,500      O'Sullivan Industries
                  Holdings, Inc............       273,000
                                             ------------
                                                1,258,600
                                             ------------
                Industrial Machinery--0.9%
     4,300      Graco, Inc................  $   105,350
    80,500      JLG Industries, Inc.......    1,288,000
                                            -----------
                                              1,393,350
                                            -----------
                Insurance--3.6%
    36,100      Capmac Holdings Inc.......    1,195,812
    19,700      Frontier Insurance Group,       753,525
                  Inc.....................
     9,850      HCC Insurance Holdings,         236,400
                  Inc.....................
    61,100      Integon Corp..............    1,084,525
    10,000      PMI Group (The), Inc......      553,750
    25,500      TIG Holdings, Inc.........      863,812
    17,700      Vesta Insurance Group,
                  Inc.....................      555,338
                                            -----------
                                              5,243,162
                                            -----------
                Leisure--1.3%
    12,900      Anchor Gaming.............      519,225
    85,000      Silicon Gaming, Inc.......    1,370,625
                                            -----------
                                              1,889,850
                                            -----------
                Manufacturing--0.6%
    52,250      Paxar Corp................      901,313
                                            -----------
                Medical & Dental Supplies--1.3%
    10,900      Hologic, Inc.*............      269,775
    20,300      Safeskin Corp.............      989,625
    34,000      Xomed Surgical Products,
                  Inc.....................      680,000
                                            -----------
                                              1,939,400
                                            -----------
                Metal--1.8%
    13,800      Mueller Industries, Inc.*.      531,300
    23,000      Oregon Metallurgical
                  Corp....................      741,750
    41,100      Wolverine Tube, Inc.......    1,448,775
                                            -----------
                                              2,721,825
                                            -----------
                Miscellaneous--1.3%
    16,900      Blyth Industries Inc......      771,063
    58,600      Metromail Corp............    1,069,450
                                            -----------
                                              1,840,513
                                            -----------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 46

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Growth
               Portfolio (cont'd)
               Portfolio of Investments
               December 31, 1996

                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)
                Office Equipment & Services--1.9%
    79,400      Danka Business Systems PLC
                  (ADR)....................  $  2,808,775
                                             ------------
                Oil & Gas Exploration--6.5%
    21,450      Chesapeake Energy Corp.*...     1,193,156
   101,700      Comstock Resources, Inc.*..     1,322,100
    33,800      Cross Timbers Oil Co.......       849,225
   131,600      Geoscience Corp............     1,710,800
    55,300      Marine Drilling Cos., Inc..     1,088,719
    35,300      Nuevo Energy Co............     1,835,600
    57,000      Reading & Bates Corp.*.....     1,510,500
                                             ------------
                                                9,510,100
                                             ------------
                Oil Field / Equipment & Services--2.0%
    19,100      Camco International, Inc...       880,988
    47,500      Roper Industries, Inc......     1,858,437
     5,500      Tidewater, Inc.............       248,875
                                             ------------
                                                2,988,300
                                             ------------
                Petroleum Services--3.4%
    20,300      Parker & Parsley Petroleum
                  Co.......................       746,025
    88,900      Petroleum Geo-Services A/S
                  (ADR)....................     3,467,100
    39,100      Veritas DGC Inc.*..........       723,350
                                             ------------
                                                4,936,475
                                             ------------
                Publishing--3.2%
   100,500      Big Flower Press Holdings,
                  Inc......................     1,884,375
     8,300      Gardner Denver Machinery
                  Inc.*....................       284,275
    15,400      Gartner Group, Inc.*.......       599,638
    32,000      Golden Books Family
                  Entert., Inc.............       356,000
   136,500      Hollinger, Inc.............     1,569,750
                                             ------------
                                                4,694,038
                                             ------------
                Retail Trade--4.1%
    27,200      Barnes & Noble, Inc.*......       734,400
     4,200      Bed Bath & Beyond, Inc.*...       101,850
    47,600      CompUSA Inc.*..............       981,750
    96,000      Heilig Meyers Co...........     1,560,000
    39,500      Ross Stores, Inc...........     1,975,000
    34,000      Tuesday Morning Corp.......       726,750
                                             ------------
                                                6,079,750
                                             ------------
                Retail/Wholesale--0.7%
    39,000      Tech Data Corp.*..........    $ 1,067,625
                                              -----------
                Semiconductors & Equipment--0.6%
    18,100      Vitesse Semiconductor
                  Corp.*..................        823,550
                                              -----------
                Software--8.6%
    50,500      3Do Company...............        243,031
    22,950      Cadence Design Systems,           912,263
                  Inc.*...................
                Computer Associates
    17,550        International, Inc......        873,113
    16,400      Compuware Corp.*..........        822,050
   132,100      Decisionone Corp..........      2,179,650
    14,800      HBO & Co..................        878,750
    35,300      Hyperion Software Corp....        750,125
    20,900      Manugistics Group, Inc....        830,775
    45,562      McAfee Associates, Inc.*..      2,004,728
    50,000      Memco Software Ltd........        881,250
    17,400      Microchip Technology, Inc.        885,225
    24,200      Peoplesoft, Inc.*.........      1,160,087
    12,000      Reynolds & Reynolds Co....        312,000
                                              -----------
                                               12,733,047
                                              -----------
                Steel--1.7%
    11,300      Shaw Group Inc............        264,138
    65,000      Shiloh Industries, Inc....      1,056,250
    58,500      Steel Dynamics, Inc.......      1,118,812
                                              -----------
                                                2,439,200
                                              -----------
                Telephone--0.3%
    22,900      LCI International, Inc.*..        492,350
                                              -----------
                Toys & Amusements--0.5%
    38,900      Equity Marketing Inc......        719,650
                                              -----------
                Transportation--3.8%
    53,500      Coach USA, Inc............      1,551,500
    69,500      Landstar Systems, Inc.....      1,615,875
    41,500      Offshore Logistics, Inc...        804,062
    51,300      Teekay Shipping Corp......      1,680,075
                                              -----------
                                                5,651,512
                                              -----------
                Total common stocks
                (cost $115,034,187).......    142,926,029
                                              -----------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 46

 PRINCIPAL
  AMOUNT                                        VALUE
  (000)                 DESCRIPTION            (NOTE 1)
                SHORT-TERM INVESTMENTS--1.1%
                Other--1.1%
$      178      Seven Seas Money Market
                  Fund.....................  $    178,307
     1,434      Seven Seas Series
                  Government Fund..........     1,434,495
                                             ------------
                Total other
                  (cost $1,612,802)........     1,612,802
                                             ------------
                Total short-term
                  Investments
                  (cost $1,612,802)........     1,612,802
                                             ------------
                Total Investments--98.0%
                (cost $116,646,989)........   144,538,831
                Other assets in excess of
                  liabilities--2.0%........     2,930,444
                                             ------------
                Net Assets--100%...........  $147,469,275
                                             ------------
                                             ------------

------------------
* Non-income producing.
ADR--American Depository Receipt.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 46

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Value
               Portfolio
               Portfolio of Investments
               December 31, 1996

                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)
                LONG-TERM INVESTMENTS--96.2%
                Common Stocks--96.2%
                Aerospace--2.2%
    28,200      AAR Corp...................  $    853,050
    15,300      Alliant Techsystems, Inc...       841,500
    44,400      Martin Marietta Materials,
                  Inc......................     1,032,300
                                             ------------
                                                2,726,850
                                             ------------
                Airlines--0.6%
    31,800      USAir Group Inc.*..........       743,325
                                             ------------
                Apparel & Textiles--1.9%
    36,500      Interface, Inc.............       734,563
    24,900      Unitog Co. (New)...........       678,525
    33,700      Warnaco Group, Inc.........       998,362
                                             ------------
                                                2,411,450
                                             ------------
                Auto Parts--1.0%
    15,600      Borg-Warner Automotive,
                  Inc......................       600,600
    44,900      Standard Motor Products,
                  Inc......................       622,988
                                             ------------
                                                1,223,588
                                             ------------
                Auto Related--2.7%
    32,000      Amcast Industrial Corp.....       792,000
    23,800      First Brands Corp..........       675,325
    24,800      Modine Manufacturing Co....       663,400
    40,680      Myers Industries, Inc......       686,475
    20,800      Smith AO Corp..............       621,400
                                             ------------
                                                3,438,600
                                             ------------
                Banks--5.9%
    38,300      First American Corp........     2,207,037
    22,900      First Commerce Corp........       890,237
    18,500      Firstmerit Corp............       656,750
    28,200      Long Island Bancorp, Inc...       987,000
    37,300      ML Bancorp, Inc............       526,863
    27,800      North Fork Bancorp, Inc....       990,375
    27,900      People's Bank..............       805,613
    13,200      Susquehanna Bancshares,
                  Inc......................       457,050
                                             ------------
                                                7,520,925
                                             ------------
                Broadcasting--0.8%
    39,200      International Cabletel,
                  Inc.....................  $   989,800
                                            -----------
                Building & Construction--4.1%
    20,100      Carlisle Co., Inc.........    1,216,050
    26,650      Clarcor, Inc..............      589,631
    27,800      Donaldson Co., Inc........      931,300
    52,600      Lydall, Inc.*.............    1,183,500
    29,150      Osmonics, Inc.*...........      641,300
    32,400      Regal Beloit Corp.........      635,850
                                            -----------
                                              5,197,631
                                            -----------
                Business Services--0.8%
    38,200      Bowne & Company, Inc......      940,675
     3,450      Nichols Research Corp.*...       87,975
                                            -----------
                                              1,028,650
                                            -----------
                Chemicals--3.1%
    27,700      Ferro Corp................      785,987
    18,100      Furon Co..................      384,625
    46,200      Hanna (M.A.) Co...........    1,010,625
    26,700      Learonal, Inc.............      614,100
    24,090      Rock-Tenn Co., Cl. A......      481,800
    34,950      RPM, Inc..................      594,150
                                            -----------
                                              3,871,287
                                            -----------
                Communication--1.4%
    45,600      Allen Group, Inc..........    1,014,600
    24,400      Associated Group, Inc.....      750,300
                                            -----------
                                              1,764,900
                                            -----------
                Computers & Business Equipment--2.7%
    73,200      Intelligent Electronics,
                  Inc.....................      585,600
    20,600      MTS Systems Corp..........      412,000
    42,600      Planar Systems, Inc.*.....      500,550
    46,400      Stratus Computer, Inc.....    1,264,400
    32,800      Wang Laboratories, Inc....      664,200
                                            -----------
                                              3,426,750
                                            -----------
                Diversified Industrials--2.1%
    27,200      Applied Power, Inc........    1,077,800
    23,700      Brady (W.H.) Co...........      583,613

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 46

                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)
                Diversified Industrials--(cont'd)
    18,800      Teleflex, Inc..............  $    979,950
                                             ------------
                                                2,641,363
                                             ------------
                Drugs & Healthcare--3.1%
    22,200      Bergen Brunswig Corp.......       632,700
    38,100      Integrated Health Services,
                  Inc......................       928,687
    13,600      Scherer (R.P.) Corp.*......       683,400
    49,500      Sunrise Medical, Inc.......       785,813
    19,200      Vital Signs, Inc...........       499,200
    13,400      West Co., Inc..............       378,550
                                             ------------
                                                3,908,350
                                             ------------
                Electrical Equipment--5.4%
    37,900      American Power Conversion
                  Co.......................     1,032,775
    54,400      Anixter International,
                  Inc......................       877,200
    21,750      Bearings, Inc..............       606,281
    51,200      Belden, Inc................     1,894,400
    25,200      Berg Electronics Corp.*....       740,250
    38,500      Core Industries, Inc.......       635,250
    28,200      Oak Industries, Inc........       648,600
    32,900      Woodhead Industries, Inc...       452,375
                                             ------------
                                                6,887,131
                                             ------------
                Electronics--4.2%
    54,700      Amphenol Corp..............     1,217,075
    34,200      Dallas Semiconductor Corp..       786,600
    26,400      Esterline Technologies
                  Corp.*...................       689,700
    43,550      Methode Eletronics, Inc....       881,887
    46,000      Pioneer Standard
                  Electronics, Inc.........       603,750
    30,200      Wyle Electronics...........     1,192,900
                                             ------------
                                                5,371,912
                                             ------------
                Financial Services--1.4%
    22,000      CMAC Investment Corp.......       808,500
    48,700      Rollins Truck Leasing
                  Corp.....................       614,837
    13,300      United Companies Financial
                  Corp.....................       354,113
                                             ------------
                                                1,777,450
                                             ------------
                Food - Service/Lodging--1.7%
    23,700      Luby's Cafeterias, Inc.....       471,038
    28,800      Marcus Corp................   $   612,000
    39,300      Sbarro, Inc................     1,002,150
                                              -----------
                                                2,085,188
                                              -----------
                Foods--1.5%
    27,500      Flowers Industries, Inc....       591,250
    14,600      Lancaster Colony Corp......       671,600
    17,600      Universal Foods Corp.......       620,400
                                              -----------
                                                1,883,250
                                              -----------
                Gas & Pipeline Utilities--0.5%
    16,200      Wicor, Inc.................       581,175
                                              -----------
                Hospital Supplies & Services--2.7%
    17,800      Beckman Instruments, Inc...       683,075
    47,100      Magellan Health Services,
                  Inc......................     1,053,863
    63,100      Sierra Health Services
                  Inc.*....................     1,553,837
     9,000      SpaceLabs Medical, Inc.....       184,500
                                              -----------
                                                3,475,275
                                              -----------
                Household Appliances & Home
                  Furnishings--3.3%
    21,000      Chromcraft Revington, Inc.*       582,750
    26,500      Department 56, Inc.*.......       655,875
    21,700      Ethan Allen Interiors
                  Inc......................       835,450
    16,600      Hon Industries, Inc........       547,800
    42,500      Linens N Things, Inc.......       834,062
    26,400      Rival Co...................       656,700
     4,200      Stanhome, Inc..............       111,300
                                              -----------
                                                4,223,937
                                              -----------
                Industrial Machinery--9.7%
    26,400      Alltrista Corp.............       679,800
    24,000      Briggs & Stratton Corp.....     1,056,000
    45,150      Crane Co...................     1,309,350
    50,000      Duriron, Inc...............     1,356,250
    27,700      Graco, Inc.................       678,650
    25,100      Kennametal, Inc............       975,762
    57,723      Mark IV Industries, Inc....     1,305,983
    33,100      Measurex Corp..............       794,400
    18,200      NN Ball & Roller, Inc......       277,550
    28,500      Polaris Industries, Inc.....      676,875

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 46

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Value
               Portfolio (cont'd)
               Portfolio of Investments
               December 31, 1996

                                                    VALUE
 SHARES                DESCRIPTION                (NOTE 1)
                Industrial Machinery--(cont'd)
    19,800      Scotsman Industries, Inc...     $    467,775
    16,500      Standex International Corp.          509,438
    12,000      Stewart & Stevenson
                  Services, Inc............          349,500
    34,900      United Dominion Industries,
                  Ltd......................          820,150
    45,500      Watts Industries, Inc......        1,086,312
                                                ------------
                                                  12,343,795
                                                ------------
                Insurance--6.9%
    18,200      American Bankers Insurance
                  Group, Inc...............          930,475
    35,700      Blanch (E.W.) Holdings,
                  Inc......................          718,462
    12,700      Capmac Holdings, Inc.......          420,688
    27,000      Enhance Financial Services
                  Group, Inc...............          985,500
    21,300      Equitable of Iowa Co.......          977,137
    14,900      Hartford Steam Boiler
                  Inspection & Insurance
                  Co.......................          690,988
    44,700      Horace Mann Educators
                  Corp.....................        1,804,762
       500      Liberty Corp...............           19,625
    22,900      NAC Re Corp................          775,737
    21,300      Poe & Brown, Inc...........          564,450
    14,600      Protective Life Corp.......          582,175
     9,900      Vesta Insurance Group,
                  Inc......................          310,613
                                                ------------
                                                   8,780,612
                                                ------------
                Leisure And Recreation--0.8%
    36,500      K2, Inc....................        1,003,750
                                                ------------
                Manufacturing--2.3%
    38,200      Input/Output, Inc..........          706,700
    76,800      International Rectifier
                  Corp.*...................        1,171,200
    26,700      Trinova Corp...............          971,212
                                                ------------
                                                   2,849,112
                                                ------------
                Miscellaneous--1.4%
    18,600      AptarGroup, Inc............          655,650
    46,900      Calpine Corp...............          938,000
    11,700      Cuno, Inc..................          174,038
                                                ------------
                                                   1,767,688
                                                ------------
                Office Equipment--2.9%
    38,500      Hunt Manufacturing Co.....      $    697,812
    29,000      Lexmark International
                  Group, Inc..............           801,125
    37,800      Miller (Herman), Inc......         2,140,425
                                                 -----------
                                                   3,639,362
                                                 -----------
                Oil & Gas--2.2%
    39,600      Devon Energy Corp.........         1,376,100
    12,500      Helmerich & Payne, Inc....           651,562
    25,400      Ultramar Diamond Shamrock
                  Corp....................           803,275
                                                 -----------
                                                   2,830,937
                                                 -----------
                Oil & Gas - Production/pipeline--0.6%
    17,700      Barrett Resources Corp....           754,463
     1,200      Production Operators
                  Corp....................            55,800
                                                 -----------
                                                     810,263
                                                 -----------
                Oil-Supplies & Construction--0.9%
     7,400      BJ Services Co............           377,400
    16,900      Tidewater, Inc............           764,725
                                                 -----------
                                                   1,142,125
                                                 -----------
                Paper--0.8%
    16,100      Caraustar Industries,
                  Inc.....................           535,325
    27,600      Wausau Paper Mills Co.....           510,600
                                                 -----------
                                                   1,045,925
                                                 -----------
                Pollution Control--0.3%
    24,500      Safety-Kleen Corp.........           401,188
                                                 -----------
                Printing & Publishing--2.3%
    30,350      American Business
                  Products, Inc...........           762,544
    66,150      Banta Corp................         1,513,181
    28,400      Lee Enterprises, Inc......           660,300
                                                 -----------
                                                   2,936,025
                                                 -----------
                Professional Services--1.1%
    13,100      CDI Corp.*................           371,713
    10,000      Interim Services, Inc.*...           355,000
    29,800      Jacobs Engineering Group,
                  Inc.*...................           704,025
                                                 -----------
                                                   1,430,738
                                                 -----------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 46

                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)
                Railroads & Equipment--0.5%
    31,500      ABC Rail Products Corp.*...  $    626,063
                                             ------------
                Real Estate--2.6%
    41,500      Arden Reality, Inc.........     1,151,625
    46,300      Liberty Property...........     1,192,225
    30,000      RFS Hotel Investors, Inc...       592,500
     9,000      Sun Communities, Inc.......       310,500
                                             ------------
                                                3,246,850
                                             ------------
                Retail - Food & Drugs--1.0%
    35,775      Arbor Drugs, Inc...........       621,591
    44,400      Ruddick Corp...............       621,600
                                             ------------
                                                1,243,191
                                             ------------
                Retailing--2.7%
    31,400      Carson Pirie Scott & Co....       792,850
    27,300      Lands End, Inc.............       723,450
    21,900      Meyer (Fred), Inc..........       777,450
    30,700      Proffitt's, Inc.*..........     1,132,062
                                             ------------
                                                3,425,812
                                             ------------
                Steel--0.7%
    42,100      Lukens, Inc................       847,263
                                             ------------
                Telephone--0.3%
    19,400      Cellular Communications
                  Puerto Rico, Inc.........       383,150
                                             ------------
                Tobacco--0.2%
    19,200      Swisher International
                  Group, Inc...............       304,800
                                             ------------
                Toys & Amusements--0.4%
    26,000      Russ Berrie & Co., Inc.....       468,000
                                             ------------
                Transportation--0.7%
    38,000      Harper Group, Inc..........       902,500
                                             ------------
                Trucking & Freight Forwarding--1.1%
    37,600      Pittston Co...............   $   752,000
    22,500      The Pittston Co...........       607,500
                                             -----------
                                               1,359,500
                                             -----------
                Trucking & Shipping--0.7%
    48,600      Werner Enterprises, Inc...       880,875
                                             -----------
                Total common stocks
                  (cost $100,892,040).....   121,848,311
                                             -----------
                SHORT-TERM INVESTMENTS--2.8%
Principal
  Amount
  (000)         U.S. Government Securities--2.8%
----------
                Federal Home Loan Mortgage
                  Discount Notes
$    2,000        5.42%, 1/22/97..........      1,993,677
                United States Treasury
                  Bills
        40        5.045%, 2/6/97..........         39,798
                United States Treasury
                  Bills
        53        4.84%, 2/13/97..........         52,694
                United States Treasury
                  Bills
     1,050        4.855%, 2/13/97.........      1,043,911
                United States Treasury
                  Bills
       430        4.935%, 2/13/97.........        427,465
                                             ------------
                Total U.S. Government
                  Securities
                  (cost $3,557,545).......      3,557,545
                                             ------------
                Total short-term
                  investments
                  (cost $3,557,545).......      3,557,545
                                             ------------
                Total Investments--99.0%
                (cost $104,449,585).......    125,405,856
                Other assets in excess of
                  liabilities--1.0%.......      1,266,047
                                             ------------
                Net Assets--100%..........   $126,671,903
                                             ------------
                                             ------------

---------------
* Non-income producing

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 46

               THE TARGET PORTFOLIO TRUST
               International Equity Portfolio
               Portfolio of Investments
               December 31, 1996

                                                US$
                                               VALUE
  SHARES               DESCRIPTION           (NOTE 1)
                LONG-TERM INVESTMENTS--98.3%
                Common Stocks--97.2%
                Australia--2.7%
   299,547      Coles Myer Ltd.  ..........  $  1,233,331
                  (Retail)
   911,700      Westpac Banking Corp.  ....     5,188,595
                  (Banking)                  ------------
                                                6,421,926
                                             ------------
                Denmark--1.1%
    50,700      Unidanmark A.S.  ..........     2,625,025
                  (Banking)                  ------------
                Finland--1.1%
   120,380      UPM Kymmene Oy*  ..........     2,525,363
                  (Forest Products)          ------------
                France--15.2%
    19,625      Accor, S.A.  ..............     2,485,039
                  (Lodging)
    72,100      Alcatel Alsthom Compagnie
                  Generale d' Electricite .     5,791,901
                  (Energy)
   103,960      Banque Nationale de Paris .     4,023,353
                  (Banking)
    34,600      Cie De St Gobain  .........     4,894,748
                  (Manufacturing)
    44,800      Eaux Cie Generale  ........     5,551,971
                  (Utilities)
   171,977      Rhone Poulenc S.A.  .......     5,863,493
                  (Chemicals)
    58,000      Societe Nationale Elf
                  Aquitaine  ..............     5,279,638
                  (Energy)
    31,932      Total Francaise Petroleum
                  Ltd.  ...................     2,597,148
                  (Oil & Gas-Domestic)       ------------
                                               36,487,291
                                             ------------
                Germany--13.9%
    89,500      Daimler-Benz A.G.  ........     6,165,194
                  (Automobiles)

   102,400      Deutsche Bank A.G.  ......   $  4,784,611
                  (Banking)
    91,100      Deutsche Telekom A.G.
                  (ADR)*  ................      1,856,162
                  (Telecommunications)
   164,600      Hoechst A.G.  ............      7,776,462
                  (Steel)
     9,200      Mannesmann A.G. (ADR)  ...      3,981,807
                  (Industrials)
    25,900      Metro A.G.  ..............      2,087,081
                  (Retail)
    14,000      Thyssen A.G.  ............      2,483,754
                  (Manufacturing)
    73,000      VEBA A.G.  ...............      4,222,121
                  (Utilities)                 -----------
                                               33,357,192
                                              -----------
                Hong Kong--3.2%
   247,535      HSBC Holdings PLC  .......      5,296,664
                  (Banking)
   262,000      Swire-Pacific, Ltd. ``A''       2,498,222
                  (Diversified Industries)    -----------
                                                7,794,886
                                              -----------
                Italy--2.0%
   500,100      Eni Spa  .................      2,566,433
                  (Oil & Gas Services)
   436,800      Fiat Spa  ................      1,321,629
                  (Automobiles)
   747,600      Istituto Nazionale
                  Assicuraz  .............        973,802
                  (Insurance)                 -----------
                                                4,861,864
                                              -----------
                Japan--22.3%
   157,000      Honda Motor Co., Ltd.  ...      4,487,264
                  (Automobiles)
   251,000      Matsushita Electric
                  Industrial Co., Ltd. ...      4,096,278
                  (Electrical Equipment)
   589,000      Mitsubishi Heavy Inds.,
                  Ltd.  ..................      4,679,043
                  (Electrical Equipment)
   145,000      Mitsui Marine & Fire
                  Insurance Co., Ltd.             780,028
                  (Insurance)

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 46

                                                US$
                                               VALUE
  SHARES               DESCRIPTION           (NOTE 1)
                Japan--(cont'd)
    55,700      Nintendo Co., Ltd.  .......  $  3,987,160
                  (Software)
   700,000      NKK Corp.  ................     1,577,584
                  (Steel)
   100,000      Omron Corp.  ..............     1,882,394
                  (Manufacturing)
    77,000      Orix Corp.  ...............     3,204,732
                  (Leasing)
    38,400      Promise Co., Ltd.  ........     1,889,992
                  (Financial Services)
   414,000      Ricoh Corp., Ltd.  ........     4,754,512
                  (Office Equipment &
                  Supplies)
    81,000      Rohm Co., Ltd.  ...........     5,315,603
                  (Technology)
   259,000      Sekisui Chemical Corp.,
                  Ltd.  ...................     2,616,613
                  (Chemicals)
   114,900      Sony Corp.  ...............     7,530,360
                  (Consumer Durable Goods)
   359,000      Sumitomo Trust & Banking
                  Co., Ltd. ...............     3,595,890
                  (Banking)
   111,000      Toyota Motor Corp.  .......     3,191,693
                  (Automobiles)              ------------
                                               53,589,146
                                             ------------
                Korea--0.0%
         1      Samsung Electronics Co.,
                  Ltd.  ...................            18
                  (GDR) (Technology)         ------------
                Netherlands--3.5%
    15,700      Heineken N.V.  ............     2,780,805
                  (Food & Beverage)
    33,700      Royal Dutch Petroleum Co. .     5,754,275
                  (Energy)                   ------------
                                                8,535,080
                                             ------------
                New Zealand--0.5%
   467,500      Lion Nathan Ltd.  ........      1,120,414
                  (Consumer Goods)           ------------
                Spain--2.3%
    79,100      Empresa Nacional de
                  Electricidad  ..........      5,629,763
                  S.A. (Energy)              ------------

                Sweden--3.2%
    50,300      Astra AB  ................  $ 2,426,531
                  (Pharmaceuticals)
    44,400      Electrolux AB  ...........    2,578,102
                  (Consumer Durable Goods)
    97,800      Svenska Handelsbanken  ...    2,810,716
                  (Banking)                 -----------
                                              7,815,349
                                            -----------
                Switzerland--6.3%
     1,125      Baloise Hldgs.  ..........    2,260,927
                  (Financial Services)
     3,200      Elecktrowatt A.G.  .......    1,274,262
                  (Utilities)
     4,110      Nestle S.A.  .............    4,412,454
                  (Consumer Goods)
     4,010      Novartis A.G.*  ..........    4,592,701
                  (Pharmaceuticals)
                Societe Generale
                  Surveillance
     1,100        Holding S.A.  ..........    2,703,773
                  (Business & Public        -----------
                  Services)
                                             15,244,117
                                            -----------
                United Kingdom--19.9%
   416,800      Allied-Domecq PLC  .......    3,270,420
                  (Food & Beverage)
   472,400      B.A.T Industries PLC  ....    3,917,108
                  (Tobacco)
   303,357      British Aerospace PLC  ...    6,641,944
                  (Aerospace/Defense)
   797,100      BTR PLC  .................    3,891,956
                  (Diversified Industries)
   550,306      Cadbury Schweppes PLC  ...    4,647,950
                  (Food & Beverage)
   342,000      General Electric Co. PLC .    2,244,064
                  (Electrical Equipment)
   630,600      Grand Metropolitan PLC ...    4,948,001
                  (Food & Beverage)
   456,300      Mirror Group Newspapers
                  PLC  ...................    1,680,735
                  (Printing)
   448,800      National Power PLC  ......    3,752,174
                  (Utilities)

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 46

               THE TARGET PORTFOLIO TRUST
               International Equity Portfolio
               (cont'd)
               Portfolio of Investments
               December 31, 1996

                                                US$
                                               VALUE
  SHARES               DESCRIPTION           (NOTE 1)
                United Kingdom--(cont'd)
   299,750      Rank Group PLC  ...........  $  2,249,280
                  (Recreation)
   405,800      Redland PLC  ..............     2,565,362
                  (Miscellaneous)
 2,067,700      Sears PLC  ................     3,329,858
                  (Retail)
   194,600      Unilever PLC  .............     4,717,475
                  (Conglomerate)             ------------
                                               47,856,327
                                             ------------
                Total common stocks
                  (cost $195,801,241)......   233,863,761
                                             ------------
                Preferred Stocks--1.1%
                Italy--1.1%
 1,570,400      Fiat Spa
                  (Automobiles)
                  (cost $4,100,237)........     2,593,179
                                             ------------
                Total long-term investments
                (cost $199,901,478)........   236,456,940
                                             ------------

 PRINCIPAL                                       US$
  AMOUNT                                        VALUE
  (000)                 DESCRIPTION            (NOTE 1)
                SHORT-TERM INVESTMENTS--2.6%
                U. S. Government Securities--2.6%
                United States Treasury
                  Bills
$    4,632      Zero Coupon, 2/6/97........  $  4,609,063
     1,580      Zero Coupon, 2/13/97.......     1,570,687
                                             ------------
                Total U. S. government
                  securities
                (cost $6,179,750)..........     6,179,750
                                             ------------
                Total Investments--100.9%
                (cost $206,081,228; Note 4)   242,636,690
                Liabilities in excess of
                  other assets--(0.9%).....    (2,073,764)
                                             ------------
                Net Assets--100%...........  $240,562,926
                                             ------------
                                             ------------

------------------
ADR--American Depository Receipt.
GDR--Global Depository Receipt.
 * Non-income producing securities.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 46

               International Bond Portfolio
               Portfolio of Investments
               December 31, 1996

 PRINCIPAL                                      US$
  AMOUNT                                       VALUE
  (000)                 DESCRIPTION           (NOTE 1)
                  LONG-TERM INVESTMENTS--88.3%
                  Australia--1.6%
                  Australian Gov't. Bonds,
A$     562        10.00%, 2/15/06............  $  521,082
       145        10.00%, 10/15/07...........     137,013
                                               ----------
                                                  658,095
                                               ----------
                  Canada--3.2%
                  Canadian Gov't. Bonds,
C$     881        7.50%, 12/1/03.............     695,831
       860        6.50%, 6/1/04..............     640,996
                                               ----------
                                                1,336,827
                                               ----------
                  Denmark--3.8%
                  Danish Gov't. Bonds,
DKr  8,540#       8.00%, 3/15/06.............   1,592,081
                                               ----------
                  France--4.9%
                  Caisse Autonome, Corporate
                    Bonds,
FF   5,810        7.75%, 12/6/99.............   1,231,203
                  Credit Foncier de France,
                    Corporate Bonds,
     3,750        8.625%, 2/20/02............     830,081
                                               ----------
                                                2,061,284
                                               ----------
                  Germany--15.0%
                  Deutsche Pfandbriefe
                    Hypobk,
 DM    240        5.625%, 2/7/03, Ser. G1....     158,149
                  Deutsche Pfandbriefe
                    Hypobk,
       875        5.625%, 2/7/03.............     576,586
                  Deutsche Bundespost,
     2,000#       7.50%, 12/2/02.............   1,440,083
                  German Gov't. Bonds,
       360        5.875%, 5/15/00............     245,880
     2,010#       7.125%, 12/20/02...........   1,433,568
     1,210        6.00%, 1/5/06..............     797,336
       440        6.25%, 1/4/24..............     270,782
                  Treuhandanstalt,
     1,900#       7.125%, 1/29/03............   1,353,262
                                               ----------
                                                6,275,646
                                               ----------
                  Ireland--4.9%
                  Irish Gov't. Bonds,
IEP    570        6.25%, 4/1/99..............  $  971,251
       610        6.50%, 10/18/01............   1,050,262
                                               ----------
                                                2,021,513
                                               ----------
                  Italy--17.9%
                  Italian Gov't. Bonds,
L 7,450,000#      10.50%, 7/15/98............   5,193,883
 3,060,000#       10.50%, 7/15/00............   2,259,196
                                               ----------
                                                7,453,079
                                               ----------
                  Japan--8.2%
                  Int'l. Bank Recon. & Dev.,
Yen  60,000       4.50%, 6/20/00.............     575,857
                  Japanese Gov't. Bonds,
   263,300#       3.20%, 3/20/06.............   2,372,815
    52,000        3.80%, 9/20/16.............     474,114
                                               ----------
                                                3,422,786
                                               ----------
                  Netherlands--1.1%
                  Dutch Gov't. Bonds,
 NLG   780        6.25%, 7/15/98.............     470,756
                                               ----------
                  Spain--7.1%
                  Spanish Gov't. Bonds,
Pts 242,590#      10.25%, 11/30/98...........   2,018,080
   113,670        8.40%, 4/30/01.............     957,428
                                               ----------
                                                2,975,508
                                               ----------
                  Sweden--2.4%
                  Swedish Gov't. Bonds,
Skr  7,100        6.00%, 2/9/05..............   1,008,069
                                               ----------
                  United Kingdom--18.2%
                  European Investment Bank,
                    Bonds,
(Pounds) 200      8.00%, 6/10/03.............     351,036
                  Province Of Ontario,
                    Provincial Bonds,
       1,050      6.875%, 9/15/00............   1,768,289
                  Treasury Corp. Victoria,
         915#     8.75%, 7/9/03..............   1,639,225

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 46

               THE TARGET PORTFOLIO TRUST
               International Bond Portfolio
               (cont'd)
               Portfolio of Investments
               December 31, 1996

 PRINCIPAL                                      US$
  AMOUNT                                       VALUE
  (000)                 DESCRIPTION           (NOTE 1)
                United Kingdom--(cont'd)
                United Kingdom Treasury
                  Bonds,
(Pounds) 280      10.00%, 2/26/01............  $  525,605
         980#     9.75%, 8/27/02.............   1,860,489
         752      7.50%, 12/7/06.............   1,287,122
         100      8.00%, 12/7/15.............     177,855
                                               ----------
                                                7,609,621
                                               ----------
                  Total long-term investments
                    (cost US$36,066,657).....  36,885,265
                  SHORT-TERM INVESTMENTS--9.3%
                  U.S. Government Securities--5.9%
                  United States Treasury
                    Bills,
US$  2,500#       5.14%**, 4/24/97
                    (cost US$2,461,000)......   2,459,945
                                               ----------
                  Repurchase Agreement--3.4%
US$  1,434        State Street Bank & Trust
                    Company, 4.00%, dated
                    12/31/96, due 1/2/97 in
                    the amount of $1,434,319
                    (cost US$1,434,000; the
                    value of the collateral
                    including interest is
                    US$1,496,565)............  $1,434,000
                                               ----------
                  Total short-term
                    investments
                    (cost US$3,895,000)......   3,893,945
                                               ----------
                  Total Investments--97.6%
                  (cost US$39,961,657; Note
                    4).......................  40,779,210
                  Other assets in excess of
                    liabilities--2.4%........   1,000,490
                                               ----------
                  Net Assets--100%...........  $41,779,700
                                               ----------
                                               ----------

------------------
 # Principal amount segregated as collateral for forward currency contracts.
   Aggregate value of segregated securities--$23,622,626.
** Percentage quoted represent yield-to-maturity as of purchase date.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 46

               Total Return Bond Portfolio
               Portfolio of Investments
               December 31, 1996

  MOODY'S    PRINCIPAL
   RATING     AMOUNT                               VALUE
(UNAUDITED)    (000)          DESCRIPTION         (NOTE 1)
                         LONG-TERM
                           INVESTMENTS--80.6%
                         Corporate Bonds--14.3%
                         Airlines--2.5%
                         United Airlines,
                           Inc.,
Baa1         $  1,000@   10.85%, 2/19/15......  $  1,228,610
                                                ------------
                         Banking--1.1%
                         Kansallis Osake
                           Pankki,
                           (Finland)
A3                500++  8.65%, 12/29/49......       522,734
                                                ------------
                         Financial Services--0.5%
                         PaineWebber Group,
                           Inc.,
Baa1              250@   6.75%, 2/1/06........       236,673
                                                ------------
                         Industrials--2.0%
                         TCI Communications,
                           Inc.,
Baa3            1,000@   7.25%, 6/15/99.......     1,002,820
                                                ------------
                         Manufacturing--0.8%
                         First Brands Corp.,
Ba1               400@   9.125%, 4/1/99.......       409,625
                                                ------------
                         Miscellaneous--1.6%
                         CTC Mansfield Funding
                           Corp.,
Ba3               300@   11.125%, 9/30/16.....       316,500
                         PDV America, Inc.,
Baa3              450@   7.25%, 8/1/98........       449,203
                                                ------------
                                                     765,703
                                                ------------
                         Publishing--2.8%
                         Time Warner, Inc.,
Baa3               87++@ 6.46%, 8/15/00.......       87,486
Baa3              262@   8.11%, 8/15/06.......       268,595
Baa3            1,000@   8.18%, 8/15/07.......     1,026,070
                                                ------------
                                                   1,382,151
                                                ------------

                         Tobacco--2.0%
                         RJR Nabisco, Inc.,
Baa3          $ 1,000@   8.00%, 7/15/01.......  $  1,003,210
                                                ------------
                         Utilities--1.0%
                         El Paso Electric Co.,
Ba3               500@   7.25%, 2/1/99........       498,770
                                                ------------
                         Total corporate bonds
                           (cost
                           $6,988,335)........     7,050,296
                                                ------------
                         U.S. Government Agency Mortgage
                           Backed Securities--52.6%
                         Federal Home Loan
                           Mortgage Corp.,
                3,500    6.00%, 1/1/99........     3,253,880
                         6.50%, 1/1/99 -
                7,056@     2/1/26, I/O........     4,655,209
                2,047    7.00%, 8/15/26.......     1,766,238
                1,409    7.636%, 1/1/24.......     1,464,675
                   27@   9.25%, 1/1/10........        28,680
                         Federal National Mortgage Assn.,
                1,387    6.679%, 3/1/26.......     1,396,965
                2,388    7.135%, 1/1/20.......     2,448,595
                   17@   8.50%, 4/1/99........        17,715
                         Government National
                           Mortgage Assn.,
                2,440@   5.50%, 2/20/26.......     2,462,658
                         6.00%, 8/20/25 -
                1,934@     9/20/25............     1,943,320
                         6.50%, 1/20/24 -
                2,240@     4/15/26............     2,239,137
                         7.125%, 6/20/21 -
                2,979@     9/20/24............     3,044,357
                  400    7.50%, 12/15/99......       400,124
                         Resolution Trust
                           Corp.,
Aa2               406++@ 6.7625%, 6/25/23.....       409,558
Aaa##             163@   8.35%, 6/25/29.......       164,404
Baa2              204@   9.25%, 6/25/23.......       209,680
                                                ------------
                         Total U.S. gov't.
                           agency
                           mortgage backed
                           securities
                         (cost $25,714,204)...    25,905,195
                                                ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 46

               THE TARGET PORTFOLIO TRUST
               Total Return Bond Portfolio
               (cont'd)
               Portfolio of Investments
               December 31, 1996

  MOODY'S    PRINCIPAL
   RATING     AMOUNT                               VALUE
(UNAUDITED)    (000)          DESCRIPTION         (NOTE 1)
                         Foreign Securities--8.0%
                         Canadian Real Return Bond,
Aaa##        C$ 3,044@   4.25%, 12/1/26.......  $  2,306,165
                         Petroleas Mexicano
                           (Mexico),
Ba2          US$1,000++@  6.50%, 3/8/99........      977,500
                         Republic of
                           Argentina,
Ba3           ARP 735++@  6.625%, 3/31/05......      639,450
                                                ------------
                         Total foreign
                           securities
                         (cost
                           US$3,757,362)......     3,923,115
                                                ------------
                         Collateralized Mortgage
                           Obligations--5.5%
                         American Housing
                           Trust 1,
                           Senior Mortgage
                           Pass Through
                           Certificate,
                           Series 1-5 Class A,
Aaa##              23    8.625%, 8/25/18......        23,583
                         Champion Home Loan Equity,
                           Series 1995, Class A2-3,
Aaa##           1,524++  8.4297%, 2/25/28.....     1,555,652
                         Countrywide
                           Collateralized
                           Mortgage
                           Obligation,
Aaa##             500++@  8.09204%, 11/25/24...      513,261
                         Mortgage Obligation
                           Structured Trust,
                           Mortgage Pass
                           Through
                           Certificate, Series
                           93-1 Class A-1,
Aaa               277@   6.35%, 10/25/18......       277,423
                         PaineWebber Mortgage
                           Acceptance Corp.,
Aaa               244@   7.00%, 10/25/23......       244,185
                         Sears Savings Bank, Series
                           1992A Class A
Aaa                89++@  8.68%, 5/25/32.......       89,981
                                                ------------
                         Total collateralized
                           mortgage
                           obligations
                           (cost
                           $2,702,659)........     2,704,085
                                                ------------

                         U.S. Government Securities--0.2%
                         United States
                           Treasury Bond,
              $   100@   6.75%, 8/15/26
                           (cost $104,276)....  $    100,750
                                                ------------
                         Total long-term
                           investments
                           (cost
                           $39,266,836).......    39,683,441
                                                ------------
                         SHORT-TERM
                           INVESTMENTS--30.1%
                         Corporate Bonds--20.5%
                         Electronics--2.0%
                         Motorola, Inc.
A1              1,000@   5.33%, 1/16/97.......       997,779
                                                ------------
                         Financial Services--11.2%
                         Advanta National
                           Bank,
Baa2            1,000@   6.31%, 10/15/97......     1,001,910
                         General Electric
                           Capital Corp.,
A1              1,800@   5.42%, 1/28/97.......     1,792,683
                         KFW International
                           Finance, Inc.,
A1              2,000@   5.40%, 2/18/97.......     1,985,600
                         National Rural
                           Utilities
                           Cooperative Finance
                           Corp.,
A1                700@   5.35%, 2/19/97.......       694,257
                                                ------------
                                                   5,474,450
                                                ------------
                         Publishing--2.0%
                         Dow Jones & Co., Inc.
A1              1,000    5.45%, 2/19/97.......       992,582
                                                ------------
                         Utilities--5.3%
                         BellSouth
                           Telecommunica-
                           tions, Inc.
A1              2,000@   5.43%, 2/13/97.......     1,987,028
                         Cleveland Electric
                           Illuminating Co.,
Ba2               600@   9.45%, 12/1/97.......       615,318
                                                ------------
                                                   2,602,346
                                                ------------
                         Total corporate bonds
                           (cost
                           $10,071,355).......    10,067,157
                                                ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 46

  MOODY'S    PRINCIPAL
   RATING     AMOUNT                               VALUE
(UNAUDITED)    (000)          DESCRIPTION         (NOTE 1)
                         U.S. Government Agency Mortgaged
                           Backed Securities--0.6%
                         Federal Home Loan
                           Mortgage Corp.,
             $    300@   5.41%, 2/3/97
                           (cost $298,512)....  $    298,512
                                                ------------
                         Foreign Securities--6.7%
                         Canadian Wheat Board,
A1           C$ 1,400@   5.35%, 1/16/97.......     1,396,879
                         Kingdom Of Sweden,
A1           SEK 1,600@  5.38%, 1/21/97.......     1,595,218
A1                300@   5.40%, 2/4/97........       298,470
                                                ------------
                         Total foreign
                           securities
                           (cost
                           US$3,290,567)......     3,290,567
                                                ------------
                         U.S. Treasury Obligations--0.5%
                         United States
                           Treasury Bills,
                   50+   4.66%, 1/23/97.......        49,835
                  170+   4.96%, 3/6/97........       168,477
                   30+   4.97%, 3/13/97.......        29,702
                                                ------------
                         Total U.S. Treasury
                           Obligations
                           (cost $248,033)....       248,014
                                                ------------

             PRINCIPAL
              AMOUNT                               VALUE
               (000)          DESCRIPTION         (NOTE 1)
                         Repurchase Agreement--1.0%
                         State Street Bank & Trust Co.,
             $    510@   Repurchase Agreement,
                           2.00%, dated
                           12/31/96, due
                           1/2/97 in the
                           amount of $510,057
                           (cost $510,000;
                           value of collateral
                           including
                           accrued interest
                           $520,662)..........  $    510,000
                                                ------------
                         Outstanding Call Options
                           Purchased*--0.8%

             Contracts
               (000)     United States Treasury Notes,
             ---------
                         expiring 1/6/97 @
                           $90.89
                5,000      (cost $393,359)....       389,844
                                                ------------
                         Total short-term
                           investments
                           (cost
                           $14,811,826).......    14,804,094
                                                ------------
                         Total Investments--110.7%
                         (cost US$54,078,662;
                           Note 4)............    54,487,535
                         Liabilities in excess
                           of other
                           assets--(10.7%)....    (5,269,740)
                                                ------------
                         Net Assets--100%.....  $ 49,217,795
                                                ------------
                                                ------------

---------------
*  Non-income producing securities.
+  Pledged as initial margin on financial futures contracts.
++ Rate shown reflects current rate on variable rate instrument.
## Standard & Poor's Rating.
@ Principal amount of securities rated A or better segregated as collateral for forward currency contracts. Aggregate value of segregated securities $40,024,649.
I/O--Interest Only.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 46

               THE TARGET PORTFOLIO TRUST
               Intermediate-Term Bond
               Portfolio
               Portfolio of Investments
               December 31, 1996

  MOODY'S    PRINCIPAL
   RATING     AMOUNT                               VALUE
(UNAUDITED)    (000)          DESCRIPTION         (NOTE 1)
                       LONG-TERM
                         INVESTMENTS--68.2%
                       Corporate Bonds--14.7%
                       Airlines--1.8%
                       United Airlines, Inc.,
Baa1      $  1,500@    10.85%, 2/19/15........ $  1,842,915
                                               ------------
                       Financial Services--2.0%
                       Salomon, Inc.,
Baa1         2,000@    6.47%, 3/19/98.........    2,008,820
                                               ------------
                       Industrials--2.5%
                       TCI Communications,
                         Inc.,
Ba1          2,500@    6.82%, 9/15/10.........    2,487,300
                                               ------------
                       Miscellaneous--1.1%
                       PDV America, Inc.,
Baa3         1,050@    7.25%, 8/1/98..........    1,048,142
                                               ------------
                       Publishing--1.2%
                       Time Warner, Inc.,
Ba1            300++@  6.46%, 8/15/00.........      301,677
Ba1            900@    8.11%, 8/15/06.........      922,653
                                               ------------
                                                  1,224,330
                                               ------------
                       Tobacco--1.9%
                       RJR Nabisco, Inc.,
Baa3         1,250@    8.00%, 7/15/01.........    1,254,012
Baa3           600@    8.625%, 12/1/02........      612,444
                                               ------------
                                                  1,866,456
                                               ------------
                       Utilities--4.2%
                       CTC Mansfield Funding
                         Corp.,
Ba3          1,000@    11.125%, 9/30/16.......    1,055,000
                       Long Island Lighting
                         Co.,
Ba3          1,535@    7.30%, 7/15/99.........    1,548,262

                         Texas-New Mexico
                           Power Company,
Ba3        $ 1,500@    12.50%, 1/15/99........ $  1,629,525
                                                ------------
                                                  4,232,787
                                                ------------
                         Total corporate bonds
                           (cost
                           $14,617,583).......    14,710,750
                                                ------------
                         U.S. Government Agency Mortgage
                           Backed Securities--38.5%
                         Federal Home Loan
                           Mortgage Corp.,
Aaa               157@   6.00%, 4/1/24........       147,055
                         6.50%, 9/15/18,
Aaa             1,604      I/O................       182,461
                         6.50%, 12/15/21,
Aaa             2,609      I/O................       383,467
Aaa               974@   6.50%, 2/1/26........       932,128
Aaa             4,800    6.50%, 1/14/27.......     4,588,464
Aaa               136@   9.25%, 1/1/10........       144,836
                         Federal National
                           Mortgage Assn.,
Aaa               208++@ 6.084%, 12/1/30......       207,052
Aaa             3,000    6.50%, 1/30/27.......     2,973,750
Aaa             2,775++@ 6.678%, 3/1/26.......     2,793,929
Aaa             1,430++@ 6.875%, 8/1/24.......     1,430,428
Aaa             2,172++@ 7.48%, 8/1/25........     2,246,179
Aaa                49@   8.50%, 7/1/99........        49,904
Aaa                54@   8.50%, 4/1/99........        55,587
                         Government National
                           Mortgage Assn.,
Aaa             2,440++@ 5.50%, 2/20/26.......     2,462,658
Aaa             1,549++@ 6.50%, 1/20/24.......     1,580,291
Aaa             1,516++@ 7.00%, 10/20/24......     1,551,226
Aaa               879++@ 7.125%, 6/20/21......       897,773
Aaa             2,079++@ 7.125%, 5/20/23......     2,117,992
Aaa             1,279++@ 7.125%, 6/20/23......     1,305,542
Aaa             2,202++@ 7.125%, 7/20/24......     2,250,899
Aaa             8,300    8.00%, 1/21/27.......     8,466,000

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 46

  MOODY'S    PRINCIPAL
   RATING     AMOUNT                               VALUE
(UNAUDITED)    (000)          DESCRIPTION         (NOTE 1)
                       U.S. Government Agency Mortgage
                         Backed Securities (cont'd.)
                       Resolution Trust Corp.,
Aa2       $    642++@  6.7625%, 6/25/23....... $    647,102
AAA##          816@    8.35%, 6/25/29.........      822,020
Baa2           408@    9.25%, 6/25/23.........      419,359
                                               ------------
                       Total U.S. Government
                         agency mortgage
                         backed securities
                         (cost $38,637,607)...   38,656,102
                                               ------------
                       Collateralized Mortgage
                         Obligations--10.8%
                       Champion Home Loan Equity,
                         Series 1995, Class A2,
Aaa          2,287++   8.4297%, 2/25/28.......    2,333,478
                       Countrywide
                         Collateralized
                         Mortgage Obligation,
Aaa            834@    6.75%, 2/25/24.........      831,504
Aa1            500@    8.09204%, 11/25/24.....      513,262
                       Government National
                         Mortgage Association
                         Remic Trust 1995 2
                         Class Kq,
Aaa          3,000@    8.50%, 3/20/25.........    3,150,000
                       Mortgage Obligation
                         Structured Trust,
                         Mortgage Pass Through
                         Certificate, Series
                         B-1, Class A-1
Aaa            416@    6.35%, 10/25/18........      416,134
                       PaineWebber Mortgage
                         Acceptance Corp.,
Aaa            488@    7.00%, 10/25/23........      488,370
                       Residential Asset Securities Corp.,
                         Ser 1996 Ks4 Class A2
Aaa          2,854++@  5.745%, 10/25/27.......    2,854,473
                       Sears Savings Bank,
                         Series 1992-A, Class
                         A
Aaa            257++@  8.68%, 5/25/32.........      259,395
                                               ------------
                       Total collateralized
                         mortgage obligations
                         (cost $10,872,088)...   10,846,616
                                               ------------
                         Foreign Government
                           Obligations--4.2%
                         Canadian Real Return
                           Bond,
AAA##         $ 4,057@     4.25%, 12/1/26.....  $  3,073,573
                         Republic of
                           Argentina,
B1              1,372++@   6.625%, 3/31/05....     1,193,640
                                                ------------
                         Total Foreign
                           Government
                           obligations
                           (cost
                           $4,037,200)........     4,267,213
                                                ------------
                         Total long-term
                           investments
                           (cost
                           $68,164,478).......    68,480,681
                                                ------------
                         SHORT-TERM
                           INVESTMENTS--47.0%
                         Corporate Bonds--23.1%
                         Advanta National
                           Bank,
Baa2            3,000@   6.09%, 11/10/97......     2,998,200
Baa2            2,000@   6.31%, 10/15/97......     2,003,820
                         Banco De La Nacional,
B1                275DD@ 6.4375%, 10/15/97....       277,777
                         Banponce Financial
                           Corp.,
A3              1,000@   7.73%, 8/15/97.......     1,010,710
                         Cleveland Electric Illuminating
                           Co.,
Ba2             1,500@   9.45%, 12/1/97.......     1,538,295
                         Coca Cola Company,
P1              4,500@   5.45%, 1/10/97.......     4,493,869
                         Electricite De France
P1              1,100@   5.39%, 1/13/97.......     1,098,024
                         General Electric Capital Corp.,
P1              3,300@   5.42%, 2/3/97........     3,283,604
                         General Motors
                           Acceptance Corp.,
A3              1,000@   7.125%, 3/27/97......     1,003,310
A3                250@   8.125%, 1/13/97......       250,120
                         KFW International Finance Inc.,
P1              4,000@   5.40%, 2/21/97.......     3,966,760
                         Kimberly Clark Corp.,
P1              1,300@   5.42%, 2/12/97.......     1,291,780
                                                ------------
                         Total corporate bonds
                           (cost
                           $23,217,462).......    23,216,269
                                                ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 46

               THE TARGET PORTFOLIO TRUST
               Intermediate-Term Bond
               Portfolio (cont'd)
               Portfolio of Investments
               December 31, 1996

  MOODY'S    PRINCIPAL
   RATING     AMOUNT                               VALUE
(UNAUDITED)    (000)          DESCRIPTION         (NOTE 1)
                       U.S. Government Agency Mortgage
                         Backed Securities--4.1%
                       Federal Home Loan Bank
P1        $  4,000@    5.40%, 1/16/97......... $  3,991,000
                       Federal Home Loan
                         Mortgage Corporation,
P1             100@    5.41%, 2/3/97..........       99,504
                                               ------------
                       Total U.S. Government
                         agency mortgage
                         backed securities
                         (cost $4,090,504)....    4,090,504
                                               ------------
                       Collateralized Mortgage
                         Obligations--4.0%
                       New Center Asset Trust,
                       5.44%, 2/12/97
P1           4,000@      (cost $3,974,613)....    3,974,613
                                               ------------
                       Commercial Paper--7.9%
                       BellSouth
                         Telecommunications,
                         Inc.,
P1           4,000@    5.36%, 2/18/97.........    3,970,341
                       Canadian Wheat Board,
P1           4,000@    5.35%, 1/16/97.........    3,991,084
                                               ------------
                       Total commercial paper
                         (cost $7,962,497)....    7,961,425
                                               ------------
                       Corporate Notes--4.2%
                       AT&T Corp.,
P1           4,000@    5.35%, 2/4/97..........    3,979,789
                       Ford Motor Credit Co.,
P1             200@    6.09%, 1/9/97..........      199,729
                                               ------------
                       Total corporate notes
                         (cost $4,179,518)....    4,179,518
                                               ------------
                       U.S. Government Securities--0.3%
                       United States Treasury
                         Bills,
Aaa            100+    4.66%, 1/23/97.........       99,670
Aaa            140+    4.97%, 3/13/97.........      138,608
Aaa            110+    4.96%, 3/6/97..........      109,015
                                               ------------
                       Total U.S. Government
                         securities
                         (cost $347,332)......      347,293
                                               ------------
                       Repurchase Agreement--0.9%
              $   907@ State Street Bank &
                           Trust Co.,
                           2.00%, dated
                           12/31/96, due
                           1/02/97 in the
                           amount of $907,101
                           (cost $907,000;
                           value of collat-
                           eral including
                           accrued interest
                           $929,727)..........  $    907,000
                                                ------------
                         Foreign Government
                           Obligations--2.5%
                         Kingdom Of Sweden,
P1                900@   5.38%, 1/21/97.......       897,310
P1                400@   5.40%, 1/29/97.......       398,320
P1              1,200@   5.40%, 2/4/97........     1,193,880
                                                ------------
                         Total Foreign
                           Government
                           obligations
                           (cost
                           $2,489,510)........     2,489,510
                                                ------------
                         Total short-term
                           investments
                           (cost
                           $47,168,436).......    47,166,132
                                                ------------
                         Total
                           Investments--115.2%
                         (cost US$115,332,914;
                           Note 4)............   115,646,813
                         Liabilities in excess
                           of other
                           assets--(15.2%)....   (15,254,796)
                                                ------------
                         Net Assets--100%.....  $100,392,017
                                                ------------
                                                ------------

---------------
I/O--Interest Only Security.
## Standard & Poor's Rating.
+  Pledged as initial margin on futures contracts.
++ Rate shown reflects current rate on variable rate instrument.
@ Principal amount of securities segregated as collateral for forward currency contracts. Aggregate value of segregated securities $96,371,900.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 46

               Mortgage Backed Securities
               Portfolio
               Portfolio of Investments
               December 31, 1996

 PRINCIPAL
  AMOUNT                                       VALUE
  (000)                 DESCRIPTION           (NOTE 1)
                LONG-TERM INVESTMENTS--98.9%
                Collateralized Mortgage
                  Obligations--22.0%
                Federal Home Loan Mortgage
                  Corp.,
$      652      4.25%, 12/15/21, PAC.......  $  504,074
     2,763      4.50%, 9/15/21, PAC........   2,263,070
       225      5.25%, 12/15/22............     192,302
       100      5.95%, 6/15/19, PAC........      96,968
     1,396      6.00%, 10/15/20 - 8/15/21,
                  PAC......................   1,325,584
       743      6.25%, 10/15/21, PAC.......     711,146
     2,300      6.50%, 2/15/23, PAC I/O....     577,875
       500      6.50%, 8/15/06 - 2/15/23,
                  PAC......................     497,655
     9,141      7.50%, 6/15/22, PAC I/O....   1,285,411
       500      8.00%, 12/15/06, PAC.......     515,935
       662      8.00%, 10/15/07 -
                  7/15/21..................     671,803
       242      9.00%, 10/15/20............     252,191
        81      10.00%, 6/15/19, PAC.......      82,764
                Federal National Mortgage
                  Assn.,
     2,267      5.00%, 8/1/10 - 3/25/21....   2,059,970
       302      6.00%, 10/25/21............     291,360
     1,969      6.50%, 7/25/20.............   1,906,386
     5,591      7.00%, 9/25/19, PAC I/O....     651,754
       300      8.00%, 8/25/06, PAC........     310,593
       392      8.50%, 6/25/21.............     404,250
                First Boston Mortgage
                  Securities,
     1,389      Zero Coupon, 4/25/17,
                  P/O......................   1,020,145
       822      10.965%, 5/25/17, I/O......     265,473
     1,389      8.985%, 4/25/17, I/O.......     405,278
                                             ----------
                Total collateralized
                  mortgage obligations
                  (cost $15,853,078).......  16,291,987
                                             ----------
                U.S. Government Securities--0.4%
                United States Treasury
                  Notes,
       250      8.875%, 11/15/98
                  (cost $263,903)..........     263,048
                                             ----------
                U.S. Government Agency Mortgage
                  Pass - Through Obligations--76.5%
                Federal Home Loan Mortgage
                  Corp.,
        12      6.50%, 1/1/98..............      11,907
     7,159      7.00%, 2/1/99 - 12/1/25....   7,087,427

                Federal Home Loan Mortgage
                  Corp.,
$       36      7.25%, 7/1/06..............  $   36,695
       274      7.50%, 3/1/08..............     278,586
       121      8.00%, 1/1/02 - 2/1/02.....     124,084
       155      8.25%, 12/1/05 - 5/1/08....     159,953
       514      8.50%, 6/1/03 - 7/1/21.....     539,137
       153      8.75%, 12/1/08.............     161,522
     1,240      9.00%, 1/1/02 - 3/1/11.....   1,311,896
        53      10.00%, 1/1/04.............      56,117
        49      10.50%, 11/1/19............      54,346
        76      11.50%, 3/1/16.............      86,154
        55      12.75%, 11/1/13............      63,376
        28      13.25%, 5/1/13.............      32,153
        46      14.00%, 9/1/10 - 6/1/11....      54,518
                Federal National Mortgage
                  Assn.,
       158      6.077%, 6/1/29.............     157,215
     1,852      6.089%, 8/1/26 - 10/1/28...   1,843,358
       886      7.00%, 12/1/00 - 7/1/25....     866,546
       249      7.75%, 10/1/19.............     254,025
        24      8.00%, 3/1/07 - 6/1/07.....      24,694
       247      8.50%, 6/1/10..............     257,589
       533      9.75%, 8/1/10 - 10/1/17....     574,988
                Government National
                  Mortgage Assn.,
     1,277      6.50%, 7/15/08 -
                  11/15/23.................   1,240,817
    14,824      7.00%, 7/15/08 -
                  11/15/24.................  14,584,370
     9,295      7.50%, 3/15/07 -
                  11/15/26.................   9,362,416
     5,418      8.00%, 4/15/02 - 8/15/26...   5,594,883
     1,535      8.25%, 6/20/17 - 7/20/17...   1,591,090
     2,044      8.50%, 3/15/05 -
                  12/15/26.................   2,125,876
     5,230      9.00%, 10/20/01 -
                  1/15/20..................   5,566,416
     1,815      9.50%, 9/15/02 - 1/15/21...   1,960,066
         1      13.00%, 2/15/11............       1,410
        35      13.25%, 7/15/14............      41,159
       111      13.50%, 6/15/10 -
                  11/15/12.................     133,379
       125      14.00%, 6/15/11 -
                  4/15/12..................     152,182
        87      16.00%, 4/15/12 -
                  5/15/12..................     108,870
                                             ----------
                Total U.S. Government
                  agency
                  mortgage pass - through
                  obligations
                  (cost $55,960,375).......  56,499,220
                                             ----------
                Total long-term investments
                  (cost $72,077,356).......  73,054,255
                                             ----------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 46

               THE TARGET PORTFOLIO TRUST
               Mortgage Backed Securities
               Portfolio (cont'd)
               Portfolio of Investments
               December 31, 1996

 PRINCIPAL
  AMOUNT                                        VALUE
  (000)                 DESCRIPTION            (NOTE 1)
                SHORT-TERM INVESTMENTS--0.3%
      $241      Lehman Brothers Holdings,
                  Inc., Repurchase
                  Agreement, 6.85%, dated
                  12/31/96, due 1/2/97 in
                  the amount of $241,092
                  (cost $241,000; the value
                  of the collateral including
                  interest is $247,575)....    $    241,000
                                               ------------
                OUTSTANDING CALL
Contracts       OPTIONS PURCHASED*--0.1%
----------
        50      United States Treasury
                  Notes,
                  5.875%, 2/15/04
                  expiring 2/22/97 @
                  $108.00
                  (cost $98,162)...........         86,719
                                              ------------
                Total Investments Before
                  Outstanding Call Options Written--99.3%
                (cost $72,416,518; Note 4).     73,381,974
                                              ------------
                OUTSTANDING CALL OPTIONS
                  WRITTEN*
        50      United States Treasury
                  Notes,
                  5.875%, 2/15/04
                  expiring 2/22/97 @
                  $112.00
                  (premiums received
                  $24,494).................         (9,375)
                                              ------------
                Total Investments, Net of
                  Outstanding Call Options
                  Written--99.3%...........      73,372,599
                Other assets in excess of
                liabilities--0.7%..........         494,477
                                               ------------
                Net Assets--100%...........    $ 73,867,076
                                               ------------
                                               ------------

---------------
I/O--Interest Only Security.
PAC--Planned Amortization Class.
P/O--Principal Only.
* Non-income producing security.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 46

               U.S. Government Money Market
               Portfolio
               Portfolio of Investments
               December 31, 1996

 PRINCIPAL
  AMOUNT                                       VALUE
  (000)                 DESCRIPTION           (NOTE 1)
                Federal Home Loan Bank--10.9%
$    3,000      5.21%, 1/9/97..............  $  2,996,527
                                             ------------
                Federal Home Loan Mortgage
                  Corporation--27.2%
     1,500      5.27%, 2/3/97..............     1,492,754
     3,000      5.20%, 2/19/97.............     2,978,766
     3,000      5.38%, 2/28/97.............     2,973,997
                                             ------------
                                                7,445,517
                                             ------------
                Federal National Mortgage
                  Association--25.0%
     2,420      5.26%, 1/28/97.............     2,410,453
     2,000      5.21%, 3/4/97..............     1,982,055
     2,500      5.25%, 5/2/97..............     2,455,885
                                             ------------
                                                6,848,393
                                             ------------
                Tennessee Valley Authority--9.1%
     2,500      5.27%, 2/25/97.............     2,479,871
                                             ------------
                United States Treasury Notes--5.5%
     1,500      7.50%, 1/31/97.............     1,502,790
                                             ------------
                Repurchase Agreement--4.7%
     1,295      PaineWebber Inc., 6.70%,
                  dated 12/31/96, due
                  1/2/97 in the amount of
                  $1,295,482, (cost
                  $1,295,000; value of
                  collateral including
                  accrued interest-
                  $1,321,156)..............     1,295,000
                                             ------------
                Total Investments--82.4%
                (amortized cost
                  $22,568,098@@)...........    22,568,098
                                             ------------
                Other assets in excess of
                  liabilities--17.6%.......     4,829,258
                                             ------------
                Net Assets--100%...........  $ 27,397,356
                                             ------------
                                             ------------

---------------
@@ Federal income tax basis of portfolio securities is the same as for financial reporting purposes.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 46

               THE TARGET PORTFOLIO TRUST
               Statements of Assets and
               Liabilities
               December 31, 1996

                                           LARGE CAPITALIZATION    LARGE CAPITALIZATION    SMALL CAPITALIZATION
                                             GROWTH PORTFOLIO        VALUE PORTFOLIO         GROWTH PORTFOLIO
ASSETS
Investments, at value*                         $220,372,335            $226,733,003            $144,538,831
Cash                                                  1,493                  65,489               1,499,398
Foreign currency, at value                               --                      --                      --
Receivable for Fund shares sold                     333,135                 378,286                 265,460
Receivable for investments sold                     497,598                 446,150               1,509,260
Dividends and interest receivable                    71,406                 493,309                  42,899
Deferred expenses and other assets                   11,388                  11,411                   6,045
Due from broker - variation margin                       --                      --                      --
Forward currency contracts-net amount
  receivable from counterparties                         --                      --                      --
      Total assets                              221,287,355             228,127,648             147,861,893
LIABILITIES
Bank overdraft                                           --                      --                      --
Payable for investments purchased                        --                      --                      --
Payable for Fund shares reacquired                  222,800                 218,193                 186,047
Accrued expenses and other liabilities              217,327                  76,742                 126,186
Dividends payable                                        --                      --                      --
Outstanding options written (premiums
  received $24,494)                                      --                      --                      --
Withholding taxes payable                                --                   3,427                   1,302
Deferred trustees' fees                               6,750                   6,750                   6,750
Due to broker-variation margin payable                   --                                              --
Due to Manager                                       58,049                 116,687                  72,333
Forward currency contracts-net amount
  payable to counterparties                              --                      --                      --
      Total liabilities                             504,926                 421,799                 392,618
NET ASSETS                                     $220,782,429            $227,705,849            $147,469,275
Net assets were comprised of:
  Shares of beneficial interest, at par        $     17,023            $     16,299            $      9,879
  Paid-in capital in excess of par              169,682,972             170,277,465             117,195,561
                                                169,699,995             170,293,764             117,205,440
  Under (over) distribution of net
    investment income (loss)                         58,870                      --                  (1,302)
  Accumulated net realized gains
    (losses)                                      3,778,795               3,579,564               2,373,295
  Net unrealized
    appreciation/depreciation                    47,244,769              53,832,521              27,891,842
  Net assets, December 31, 1996                $220,782,429            $227,705,849            $147,469,275
Shares of beneficial interest issued
  and outstanding                                17,023,217              16,298,861               9,879,416
  Net asset value per share                          $12.97                  $13.97                  $14.93
  *Identified cost.                            $173,127,566            $172,900,483            $116,646,989

                                          SMALL CAPITALIZATION
                                            VALUE PORTFOLIO
ASSETS
Investments, at value*                        $125,405,856
Cash                                               238,093
Foreign currency, at value                              --
Receivable for Fund shares sold                    239,081
Receivable for investments sold                  1,124,405
Dividends and interest receivable                  163,889
Deferred expenses and other assets                   8,878
Due from broker - variation margin                      --
Forward currency contracts-net amount
  receivable from counterparties                        --
      Total assets                             127,180,202
LIABILITIES
Bank overdraft                                          --
Payable for investments purchased                  173,431
Payable for Fund shares reacquired                 137,137
Accrued expenses and other liabilities             117,632
Dividends payable                                       --
Outstanding options written (premiums
  received $24,494)                                     --
Withholding taxes payable                              262
Deferred trustees' fees                              6,750
Due to broker-variation margin payable
Due to Manager                                      73,087
Forward currency contracts-net amount
  payable to counterparties                             --
      Total liabilities                            508,299
NET ASSETS                                    $126,671,903
Net assets were comprised of:
  Shares of beneficial interest, at par       $      8,322
  Paid-in capital in excess of par             103,371,260
                                               103,379,582
  Under (over) distribution of net
    investment income (loss)                         8,398
  Accumulated net realized gains
    (losses)                                     2,327,652
  Net unrealized
    appreciation/depreciation                   20,956,271
  Net assets, December 31, 1996               $126,671,903
Shares of beneficial interest issued
  and outstanding                                8,322,158
  Net asset value per share                         $15.22
  *Identified cost.                           $104,449,585

--------------------------------------------------------------------------------
                See Notes to Financial Statements beginning on page 46

           INTERNATIONAL       INTERNATIONAL       TOTAL RETURN      INTERMEDIATE-TERM       MORTGAGE BACKED
          EQUITY PORTFOLIO     BOND PORTFOLIO     BOND PORTFOLIO      BOND PORTFOLIO       SECURITIES PORTFOLIO
            $242,636,690        $ 40,779,210       $ 54,487,535       $   115,646,813         $   73,381,974
                      --                 380                666                   504                    992
                      --             208,147                 --                    --                     --
                 726,781             182,594            103,741               481,412                138,803
                 505,082                  --          3,820,527                    --                     --
                 703,905           1,096,442            385,290               782,785                566,609
                  11,780              26,200                 --                 8,011                  7,777
                      --                  --              7,133                    --                     --
                      --             147,461            402,833               406,578                     --
             244,584,238          42,440,434         59,207,725           117,326,103             74,096,155
                 185,650                  --                 --                    --                     --
                 331,620                  --          9,449,647            16,122,021                     --
               3,193,436              90,203             35,655               212,699                 83,839
                 130,338              12,953             66,194                46,639                 88,597
                      --               2,666              7,170                15,066                 12,293
                      --                  --                 --                    --                  9,375
                  32,096               2,830                 --                    --                     --
                   6,750               5,062              6,750                 6,750                  6,750
                      --                  --              8,330               186,878                     --
                 141,422              17,598            142,969                35,159                 28,225
                      --             529,422            273,215               308,874                     --
               4,021,312             660,734          9,989,930            16,934,086                229,079
            $240,562,926        $ 41,779,700       $ 49,217,795       $   100,392,017         $   73,867,076

            $     16,236        $      4,110       $      4,786       $         9,746         $        7,236
             200,284,101          41,276,593         49,156,861           100,221,711             74,137,237
             200,300,337          41,280,703         49,161,647           100,231,457             74,144,473
                 102,946              59,414            328,137                81,990                 23,140
               3,607,116                  --           (619,422)             (152,462)            (1,281,112)
              36,552,527             439,583            347,433               231,032                980,575
            $240,562,926        $ 41,779,700       $ 49,217,795       $   100,392,017         $   73,867,076
              16,236,488           4,109,948          4,786,311             9,746,047              7,236,318
                  $14.82              $10.17             $10.28                $10.30                 $10.21
            $206,081,228        $ 39,961,657       $ 54,078,662       $   115,332,914         $   72,416,518

    U.S. GOVERNMENT MONEY
    MARKET PORTFOLIO
         $22,568,098
                  --
                  --
           5,576,734
                  --
              47,320
               6,350
                  --
                  --
          28,198,502
                 653
                  --
             771,406
              19,534
               2,803
                  --
                  --
               6,750
                  --
                  --
                  --
             801,146
         $27,397,356

         $    27,397
          27,369,959
          27,397,356
                  --
                  --
                  --
         $27,397,356
          27,397,356
               $1.00
         $22,568,098

--------------------------------------------------------------------------------
                See Notes to Financial Statements beginning on page 46

               THE TARGET PORTFOLIO TRUST
               Statements of Operations
               For The Year Ended December
               31, 1996

                                           LARGE CAPITALIZATION    LARGE CAPITALIZATION    SMALL CAPITALIZATION
                                             GROWTH PORTFOLIO        VALUE PORTFOLIO         GROWTH PORTFOLIO
NET INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------------
Income
  Interest                                     $    497,522            $    391,604            $    368,489
---------------------------------------------------------------------------------------------------------------
  Dividends                                       1,566,689               6,072,665                 448,654
---------------------------------------------------------------------------------------------------------------
  Less: Foreign withholding taxes                    (5,259)                (52,283)                 (4,156)
---------------------------------------------------------------------------------------------------------------
      Total income                                2,058,952               6,411,986                 812,987
---------------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                  1,216,415               1,253,390                 848,974
---------------------------------------------------------------------------------------------------------------
  Custodian's fees and expenses                     129,000                 115,000                 175,000
---------------------------------------------------------------------------------------------------------------
  Transfer agent's fees and expenses                 93,300                  93,300                  92,100
---------------------------------------------------------------------------------------------------------------
  Registration fees                                  80,000                  25,000                  33,000
---------------------------------------------------------------------------------------------------------------
  Reports to shareholders                           107,000                  53,000                  68,000
---------------------------------------------------------------------------------------------------------------
  Audit fees and expenses                            15,200                  15,200                  15,200
---------------------------------------------------------------------------------------------------------------
  Legal fees and expenses                             8,000                   8,000                   8,000
---------------------------------------------------------------------------------------------------------------
  Trustees' fees and expenses                         4,250                   4,250                   4,250
---------------------------------------------------------------------------------------------------------------
  Amortization of organization expenses               5,786                   5,786                   5,786
---------------------------------------------------------------------------------------------------------------
  Insurance                                           4,400                   4,800                   3,000
---------------------------------------------------------------------------------------------------------------
  Miscellaneous                                       5,485                   4,464                   5,433
---------------------------------------------------------------------------------------------------------------
      Total expenses                              1,668,836               1,582,190               1,258,743
---------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        390,116               4,829,796                (445,756)
---------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
  Investment transactions                        11,243,006              11,707,935              16,882,644
---------------------------------------------------------------------------------------------------------------
  Financial futures contracts                            --                      --                      --
---------------------------------------------------------------------------------------------------------------
  Foreign currency transactions                          --                      --                      --
---------------------------------------------------------------------------------------------------------------
  Options written                                        --                      --                      --
---------------------------------------------------------------------------------------------------------------
Total net realized gain (loss)                   11,243,006              11,707,935              16,882,644
---------------------------------------------------------------------------------------------------------------
Net change in unrealized
  appreciation/depreciation on:
  Investments                                    27,653,840              20,366,798               6,803,397
---------------------------------------------------------------------------------------------------------------
  Financial futures contracts                            --                      --                      --
---------------------------------------------------------------------------------------------------------------
  Foreign currency transactions                          --                      --                      --
---------------------------------------------------------------------------------------------------------------
  Options written                                        --                      --                      --
---------------------------------------------------------------------------------------------------------------
Net change in unrealized
  appreciation/depreciation                      27,653,840              20,366,798               6,803,397
---------------------------------------------------------------------------------------------------------------
Net gain (loss)                                  38,896,846              32,074,733              23,686,041
---------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                      $ 39,286,962            $ 36,904,529            $ 23,240,285
---------------------------------------------------------------------------------------------------------------

                                          SMALL CAPITALIZATION
                                            VALUE PORTFOLIO
NET INVESTMENT INCOME
-----------------------------------------------------------------------------------
Income
  Interest                                    $    194,619
--------------------------------------------------------------------------------------------------------
  Dividends                                      1,667,319
---------------------------------------------------------------------------------------------------------------
  Less: Foreign withholding taxes                   (1,045)
---------------------------------------------------------------------------------------------------------------
      Total income                               1,860,893
---------------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                   663,383
---------------------------------------------------------------------------------------------------------------
  Custodian's fees and expenses                    130,000
---------------------------------------------------------------------------------------------------------------
  Transfer agent's fees and expenses                88,300
---------------------------------------------------------------------------------------------------------------
  Registration fees                                 30,000
---------------------------------------------------------------------------------------------------------------
  Reports to shareholders                           64,000
---------------------------------------------------------------------------------------------------------------
  Audit fees and expenses                           15,200
---------------------------------------------------------------------------------------------------------------
  Legal fees and expenses                            8,000
---------------------------------------------------------------------------------------------------------------
  Trustees' fees and expenses                        4,250
---------------------------------------------------------------------------------------------------------------
  Amortization of organization expenses              5,786
---------------------------------------------------------------------------------------------------------------
  Insurance                                          1,906
---------------------------------------------------------------------------------------------------------------
  Miscellaneous                                      2,496
---------------------------------------------------------------------------------------------------------------
      Total expenses                             1,013,321
---------------------------------------------------------------------------------------------------------------
Net investment income (loss)                       847,572
---------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
  Investment transactions                       10,384,665
---------------------------------------------------------------------------------------------------------------
  Financial futures contracts                           --
---------------------------------------------------------------------------------------------------------------
  Foreign currency transactions                         --
---------------------------------------------------------------------------------------------------------------
  Options written                                       --
---------------------------------------------------------------------------------------------------------------
Total net realized gain (loss)                  10,384,665
---------------------------------------------------------------------------------------------------------------
Net change in unrealized
  appreciation/depreciation on:
  Investments                                   11,237,645
---------------------------------------------------------------------------------------------------------------
  Financial futures contracts                           --
---------------------------------------------------------------------------------------------------------------
  Foreign currency transactions                         --
---------------------------------------------------------------------------------------------------------------
  Options written                                       --
---------------------------------------------------------------------------------------------------------------
Net change in unrealized
appreciation/depreciation                       11,237,645
---------------------------------------------------------------------------------------------------------------
Net gain (loss)                                 21,622,310
---------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                     $ 22,469,882
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                See Notes to Financial Statements beginning on page 46

           INTERNATIONAL       INTERNATIONAL       TOTAL RETURN      INTERMEDIATE-TERM       MORTGAGE BACKED
          EQUITY PORTFOLIO     BOND PORTFOLIO     BOND PORTFOLIO      BOND PORTFOLIO       SECURITIES PORTFOLIO
          $        656,640     $    2,465,375     $    3,125,856      $     5,247,889         $    5,310,118
                 6,372,612                 --                 --                   --                     --
                  (918,206)                --                 --                   --                     --
                 6,111,046          2,465,375          3,125,856            5,247,889              5,310,118
                 1,551,382            193,939            212,605              367,755                324,962
                   403,000            191,000            124,400              119,000                189,000
                    93,300             32,200             36,400               40,400                 49,700
                    35,000             25,000             18,000               18,000                 29,000
                    67,200             30,000             18,300               18,300                 31,000
                    25,200             15,200             15,200               15,200                 15,200
                     5,000             12,000              5,000                5,000                  5,000
                     4,250              4,250              4,250                4,250                  4,250
                     5,786             10,625              5,786                5,786                  5,786
                     3,887                900                814                1,411                  1,800
                     3,544              3,664              4,837                  999                  3,251
                 2,197,549            518,778            445,592              596,101                658,949
                 3,913,497          1,946,597          2,680,264            4,651,788              4,651,169
                12,088,732          1,247,895            (30,724)            (715,006)               271,285
                        --                 --            170,742              145,680                 18,176
                  (273,753)        (1,376,360)          (206,259)             565,811                     --
                        --                 --             38,957               56,559                 37,717
                11,814,979           (128,465)           (27,284)              53,044                327,178
                16,999,508             31,949           (121,548)            (228,099)            (1,124,991)
                        --                 --           (338,375)            (338,625)                    --
                   (24,417)           (66,476)           166,706              172,531                     --
                        --                 --                 --                   --                 19,899
                16,975,091            (34,527)          (293,217)            (394,193)            (1,105,092)
                28,790,070           (162,992)          (320,501)            (341,149)              (777,914)

          $     32,703,567     $    1,783,605     $    2,359,763      $     4,310,639         $    3,873,255

     U.S. GOVERNMENT MONEY
        MARKET PORTFOLIO
             $ 1,030,474
                     --
                     --
               1,030,474
                  47,830
                  62,000
                   7,400
                  18,300
                  12,100
                   6,200
                   5,000
                   4,250
                   5,786
                     378
                   1,269
                 170,513
                 859,961
                   2,578
                      --
                      --
                      --
                   2,578
                      --
                      --
                      --
                      --
                      --
                   2,578
             $   862,539

--------------------------------------------------------------------------------
                See Notes to Financial Statements beginning on page 46

               THE TARGET PORTFOLIO TRUST
               Statements of Changes in Net
               Assets

                                                                                                                  SMALL
                                                                                                               CAPITALIZATION
                                           LARGE CAPITALIZATION                LARGE CAPITALIZATION               GROWTH
                                             GROWTH PORTFOLIO                    VALUE PORTFOLIO                PORTFOLIO
                                       ----------------------------        ----------------------------        ------------
                                                                                                                Year Ended
                                         Year Ended December 31,             Year Ended December 31,           December 31,
                                       ----------------------------        ----------------------------        ------------
                                           1996            1995                1996            1995                1996
INCREASE (DECREASE)
IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
Operations
 Net investment income (loss)          $    390,116    $  1,438,204        $  4,829,796    $  4,478,126        $   (445,756)
---------------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss) on
   investment and foreign currency
   transactions                          11,243,006      19,526,858          11,707,935       6,876,322          16,882,644
---------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized
   appreciation/
   depreciation of investments           27,653,840      15,296,515          20,366,798      33,534,250           6,803,397
---------------------------------------------------------------------------------------------------------------------------
 Net increase in net assets
   resulting from operations             39,286,962      36,261,577          36,904,529      44,888,698          23,240,285
---------------------------------------------------------------------------------------------------------------------------
Net equalization (debits)/credits                --          23,852                  --         137,234                  --
---------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions
 Dividends from net investment
   income                                  (329,698)     (1,438,204)         (4,829,796)     (4,180,840)                 --
---------------------------------------------------------------------------------------------------------------------------
 Dividends in excess of net
   investment income                             --        (172,473)           (435,227)             --                  --
---------------------------------------------------------------------------------------------------------------------------
 Distributions from net
   realized gains                       (23,349,943)       (146,425)         (9,766,690)     (5,166,575)        (16,337,409)
---------------------------------------------------------------------------------------------------------------------------
 Distributions in excess of net
   realized gains                                --              --                  --              --                  --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                     (23,679,641)     (1,757,102)        (15,031,713)     (9,347,415)        (16,337,409)
---------------------------------------------------------------------------------------------------------------------------
Fund share transactions(a)
 Net proceeds from shares sold           63,352,161      56,432,734          67,051,579      54,585,252          52,292,568
---------------------------------------------------------------------------------------------------------------------------
 Net asset value of shares issued to
   shareholders in reinvestment of
   dividends and distributions           23,329,793       1,723,164          14,708,918       9,096,375          16,090,077
---------------------------------------------------------------------------------------------------------------------------
 Cost of shares reacquired              (61,584,086)    (54,679,344)        (63,523,667)    (53,982,606)        (49,348,968)
---------------------------------------------------------------------------------------------------------------------------
 Net increase/(decrease) in net
   assets from Fund share
   transactions                          25,097,868       3,476,554          18,236,830       9,699,021          19,033,677
---------------------------------------------------------------------------------------------------------------------------
      Total increase/(decrease)          40,705,189      38,004,881          40,109,646      45,377,538          25,936,553
NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
Beginning of year                       180,077,240     142,072,359         187,596,203     142,218,665         121,532,722
---------------------------------------------------------------------------------------------------------------------------
End of year                            $220,782,429    $180,077,240        $227,705,849    $187,596,203        $147,469,275
---------------------------------------------------------------------------------------------------------------------------


                                       SMALL
                                     CAPITALIZATION
                                        GROWTH                 SMALL CAPITALIZATION
                                      PORTFOLIO                  VALUE PORTFOLIO
                                     ------------          ----------------------------
                                      Year Ended
                                     December 31,            Year Ended December 31,
                                     ------------          ----------------------------
                                         1995                  1996            1995
INCREASE (DECREASE)
IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
Operations
 Net investment income (loss)         $    131,644        $    847,572    $ 1,007,405
---------------------------------------------------------------------------------------------------------------------------

 Net realized gain (loss) on
   investment and foreign currency
   transactions                         15,587,518          10,384,665     (1,276,385)
---------------------------------------------------------------------------------------------------------------------------

 Net change in unrealized
   appreciation/
   depreciation of investments           7,737,858          11,237,645     15,684,311
---------------------------------------------------------------------------------------------------------------------------

 Net increase in net assets
   resulting from operations            23,457,020          22,469,882     15,415,331
---------------------------------------------------------------------------------------------------------------------------

Net equalization (debits)/credits            5,006                  --         (6,129)
---------------------------------------------------------------------------------------------------------------------------

Dividends and Distributions
 Dividends from net investment
   income                                 (126,023)           (837,683)    (1,001,120)
---------------------------------------------------------------------------------------------------------------------------

 Dividends in excess of net
   investment income                            --                  --             --
---------------------------------------------------------------------------------------------------------------------------

 Distributions from net
   realized gains                       (2,310,413)         (4,467,642)            --
---------------------------------------------------------------------------------------------------------------------------

 Distributions in excess of net
   realized gains                               --                  --             --
---------------------------------------------------------------------------------------------------------------------------

Total distributions                     (2,436,436)         (5,305,325)    (1,001,120)
---------------------------------------------------------------------------------------------------------------------------

Fund share transactions(a)
 Net proceeds from shares sold          43,301,027          44,712,582     33,516,882
---------------------------------------------------------------------------------------------------------------------------

 Net asset value of shares issued to
   shareholders in reinvestment of
   dividends and distributions           2,409,004           5,207,885        976,655
---------------------------------------------------------------------------------------------------------------------------

 Cost of shares reacquired             (41,665,163)        (38,007,600)   (35,469,754)
---------------------------------------------------------------------------------------------------------------------------

 Net increase/(decrease) in net
   assets from Fund share
   transactions                          4,044,868          11,912,867       (976,217)
---------------------------------------------------------------------------------------------------------------------------

      Total increase/(decrease)         25,070,458          29,077,424     13,431,865
NET ASSETS
---------------------------------------------------------------------------------------------------------------------------

Beginning of year                       96,462,264          97,594,479     84,162,614
---------------------------------------------------------------------------------------------------------------------------

End of year                           $121,532,722        $126,671,903    $97,594,479
---------------------------------------------------------------------------------------------------------------------------


(a) Fund share transactions are at $1 per share for the U.S. Government Money Market Portfolio.

--------------------------------------------------------------------------------
                See Notes to Financial Statements beginning on page 46

              INTERNATIONAL                 INTERNATIONAL
                 EQUITY                         BOND                     TOTAL RETURN               INTERMEDIATE-TERM
                PORTFOLIO                     PORTFOLIO                 BOND PORTFOLIO               BOND PORTFOLIO
       ---------------------------   ---------------------------   -------------------------   ---------------------------
         Year Ended December 31,       Year Ended December 31,      Year Ended December 31,      Year Ended December 31,
       ---------------------------   ---------------------------   -------------------------   ---------------------------
           1996           1995          1996           1995           1996          1995           1996           1995
       $  3,913,497   $  2,424,043   $ 1,946,597    $ 1,640,903    $ 2,680,264   $ 2,302,300   $  4,651,788   $ 4,178,990
         11,814,979      5,756,251      (128,465)     1,246,953        (27,284)    2,690,163         53,044     3,510,267
         16,975,091     17,986,578       (34,527)       654,522       (293,217)    1,575,397       (394,193)    2,967,954
         32,703,567     26,166,872     1,783,605      3,542,378      2,359,763     6,567,860      4,310,639    10,657,211
                 --       (305,576)           --             --             --            --             --            --
         (3,405,100)    (1,548,526)     (812,023)    (1,640,903)    (2,614,993)   (2,138,946)    (4,651,788)   (4,081,709)
                 --             --            --        (21,207)            --            --        (47,210)           --
         (9,899,724)      (493,586)     (922,057)      (642,900)    (1,230,625)     (335,308)    (1,051,696)     (188,877)
                 --             --            --             --             --            --             --            --
        (13,304,824)    (2,042,112)   (1,734,080)    (2,305,010)    (3,845,618)   (2,474,254)    (5,750,694)   (4,270,586)
        354,553,935    140,908,056    18,342,835     20,469,941     20,202,045    23,640,083     44,780,207    29,966,150
         13,089,510      1,993,113     1,705,126      2,145,942      3,603,260     2,334,835      5,507,246     4,022,268
       (338,076,828)  (163,147,872)  (12,977,726)   (10,640,585)   (18,219,385)  (16,141,734)   (25,580,092)  (26,174,351)
         29,566,617    (20,246,703)    7,070,235     11,975,298      5,585,920     9,833,184     24,707,361     7,814,067
         48,965,360      3,572,481     7,119,760     13,212,666      4,100,065    13,926,790     23,267,306    14,200,692
        191,597,566    188,025,085    34,659,940     21,447,274     45,117,730    31,190,940     77,124,711    62,924,019
       $240,562,926   $191,597,566   $41,779,700    $34,659,940    $49,217,795   $45,117,730   $100,392,017   $77,124,711

                                                        U.S. GOVERNMENT
                          MORTGAGE BACKED                    MONEY
                        SECURITIES PORTFOLIO           MARKET PORTFOLIO
                    --------------------------   ---------------------------
                      Year Ended December 31,       Year Ended December 31,
                    --------------------------   ---------------------------
                        1996           1995           1996           1995
                     $ 4,651,169   $ 4,423,653    $    859,961    $ 1,044,138
                         327,178     2,132,636           2,578            548
                      (1,105,092)    3,284,752              --             --
                       3,873,255     9,841,041         862,539      1,044,686
                              --            --              --             --
                      (4,503,951)   (4,423,653)       (862,539)     (1,044,686)
                              --      (196,430)             --             --
                              --            --              --             --
                              --            --              --             --
                      (4,503,951)   (4,620,083)       (862,539)    (1,044,686)
                      21,388,848    19,667,652     339,835,083    139,918,716
                       3,841,153     3,702,170         776,187        945,815
                     (20,491,299)  (20,802,368)   (332,068,470)  (143,448,009)
                       4,738,702     2,567,454       8,542,800     (2,583,478)
                       4,108,006     7,788,412       8,542,800     (2,583,478)
                      69,759,070    61,970,658      18,854,556     21,438,034
                     $73,867,076   $69,759,070    $ 27,397,356   $ 18,854,556

--------------------------------------------------------------------------------
                See Notes to Financial Statements beginning on page 46

               THE TARGET PORTFOLIO TRUST
               Financial Highlights

                                                                                                                        LARGE
                                                                                                                     CAPITALIZATION
                                                                 LARGE CAPITALIZATION                                   VALUE
                                                                  GROWTH PORTFOLIO(e)                                PORTFOLIO(e)
                                         ---------------------------------------------------------------------       ------------
                                                                                                   January 5,
                                                                                                    1993(a)           Year Ended
                                                      Year Ended December 31,                       Through          December 31,
                                         --------------------------------------------------       December 31,       ------------
                                             1996               1995               1994               1993               1996
PER SHARE OPERATING
PERFORMANCE:
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $12.13              $9.74              $9.91             $10.00             $12.57
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income (loss)                    .02                .10                .10                .07(c)             .31
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains
 (losses) on
 investment transactions                       2.33               2.41               (.16)              (.12)              2.07
---------------------------------------------------------------------------------------------------------------------------------
      Total from investment
        operations                             2.35               2.51               (.06)              (.05)              2.38
---------------------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment
  income                                       (.02)              (.10)              (.10)              (.04)              (.31)
---------------------------------------------------------------------------------------------------------------------------------
Distributions in excess of net
 investment income                               --               (.01)              (.01)                --               (.03)
---------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains         (1.49)              (.01)                --                 --               (.64)
---------------------------------------------------------------------------------------------------------------------------------
Distributions in excess of net realized
 gains                                           --                 --                 --                 --                 --
---------------------------------------------------------------------------------------------------------------------------------
      Total distributions                     (1.51)              (.12)              (.11)              (.04)              (.98)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $12.97             $12.13              $9.74              $9.91             $13.97
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(d)                              21.09%             25.76%               (.68)%             (.46)%           19.17%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000)            $220,782           $180,077           $142,072            $98,089           $227,706
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (000)                   $202,736           $162,982           $129,687            $48,033           $208,898
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets
 Expenses                                       .82%               .78%               .81%              1.05%(b)(c)         .77%
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                   .19%               .88%              1.08%               .84%(b)(c)        2.33%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          65%               154%                24%                 4%                22%
---------------------------------------------------------------------------------------------------------------------------------
Average commission rate per share          $  .0572           $  .0578                N/A                N/A           $  .0509
---------------------------------------------------------------------------------------------------------------------------------


                                                LARGE CAPITALIZATION
                                                   VALUE PORTFOLIO
                                        ---------------------------------------------------
                                                                                 January 5,
                                                                                  1993(a)
                                             Year Ended December 31,              Through
                                             -----------------------            December 31,
                                             1995               1994               1993
PER SHARE OPERATING
PERFORMANCE:
---------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period         $10.02             $10.11             $10.00
---------------------------------------------------------------------------------------------------------------------------------

Income from investment operations
Net investment income (loss)                    .33                .26                .21(c)
---------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gains
 (losses) on
 investment transactions                       2.89               (.04)               .02
---------------------------------------------------------------------------------------------------------------------------------

      Total from investment
        operations                             3.22                .22                .23
---------------------------------------------------------------------------------------------------------------------------------

Less distributions
Dividends from net investment
  income                                       (.30)              (.25)              (.11)
---------------------------------------------------------------------------------------------------------------------------------

Distributions in excess of net
 investment income                               --                 --                 --
---------------------------------------------------------------------------------------------------------------------------------

Distributions from net realized gains          (.37)              (.06)              (.01)
---------------------------------------------------------------------------------------------------------------------------------

Distributions in excess of net realized
 gains                                           --                 --                 --
---------------------------------------------------------------------------------------------------------------------------------

      Total distributions                      (.67)              (.31)              (.12)
---------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period               $12.57             $10.02             $10.11
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(d)                              32.08%               2.18%              2.29%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period (000)            $187,596           $142,219            $96,074
---------------------------------------------------------------------------------------------------------------------------------

Average net assets (000)                   $163,124           $128,865            $46,623
---------------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets
 Expenses                                       .76%               .81%              1.05%(b)(c)
---------------------------------------------------------------------------------------------------------------------------------

 Net investment income (loss)                  2.83%              2.66%              2.12%(b)(c)
---------------------------------------------------------------------------------------------------------------------------------

Portfolio turnover rate                          59%                 6%                 3%
---------------------------------------------------------------------------------------------------------------------------------

Average commission rate per share          $  .0514                N/A                N/A
---------------------------------------------------------------------------------------------------------------------------------

 (a)  Commencement of investment operations.
 (b)  Annualized.
 (c)  Net of expense subsidies.
 (d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
 (e)  Calculated based upon average shares outstanding during the period.

--------------------------------------------------------------------------------
                See Notes to Financial Statements beginning on page 46

                     SMALL CAPITALIZATION                                                SMALL CAPITALIZATION
                            GROWTH                                                               VALUE
                           PORTFOLIO                                                         PORTFOLIO(e)
---------------------------------------------------------------     ---------------------------------------------------------------
                                                  January 5,                                                         January 5,
                                                   1993(a)                                                            1993(a)
           Year Ended December 31,                 Through                   Year Ended December 31,                  Through
----------------------------------------------   December 31,     ----------------------------------------------    December 31,
    1996          1995(e)         1994(e)        1993(e)            1996            1995             1994             1993
  $14.15          $11.59         $11.86            $10.00           $13.07          $11.07           $12.72         $10.00
    (.02)            .02            .01             .01(c)             .11             .14              .11           (.01)(c)
    2.63            2.84           (.27)             1.86             2.71            2.00            (1.49)          3.19
    2.61            2.86           (.26)             1.87             2.82            2.14            (1.38)          3.18
      --            (.02)          (.01)             (.01)           (.11)            (.14)              --             --
      --              --             --                --               --              --               --             --
   (1.83)           (.28)            --                --             (.56)             --             (.27)           (.46)
      --              --             --                --               --              --               --             --
   (1.83)           (.30)          (.01)             (.01)           (.67)            (.14)            (.27)           (.46)
  $14.93          $14.15         $11.59            $11.86           $15.22           $13.07           $11.07         $12.72
   18.88%          24.62%         (2.19)%           18.66%           21.75%           19.21%          (11.03)%        31.86%
$147,469        $121,533        $96,462           $63,917         $126,672          $97,594          $84,163        $64,430
$141,496        $107,649        $87,403           $29,313         $110,564          $88,085          $83,891        $29,039
     .89%            .85%           .93%             1.05(b)(c)        .92%            1.00%             .93%          1.05%(b)(c)
    (.32)%           .12%           .10%              .11(b)(c)        .77%            1.14%             .88%          (.11)%(b)(c)
     108%            120%            97%               72%              60%             110%              97%           112%
$  .0590        $  .0586            N/A               N/A         $  .0610          $  .0561              N/A            N/A

                                       INTERNATIONAL
                                     EQUITY PORTFOLIO
              ---------------------------------------------------------------
                                                                  January 5,
                                                                   1993(a)
                         Year Ended December 31,                   Through
              ----------------------------------------------     December 31,
                  1996           1995(e)          1994(e)          1993(e)
                  $13.64           $11.95           $13.09           $10.00
                     .25              .17              .06              .07
                    1.79             1.67             (.01)            3.16
                    2.04             1.84              .05             3.23
                    (.22)            (.11)            (.01)            (.01)
                                       --               --               --
                    (.64)            (.04)           (1.07)            (.05)
                                                      (.11)            (.08)
                    (.86)            (.15)           (1.19)            (.14)
                  $14.82           $13.64           $11.95           $13.09
                   15.25%           15.38%             .18%           32.38%
                $240,563         $191,598         $188,025         $127,121
                $221,626         $183,414         $179,614          $49,769
                     .99%            1.02%            1.07%            1.40%(b)
                    1.77%            1.32%             .47%             .64%(b)
                      39%              76%             116%              65%
                $  .0240         $  .0250              N/A              N/A

--------------------------------------------------------------------------------
                See Notes to Financial Statements beginning on page 46

               THE TARGET PORTFOLIO TRUST
               Financial Highlights

                                                              INTERNATIONAL                             TOTAL RETURN
                                                                   BOND                                     BOND
                                                                PORTFOLIO                                PORTFOLIO
                                          ------------------------------------------------------        ------------
                                                                                     May 17,
                                                                                     1994(a)             Year Ended
                                              Year Ended December 31,                Through            December 31,
                                          --------------------------------         December 31,         ------------
                                              1996                1995                 1994                 1996
PER SHARE OPERATING
PERFORMANCE:
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                                      $10.19               $9.57               $10.00               $10.62
--------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                            .51                 .57(c)               .27(c)               .57
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains
 (losses) on investment
 transactions                                   (.08)                .82                 (.19)                (.09)
--------------------------------------------------------------------------------------------------------------------
      Total from investment
        operations                               .43                1.39                  .08                  .48
--------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment
  income                                        (.21)               (.57)                (.27)                (.56)
--------------------------------------------------------------------------------------------------------------------
Distributions in excess of net
 investment income                                --                  --                 (.24)                  --
--------------------------------------------------------------------------------------------------------------------
Distributions from net realized
 gains                                          (.24)               (.20)                  --                 (.26)
--------------------------------------------------------------------------------------------------------------------
Distributions in excess of net
 realized gains                                   --                  --                   --                   --
--------------------------------------------------------------------------------------------------------------------
      Total distributions                       (.45)               (.77)                (.51)                (.82)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $10.17              $10.19                $9.57               $10.28
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(d)                                 4.45%              14.66%                 .71%                5.02%
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000)              $41,780             $34,660              $21,447              $49,218
--------------------------------------------------------------------------------------------------------------------
Average net assets (000)                     $38,788             $29,510              $15,366              $47,246
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets
 Expenses                                       1.34%               1.00%(c)             1.00%(b)(c)           .94%
--------------------------------------------------------------------------------------------------------------------
 Net investment income                          5.02%               5.56%(c)             4.84%(b)(c)          5.67%
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          226%                456%                 361%                 340%
--------------------------------------------------------------------------------------------------------------------


                                               TOTAL RETURN
                                             BOND PORTFOLIO
                                     ---------------------------------------------
                                                                        January 5,
                                                                         1993(a)
                                        Year Ended December 31,          Through
                                        -----------------------         December 31,
                                        1995             1994              1993
PER SHARE OPERATING
PERFORMANCE:
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                                 $9.48           $10.28             $10.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                      .62(c)           .47(c)             .44(c)
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains
 (losses) on investment
 transactions                             1.18             (.82)               .56
--------------------------------------------------------------------------------------------------------------------
      Total from investment
        operations                        1.80             (.35)              1.00
--------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment
  income                                  (.58)            (.45)              (.44)
--------------------------------------------------------------------------------------------------------------------
Distributions in excess of net
 investment income                          --               --               (.02)
--------------------------------------------------------------------------------------------------------------------
Distributions from net realized
 gains                                    (.08)              --               (.19)
--------------------------------------------------------------------------------------------------------------------
Distributions in excess of net
 realized gains                             --               --               (.07)
--------------------------------------------------------------------------------------------------------------------
      Total distributions                 (.66)            (.45)              (.72)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $10.62            $9.48             $10.28
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(d)                          19.63%           (3.54)%            10.18%
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000)        $45,118          $31,191            $25,917
--------------------------------------------------------------------------------------------------------------------
Average net assets (000)               $37,023          $31,141            $12,594
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets
 Expenses                                  .85%(c)          .85%(c)            .85%
--------------------------------------------------------------------------------------------------------------------
 Net investment income                    6.21%(c)         4.90%(c)           3.87%
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    141%             121%               171%
--------------------------------------------------------------------------------------------------------------------

 (a)  Commencement of investment operations.
 (b)  Annualized.
 (c)  Net of expense subsidies.
 (d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------
                See Notes to Financial Statements beginning on page 46

                       INTERMEDIATE-TERM                                                    MORTGAGE BACKED
                        BOND PORTFOLIO                                                   SECURITIES PORTFOLIO
---------------------------------------------------------------     ---------------------------------------------------------------
                                                  January 5,                                                        January 5,
                                                   1993(a)                                                            1993(a)
         Year Ended December 31,                  Through                   Year Ended December 31,                  Through
----------------------------------------------   December 31,     ----------------------------------------------   December 31,
  1996             1995            1994             1993           1996             1995             1994            1993
   $10.51           $9.56          $10.26          $10.00           $10.31           $9.51           $10.18         $10.00
      .59             .63             .49             .46(c)           .65             .68(c)           .61(c)         .57(c)
     (.07)            .94            (.71)            .46             (.12)            .83             (.66)           .28
      .52            1.57            (.22)            .92              .53            1.51             (.05)           .85
     (.59)           (.60)           (.48)           (.45)            (.63)           (.68)            (.61)          (.57)
       --              --              --              --               --            (.03)            (.01)          (.02)
     (.14)           (.02)             --            (.18)              --              --               --           (.08)
       --              --              --            (.03)              --              --               --             --
     (.73)           (.62)           (.48)           (.66)            (.63)           (.71)            (.62)          (.67)
   $10.30          $10.51           $9.56          $10.26           $10.21          $10.31            $9.51         $10.18
     5.22%          16.87%          (2.23)%          9.33%            5.56%         16.18%             (.51)%         8.56%
 $100,392         $77,125         $62,924         $60,651          $73,867        $69,759          $61,971         $60,100
  $81,723         $68,628         $69,602         $32,441          $72,214        $65,149          $66,276         $29,710
      .73%            .79%            .80%            .85%(b)(c)       .91%           .85%(c)          .85%(c)         .85%(b)(c)
     5.69%           6.09%           5.06%           4.27%(b)(c)      6.44%          6.79%(c)         6.19%(c)        5.30%(b)(c)
      311%             93%             77%            129%            102%            154%             380%            134%

                                        U.S. GOVERNMENT
                                             MONEY
                                       MARKET PORTFOLIO
              -------------------------------------------------------------------
                                                                     January 5,
                                                                      1993(a)
                          Year Ended December 31,                     Through
              ------------------------------------------------      December 31,
                  1996             1995              1994               1993
                   $1.00            $1.00             $1.00             $1.00
                    .045             .051(c)           .037(c)           .025(c)
                      --               --                --                --
                    .045             .051              .037              .025
                   (.045)           (.051)            (.037)            (.025)
                      --               --                --                --
                      --               --                --                --
                      --               --                --                --
                   (.045)           (.051)            (.037)            (.025)
                   $1.00            $1.00             $1.00             $1.00
                    4.53%            5.25%             3.79%             2.56%
                 $27,397          $18,855           $21,438            $2,997
                 $19,132          $20,173           $15,048            $1,407
                     .89%             .75%(c)           .50%(c)           .50%(b)(c)
                    4.49%            5.18%(c)          4.03%(c)          2.51%(b)(c)
                      --               --                --                --

--------------------------------------------------------------------------------
                See Notes to Financial Statements beginning on page 46

               THE TARGET PORTFOLIO TRUST
               Notes to Financial Statements

The Target Portfolio Trust (the "Fund") is an open-end management investment company. The Fund was established as a Delaware business trust on July 29, 1992 and consists of ten separate portfolios (the "Portfolio" or "Portfolios"): Large Capitalization Growth Portfolio, Large CapiTtalization Value Portfolio, Small Capitalization Growth Portfolio, Small Capitalization Value Portfolio, International Equity Portfolio, International Bond Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio and U.S. Government Money Market Portfolio. All the Portfolios are diversified as defined under the Investment Company Act of 1940 except for the International Bond Portfolio. Investment operations commenced on January 5, 1993 with the exception of the International Bond Portfolio which commenced on May 17, 1994.

      The Portfolios' investment objectives are as follows: Large Capitalization Growth Portfolio--long-term capital appreciation through investment primarily in common stocks that, in the investment adviser's opinion, are characterized by a growth of earnings faster than that of the S&P 500; Large Capitalization Value Portfolio--total return of capital appreciation and dividend income through investment primarily in common stocks that, in the adviser's opinion, have above average price appreciation potential; Small Capitalization Growth Portfolio--maximum capital appreciation through investment primarily in common stocks of "emerging growth" companies; Small Capitalization Value Portfolio--above average capital appreciation through investment in common stocks that, in the adviser's opinion, are undervalued or overlooked in the marketplace; International Equity Portfolio--capital appreciation through investment primarily in common stocks of companies domiciled outside the United States; International Bond Portfolio--high total return through investment primarily in high quality foreign debt securities denominated primarily in foreign currencies; Total Return Bond Portfolio--total return of current income and capital appreciation through investment primarily in fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than four years but not more than fifteen years; Intermediate-Term Bond Portfolio--current income and reasonable stability of principal through investment primarily in high quality fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than three years but not more than ten years; Mortgage Backed Securities Portfolio--high current income primarily and capital appreciation secondarily each consistent with the protection of capital through investment primarily in mortgage related securities; U.S. Government Money Market Portfolio--maximum current income consistent with maintenance of liquidity and preservation of principal through investment exclusively in short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific industry, region or country.
----------------------------------------------------------
Note 1. Accounting Policies

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuations: Securities, including options, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade are valued at the last sale price on such exchange or board of trade on the date of valuation or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day.

      Securities, including options, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.

      U.S. Government securities for which market quotations are available are valued at a price provided by an independent broker/dealer or pricing service.

      Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer.

      Securities for which market quotations are not available, are valued in good faith under procedures adopted by the Trustees.

      Securities held by the U.S. Government Money Market Portfolio are valued at amortized cost, which approximates market value. Short-term securities held by the other portfolios which mature in 60 days or less are valued at amortized cost which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities held by the other portfolios which mature in more than 60 days are valued at current market quotations.

      In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults, and the value of the collateral declines or, if bankruptcy proceedings are
--------------------------------------------------------------------------------
commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      All securities (except those of the U.S. Government Money Market Portfolio) are valued as of 4:15 P.M., New York time. The U.S. Government Money Market Portfolio calculates net asset value as of 4:30 P.M., New York time.

      Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The cost of portfolio securities for federal income tax purposes is substantially the same as for financial reporting purposes.

      Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Portfolio invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The International Equity Portfolio, International Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage-Backed Securities Portfolio and Total Return Bond Portfolio are the only portfolios that may invest in financial futures contracts.

      Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the fiscal period, the Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising froms changes in the market prices of securities held at the end of the fiscal period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of short-term securities, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

      Forward Currency Contracts: The International Equity Portfolio, International Bond Portfolio, Intermediate-Term Bond Portfolio and Total Return Bond Portfolio may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Portfolio enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counter parties to meet the terms of their contracts.

      Options: The International Equity Portfolio, the International Bond Portfolio, the Intermediate-Term Bond Portfolio, the Total Return Bond Portfolio and the Mortgage-Backed Securities Portfolio may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Portfolio currently owns or intends to purchase. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds
--------------------------------------------------------------------------------
from the sale or the cost basis of the purchase in determining whether the Portfolio has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

      The Portfolio, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Portfolio, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Equalization: Effective January 1, 1996, the Portfolios discontinued the accounting practice known as equalization by which a portion of the proceeds from sales and costs of reacquisitions of Portfolio shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. The following balances of undistributed net investment income at December 31, 1995, resulting from equalization, were transferred to paid-in capital in excess of par.

Portfolio                                     Amount
-----------------------------------------   ----------
Large Capitalization Growth Portfolio       $  682,397
Large Capitalization Value Portfolio         1,690,441
Small Capitalization Growth Portfolio           91,762
Small Capitalization Value Portfolio            25,342
International Equity Portfolio               1,094,130

      Such reclassifications have no effect on net assets, results of operations, or net asset value per share.

      Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with AICPA Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this Statement of Position, on the International Equity Portfolio, International Bond Portfolio, Total Return Bond Portfolio and Intermediate-Term Bond Portfolio was to reclassify $(302,524), $(971,362), $(50,758) and $(141,496), respectively, of net foreign currency losses to undistributed net investment income from accumulated net realized gains (losses). In addition, the Large Capitalization Growth Portfolio and Total Return Bond Portfolio reclassified $227,589 and $47,955, respectively of overdistributed income to paid-in capital in excess of par from overdistributed net investment income. Lastly, the Small Capitalization Growth Portfolio reclassified $439,497 of net operating losses to paid-in capital in excess of par from overdistributed net investment income. Current year net investment income, net realized gains (losses) and net assets were not affected by this statement.

      Dividends and Distributions: The International Bond Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio and Mortgage Backed Securities Portfolio declare dividends of their net investment income daily and pay such dividends monthly. The U.S. Government Money Market Portfolio declares net investment income and any net capital gain (loss) daily and pays such dividends monthly. Each other Portfolio declares and pays a dividend of its net investment income, if any, at least annually. Each Portfolio except for the U.S. Government Money Market Portfolio declares and pays its net capital gains, if any, at least annually.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes: For federal income tax purposes, each portfolio in the Fund is treated as a separate taxpaying entity. It is the intent of each portfolio to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign interest and dividends have been provided for in accordance with the Portfolios' understanding of the applicable country's tax rules and rates.

      Deferred Organizational Expenses: A total of $279,000 was incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Portfolio commenced investment operations.
----------------------------------------------------------
Note 2. Agreements

      The Fund has a management agreement with Prudential Mutual Fund Management LLC ("PMF") pursuant to which PMF manages the investment operations of the Fund, administers the Fund's affairs and is responsible for the selection, subject to review and approval of the Trustees, of the advisers. PMF supervises the advisers' performance of advisory services and makes recommendations to the Trustees as to whether the advisers' contracts should be renewed, modified or terminated. PMF pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

      PMF has subadvisory agreements with the advisers noted below pursuant to which each adviser furnishes investment advisory services in connection with the management of the Portfolios. Each of the two Advisers of the domestic equity Portfolios--the Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio and Small Capitalization Value Portfolio--manages approximately 50% of the assets of the respective Portfolio. In general, in order to maintain an approximately equal division of assets between the two Advisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expenses items) will be divided between the two Advisers as PMF deems it appropriate. In addition, there will be a periodic rebalancing of each Portfolio's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, each Portfolio will allocate assets from the better performing of the two Advisers to the other.
--------------------------------------------------------------------------------

Portfolio                            Adviser
-----------------   ------------------------------------------
Large
  Capitalization
  Growth.........   Oak Associates and
                    Columbus Circle Investors
Large
  Capitalization
  Value..........   INVESCO MIM Inc. and
                    Hotchkis and Willey
Small
  Capitalization
  Growth.........   Nicholas-Applegate Capital Management and
                    Investment Advisors, Inc.
Small
  Capitalization
  Value..........   Wood, Struthers & Winthrop and
                    Lazard Freres Asset Management
International
  Equity.........   Lazard Freres Asset Management
International
  Bond...........   Fiduciary International, Inc.
Total Return Bond
  and Intermediate-
  Term Bond......   Pacific Investment Management Co.
Mortgage Backed
  Securities and
  U.S. Government
  Money Market...   Wellington Management Co.

      The management fee paid PMF is computed daily and payable monthly, at an annual rate of the average daily net assets of the Portfolios specified below and PMF, in turn, pays each adviser a fee for its services.

                                Total
Portfolio                   Management Fee    Adviser Fee
-------------------------   --------------    -----------
Large Capitalization
  Growth.................         .60%             .30%
Large Capitalization
  Value..................         .60%             .30%
Small Capitalization
  Growth.................         .60%             .30%
Small Capitalization
  Value..................         .60%             .30%
International Equity.....         .70%             .40%
International Bond.......         .50%             .30%
Total Return Bond........         .45%             .25%
Intermediate-Term Bond...         .45%             .25%
Mortgage Backed
  Securities.............         .45%             .25%
U.S. Government Money
  Market.................         .25%            .125%

      The Fund has entered into a distribution agreement with Prudential Securities Incorporated ("PSI") for distribution of the Fund's shares. PSI serves the Fund without compensation.

      PMF and PSI are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
----------------------------------------------------------
Note 3. Other Transactions
with Affiliates

      Prudential Mutual Fund Services LLC (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. The following amounts represent the fees PMFS charged for the year ended December 31, 1996 as well as the fees due PMFS as of December 31, 1996.

                           Amount incurred
                               for the
                                 year          Amount Due
                                ended             as of
                             December 31,     December 31,
Portfolio                        1996             1996
-------------------------  ----------------   -------------
Large Capitalization
  Growth.................      $ 93,300          $ 8,600
Large Capitalization
  Value..................        93,300            8,600
Small Capitalization
  Growth.................        93,100            8,600
Small Capitalization
  Value..................        88,300            8,200
International Equity.....        93,300            8,600
International Bond.......        32,200            3,100
Total Return Bond........        36,400            3,300
Intermediate-Term Bond...        40,400            3,800
Mortgage Backed
  Securities.............        49,700            4,500
U.S. Government Money
  Market.................         7,400              700

      For the year ended December 31, 1996, PSI earned approximately $1,200 and $5,900 in brokerage commissions on behalf of certain portfolio transactions executed with the Large Capitalization Growth Portfolio and Large Capitalization Value Portfolio, respectively.
----------------------------------------------------------
Note 4. Portfolio Securities

      Purchases and sales of portfolio securities, excluding short-term investments and written options, for the year ended December 31, 1996 were as follows:

Portfolio                       Purchases        Sales
-----------------------------  ------------   ------------
Large Capitalization
  Growth.....................  $134,645,456   $127,086,409
Large Capitalization Value...    50,869,036     43,548,514
Small Capitalization
  Growth.....................   148,511,086    144,104,461
Small Capitalization Value...    69,546,350     64,779,045
International Equity.........   102,446,314     80,921,596
International Bond...........    83,398,854     74,144,918
Total Return Bond............   167,864,286    169,996,627
Intermediate-Term Bond.......   247,349,401    236,129,643
Mortgage Backed Securities...    78,650,256     71,993,367

      The federal income tax basis and unrealized appreciation/ depreciation of each of the Portfolios' investments, excluding written options as of December 31, 1996, were as follows:

                                     Net
                                 Unrealized
                                Appreciation          Gross Unrealized
Portfolio           Basis       (Depreciation)  Appreciation    Depreciation
---------------  ------------   -------------   ------------   --------------
Large
 Capitalization
  Growth.......  $173,131,254    $47,241,081    $ 52,148,606     $4,907,525
Large
 Capitalization
  Value........   173,048,592     53,684,411      59,549,452      5,865,041
Small
 Capitalization
  Growth.......   116,668,107     27,870,724      34,293,241      6,422,517
Small
 Capitalization
  Value........   104,449,585     20,956,271      22,976,898      2,020,627
International
  Equity.......   206,680,959     35,955,731      42,612,257      6,656,526
International
  Bond.........    39,970,371        808,839       1,030,199        221,360
Total Return
  Bond.........    54,078,662        408,873         541,350        132,477
Intermediate-Term
  Bond.........   115,332,914        313,899         582,209        268,310
Mortgage Backed
  Securities...    72,416,518        965,456       1,111,388        145,932

--------------------------------------------------------------------------------

      For federal income tax purposes, the Mortgage Backed Securities Portfolio had a capital loss carryforward as of December 31, 1996. Accordingly, no capital gain distributions are expected to be paid to shareholders of the Mortgage Backed Securities Portfolio until future net gains have been realized in excess of such carryforward. In addition, certain portfolios have either partially or fully utilized prior year capital losses and/or are electing to treat net currency losses incurred in the two month period ended December 31, 1996 as having been incurred in the following year.

                                                Utilization     Net Losses
                                                     of           in two
                                                 Prior Year    months ended
                  Capital Loss    Expiration    Capital Loss   December 31,
Portfolio         Carryforward       Year       Carryforward       1996
----------------  -------------   -----------   ------------   ------------
Small
  Capitalization
  Value
  Portfolio.....            --          --      $ 3,493,800            --
International
  Equity
  Portfolio                 --          --               --    $   39,900
International
  Bond
  Portfolio.....            --          --               --       306,300
Total Return
  Bond Portfolio            --          --               --       349,000
Intermediate-Term
  Bond Portfolio            --          --               --       138,200
Mortgage Backed
  Securities
  Portfolio.....   $ 1,277,400        2002          262,500            --

      At December 31, 1996, the Total Return and Intermediate-Term Bond Portfolios bought 166 and 300 financial futures contracts, respectively, on U.S. Treasury Bonds expiring in September 1996.

      The unrealized appreciation on such contracts as of December 31, 1996 were as follows:

                                        Value on       Unrealized
                         Value at     December 31,    Appreciation
Portfolio               Disposition       1996       (Depreciation)
----------------------  -----------   ------------   --------------
Total Return Bond.....  $18,401,750   $18,210,750      $ (191,000)
Intermediate-Term
  Bond................   32,523,750    32,343,250        (180,500)

      At December 31, 1996, the International Bond Portfolio had outstanding forward currency contracts, both to purchase and sell foreign currencies, as follows:

                         Value at
Foreign Currency      Settlement Date      Current       Appreciation
Purchase Contracts        Payable           Value       (Depreciation)
-------------------   ---------------    -----------    --------------
Australian Dollars,
  expiring
  1/17/97..........     $   141,764      $   143,038      $    1,274
British Pounds,
  expiring
  5/8/97...........         241,632          245,876           4,244
Canadian Dollars,
  expiring
  1/21/97..........       1,512,029        1,502,168          (9,861)
Deutschemarks,
  expiring
  2/21/97..........       7,669,822        7,493,329        (176,493)
French Francs,
  expiring
  1/17/97..........       2,480,921        2,480,554            (367)
Japanese Yen,
  expiring
  1/9/97...........       3,470,296        3,383,673         (86,623)
Spanish Pesetas,
  expiring
  1/13/97..........         926,698          928,748           2,050
Swedish Krona,
  expiring
  2/12/97..........       2,354,085        2,328,109         (25,976)
                      ---------------    -----------    --------------
                        $18,797,247      $18,505,495      $ (291,752)
                      ===============    ===========    ==============

                         Value at
Foreign Currency      Settlement Date      Current       Appreciation
Sale Contracts          Receivable          Value       (Depreciation)
-------------------   ---------------    -----------    --------------
British Pounds,
  expiring
  5/8/97...........     $ 4,338,641      $ 4,487,230      $ (148,589)
Danish Kroner,
  expiring
  2/13/97..........          41,667           41,005             662
Deutschemarks,
  expiring
  2/21/97..........       2,371,287        2,353,491          17,796
French Francs,
  expiring
  1/17/97..........     $ 4,668,016      $ 4,598,240      $   69,776
Irish Punts,
  expiring
  1/10/97..........       1,980,748        2,031,728         (50,980)
Italian Lira,
  expiring
  1/21/97..........       3,805,590        3,828,345         (22,755)
Japanese Yen,
  expiring
  1/9/97...........       2,077,504        2,060,929          16,575
Netherlands
  Guilder,
  expiring
  1/21/97..........         469,400          471,569          (2,169)
Spanish Pesetas,
  expiring
  1/13/97..........         227,481          223,338           4,143
Swedish Krona,
  expiring
  2/12/97..........         843,707          818,375          25,332
                      ---------------    -----------    --------------
                        $20,824,041      $20,914,250      $  (90,209)
                      ===============    ===========    ==============

      At December 31, 1996, the Total Return Bond Portfolio had outstanding forward currency contracts, both to purchase and sell foreign currencies, as follows:

                          Value at
Foreign Currency       Settlement Date     Current
Purchase Contracts         Payable          Value        Depreciation
--------------------   ---------------    ----------    --------------
Deutschemarks,
  expiring 1/16/97 -
  3/26/97...........     $ 6,063,970      $5,791,521      $ (272,449)
                       ===============    ==========     ==============

                          Value at
Foreign Currency       Settlement Date     Current
Sale Contracts           Receivable         Value        Appreciation
--------------------   ---------------    ----------    --------------
Canadian Dollars,
  expiring 3/26/97 -
  9/5/97............     $ 2,280,226      $2,255,424      $   24,802
Deutschemarks,
  expiring 1/16/97 -
  3/26/97...........       6,168,787       5,791,522         377,265
                       ---------------    ----------    --------------
                         $ 8,449,013      $8,046,946      $  402,067
                       ===============    ==========    ==============

      At December 31, 1996, the Intermediate-Term Bond Portfolio had outstanding forward currency contracts, both to purchase and sell foreign currencies, as follows:

                           Value at
Foreign Currency        Settlement Date     Current
Purchase Contracts          Payable          Value       Depreciation
---------------------   ---------------    ----------    ------------
Deutschemarks,
  expiring 3/26/97...     $ 6,877,265      $6,568,391     $ (308,874)
                        ===============   ===========    ==============

                           Value at
Foreign Currency        Settlement Date     Current
Sale Contracts            Receivable         Value       Appreciation
---------------------   ---------------    ----------    ------------
Canadian Dollars,
  expiring 3/26/97 -
  9/5/97.............     $ 2,973,578      $2,949,542     $   24,036
Deutschemarks,
  expiring 3/26/97...       6,950,933       6,568,391        382,542
                        ---------------    ----------    ------------
                          $ 9,924,511      $9,517,933     $  406,578
                        ===============    ==========    ============

      Transactions in options written during the year ended December 31, 1996, were as follows:

                                         Number of
                                         Contracts    Premiums
Total Return Bond Portfolio                (000)      Received
--------------------------------------   ---------    --------
Options outstanding at December 31,
  1995................................         --          --
Options written.......................      1,569      55,062
Options terminated in closing purchase
  transactions........................        (11)     (4,582 )
Options exercised.....................        (35)    (15,874 )
Options expired.......................     (1,523)    (34,606 )
                                         ---------    --------
Options outstanding at December 31,
  1996................................         --     $    --
                                         =========    ========

--------------------------------------------------------------------------------

      Transactions in options written during the year ended December 31, 1996, were as follows:

                                         Number of
                                         Contracts    Premiums
Intermediate-Term Bond Portfolio           (000)      Received
--------------------------------------   ---------    --------
Options outstanding at December 31,
  1995................................         --     $    --
Options written.......................         96      72,947
Options terminated in closing purchase
  transactions........................        (19)     (7,913 )
Options exercised.....................        (37)    (15,989 )
Options expired.......................        (40)    (49,045 )
                                         ---------    --------
Options outstanding at December 31,
  1996................................         --     $    --
                                         =========    ========
                                         Number of    Premiums
Mortgage Backed Securities Portfolio     Contracts    Received
--------------------------------------   ---------    --------
Options outstanding at December 31,
  1995................................     40,000     $14,595
Options written.......................        200      93,289
Options terminated in closing purchase
  transactions........................    (40,150)    (83,390 )
                                         ---------    --------
Options outstanding at December 31,
  1996................................         50     $24,494
                                         =========    ========

--------------------------------------------------------------------------------
Note 5. Capital

      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. Of the shares outstanding at December 31, 1996, PMF owned 1,125 shares of each portfolio, except for the International Bond Portfolio, of which it owns 237,179 shares.

      Transactions in shares of beneficial interest during the year ended December 31, 1996 were as follows:

                                                                   Shares
                                                                 Issued in
                                                                Reinvestment                          Increase/
                                                                of Dividends                         (Decrease)
                                               Shares               and              Shares           in Shares
Portfolio                                       Sold            Distributions      Reacquired        Outstanding
--------------------------------------      -------------       ------------       -----------       -----------
Large Capitalization Growth
  Portfolio...........................         5,104,185          1,992,947         (4,916,826)       2,180,306
Large Capitalization Value
  Portfolio...........................         4,977,765          1,077,960         (4,680,804)       1,374,921
Small Capitalization Growth
  Portfolio...........................         3,362,005          1,099,203         (3,168,065)       1,293,143
Small Capitalization Value
  Portfolio...........................         3,200,088            356,460         (2,704,301)         852,247
International Equity Portfolio........        24,759,385            913,832        (23,486,609)       2,186,608
International Bond Portfolio..........         1,851,839            170,401         (1,313,693)         708,547
Total Return Bond Portfolio...........         1,977,896            356,327         (1,796,916)         537,307
Intermediate-Term Bond Portfolio......         4,363,436            539,430         (2,495,825)       2,407,041
Mortgage Backed Securities Portfolio..         2,108,789            378,715         (2,018,658)         468,846

      Transactions in shares of beneficial interest during the year ended December 31, 1995 were as follows:

                                                                   Shares
                                                                 Issued in
                                                                Reinvestment                          Increase/
                                                                of Dividends                         (Decrease)
                                               Shares               and              Shares           in Shares
Portfolio                                       Sold            Distributions      Reacquired        Outstanding
--------------------------------------      -------------       ------------       -----------       -----------
Large Capitalization Growth
  Portfolio...........................         5,088,274           140,781          (4,979,073)         249,982
Large Capitalization Value
  Portfolio...........................         4,775,800           734,989          (4,779,753)         731,036
Small Capitalization Growth
  Portfolio...........................         3,325,532           172,318          (3,236,827)         261,023
Small Capitalization Value
  Portfolio...........................         2,807,377            76,421          (3,018,792)        (134,994)
International Equity Portfolio........        11,209,899           150,197         (13,045,509)      (1,685,413)
International Bond Portfolio..........         1,976,236           208,497          (1,025,274)       1,159,459
Total Return Bond Portfolio...........         2,317,689           227,833          (1,588,241)         957,281
Intermediate-Term Bond Portfolio......         2,958,764           396,173          (2,600,802)         754,135
Mortgage Backed Securities Portfolio..         1,971,802           371,098          (2,094,123)         248,777

--------------------------------------------------------------------------------

               THE TARGET PORTFOLIO TRUST
               Independent Auditors' Report

The Shareholders and Trustees of
The Target Portfolio Trust:

      We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Target Portfolio Trust (consisting of the Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio, Small Capitalization Value Portfolio, International Equity Portfolio, International Bond Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio and U.S. Government Money Market Portfolio) as of December 31, 1996, the related statements of operations and of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Target Portfolio Trust as of December 31, 1996, the results of their operations, the changes in their net assets, and their financial highlights for the periods presented in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
February 21, 1997
--------------------------------------------------------------------------------

                     APPENDIX--HISTORICAL PERFORMANCE DATA

     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

     This chart shows the long-term performance of various asset classes and the rate of inflation.

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY
                       (VALUE OF $1 INVESTED ON 12/31/25)

                         [LINE GRAPH -- PLOT POINTS TO COME]

Small Stocks            $3,822
Common Stocks           $1,114
Long-Term Bonds         $   34
Treasury Bills          $   13
Inflation               $    9

Source: Prudential Investment Corporation based on data from Ibbotson Associates' EnCORR Software, Chicago, Illinois. Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any portfolio.

Generally, stock returns are attributable to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to the reinvestment of distributions. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

Impact of Inflation. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

        Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Trust or of any sector in which the Trust invests.

        All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           Historical Total Returns of Different Bond Market Sectors

Year                               '87     '88     '89     '90     '91     '92     '93     '94     '95
----                              -----   -----   -----   -----   -----   -----   -----   -----   -----
U.S. Treasury Bonds                2.0%    7.0%   14.4%    8.5%   15.3%    7.2%   10.7%   -3.4%   18.4%

Mortgage Securities                4.3%    8.7%   15.4%   10.7%   15.7%    7.0%    6.8%   -1.6%   16.8%

U.S.  Corporate Bonds              2.6%    9.2%   14.1%    7.1%   18.5%    8.7%   12.2%   -3.9%   22.3%

U.S. High Yield
Corporate Bonds                    5.0%   12.5%    0.8%   -9.6%   46.2%   15.8%   17.1%   -1.0%   19.2%

World Government Bonds            35.2%    2.3%   -3.4%   15.3%   16.2%    4.8%   15.1%    6.0%   19.6%
                                  ----    ----    ----    ----    ----    ----    ----    ----    ----
Difference between highest
and lowest return in percent      33.2    10.2    18.8    24.9    30.9    11.0    10.3     9.9     5.5

LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON-U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the performance of major world stock markets for the period from 1986 through 1995. It does not represent the performance of any Prudential Mutual Fund.

                          AVERAGE ANNUAL TOTAL RETURNS
                          OF MAJOR WORLD STOCK MARKETS
                         (1986-1995) (IN U.S. DOLLARS)

                             Hong Kong       23.8%
                             Belgium         20.7%
                             Sweden          19.4%
                             Netherland      19.3%
                             Spain           17.9%
                             Switzerland     17.1%
                             France          15.3%
                             U.K.            15.0%
                             U.S.            14.8%
                             Japan           12.8%
                             Austria         10.9%
                             Germany         10.7%

Source: Morgan Stanley Capital International (MSCI). Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.


This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.

                                                  1969       1995
                                                 -------   --------
Capital Appreciation and Reinvesting Dividends   $10,000   $186,208
Capital Appreciation Only                        $10,000   $ 66,913

Source: Stocks, Bonds, Bills, and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based in the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.


                           WORLD STOCK MARKET
                           CAPITALIZATION BY REGION

                           World Total: $9.2 Trillion

                             U.S.            40.8%
                             Pacific Basin   28.7%
                             Europe          28.3%
                             Canada           2.2%

Source: Morgan Stanley Capital International, December 1995. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of 1579 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.


              LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1994)

                         [CHART -- PLOT POINTS TO COME]

-------------
Source: Stocks, Bonds, Bills, and Inflation 1995 Yearbook, Ibbotson
Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1994. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.


        The following chart, although not relevant to share ownership in the Trust, may provide useful information about the effects of a hypothetical investment diversified over different asset portfolios. The chart shows the range of annual total returns for major stock and bond indices for the period from December 31, 1975 through December 31, 1995. The horizontal "Best Returns Zone" band shows that a hypothetical blended portfolio constructed of one-third U.S. stocks (S&P 500), one-third foreign stocks (EAFE Index), and one-third U.S. bonds (Lehman Index) would have eliminated the "highest highs" and "lowest lows" of any single asset class.


"BEST RETURNS ZONE"
WITH A DIVERSIFIED BLEND
1/3 S&P 500 INDEX
1/3 EAFE INDEX
1/3 LEHMAN AGGREGATE INDEX


 The Range of Annual Total Returns for Major Stock &
        Bond Indices Over the Past 20 Years
              (12/31/75 - 12/31/95)*

                                Low           High
                             --------       --------
S&P 500                        -7.2%          37.6%
EAFE                          -23.2%          69.9%
Lehman Aggregate               -2.9%          32.6%

* Source: Prudential Investment Corporation based on data from Lipper Analytical New Application (LANA). Past performance is not indicative of future results. The S&P 500 Index is a weighted, unmanaged index comprised of 500 stocks which provides a broad indication of stock price movements. The Morgan Stanley EAFE Index is an unmanaged index comprised of 20 overseas stock markets in Europe, Australia, New Zealand and the Far East. The Lehman Aggregate Index includes all publicly-issued investment grade debt with maturities over one year, including U.S. government and agency issues, 15 and 30 year fixed-rate government agency mortgage securities, dollar denominated SEC registered corporate and government securities, as well as asset-backed securities. Investors cannot invest directly in stock or bond market indices.

                   APPENDIX -- GENERAL INVESTMENT INFORMATION

        The following terms are used in mutual fund investing.

ASSET ALLOCATION

        Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

        Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks and (general returns) of any one type of security.

DURATION

        Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

        Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years -- the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

        Market timing -- buying securities when prices are low and selling them when prices are relatively higher-may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

        Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

                APPENDIX--INFORMATION RELATING TO THE PRUDENTIAL

     Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1995 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Trust.

INFORMATION ABOUT PRUDENTIAL

     The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1995. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs more than 92,000 persons worldwide, and maintains a sales force of approximately 13,000 agents and 5,600 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

     Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to more than 50 million people worldwide--one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 19 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($11.4 billion) of any life insurance company in the United States. The Prudential provides auto insurance for more than 1.7 million cars and insures more than 1.4 million homes.

     Money Management. The Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. In July 1995, Institutional Investor ranked Prudential the third largest institutional money manager of the 300 largest money management organizations in the United States as of December 31, 1994. As of December 31, 1995, Prudential had more than $314 billion in assets under management. Prudential Investments, (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals.

     Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.(2)

     Healthcare. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, almost 5 million Americans receive healthcare from a Prudential managed care membership.

     Financial Services. The Prudential Bank, a wholly-owned subsidiary of the Prudential, has nearly $3 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS


     Prudential Mutual Fund Management LLC is one of the fifteen largest mutual fund companies in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.


---------------


1 Prudential Investments, a business group of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as subadviser to Nicholas-Applegate Fund, Inc. Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Prudential Active Balanced Fund, a portfolio of Prudential Dryden Fund and BlackRock Financial Management, Inc. as subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.


2 As of December 31, 1994.

     The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

     From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.


     Equity Funds. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.


     High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

     Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.


     Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.


     Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

     Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's

---------------

3 As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.

portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

     Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

     Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

     Trading Data(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.(5) Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)


     Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services LLC, the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.


INFORMATION ABOUT PRUDENTIAL SECURITIES

     Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI.(7)


     Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities' Financial Advisor training programs received a grade of A- (compared to an industry average of B+).


---------------

4 Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Investments, a business group of PIC, for the year ended December 31, 1995.

5 Based on 669 funds in Lipper Analytical Services categories of Short U.S.
  Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.

6 As of December 31, 1994.

7 As of December 31, 1994.

     In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All America Research Team" survey. Five Prudential Securities' analysts were ranked as first-team finishers.(8)

     In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect(SM), a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

     For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

---------------

8 On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

     (A) Financial Statements:

     (1) Financial statements included in the Prospectus constituting Part A of this Registration Statement:

             Financial Highlights.

     (2) Financial statements included in the Statement of Additional Information constituting Part B of this Registration Statement:

             Independent Auditors' Report.

             Portfolio of Investments at December 31, 1996.

             Statement of Assets and Liabilities at December 31, 1996.

           Statement of Operations for the year ended December 31, 1996.

               Statement of Changes in Net Assets for the year ended December 31, 1996 and 1995.

             Financial Highlights.

             Notes to Financial Statements.

     (B) Exhibits:


  1. (a)         Certificate of Trust. Originally filed as Exhibit No. 1(a) to the Registration
                 Statement on Form N-1A (File No. 33-50476) filed on July 31, 1992.*
     (b)         Declaration of Trust. Originally filed as Exhibit No. 1(b) to the Registration
                 Statement on Form N-1A (File No. 33-50476) filed on July 31, 1992.*
  2.             By-Laws. Originally filed as Exhibit No. 2 to the Registration Statement on
                 Form N-1A (File No. 33-50476) filed on July 31, 1992.*
  3.             Not Applicable.
  4.             Not Applicable.
  5. (a)         Management Agreement, between the Registrant and Prudential Mutual Fund
                 Management, Inc. Originally filed as Exhibit No. 5(a) to the Registration
                 Statement on Form N-1A (File No. 33-50476) filed on May 13, 1993.*
     (a) (i)     Amendment to Management Agreement. Originally filed as Exhibit 5(a)(i) to
                 Amendment No. 3 to the Registration Statement on Form N-1A (File No. 33-50476)
                 filed on April 1, 1994.*
     (b) (i)     Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and
                 INVESCO MIM Inc. Originally filed as Exhibit No. 5(b)(ii) to the Registration
                 Statement on Form N-1A (File No. 33-50476) filed on May 13, 1993.*
        (ii)     Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and
                 Nicholas-Applegate Capital Management, Inc. Originally filed as Exhibit No.
                 5(b)(iii) to the Registration Statement on Form N-1A (File No. 33-50476) filed on May 13, 1993.*
        (iii)    Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and
                 Lazard Freres Asset Management for the International Equity Portfolio.
                 Originally filed as Exhibit No. 5(b)(v) to the Registration Statement on Form
                 N-1A (File No. 33-50476) filed on May 13, 1993.*

        (iv)     Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and
                 Wellington Management Company. Originally filed as Exhibit No. 5(b)(vii) to the
                 Registration Statement on Form N-1A (File No. 33-50476) filed on May 13, 1993.*
        (v)      Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and
                 Fiduciary International, Inc. Originally filed as Exhibit 5(a)(viii) to
                 Amendment No. 3 to the Registration Statement on Form N-1A (File No. 33-50476)
                 filed on April 1, 1994.*
        (vi)     Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and
                 Columbus Circle Investors. Originally filed as Exhibit No. 5(b)(ix) to
                 Amendment No. 5 to the Registration Statement on Form N-1A (File No. 33-50476)
                 filed on March 2, 1995.*
        (vii)    Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and
                 Pacific Investment Management Company. Originally filed as Exhibit No. 5(b)(x)
                 to Amendment No. 5 to the Registration Statement on Form N-1A (File No.
                 33-50476) filed on March 2, 1995.*
        (viii)   Subadvisory Agreement between Prudential Mutual Fund Management and Hotchkis and Wiley.*
        (ix)     Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and
                 Investment Advisers, Inc. Originally filed as Exhibit No. 5(b)(xii) to
                 Amendment No. 5 to the Registration Statement on Form N-1A (File No. 33-50476)
                 filed on March 2, 1995.*
        (x)      Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and
                 Lazard Freres Asset Management for the Small Capitalization Value Portfolio.
                 Originally filed as Exhibit No. 5(b)(xiii) to Amendment No. 5 to the
                 Registration Statement on Form N-1A (File No. 33-50476) filed on March 2,
                 1995.*
        (xi)     Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Wood,
                 Struthers & Winthrop Management Corp. incorporated by reference to Exhibit No.
                 5(b)(xi) to Amendment No. 6 to the Registration Statement on Form N-1A (File
                 No. 33-50476) filed via EDGAR on March 1, 1996.
        (xii)    Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Oak
                 Associates, Ltd. incorporated by reference to Exhibit No. 5(b)(xii) to
                 Amendment No. 6 to the Registration Statement Form N-1A (File No. 33-50476)
                 filed via EDGAR on March 1, 1996.
  6.             Distribution Agreement between the Registrant and Prudential Securities
                 Incorporated. Originally filed as Exhibit No. 6 to the Registration Statement on Form N-1A (File No. 33-50476) filed on May 13, 1993.*
  7.             Not Applicable.
  8.             Custodian Contract between the Registrant and State Street Bank and Trust
                 Company. Originally filed as Exhibit No. 8 to the Registration Statement on
                 Form N-1A (File No. 33-50476) filed on May 13, 1993.*
  9.             Transfer Agency and Service Agreement between the Registrant and Prudential
                 Mutual Fund Services, Inc. Originally filed as Exhibit No. 9 to the
                 Registration Statement on Form N-1A (File No. 33-50476) filed on May 13, 1993.*

 10.             Opinion of Shereff, Friedman, Hoffman & Goodman dated November 4, 1992.
                 Originally filed as Exhibit No. 10 to the Registration Statement on Form N-1A
                 (File No. 33-50476) filed on November 4, 1992.*
 11.             Consent of Independent Auditors.*
 12.             Not Applicable.
 13.             Not Applicable.
 14.             Not Applicable.
 15.             Not Applicable.
 16.             Schedule of Computation of Performance Quotations.*
 18.             Not Applicable.
 27.             Financial Data Schedules.*


---------------
* Filed herewith.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     Not Applicable.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.


     As of February 28, 1997 the Trust had the following record holders of shares of beneficial interest outstanding and entitled to vote in each Portfolio, $.001 par value per share:



                                                                                NUMBER OF
                                    PORTFOLIO                                    HOLDERS
    --------------------------------------------------------------------------  ---------
    Large Capitalization Growth Portfolio.....................................    16,602
    Large Capitalization Value Portfolio......................................    16,598
    Small Capitalization Growth Portfolio.....................................    16,560
    Small Capitalization Value Portfolio......................................    15,726
    International Equity Portfolio............................................    16,492
    International Bond Portfolio..............................................     5,828
    Intermediate-Term Bond Portfolio..........................................     7,146
    Total Return Bond Portfolio...............................................     6,260
    Mortgage Backed Securities Portfolio......................................     8,391
    U.S. Government Money Market Portfolio....................................     1,511


ITEM 27.  INDEMNIFICATION.


     As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended, (the Investment Company Act) and pursuant to Article VI of the Fund's By-Laws (Exhibit 2 to the Registration Statement), officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 3817 of the Delaware Business Trust Act permits indemnification of trustees who acted in good faith and reasonably believed that the conduct was in the best interest of the Registrant. As permitted by Section 17(i) of the Investment Company Act, pursuant to Section 8 of the Distribution Agreement (Exhibit 6 to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.


     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, (Securities Act) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Investment Company Act and will be governed by the final adjudication of such issue.


     The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.


     Section 9 of the Management Agreement (Exhibit 5(a) to the Registration Statement) and Section 4 of the Subadvisory Agreements (Exhibit 5(b) to the Registration Statement) limit the liability of Prudential Mutual Fund Management LLC (PMF) and each Adviser, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.


     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the Investment Company Act as long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


     (A) Prudential Mutual Fund Management LLC


     See "Management of the Trust -- Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.

     The business and other connections of the officers of PMF are listed in Schedules A and D of Form ADV of PMF as currently on file with the Securities and Exchange Commission, as most recently amended (File No. 801-31104).



     The business and other connections of PMF's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.



      NAME AND ADDRESS             POSITION WITH PMF               PRINCIPAL OCCUPATIONS
-----------------------------  -------------------------    -----------------------------------
Brian Storms.................  Officer-in Charge,           Officer-in Charge, President, Chief
                                 President, Chief             Executive Officer and Chief
                                 Executive Officer and        Operating Officer, PMF
                                 Chief Operating Officer
Robert F. Gunia..............  Executive Vice President     Comptroller, Prudential
                                 and Treasurer                Investments; Executive Vice
                                                              President and Treasurer, PMF;
                                                              Senior Vice President of
                                                              Prudential Securities
                                                              Incorporated (Prudential
                                                              Securities)
Thomas A. Early..............  Executive Vice President,    Executive Vice President, Secretary
                                 Secretary and General        and General Counsel, PMF; Vice
                                 Counsel                      President and General Counsel,
                                                              Prudential Retirement Services
Susan C. Cote................  Executive Vice President,    Executive Vice President, Chief
                                 Chief Financial Officer      Financial Officer, PMF, PIC
Neil A. McGuinness...........  Executive Vice President     Executive Vice President, PMF
Robert J. Sullivan...........  Executive Vice President     Executive Vice President, PMF


     (B) Columbus Circle Investors (CCI)

     See "Management of the Trust -- Advisers" in the Prospectus constituting Part A of this Registration Statement and "Advisers" in the Statement of Additional Information constituting Part B of this Registration Statement.

     Information as to Thomson Advisors L.P.'s directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-31227), as most recently amended, the text of which is incorporated herein by reference.

     (C) Invesco Capital Management, Inc. (Invesco)

     See "Management of the Trust -- Advisers" in the Prospectus constituting Part A of this Registration Statement and "Advisers" in the Statement of Additional Information constituting Part B of this Registration Statement.

     Information as to INVESCO's directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-33949), as most recently amended, the text of which is incorporated herein by reference.

     (D) Hotchkis and Wiley

     See "Management of the Trust -- Advisers" in the Prospectus constituting Part A of this Registration Statement and "Advisers" in the Statement of Additional Information constituting Part B of this Registration Statement.


     Information as to Hotchkis and Wiley is included in the Form ADV of Merrill Lynch Asset Management, L.P. filed with the Securities and Exchange Commission (File No. 801-11583), as most recently amended, the text of which is incorporated herein by reference.


     (E) Nicholas-Applegate Capital Management (Nicholas-Applegate)

     See "Management of the Trust -- Advisers" in the Prospectus constituting Part A of this Registration Statement and "Advisers" in the Statement of Additional Information constituting Part B of this Registration Statement.

     Nicholas-Applegate Capital Management is a registered investment adviser primarily engaged in the investment advisory business. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership,which is engaged only in the business of acting as such general partner of certain investment limited partnerships.

     Information as to Nicholas-Applegate's general partners is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-21442), as most recently amended, the text of which is incorporated by reference.

     (F) Investment Advisers, Inc. (IAI)

     See "Management of the Trust -- Advisers" in the Prospectus constituting Part A of this Registration Statement and "Advisers" in the Statement of Additional Information constituting Part B of this Registration Statement.

     Information as to IAI's directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-3784), as most recently amended, the text of which is incorporated herein by reference.


     (G) Lazard Freres Asset Management


     See "Management of the Trust -- Advisers" in the Prospectus constituting Part A of this Registration Statement and "Advisers" in the Statement of Additional Information constituting Part B of this Registration Statement.


     Information as to the general partners of Lazard Freres Asset Management is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-6568), as most recently amended, the text of which is incorporated herein by reference.


     (H) Fiduciary International, Inc. (Fiduciary)

     See "Management of the Trust -- Advisers" in the Prospectus constituting Part A of this Registration Statement and "Advisers" in the Statement of Additional Information constituting Part B of this Registration Statement.

     Information as to Fiduciary's directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-18352), as most recently amended, the text of which is incorporated herein by reference.

     (I) Pacific Investment Management Company (PIMCO)

     See "Management of the Trust -- Advisers" in the Prospectus constituting Part A of this Registration Statement and "Advisers" in the Statement of Additional Information constituting Part B of this Registration Statement.

     Information as to PIMCO's directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-7260), as most recently amended, the text of which is incorporated herein by reference.

     (J) Wellington Management Company (WMC)

     See "Management of the Trust -- Advisers" in the Prospectus constituting Part A of this Registration Statement and "Advisers" in the Statement of Additional Information constituting Part B of this Registration Statement.

     Information as to WMC's general partners is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15908), as most recently amended, the text of which is incorporated herein by reference.

     (K) Wood, Struthers & Winthrop Management, Corp.

     See "Management of the Trust -- Advisers" in the Prospectus constituting Part A of this Registration Statement and "Advisers" in the Statement of Additional Information constituting Part B of this Registration Statement.

     Information as to Wood, Struthers & Winthrop Management, Corp.'s directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-9952), as most recently amended, the text of which is incorporated herein by reference.

     (L) Oak Associates, Ltd.

     See "Management of the Trust -- Advisers" in the Prospectus constituting Part A of this Registration Statement and "Advisers" in the Statement of Additional Information constituting Part B of this Registration Statement.

     Information as to Oak Associates, Ltd.'s directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-23632), as most recently amended, the text of which is incorporated herein by reference.

ITEM 29.  PRINCIPAL UNDERWRITERS.

     (a) Prudential Securities Incorporated


     Prudential Securities is distributor for the BlackRock Government Income Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, The Global Government Plus

Fund, Inc., The Global Total Return Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Allocation Fund, Prudential California Municipal Fund, Prudential Diversified Bond Fund, Inc., Prudential Distressed Securities Fund, Inc., Prudential Dryden Fund, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Jennison Series Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Small Companies Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Fund, Inc., Prudential Utility Fund, Inc., Prudential World Fund, Inc., and The Target Portfolio Trust. Prudential Securities is also a depositor for the following unit investment trusts:


                            Corporate Investment Trust Fund
                            Prudential Equity Trust Shares
                            National Equity Trust
                            Prudential Unit Trusts
                            Government Securities Equity Trust
                            National Municipal Trust

     (b) Information concerning the directors and officers of Prudential Securities Incorporated is set forth below.

                                           POSITIONS AND OFFICES                  POSITIONS AND
             NAME(1)                          WITH UNDERWRITER               OFFICES WITH REGISTRANT
---------------------------------  --------------------------------------    -----------------------
Robert Golden....................  Executive Vice President and Director          None
One New York Plaza
New York, NY 10292
Alan D. Hogan....................  Executive Vice President, Chief                None
                                     Administrative Officer and Director
George A. Murray.................  Executive Vice President and Director          None
Leland B. Paton..................  Executive Vice President and Director          None
One New York Plaza
New York, NY 10292
Martin Pfinsgraff................  Executive Vice President, Chief                None
                                     Financial Officer and Director

                                           POSITIONS AND OFFICES                  POSITIONS AND
             NAME(1)                          WITH UNDERWRITER               OFFICES WITH REGISTRANT
---------------------------------  --------------------------------------    -----------------------
Vincent T. Pica, II..............  Executive Vice President and Director          None
One New York Plaza
New York, NY 10292
Hardwick Simmons.................  Chief Executive Officer, President and         None
                                     Director
Lee B. Spencer, Jr...............  Executive Vice President, General              None
                                     Counsel and Director

---------------
(1) The address of each person named is One Seaport Plaza, New York, NY 10292 unless otherwise indicated.

     (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, The Registrant, Gateway Center Three, Newark, New Jersey 07102, and Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1(b)(4) and (11) and 31a-1(d) and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.


ITEM 31.  MANAGEMENT SERVICES.

     Other than as set forth under the captions "Management of the Trust -- Manager" and "Management of the Trust -- Distributor" in the Prospectus and the captions "Manager" and "Distributor" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32.  UNDERTAKINGS.

     The Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark and State of New Jersey, on the 7th day of March, 1997.


                                          THE TARGET PORTFOLIO TRUST

                                          /s/       RICHARD A. REDEKER
                                          --------------------------------------
                                             (Richard A. Redeker, President)

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                SIGNATURE                               TITLE                      DATE
------------------------------------------  ------------------------------  ------------------
           /s/ GRACE C. TORRES              Treasurer, Controller and       March 7, 1997
------------------------------------------  Principal Financial and
             Grace C. Torres                Accounting Officer
           /s/ EUGENE C. DORSEY             Trustee                         March 7, 1997
------------------------------------------
             Eugene C. Dorsey

       /s/ DOUGLAS H. MCCORKINDALE          Truste                          March 7, 1997
------------------------------------------
         Douglas H. McCorkindale

           /s/ THOMAS T. MOONEY             Trustee                         March 7, 1997
------------------------------------------
             Thomas T. Mooney

          /s/ RICHARD A. REDEKER            President and Trustee           March 7, 1997
------------------------------------------
            Richard A. Redeker

                                 EXHIBIT INDEX


  1. (a)        Certificate of Trust. Originally filed as Exhibit No. 1(a) to the Registration
                Statement on Form N-1A (File No. 33-50476) filed on July 31, 1992.*
    (b)         Declaration of Trust. Originally filed as Exhibit No. 1(b) to the Registration
                Statement on Form N-1A (File No. 33-50476) filed on July 31, 1992.*
  2.            By-Laws.  Originally filed as Exhibit No. 2 to the Registration Statement on
                Form
                N-1A (File No. 33-50476) filed on July 31, 1992.*
  3.            Not Applicable.
  4.            Not Applicable.
  5. (a)        Management Agreement between the Registrant and Prudential Mutual Fund Manage-
                ment, Inc. Originally filed as Exhibit No. 5(a) to the Registration Statement on
                Form N-1A (File No. 33-50476) filed on May 13, 1993.*
    (a) (i)     Amendment to Management Agreement. Originally filed as Exhibit 5(a)(i) to Amend-
                ment No. 3 to the Registration Statement on Form N-1A (File No. 33-50476) filed on April 1, 1994.*
    (b) (i)     Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and IN-
                VESCO MIM Inc. Originally filed as Exhibit No. 5(b)(ii) to the Registration
                Statement on Form N-1A (File No. 33-50476) filed on May 13, 1993.*
        (ii)    Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and
                Nicholas-Applegate Capital Management, Inc. Originally filed as Exhibit No.
                5(b)(iii) to the Registration Statement on Form N-1A (File No. 33-50476) filed on May 13, 1993.*
        (iii)   Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and La-
                zard Freres Asset Management for the International Equity Portfolio. Originally
                filed as Exhibit No. 5(b)(v) to the Registration Statement on Form N-1A (File
                No. 33-50476) filed on May 13, 1993.*
        (iv)    Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Wel-
                lington Management Company. Originally filed as Exhibit No. 5(b)(vii) to the
                Registration Statement on Form N-1A (File No. 33-50476) filed on May 13, 1993.*
        (v)     Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Fidu-
                ciary International, Inc. Originally filed as Exhibit 5(a)(viii) to Amendment
                No. 3 to the Registration Statement on Form N-1A (File No. 33-50476) filed on
                April 1, 1994.*
        (vi)    Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and
                Columbus Circle Investors. Originally filed as Exhibit No. 5(b)(ix) to Amendment
                No. 5 to the Registration Statement on Form N-1A (File No. 33-50476) filed on
                March 2, 1995.*
        (vii)   Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and
                Pacific Investment Management Company. Originally filed as Exhibit No. 5(b)(x)
                to Amendment No. 5 to the Registration Statement on Form N-1A (File No.
                33-50476) filed on March 2, 1995.*
        (viii)  Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and
                Hotchkis and Wiley.*

        (ix)    Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and In-
                vestment Advisers, Inc. Originally filed as Exhibit No. 5(b)(xii) to Amendment
                No. 5 to the Registration Statement on Form N-1A (File No. 33-50476) filed on
                March 2, 1995.*
        (x)     Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and La-
                zard Freres Asset Management for the Small Capitalization Value Portfolio.
                Originally filed as Exhibit No. 5(b)(xiii) to Amendment No. 5 to the
                Registration Statement on Form N-1A (File No. 33-50476) filed on March 2, 1995.*
        (xi)    Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Wood,
                Struthers & Winthrop Management Corp. incorporated by reference to Exhibit No.
                5(b)(xi) to Amendment No. 6 to the Registration Statement on Form N-1A (File No.
                33-50476) filed via EDGAR on March 1, 1996.
        (xii)   Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Oak
                Associates, Ltd. incorporated by reference to Exhibit No. 5(b)(xii) to Amendment
                No. 6 to the Registration Statement on Form N-1A (File No. 33-50476) filed via
                EDGAR on March 1, 1996.
  6.            Distribution Agreement between the Registrant and Prudential Securities
                Incorporated. Originally filed as Exhibit No. 6 to the Registration Statement on
                Form N-1A (File No. 33-50476) filed on May 13, 1993.*
  7.            Not Applicable.
  8.            Custodian Contract between the Registrant and State Street Bank and Trust
                Company. Originally filed as Exhibit No. 8 to the Registration Statement on Form
                N-1A (File No. 33-50476) filed on May 13, 1993.*
  9.            Transfer Agency and Service Agreement between the Registrant and Prudential
                Mutual Fund Services, Inc. Originally filed as Exhibit No. 9 to the Registration
                Statement on Form N-1A (File No. 33-50476) filed on May 13, 1993.*
 10.            Opinion of Shereff, Friedman, Hoffman & Goodman dated November 4, 1992.
                Originally filed as Exhibit No. 10 to Registration Statement on Form N-1A (File
                No. 33-50476) filed on March 4, 1992*.
 11.            Consent of Independent Auditors.*
 12.            Not Applicable.
 13.            Not Applicable.
 14.            Not Applicable.
 15.            Not Applicable.
 16.            Schedule of Computation of Performance Quotations.*
 18.            Not Applicable.
 27.            Financial Data Schedules.*


---------------

* Filed herewith.